UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-10543

Name of Fund:	BlackRock Core Bond Trust (BHK)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Core Bond Trust,
55 East 52
nd
Street, New York, NY 10055
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2022
Date of reporting period: 06/30/2022

Item 1 –	Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund, Inc. (HYT)
BlackRock Credit Allocation Income Trust (BTZ)
BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form
1099-DIV
each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BHK	$0.343768	$ —	$ —	$0.029232		$0.373000	92%	—%	—%	8%	100%
HYT	0.342518	—	—	0.046982		0.389500	88	—	—	12	100
BTZ	0.398786	—	—	0.020714		0.419500	95	—	—	5	100
BGT	0.306504	—	—	0.016996		0.323500	95	—	—	5	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at
blackrock.com
.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Directors, as applicable (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BHK	$0.0746
HYT	0.0779
BTZ	0.0839
BGT	0.0647
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about
each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BHK and HYT’s prospectus for a more complete description of each Trust’s risks.

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The Markets in Review
Dear Shareholder,
The
12-month
reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of
COVID-19
vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a
40-year
high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The
10-year
U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.
Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six-
to twelve-month horizon.
Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000 ® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of June 30, 2022	BlackRock Core Bond Trust (BHK)

Investment Objective
BlackRock Core Bond Trust’s (BHK) (the “Trust”)
investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($11.32) (a)	7.91%
Current Monthly Distribution per Common Share (b)	$0.0746
Current Annualized Distribution per Common Share (b)	$0.8952
Leverage as of June 30, 2022 (c)	40%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$11.32	$16.51	(31.44)%	$16.51	$10.52
Net Asset Value	11.86	15.47	(23.34)	15.47	11.66
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(20.99)%	(21.05)%	1.58%	4.25%
Trust at Market Price (a)(b)	(29.34)	(26.28)	1.90	3.93

Bloomberg U.S. Credit Index (c)	(13.81)	(13.64)	1.24	2.45
Reference Benchmark (d)	(14.74)	(13.93)	1.41	2.72
Bloomberg U.S. Long Government/Credit Index (e)	(21.88)	(20.14)	1.03	2.63
Bloomberg Intermediate Credit Index (f)	(8.52)	(8.96)	1.43	2.21
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (g)	(14.19)	(12.82)	2.09	4.47
Bloomberg CMBS, Eligible for U.S. Aggregate Index (h)	(8.28)	(8.89)	1.58	2.35
Bloomberg MBS Index (i)	(8.78)	(9.03)	0.36	1.18
Bloomberg ABS Index (j)	(3.77)	(4.27)	1.38	1.43

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
Bloomberg U.S. Credit Index, an index that measures the investment grade, US dollar-denominated ,fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate
component that includes foreign agencies, sovereigns, supranationals and local authorities.

(d)
The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(e)
Bloomberg U.S. Long Government/Credit Index, this unmanaged index is the long component of the Bloomberg U.S. Government/Credit Index. It includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and
non-U.S.
corporations,
non-
U.S. government debt and supranational debt.

(f)
Bloomberg Intermediate Credit Index, this unmanaged index is the intermediate component of the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(g)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(h)	Bloomberg CMBS, Eligible for U.S. Aggregate Index, this unmanaged index is the CMBS component of the Bloomberg U.S. Aggregate Index.

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Trust Summary as of June 30, 2022 (continued)	BlackRock Core Bond Trust (BHK)

(i)
Bloomberg MBS Index, this unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(j)	Bloomberg ABS Index, an unmanaged index that is the asset-backed securities component of the Bloomberg U.S. Aggregate Index.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Exposure to a range of credit-oriented sectors including high yield corporate bonds, investment grade corporate bonds, floating rate bank loans and emerging market bonds weighed on the Trust’s performance. Allocations to U.S. Treasuries, U.S. agency securities and sovereign bonds also provided negative performance. Exposure to securitized assets including residential mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations detracted as well. Finally, holdings of municipal bonds also provided negative returns.
Positive contributions to the Trust’s absolute performance over the period came from its use of derivatives, most notably interest rate swaps.
Derivatives are utilized by the Trust in order to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. As noted, the Trust’s use of derivatives contributed to performance during the period.
Describe recent portfolio activity.
Over the reporting period, the Trust increased exposure to investment grade corporate bonds, high yield corporate bonds,
30-year
MBS, asset-backed securities (“ABS”), CMBS,
non-agency
adjustable-rate MBS and agency collateralized mortgage obligations (“CMOs”). Exposure to U.S. Treasuries, emerging market bonds, sovereign bonds and U.S. agency securities was trimmed.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
At period end, the Trust maintained a diversified exposure within non-government
spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, ABS and emerging market debt. The Trust also held exposure to government-related sectors such as
30-year
pass-through MBS, agency CMOs and U.S. agency securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2022 (continued)	BlackRock Core Bond Trust (BHK)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

Corporate Bonds	41.7%
U.S. Government Sponsored Agency Securities	18.5
U.S. Treasury Obligations	17.7
Asset-Backed Securities	6.1
Non-Agency Mortgage-Backed Securities	5.8
Preferred Securities	4.3
Floating Rate Loan Interests	2.2
Municipal Bonds	2.1
Foreign Agency Obligations	1.6

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

AAA/Aaa (c)	38.8%
AA/Aa	4.1
A	9.5
BBB/Baa	21.2
BB/Ba	11.4
B	7.9
CCC/Caa	2.8
CC	0.2
C	—	(d)
N/R (e)	4.1

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of
not-rated
investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1% of total investments.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

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Trust Summary as of June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective
BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”)
primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($9.53) (a)	9.81%
Current Monthly Distribution per Common Share (b)	$0.0779
Current Annualized Distribution per Common Share (b)	$0.9348
Leverage as of June 30, 2022 (c)	30%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$9.53	$12.34	(22.77)%	$12.34	$9.30
Net Asset Value	9.45	11.99	(21.18)	11.99	9.45
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(18.17)%	(16.49)%	3.21%	6.33%
Trust at Market Price (a)(b)	(19.82)	(15.99)	5.59	6.04

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (c)	(14.19)	(12.82)	2.09	4.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index (the “Reference Benchmark”) comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
High-yield bonds experienced sharply negative returns in the period, as persistent inflation, aggressive rate hiking by the Fed and rising fears of recession weighed on credit-sentiment.
The Trust’s exposures to technology, cable & satellite, and midstream energy sectors were the largest absolute detractors from performance. From a credit quality perspective, holdings of bonds in the B, BB and CCC ratings categories were the largest detractors from return for the period.
From a sector perspective, independent energy was the largest absolute contributor over the period. From an asset allocation perspective, currency positioning and exposure to U.S. Treasuries were the most meaningful contributors.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2022 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Describe recent portfolio activity.
While key positioning themes have remained broadly consistent, the Trust tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. The Trust increased exposure to investment grade corporate bonds during the period, while continuing to utilize liquid high yield products such as total return swaps and credit default swap indices. The Trust decreased exposure to equities. In sector terms, the Trust increased its allocation to the media & entertainment, independent energy and packaging sectors, while reducing risk in the banking, pharmaceuticals and health care sectors.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe portfolio positioning at period end.
The Trust was underweight in BB rated issues and overweight in select CCCs. With that said, it maintained an underweight in the highest-yielding portion of the market with the largest concentration of distressed assets. The Trust also continued to hold a tactical allocation of about 21% to bank loans, as well as roughly 6% exposure to investment grade bonds and approximately 3% in both equities and high yield liquid products.
Top sector overweights included technology, independent energy and property & casualty, while the biggest underweights were to finance companies, electric utilities, and media & entertainment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

Corporate Bonds	81.0%
Floating Rate Loan Interests	15.2
Preferred Securities	2.2
Common Stocks	1.4
Other*	0.2

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

A	0.2%
BBB/Baa	6.5
BB/Ba	39.3
B	38.4
CCC/Caa	11.7
CC	0.1
N/R	3.8

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective
BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”)
investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($10.89) (a)	9.25%
Current Monthly Distribution per Common Share (b)	$0.0839
Current Annualized Distribution per Common Share (b)	$1.0068
Leverage as of June 30, 2022 (c)	33%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$10.89	$15.05	(27.64)%	$15.05	$10.30
Net Asset Value	11.63	15.10	(22.98)	15.10	11.63
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(20.22)%	(20.08)%	2.05%	5.00%
Trust at Market Price (a)(b)	(25.05)	(24.78)	2.63	5.14

Reference Benchmark (c)	(13.68)	(13.11)	1.73	3.50
Bloomberg U.S. Credit Index (d)	(13.81)	(13.64)	1.24	2.45
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (e)	(14.19)	(12.82)	2.09	4.47
Bloomberg USD Capital Securities Index (f)	(12.70)	(12.37)	2.26	4.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg USD Capital Securities Index (19.71%).

(d)
Bloomberg U.S. Credit Index, an index that measures the investment grade, US dollar-denominated ,fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate
component that includes foreign agencies, sovereigns, supranationals and local authorities.

(e)
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	Bloomberg USD Capital Securities Index, an unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.

T R U S T S U M M A R Y	11

Trust Summary as of June 30, 2022 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Risk assets sold off following persistently high inflation numbers, concerns around slowing economic growth, and interest rate hikes by central banks around the world. Detractors from performance included exposure to U.S. investment grade and high yield corporate bonds, capital securities, floating rate loan interest and collateralized loan obligations (“CLOs”). Allocations to Asian corporate credit, European investment grade and high yield corporate credit, and emerging market bonds also detracted.
The Trust’s positioning with respect to duration and corresponding interest rate sensitivity contributed to performance, along with exposure to equity downside hedges.
In addition to employing leverage, the Trust uses derivatives as part of its investment strategy, including forward contracts to hedge foreign currency exposure of
non-U.S.
positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The use of derivatives over the period had a marginally positive impact on performance.
Describe recent portfolio activity.
Over the period, the Trust increased its cash position and exposure to floating rate loan interest, U.S. investment grade corporate bonds, CLOs and capital securities, while decreasing exposure to U.S. high yield corporate bonds. The Trust’s use of leverage increased over the period.
Describe portfolio positioning at period end.
At period end, the Trust was positioned for the Fed to continue to raise interest rates in order to address inflation while keeping a secondary focus on slowing growth. The Trust was also positioned with a domestic tilt given elevated global geopolitical risks, particularly in Europe. The Trust maintained core allocations to U.S. investment grade and high yield corporate bonds, bank loans and capital securities, with allocations to CLOs and select
non-U.S.
exposures as well.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

Corporate Bonds	77.9%
Preferred Securities	11.2
Asset-Backed Securities	4.4
Floating Rate Loan Interests	4.4
Foreign Agency Obligations	1.4
Municipal Bonds	0.7

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

AAA/Aaa	0.6%
AA/Aa	2.0
A	11.5
BBB/Baa	43.8
BB/Ba	22.7
B	14.5
CCC/Caa	4.1
C	— (c)
N/R (d)	0.8

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Floating Rate Income Trust (BGT)

Investment Objective
BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”)
primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and
non-U.S.
issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($11.02) (a)	7.05%
Current Monthly Distribution per Common Share (b)	$0.0647
Current Annualized Distribution per Common Share (b)	$0.7764
Leverage as of June 30, 2022 (c)	32%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$11.02	$13.99	(21.23)%	$14.13	$10.80
Net Asset Value	12.10	13.44	(9.97)	13.57	12.10
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	(7.50)%	(5.45)%	2.87%	4.82%
Trust at Market Price (a)(b)	(19.07)	(8.93)	1.64	3.71

S&P/LSTA Leveraged Loan Index (c)	(4.55)	(2.78)	2.91	3.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Floating rate loan interest lost ground in the first half of 2022. Loans’ floating-rate feature was a beneficial attribute when rates were rising in the first quarter 2022 but inflation and recession fears hit all asset classes in the second half of the period. In this environment, no ratings category contributed to absolute performance and virtually all sectors finished with negative returns. High-yield bonds also suffered losses in the semiannual period.

T R U S T S U M M A R Y	13

Trust Summary as of June 30, 2022 (continued)	BlackRock Floating Rate Income Trust (BGT)

B rated issues were the largest detractor within the Fund, followed by BBs and CCCs. With respect to sectors, technology, health care and building materials were the main detractors.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
The Fund maintained an underweight in BB and B rated securities, and it was slightly overweight in CCCs. The investment advisor increased the portfolio’s overall credit quality due to expectations for continued near-term volatility, raising its weighting in BBs while modestly decreasing its allocations to Bs and CCCs.
The Fund maintained a relatively low “hit rate” from an issuer count perspective, with positions in only about one-third
of the investable universe.
Sector positioning remained broadly consistent over the past several quarters, reflecting the investment adviser’s focus on individual security selection. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.
Describe portfolio positioning at period end.
B rated loans were the Fund’s largest position, followed by BBs and CCCs. Its largest sector positions included technology, health care and consumer cyclicals, while it had lower weightings in refining, natural gas, and railroads.
The Fund had a bias toward larger loan tranches of $1 billion and above. The investment adviser maintained a preference for loan/bond capital structures over the loan-only segment. The securities that Fund did own in the latter category were typically deals of $1 billion or more.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	06/30/22

Floating Rate Loan Interests	98.2%
Corporate Bonds	1.5
Other*	0.3

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	06/30/22

BBB/Baa	4.3%
BB/Ba	25.4
B	62.0
CCC/Caa	6.4
N/R	1.9

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO Ltd. (a)(b)
Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 3.46%, 04/20/30	USD	500	$479,102
Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 4.71%, 04/20/30		600	576,098
AGL CLO 3 Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 4.34%, 01/15/33 (a)(b)		250	238,781
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.04%, 10/15/29 (a)(b)		285	250,868
AMMC CLO 20 Ltd., Series 2017-20A, Class AR, (3 mo. LIBOR US + 0.87%), 1.91%, 04/17/29 (a)(b)		528	520,191
Anchorage Capital CLO Ltd. (a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 2.67%, 10/13/30		380	368,056
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 4.22%, 10/13/30		720	690,895
Apidos CLO XXII, 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 4.01%, 04/20/31 (a)(b)		250	231,597
Assurant CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 3.21%, 10/20/34 (a)(b)		500	464,533
Bain Capital Credit CLO 2021-5 Ltd., Class B, 2.83%, 10/23/34 (b)		500	467,647
Bain Capital Credit CLO Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 4.28%, 07/24/34 (a)(b)		250	230,740
Ballyrock CLO Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 4.19%, 10/15/28 (a)(b)		250	244,998
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 3.40%, 01/19/35 (a)(b)		250	236,190
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 5.18%, 06/15/31 (a)(b)		1,000	944,247
Canyon Capital CLO Ltd. (a)(b)
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.94%, 07/15/31		250	235,740
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 4.39%, 04/15/34		500	470,587
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 4.76%, 08/14/30 (a)(b)		1,000	929,014
CarVal CLO I Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 6.81%, 07/16/31 (a)(b)		500	443,068
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 04/20/32 (a)(b)		500	443,751
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.50%, 07/20/32 (a)(b)		500	443,027
CarVal CLO VC Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 3.41%, 10/15/34 (a)(b)		250	235,627
CBAM Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 3.46%, 07/20/30 (a)(b)		350	335,874
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3 mo. LIBOR US + 2.60%), 3.66%, 04/20/31 (a)(b)		250	229,192
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 2.64%, 07/15/33 (a)(b)		500	476,181
CIFC Funding Ltd. (a)(b)
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.55%), 4.59%, 07/16/30		500	474,583
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 3.98%, 04/24/30		750	705,982

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd. (a)(b) (continued)
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 2.94%, 10/22/31	USD	250	$243,635
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 2.25%, 01/22/31		1,000	982,023
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 4.14%, 07/15/36		500	467,008
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 02/15/29 (b)		958	954,536
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. LIBOR US + 0.14%), 1.46%, 01/15/37 (a)		1,315	1,204,625
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 2.69%, 07/15/30 (a)(b)		250	240,423
Dryden 53 CLO Ltd., Series 2017-53A, Class B, (3 mo. LIBOR US + 1.40%), 2.44%, 01/15/31 (a)(b)		1,320	1,247,400
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 3.69%, 04/18/31 (a)(b)		1,250	1,142,934
Dryden 78 CLO Ltd., Series 2020-78A, Class D, (3 mo. LIBOR US + 3.00%), 4.04%, 04/17/33 (a)(b)		250	229,350
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 4.56%, 08/15/30 (a)(b)		1,000	936,952
Eaton Vance CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 2.31%, 01/20/30 (a)(b)		1,000	971,475
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50 (b)		110	93,060
Elevation CLO Ltd., Series 2021-12A, Class E, (3 mo. LIBOR US + 7.27%), 8.33%, 04/20/32 (a)(b)		500	445,622
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 2.74%, 04/15/33 (a)(b)		250	237,782
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 3.06%, 10/20/34 (a)(b)		436	406,058
Elmwood CLO VI Ltd., Series 2020-3A, Class BR, 2.71%, 10/20/34 (b)		250	235,379
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class C, 5.16%, 10/20/39 (b)	CAD	170	127,923
Galaxy XX CLO Ltd., Series 2015-20A, Class CR, (3 mo. LIBOR US + 1.75%), 2.81%, 04/20/31 (a)(b) .	USD	250	236,666
Generate CLO 3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.66%, 10/20/29 (a)(b)		1,750	1,691,789
Generate CLO 4 Ltd., Series 2016-2A, Class DR, (3 mo. LIBOR US + 3.15%), 4.21%, 04/20/32 (a)(b)		1,500	1,386,585
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 4.64%, 01/22/35 (a)(b)		750	698,444
GoldenTree Loan Management US CLO 3, Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 2.61%, 04/20/30 (a)(b)		250	237,751
GoldenTree Loan Management US CLO 4, Ltd., Class BR, 2.78%, 04/24/31 (b)		500	479,245
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class BR2, (3 mo. LIBOR US + 1.60%), 2.84%, 10/29/29 (a)(b)		1,500	1,452,548
GoldenTree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3 mo. LIBOR US + 3.05%), 4.11%, 07/20/31 (a)(b)		250	231,813
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 7.62%, 07/20/34 (a)(b)		250	232,038

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 4.36%, 01/20/30 (a)(b)	USD	250	$236,532
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33 (a)(b)		500	463,155
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 4.64%, 07/18/29 (a)(b)		1,000	890,086
Lending Funding Trust, Series 2020-2A, Class C, 4.30%, 04/21/31 (b)		240	227,764
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27 (c)		1,278	1,222,052
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.48%), 2.10%, 09/25/36 (a)		6,276	2,012,219
Madison Park Funding LVII Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 4.14%, 10/15/31 (a)(b)		250	230,173
Madison Park Funding XXIII Ltd., Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 3.22%, 07/27/31 (a)(b)		600	575,598
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 2.83%, 04/25/29 (a)(b)		250	242,016
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3 mo. LIBOR US + 3.35%), 4.53%, 04/25/32 (a)(b)		250	235,495
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, (3 mo. LIBOR US + 1.90%), 2.94%, 07/17/34 (a)(b)		250	229,806
Marble Point CLO XVII Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 3.75%), 4.81%, 04/20/33 (a)(b)		250	239,074
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 4.79%, 01/22/35 (a)(b)		250	242,135
Mariner Finance Issuance Trust (b)
Series 2021-AA, Class C, 2.96%, 03/20/36		190	164,076
Series 2021-AA, Class D, 3.83%, 03/20/36		180	157,938
Navient Private Education Refi Loan Trust (b)
Series 2021-DA, Class C, 3.48%, 04/15/60		770	690,333
Series 2021-DA, Class D, 4.00%, 04/15/60		440	394,737
Nelnet Student Loan Trust (b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	414,507
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,681,599
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 10/17/30 (a)(b)		250	239,804
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 2.86%, 07/20/31 (a)(b)		1,162	1,097,410
OCP CLO Ltd. (a)(b)
Series 2015-9A, Class BR2, (SOFR + 1.75%), 2.02%, 01/15/33		250	235,659
Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 2.00%, 07/15/30		1,000	982,528
Series 2017-14A, Class A2, (3 mo. LIBOR US + 1.50%), 2.98%, 11/20/30		1,320	1,253,966

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 4.09%, 07/15/34 (a)(b)	USD	250	$233,054
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 2.58%, 01/25/31 (a)(b)		500	474,131
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 3.89%, 01/22/30 (a)(b)		500	459,336
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32 (b)		1,747	1,742,024
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 4.19%, 10/17/29 (a)(b)		875	822,940
OZLM XXI Ltd., Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 3.73%, 01/20/31 (a)(b)		1,000	901,057
Palmer Square CLO 2013-2 Ltd., Series 2013-2A, Class A2R3, (3 mo. LIBOR US + 1.50%), 2.54%, 10/17/31 (a)(b)		250	236,522
Palmer Square CLO 2020-3 Ltd., Class A2R, 3.01%, 11/15/31 (b)		250	240,082
Palmer Square CLO Ltd., Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 3.81%, 07/20/30 (a)(b)		250	232,740
Palmer Square Loan Funding Ltd. (a)(b)
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 3.58%, 08/20/27		1,750	1,715,580
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 4.88%, 08/20/27		750	740,328
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 4.43%, 10/24/27		250	245,532
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 3.98%, 02/20/28		250	237,552
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 8.22%, 02/14/34 (a)(b)		1,300	1,165,093
PPM CLO 2 Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 4.44%, 04/16/32 (a)(b)		250	234,316
Prodigy Finance DAC, Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 5.37%, 07/25/51 (a)(b)		250	246,755
Rad CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 3.79%, 04/15/32 (a)(b)		400	372,292
Regatta XI Funding Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.85%), 3.89%, 07/17/31 (a)(b)		370	346,808
Republic Finance Issuance Trust, Series 2020-A, Class C, 4.05%, 11/20/30 (b)		240	224,562
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 3.33%, 10/23/30 (a)(b)		500	481,962
Shackleton CLO Ltd., Series 2015-7RA, Class C, (3 mo. LIBOR US + 2.35%), 3.39%, 07/15/31 (a)(b)		250	237,994
SMB Private Education Loan Trust (b)
Series 2021-C, Class C, 3.00%, 01/15/53		190	178,978
Series 2021-C, Class D, 3.93%, 01/15/53		160	146,048
Sterling Coofs Trust (b)(c)
Series 2004-1, Class A, 2.00%, 04/15/29		863	8,633
Series 2004-2, Class Note, 2.08%, 03/30/30		805	8,047
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		95	86,196
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 4.46%, 04/20/34 (a)(b)		250	234,396

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 4.25%, 04/26/28 (a)(b)	USD	500	$487,700
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.96%, 01/20/31 (a)(b)		500	471,569
TICP CLO XV Ltd., Series 2020-15A, Class D, (3 mo. LIBOR US + 3.15%), 4.21%, 04/20/33 (a)(b)		250	231,145
Trestles CLO Ltd. (a)(b)
Series 2017-1A, Class B1R, (3 mo. LIBOR US + 1.75%), 2.93%, 04/25/32		1,750	1,629,413
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 4.08%, 04/25/32		250	233,982
Trimaran Cavu Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 4.43%, 10/25/34 (a)(b)		500	467,707
Trimaran CAVU Ltd., Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 5.76%, 11/26/32 (a)(b)		500	494,703
Unique Pub Finance Co. PLC (d)
Series A4, 5.66%, 06/30/27	GBP	636	810,524
Series M, 7.40%, 03/28/24		1,829	2,269,046
Series N, 6.46%, 03/30/32		100	139,397
Voya CLO 2017-2, Class AR, 2.69%, 06/07/30 (b)	USD	250	241,110
Voya CLO Ltd. (a)(b)
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 2.17%, 10/15/30		250	246,257
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.25%), 2.29%, 07/15/31		1,000	966,737
Whitebox CLO I Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 4.23%, 07/24/32 (a)(b)		500	448,110
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 4.53%, 10/24/34 (a)(b)		500	470,916
Whitebox CLO III Ltd. (a)(b)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 4.39%, 10/15/34		250	235,505
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 7.89%, 10/15/34		250	232,502
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 3.24%, 10/22/29 (a)(b)		250	242,491

Total Asset-Backed Securities — 10.2% (Cost: $69,577,848)			65,110,067

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48		500	487,214

Aerospace & Defense — 2.1%
Amsted Industries, Inc., 5.63%, 07/01/27 (b)		30	28,200
Boeing Co., 3.20%, 03/01/29 (e)		1,175	1,016,709
Bombardier, Inc. (b) 7.50%, 03/15/25		35	31,631
7.13%, 06/15/26		612	504,582
7.88%, 04/15/27		395	328,802
6.00%, 02/15/28		415	311,001
7.45%, 05/01/34		100	74,995
Eaton Corp., 4.15%, 11/02/42		500	448,706
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)		200	159,296
General Electric Co., 6.15%, 08/07/37		2,150	2,219,561
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,312,690
Northrop Grumman Corp., 3.85%, 04/15/45		350	294,632
Raytheon Technologies Corp., 2.25%, 07/01/30 (e)		2,000	1,724,163

Security		Par (000)	Value

Aerospace & Defense (continued)
Rolls-Royce PLC, 5.75%, 10/15/27 (b)	USD	1,000	$901,300
Spirit AeroSystems, Inc. (b)
5.50%, 01/15/25		105	97,125
7.50%, 04/15/25		22	20,433
TransDigm, Inc.
8.00%, 12/15/25 (b)		130	131,461
6.25%, 03/15/26 (b)		3,103	2,990,516
6.38%, 06/15/26		31	28,985
7.50%, 03/15/27		71	66,982
4.63%, 01/15/29		318	255,996
4.88%, 05/01/29		203	165,250
Triumph Group, Inc., 8.88%, 06/01/24 (b)		527	530,884

			13,643,900

Airlines — 1.4%
Air Canada, 3.88%, 08/15/26 (b)		255	215,702
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 07/15/24 (e)		810	794,536
Series 2015-2, Class A, 4.00%, 03/22/29		1,074	950,538
Series 2015-2, Class AA, 3.60%, 03/22/29		1,074	994,136
American Airlines, Inc., 11.75%, 07/15/25 (b)		303	313,575
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
5.50%, 04/20/26		744	683,493
5.75%, 04/20/29		701	598,767
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (b)		150	129,868
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (b)		49	46,105
Deutsche Lufthansa AG, 2.88%, 05/16/27 (d)	EUR	100	82,694
Gol Finance SA, 7.00%, 01/31/25 (b)	USD	200	124,288
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (b)		168	150,562
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)		465	457,493
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 04/15/29		406	399,366
Series 2020-1, Class B, 4.88%, 07/15/27		29	27,586
Series A, Class A, 4.30%, 02/15/27		2,512	2,401,272
United Airlines, Inc. (b)
4.38%, 04/15/26		310	273,163
4.63%, 04/15/29		606	514,052

			9,157,196

Auto Components — 0.6%
Aptiv PLC, 4.40%, 10/01/46		465	369,351
Clarios Global LP, 6.75%, 05/15/25 (b)		154	152,529
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (d)	EUR	100	91,242
6.25%, 05/15/26 (b)	USD	743	715,137
8.50%, 05/15/27 (b)		1,815	1,754,152
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		211	182,283
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29 (b)		75	55,388
Goodyear Tire & Rubber Co.
5.00%, 07/15/29		109	90,269
5.63%, 04/30/33		162	129,743
ZF Finance GmbH, 3.75%, 09/21/28 (d)	EUR	100	82,220

			3,622,314

Automobiles — 1.4%
Allison Transmission, Inc., 5.88%, 06/01/29 (b)	USD	129	119,970
Asbury Automotive Group, Inc.
4.50%, 03/01/28		18	15,615

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Asbury Automotive Group, Inc. (continued)
4.75%, 03/01/30	USD	84	$69,069
5.00%, 02/15/32 (b)		106	86,655
Carvana Co. (b)(e)
5.50%, 04/15/27		173	111,643
4.88%, 09/01/29		151	85,859
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (d)	GBP	100	95,558
Ford Motor Co.
0.00%, 03/15/26(f)(g)	USD	150	136,800
4.35%, 12/08/26		7	6,488
3.25%, 02/12/32		420	314,118
4.75%, 01/15/43		2,000	1,424,669
5.29%, 12/08/46		19	14,571
Ford Motor Credit Co. LLC
4.69%, 06/09/25		200	189,002
4.13%, 08/04/25		279	264,265
4.39%, 01/08/26		200	184,212
2.70%, 08/10/26		200	170,430
4.95%, 05/28/27		401	372,429
4.13%, 08/17/27		200	176,100
3.82%, 11/02/27		400	340,000
2.90%, 02/16/28		200	161,152
5.11%, 05/03/29		200	179,295
3.63%, 06/17/31		500	387,500
General Motors Co., 6.25%, 10/02/43		2,506	2,387,433
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	809,749
Group 1 Automotive, Inc., 4.00%, 08/15/28 (b)		30	25,074
Ken Garff Automotive LLC, 4.88%, 09/15/28 (b)		82	66,854
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (b)		182	138,520
Lithia Motors, Inc., 3.88%, 06/01/29 (b)		89	75,595
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		120	82,200
Penske Automotive Group, Inc.
3.50%, 09/01/25		29	27,188
3.75%, 06/15/29		46	38,302
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(d)	EUR	100	90,827
Sonic Automotive, Inc., 4.63%, 11/15/29 (b)	USD	40	30,992
Wabash National Corp., 4.50%, 10/15/28 (b)		149	113,985

			8,792,119

Banks — 1.5%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25 (d)	EUR	100	92,518
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13% (a)(h)	USD	2,000	1,683,322
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00% (a)		200	182,100
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26 (d)		252	227,458
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80% (a)(d)(h)		518	506,993
Grupo Aval Ltd., 4.38%, 02/04/30 (b)		200	155,788
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (b)		3,151	3,006,472
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40% (a)(d)(h)		252	217,980
NBK Tier 1 Ltd., 3.63% (a)(b)(h)		209	187,486
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33 (a)(b)		500	471,230

Security		Par (000)	Value

Banks (continued)
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25% (a)(h)	USD	1,275	$962,027
Wells Fargo & Co.
3.90%, 05/01/45		2,250	1,891,446
Series BB, (5 year CMT + 3.45%), 3.90% (a)(h)		245	211,006

			9,795,826

Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (e)		4,600	4,323,493
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(i)		301	223,270
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29 (b)		1,466	1,176,465
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27 (b)		242	172,560
Ball Corp.
5.25%, 07/01/25		12	12,008
2.88%, 08/15/30		25	20,123
3.13%, 09/15/31		254	204,887
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	23,495
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (b)		431	411,605
Silgan Holdings, Inc., 4.13%, 02/01/28		25	22,418
Trivium Packaging Finance BV (b)
5.50%, 08/15/26		205	193,666
8.50%, 08/15/27		738	691,951

			7,475,941

Biotechnology — 0.2%
Baxalta, Inc., 5.25%, 06/23/45		500	498,957
Cidron Aida Finco SARL, 5.00%, 04/01/28 (d)	EUR	100	87,049
Gilead Sciences, Inc., 4.80%, 04/01/44	USD	1,000	967,467

			1,553,473

Building Materials (b) — 0.2%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29		171	109,858
CP Atlas Buyer, Inc., 7.00%, 12/01/28		41	29,609
Jeld-Wen, Inc.
6.25%, 05/15/25		98	94,080
4.63%, 12/15/25		12	10,200
Masonite International Corp.
Class C, 5.38%, 02/01/28		17	15,385
Class C, 3.50%, 02/15/30		145	115,416
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		55	45,212
9.75%, 07/15/28		26	22,230
SRM Escrow Issuer LLC, 6.00%, 11/01/28		408	344,854
Standard Industries, Inc.
4.75%, 01/15/28		54	46,170
4.38%, 07/15/30		501	395,164
3.38%, 01/15/31		64	47,207
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		117	102,082

			1,377,467

Building Products — 0.8%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (b)		191	176,106
6.38%, 06/15/30		290	283,205
Beacon Roofing Supply, Inc., 4.13%, 05/15/29 (b)		68	55,299

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Foundation Building Materials, Inc., 6.00%, 03/01/29 (b)	USD	103	$75,448
GYP Holdings III Corp., 4.63%, 05/01/29 (b)		159	123,977
Home Depot, Inc., 5.88%, 12/16/36		1,660	1,908,636
LBM Acquisition LLC, 6.25%, 01/15/29 (b)		148	95,285
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	866,615
Patrick Industries, Inc., 4.75%, 05/01/29 (b)		43	32,002
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (b)		157	127,643
SRS Distribution, Inc. (b) 4.63%, 07/01/28		362	316,750
6.13%, 07/01/29		265	209,078
6.00%, 12/01/29		371	291,320
White Cap Buyer LLC, 6.88%, 10/15/28 (b)		291	232,800
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (b)(i)		142	118,215

			4,912,379

Capital Markets — 2.6%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (a)(e)(h)		5,195	3,998,851
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)		129	106,425
FMR LLC, 4.95%, 02/01/33 (b)		2,300	2,301,028
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		112	104,530
6.25%, 05/15/26		57	53,361
5.25%, 05/15/27		309	273,725
4.38%, 02/01/29		207	167,289
Kane Bidco Ltd., 6.50%, 02/15/27 (d)	GBP	100	106,295
NFP Corp. (b) 4.88%, 08/15/28	USD	358	306,616
6.88%, 08/15/28		1,008	831,640
Northern Trust Corp., 3.95%, 10/30/25 (e)		8,000	8,032,617
Raymond James Financial, Inc., 4.95%, 07/15/46		400	389,811

			16,672,188

Chemicals — 0.9%
Air Liquide Finance SA, 3.50%, 09/27/46 (b)		360	303,623
Ashland LLC, 3.38%, 09/01/31 (b)		186	151,288
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)		498	406,552
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81 (a)(b)		219	219,246
Diamond BC BV, 4.63%, 10/01/29 (b)		419	335,074
Element Solutions, Inc., 3.88%, 09/01/28 (b)		807	665,880
EverArc Escrow SARL, 5.00%, 10/30/29 (b)		372	313,118
GCP Applied Technologies, Inc., 5.50%, 04/15/26 (b)		101	100,495
HB Fuller Co., 4.25%, 10/15/28		74	62,091
Herens Holdco SARL, 4.75%, 05/15/28 (b)		400	332,320
Herens Midco SARL, 5.25%, 05/15/29 (d)	EUR	100	68,377
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)	USD	230	181,700
Ingevity Corp., 3.88%, 11/01/28 (b)		57	47,738
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(i)		155	141,769
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)		76	64,030
Lune Holdings SARL, 5.63%, 11/15/28 (d)	EUR	100	84,142
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)	USD	114	99,214
Monitchem HoldCo 3 SA, 5.25%, 03/15/25 (d)	EUR	100	96,018
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)	USD	41	38,970
Sasol Financing USA LLC, 6.50%, 09/27/28		200	181,663

Security		Par (000)	Value

Chemicals (continued)
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)	USD	200	$160,000
Scotts Miracle-Gro Co. 4.00%, 04/01/31		122	91,195
4.38%, 02/01/32		18	13,684
Sherwin-Williams Co., 4.50%, 06/01/47		350	310,161
WESCO Distribution, Inc. (b) 7.13%, 06/15/25		117	116,746
7.25%, 06/15/28		252	249,228
WR Grace Holdings LLC (b) 5.63%, 10/01/24		21	20,345
5.63%, 08/15/29		1,144	842,270

			5,696,937

Commercial Services & Supplies — 0.3%
ADT Security Corp. (b) 4.13%, 08/01/29		19	15,420
4.88%, 07/15/32		25	19,901
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)		200	171,165
APX Group, Inc. (b) 6.75%, 02/15/27		123	114,070
5.75%, 07/15/29		181	140,129
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (b)(e)		26	21,627
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (d)	EUR	100	83,155
EC Finance PLC, 3.00%, 10/15/26 (d)		100	91,409
Fortress Transportation & Infrastructure Investors LLC (b)
6.50%, 10/01/25	USD	50	47,175
5.50%, 05/01/28		194	160,130
Herc Holdings, Inc., 5.50%, 07/15/27 (b)		164	149,716
Hertz Corp. (b) 4.63%, 12/01/26		85	71,067
5.00%, 12/01/29		70	53,900
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)		145	115,224
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		146	122,275
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (b)		7	5,548
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.75%, 04/15/26		103	96,047
6.25%, 01/15/28		177	148,077
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)		400	343,328
United Rentals North America, Inc., 5.25%, 01/15/30		40	37,100
Williams Scotsman International, Inc., 4.63%, 08/15/28 (b)		146	124,465

			2,130,928

Communications Equipment — 0.2%
Avaya, Inc., 6.13%, 09/15/28 (b)		398	259,695
Ciena Corp., 4.00%, 01/31/30 (b)		71	61,282
CommScope Technologies LLC, 6.00%, 06/15/25 (b)		143	123,695
CommScope, Inc. (b)
8.25%, 03/01/27		44	34,782
7.13%, 07/01/28 (e)		171	129,974
4.75%, 09/01/29		213	171,826
Nokia OYJ 4.38%, 06/12/27		31	29,285
6.63%, 05/15/39		88	87,010

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc. (b) 5.63%, 09/15/25	USD	169	$136,693
6.50%, 07/15/28		35	24,109
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)		202	169,178

			1,227,529

Construction & Engineering — 0.6%
ITR Concession Co. LLC, 4.20%, 07/15/25 (b)		4,000	3,984,403

Construction Materials (b) — 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/28		158	135,329
3.88%, 11/15/29		46	36,777
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		74	60,242
H&E Equipment Services, Inc., 3.88%, 12/15/28		37	29,924
IAA, Inc., 5.50%, 06/15/27		12	11,177
Picasso Finance Sub, Inc., 6.13%, 06/15/25		175	170,625
Thor Industries, Inc., 4.00%, 10/15/29		114	90,288
Winnebago Industries, Inc., 6.25%, 07/15/28		77	70,512

			604,874

Consumer Discretionary — 0.6%
APi Escrow Corp., 4.75%, 10/15/29 (b)		68	54,910
APi Group DE, Inc., 4.13%, 07/15/29 (b)		89	70,684
Carnival Corp. (b) 10.50%, 02/01/26		605	602,259
5.75%, 03/01/27		649	468,760
9.88%, 08/01/27		258	251,550
4.00%, 08/01/28		811	665,020
6.00%, 05/01/29		216	151,764
CoreLogic, Inc., 4.50%, 05/01/28 (b)		350	269,500
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26 (b)		60	50,280
Life Time, Inc. (b) 5.75%, 01/15/26		174	155,986
8.00%, 04/15/26		146	130,122
NCL Corp. Ltd., 5.88%, 03/15/26 (b)		156	122,443
NCL Finance Ltd., 6.13%, 03/15/28 (b)		177	128,767
Nielsen Finance LLC/Nielsen Finance Co. (b) 5.63%, 10/01/28		208	193,170
5.88%, 10/01/30		125	114,770
Royal Caribbean Cruises Ltd. (b) 10.88%, 06/01/23		45	45,150
9.13%, 06/15/23		103	101,863
11.50%, 06/01/25		82	84,255
5.50%, 08/31/26		61	45,292
5.50%, 04/01/28		340	236,300
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (d)	EUR	88	77,789
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)	USD	124	97,775

			4,118,409

Consumer Finance — 0.7%
American Express Co., (5 year CMT + 2.85%), 3.55% (a)(h)		500	406,805
Block, Inc., 3.50%, 06/01/31 (b)		821	654,222
HealthEquity, Inc., 4.50%, 10/01/29 (b)		397	347,375
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (b)		139	123,710
Navient Corp. 7.25%, 09/25/23		28	27,703
6.13%, 03/25/24		51	48,355
5.88%, 10/25/24		39	35,848

Security		Par (000)	Value

Consumer Finance (continued)
Navient Corp. (continued) 5.50%, 03/15/29	USD	193	$148,786
OneMain Finance Corp. 7.13%, 03/15/26		150	138,635
3.50%, 01/15/27		206	164,800
6.63%, 01/15/28		165	147,470
5.38%, 11/15/29		59	47,811
4.00%, 09/15/30		91	67,454
Sabre Global, Inc. (b) 9.25%, 04/15/25		99	95,391
7.38%, 09/01/25		64	59,360
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)		258	228,327
Shift4 Payments, Inc., 0.00%, 12/15/25 (f)(g)		236	189,154
SLM Corp., 3.13%, 11/02/26		117	94,473
Verscend Escrow Corp., 9.75%, 08/15/26 (b)		1,355	1,317,738

			4,343,417

Containers & Packaging — 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27		400	395,892
3.25%, 09/01/28		200	170,714
Clydesdale Acquisition Holdings, Inc. (b) 6.63%, 04/15/29		481	451,962
8.75%, 04/15/30		256	220,818
Crown Americas LLC, 5.25%, 04/01/30 (b)		91	85,313
Graphic Packaging International LLC (b) 4.75%, 07/15/27		53	50,042
3.50%, 03/15/28		11	9,460
International Paper Co., 6.00%, 11/15/41		870	903,092
Klabin Austria GmbH, 3.20%, 01/12/31 (b)		200	152,250
LABL, Inc., 5.88%, 11/01/28 (b)		176	142,107
Sealed Air Corp., 4.00%, 12/01/27 (b)		49	44,174
Suzano Austria GmbH, 3.75%, 01/15/31		80	64,616

			2,690,440

Diversified Consumer Services — 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b) 6.63%, 07/15/26		748	686,387
9.75%, 07/15/27		200	169,268
6.00%, 06/01/29		939	681,875
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)		1,241	1,013,077
Clarivate Science Holdings Corp. (b) 3.88%, 07/01/28		406	339,216
4.88%, 07/01/29		297	243,837
Garda World Security Corp., 4.63%, 02/15/27 (b)		81	69,660
Graham Holdings Co., 5.75%, 06/01/26 (b)		27	26,730
Rekeep SpA, 7.25%, 02/01/26 (d)	EUR	100	90,293
Service Corp. International, 4.00%, 05/15/31	USD	394	336,378
Sotheby’s, 7.38%, 10/15/27 (b)		465	430,950

			4,087,671

Diversified Financial Services — 4.8%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)		272	225,711
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		200	187,500
Bank of America Corp., 3.25%, 10/21/27 (e)		4,000	3,759,667
Barclays PLC, 3.65%, 03/16/25 (e)		4,320	4,224,511

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
BNP Paribas S.A., (5 year CMT + 3.34%), 4.63% (a)(b)(h)	USD	2,000	$1,475,996
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		50	41,508
Central Garden & Pet Co.
4.13%, 10/15/30		116	95,179
4.13%, 04/30/31 (b)		119	95,529
Citigroup, Inc. (a)(h)
(5 year CMT + 3.42%), 3.88%		3,160	2,622,800
Series W, (5 year CMT + 3.60%), 4.00%		105	90,825
Series Y, (5 year CMT + 3.00%), 4.15%		335	268,837
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88% (a)(b)(h)		1,000	986,230
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25 (d)	GBP	100	108,948
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(i)	USD	217	164,309
Goldman Sachs Group, Inc.
3.75%, 05/22/25 (e)		8,965	8,857,815
Series R, (5 year CMT + 3.22%), 4.95% (a)(h)		465	418,654
HSBC Holdings PLC
6.10%, 01/14/42		610	670,054
(5 year CMT + 3.25%), 4.70% (a)(h)		275	206,802
(5 year USD ICE Swap + 4.37%), 6.38% (a)(h)		1,750	1,692,161
Intrum AB, 3.00%, 09/15/27 (d)	EUR	100	80,550
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)	USD	200	159,958
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (b)		220	180,950
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (b)
4.25%, 02/01/27		42	33,908
4.75%, 06/15/29		46	35,394
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75% (a)(h)		595	560,085
Morgan Stanley
4.00%, 07/23/25		905	904,237
3.13%, 07/27/26		2,000	1,907,891
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25 (b)		200	129,787
Shriram Transport Finance Co. Ltd. (d)
5.95%, 10/24/22		200	197,440
5.10%, 07/16/23		200	192,000
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		53	45,831
5.50%, 07/15/30		104	93,596
UBS Group AG, (5 year CMT + 3.31%), 4.38% (a)(b)(h)		200	146,320

			30,860,983

Diversified Telecommunication Services — 3.2%
AT&T, Inc.
6.38%, 03/01/41		520	581,531
5.15%, 03/15/42		1,200	1,151,343
4.75%, 05/15/46		2,710	2,508,283
3.65%, 06/01/51		350	273,745
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)		229	194,783
Frontier Communications Holdings LLC, 8.75%, 05/15/30 (b)		201	203,209
Level 3 Financing, Inc. (b)
3.40%, 03/01/27		61	52,541
4.25%, 07/01/28		403	322,904

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc. (b) (continued)
3.63%, 01/15/29	USD	108	$83,274
3.75%, 07/15/29		243	187,889
Lumen Technologies, Inc.
5.13%, 12/15/26 (b)		300	252,546
4.00%, 02/15/27 (b)		228	192,831
4.50%, 01/15/29 (b)		240	178,655
5.38%, 06/15/29 (b)		412	326,211
Series U, 7.65%, 03/15/42		157	120,497
Series W, 6.75%, 12/01/23		74	73,307
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25 (i)		148	68,080
SoftBank Group Corp., 5.00%, 04/15/28 (d)	EUR	100	83,123
Sprint Capital Corp.
6.88%, 11/15/28	USD	977	1,027,335
8.75%, 03/15/32		743	894,186
Switch Ltd. (b)
3.75%, 09/15/28		210	207,721
4.13%, 06/15/29		430	425,631
Telecom Italia Capital SA
6.38%, 11/15/33		131	101,158
6.00%, 09/30/34		337	254,189
7.20%, 07/18/36		60	45,555
7.72%, 06/04/38		79	60,949
Telecom Italia SpA (d)
3.00%, 09/30/25	EUR	100	96,935
1.63%, 01/18/29		200	151,345
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30 (b)	USD	104	71,947
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (b)		184	151,320
Verizon Communications, Inc., 6.55%, 09/15/43 (e)		6,751	8,133,030
Zayo Group Holdings, Inc. (b)
4.00%, 03/01/27		1,080	895,957
6.13%, 03/01/28		1,192	860,755

			20,232,765

Education — 0.1%
Grand Canyon University, 5.13%, 10/01/28		702	655,170

Electric Utilities — 3.6%
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	458,530
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	703,802
6.00%, 01/15/38 (e)		1,675	1,861,975
Duke Energy Florida LLC (e)
6.35%, 09/15/37		2,775	3,179,784
6.40%, 06/15/38		770	900,352
E.ON International Finance BV, 6.65%, 04/30/38 (b)		3,100	3,386,366
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29 (b)		201	157,195
FirstEnergy Corp.
2.65%, 03/01/30		180	148,500
Series B, 2.25%, 09/01/30		14	11,095
Series C, 3.40%, 03/01/50		488	330,815
FirstEnergy Transmission LLC (b)
5.45%, 07/15/44		391	365,472
4.55%, 04/01/49		109	87,704
NextEra Energy Operating Partners LP, 4.25%, 09/15/24 (b)		3	2,858
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	3,498,962
Oncor Electric Delivery Co. LLC, 2.75%, 05/15/30 (e)		1,150	1,046,703

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
PacifiCorp., 6.25%, 10/15/37	USD	1,225	$1,380,105
Public Power Corp. SA, 3.88%, 03/30/26 (d)	EUR	100	91,329
Southern California Edison Co., 5.63%, 02/01/36	USD	1,300	1,309,448
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37 (e)		3,920	4,347,693

			23,268,688

Electrical Equipment (b) — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		256	237,440
GrafTech Finance, Inc., 4.63%, 12/15/28		91	73,664

			311,104

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc. (b)
4.13%, 06/30/28		181	161,090
4.13%, 04/15/29		24	21,060
Corning, Inc., 4.38%, 11/15/57		2,000	1,636,257
Energizer Holdings, Inc. (b)
4.75%, 06/15/28		31	24,605
4.38%, 03/31/29		13	9,981
Imola Merger Corp., 4.75%, 05/15/29 (b)		203	169,842
Vertiv Group Corp., 4.13%, 11/15/28 (b)		462	375,107
Xerox Corp., 4.80%, 03/01/35		34	26,090

			2,424,032

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		227	206,995
6.25%, 04/01/28		447	395,729
Halliburton Co., 5.00%, 11/15/45		500	458,503
Petroleos Mexicanos
8.75%, 06/02/29 (b)		156	139,552
6.70%, 02/16/32		130	98,475
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		188	171,024
6.88%, 09/01/27		259	229,862
Vallourec SA, 8.50%, 06/30/26 (d)	EUR	17	16,452
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	9	8,077
8.63%, 04/30/30		140	116,170

			1,840,839

Entertainment (b) — 0.0%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29		86	72,670
Lindblad Expeditions LLC, 6.75%, 02/15/27		178	152,635
NCL Corp. Ltd., 7.75%, 02/15/29		74	56,610

			281,915

Environmental, Maintenance & Security Service — 0.3%
Clean Harbors, Inc., 5.13%, 07/15/29(b)		109	98,918
Covanta Holding Corp.
4.88%, 12/01/29 (b)		167	135,891
5.00%, 09/01/30		30	24,489
GFL Environmental, Inc. (b)
4.25%, 06/01/25		98	92,485
3.75%, 08/01/25		8	7,420
5.13%, 12/15/26		135	129,100
4.00%, 08/01/28		294	242,550
3.50%, 09/01/28		131	112,333
4.75%, 06/15/29		287	237,492
4.38%, 08/15/29		211	169,855

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Stericycle, Inc., 3.88%, 01/15/29 (b)	USD	92	$75,210
Tervita Corp., 11.00%, 12/01/25 (b)		77	83,738
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)		358	318,011

			1,727,492

Equity Real Estate Investment Trusts (REITs) — 1.5%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		550	453,626
American Tower Corp., 2.10%, 06/15/30 (e)		1,700	1,361,448
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (b)		120	99,508
Crown Castle International Corp., 2.90%, 04/01/41		350	252,265
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (b)		110	93,940
ERP Operating LP, 4.50%, 06/01/45		1,155	1,073,868
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)		95	79,391
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	1,994,155
Iron Mountain, Inc. (b)
5.25%, 07/15/30		66	57,380
5.63%, 07/15/32		236	199,556
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24 (d)		250	217,500
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		28	25,611
4.63%, 08/01/29		400	351,000
3.50%, 03/15/31		988	778,702
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		446	395,651
4.50%, 02/15/29 (b)		4	3,392
RLJ Lodging Trust LP (b)
3.75%, 07/01/26		76	65,859
4.00%, 09/15/29		66	54,213
Simon Property Group LP, 4.75%, 03/15/42		1,670	1,527,219
Ventas Realty LP, 4.13%, 01/15/26		870	860,662

			9,944,946

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26		94	81,869
7.50%, 03/15/26		65	64,657
4.63%, 01/15/27		104	92,905
5.88%, 02/15/28		219	204,684
4.88%, 02/15/30		95	81,495
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (d)	GBP	100	94,341
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)	USD	212	211,290
Kraft Heinz Foods Co.
6.50%, 02/09/40		110	118,865
4.88%, 10/01/49		266	234,945
5.50%, 06/01/50		565	542,351
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28		95	89,406
4.13%, 01/31/30		172	148,876
4.38%, 01/31/32		317	275,790
Market Bidco Finco PLC, 5.50%, 11/04/27 (d)	GBP	100	92,515
Ocado Group PLC, 3.88%, 10/08/26 (d)		100	97,624
Performance Food Group, Inc. (b)
5.50%, 10/15/27	USD	28	25,921
4.25%, 08/01/29		349	291,415
Post Holdings, Inc. (b)
5.50%, 12/15/29		22	19,668

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
Post Holdings, Inc. (b) (continued)
4.63%, 04/15/30	USD	47	$39,657
4.50%, 09/15/31		28	22,900
U.S. Foods, Inc., 4.75%, 02/15/29 (b)		218	190,573

			3,021,747

Food Products — 0.3%
Aramark Services, Inc. (b)
5.00%, 04/01/25		46	44,075
5.00%, 02/01/28		323	292,706
BRF SA, 4.88%, 01/24/30 (d)		200	158,600
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25		501	460,103
4.63%, 11/15/28		248	209,560
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95% (a)(b)(h)		200	195,500
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (b)		233	191,150
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (b)		117	91,406
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)		177	149,636

			1,792,736

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (b)		62	52,723

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. (b)
4.63%, 07/15/28		442	405,182
3.88%, 11/01/29		196	171,431
Embecta Corp., 6.75%, 02/15/30 (b)		104	93,634
Hologic, Inc., 3.25%, 02/15/29 (b)		10	8,547
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,072,298

			1,751,092

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc. (b)
5.50%, 07/01/28		37	34,569
5.00%, 04/15/29		36	32,318
AdaptHealth LLC (b)
6.13%, 08/01/28		49	43,342
5.13%, 03/01/30		18	15,172
Aetna, Inc., 4.50%, 05/15/42		575	514,041
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		219	160,899
Cano Health LLC, 6.25%, 10/01/28 (b)		85	69,513
Centene Corp.
2.45%, 07/15/28		695	579,658
4.63%, 12/15/29		155	144,538
3.00%, 10/15/30		621	514,654
2.50%, 03/01/31		704	558,807
2.63%, 08/01/31		570	453,435
CHS/Community Health Systems, Inc. (b)
8.00%, 03/15/26		838	763,158
5.63%, 03/15/27		374	316,542
6.00%, 01/15/29		332	275,035
6.13%, 04/01/30		203	123,830
Elevance Health, Inc.
2.75%, 10/15/42 (f)		39	267,556
4.38%, 12/01/47		1,000	920,371
3.60%, 03/15/51		600	486,881

Security		Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp.
4.50%, 02/01/28	USD	31	$26,539
4.75%, 02/01/30		285	238,841
4.63%, 04/01/31		141	114,171
HCA, Inc., 5.50%, 06/15/47		1,090	972,316
Legacy LifePoint Health LLC (b)
6.75%, 04/15/25		130	125,659
4.38%, 02/15/27		65	55,693
LifePoint Health, Inc., 5.38%, 01/15/29 (b)		243	178,605
Medline Borrower LP (b)
3.88%, 04/01/29		322	274,251
5.25%, 10/01/29		919	754,775
ModivCare, Inc., 5.88%, 11/15/25 (b)		48	44,160
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		123	109,872
3.88%, 11/15/30		275	235,065
3.88%, 05/15/32		161	135,012
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	664,513
Owens & Minor, Inc., 6.63%, 04/01/30 (b)		96	87,693
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		195	166,433
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		68	66,130
Surgery Center Holdings, Inc. (b)
6.75%, 07/01/25		378	346,452
10.00%, 04/15/27		435	421,361
Teleflex, Inc., 4.63%, 11/15/27		14	12,915
Tenet Healthcare Corp. (b)
4.63%, 09/01/24		98	94,080
4.88%, 01/01/26		330	303,600
6.25%, 02/01/27		65	59,827
5.13%, 11/01/27		363	326,700
4.63%, 06/15/28		55	47,893
6.13%, 10/01/28		122	104,405
4.25%, 06/01/29		34	28,635
6.13%, 06/15/30		193	178,058
UnitedHealth Group, Inc., 2.75%, 05/15/40		1,000	778,855

			13,226,828

Health Care Technology — 0.4%
Catalent Pharma Solutions, Inc. (b)
3.13%, 02/15/29		106	86,966
3.50%, 04/01/30		373	304,342
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25 (b)		479	466,397
Charles River Laboratories International, Inc. (b)
4.25%, 05/01/28		67	60,187
3.75%, 03/15/29		23	19,960
4.00%, 03/15/31		66	56,261
Chrome Bidco SASU, 3.50%, 05/31/28 (d)	EUR	100	85,755
IQVIA, Inc. (b)
5.00%, 10/15/26	USD	280	266,652
5.00%, 05/15/27		266	251,663
Minerva Merger Sub, Inc., 6.50%, 02/15/30 (b)		552	459,038
Syneos Health, Inc., 3.63%, 01/15/29 (b)		577	488,620

			2,545,841

Hotels, Restaurants & Leisure — 2.2%
1011778 BC ULC/New Red Finance, Inc. (b)
3.88%, 01/15/28		317	275,131
4.38%, 01/15/28		138	120,653
4.00%, 10/15/30		122	97,905

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Accor SA, (5 year EUR Swap + 4.56%), 4.38% (a)(d)(h)	EUR	100	$91,174
Affinity Gaming, 6.88%, 12/15/27 (b)	USD	4	3,360
Airbnb, Inc., 0.00%, 03/15/26 (f)(g)		383	318,273
Boyd Gaming Corp.
4.75%, 12/01/27		121	109,505
4.75%, 06/15/31 (b)		219	185,059
Boyne USA, Inc., 4.75%, 05/15/29 (b)		200	173,188
Caesars Entertainment, Inc. (b)
6.25%, 07/01/25		840	809,533
8.13%, 07/01/27		876	846,435
4.63%, 10/15/29		697	541,917
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)		103	98,500
Carnival Corp., 7.63%, 03/01/26 (b)		48	37,178
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)		868	789,880
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)		213	206,610
Churchill Downs, Inc., 4.75%, 01/15/28 (b)		202	179,780
Corvias Campus Living, 5.30%, 07/01/50 (c)		5,620	3,427,098
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29		156	132,990
6.75%, 01/15/30		199	152,733
Food Service Project SA, 5.50%, 01/21/27 (d)	EUR	100	89,862
Fortune Star BVI Ltd., 6.75%, 07/02/23 (d)	USD	200	157,175
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (b)		39	38,220
3.75%, 05/01/29 (b)		75	63,611
4.88%, 01/15/30		219	197,921
4.00%, 05/01/31 (b)		289	240,159
3.63%, 02/15/32 (b)		77	61,167
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	41,454
McDonald’s Corp., 3.70%, 02/15/42		1,750	1,463,404
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (d)		250	175,000
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)		200	182,501
MGM China Holdings Ltd., 5.88%, 05/15/26 (d)		450	341,663
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)		144	117,360
Powdr Corp., 6.00%, 08/01/25 (b)		240	238,200
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		63	44,853
5.88%, 09/01/31		79	54,827
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (b)		121	105,875
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27 (b)		191	138,832
Scientific Games International, Inc. (b)
8.63%, 07/01/25		136	139,414
7.00%, 05/15/28		100	93,843
7.25%, 11/15/29		96	90,030
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)(j)		135	136,665
Station Casinos LLC (b)
4.50%, 02/15/28		123	103,887
4.63%, 12/01/31		187	145,860
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25 (d)	GBP	100	111,170

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Vail Resorts, Inc., 6.25%, 05/15/25 (b)	USD	105	$104,871
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (b)		104	90,965
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(e)		125	107,061
Wynn Macau Ltd. (d)
4.88%, 10/01/24		200	145,124
5.50%, 10/01/27		200	128,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)
7.75%, 04/15/25		163	158,641
5.13%, 10/01/29		393	309,527
Yum! Brands, Inc.
4.75%, 01/15/30 (b)		2	1,815
3.63%, 03/15/31		62	52,080
5.35%, 11/01/43		44	36,465

			14,304,404

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co. (b)
4.63%, 08/01/29		68	51,000
4.63%, 04/01/30		98	71,966
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		141	106,606
4.88%, 02/15/30		178	129,317
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)		173	152,946
Controladora Mabe SA de CV, 5.60%, 10/23/28 (b)		215	218,333
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26 (b)		147	144,060
Mattamy Group Corp., 4.63%, 03/01/30 (b)		135	98,660
Meritage Homes Corp., 5.13%, 06/06/27		35	32,037
NCR Corp. (b)
5.00%, 10/01/28		73	61,896
5.13%, 04/15/29		91	76,962
6.13%, 09/01/29		57	49,297
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)		223	149,968
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		119	109,683
5.13%, 08/01/30		37	30,728
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29		151	121,637
3.88%, 10/15/31		164	123,000
Tri Pointe Homes, Inc., 5.25%, 06/01/27		28	24,476

			1,752,572

Household Products — 0.0%
Energizer Holdings, Inc., 6.50%, 12/31/27 (b)		80	70,100

Independent Power and Renewable Electricity Producers — 0.5%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24 (d)		200	190,725
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24 (d)		200	188,662
Calpine Corp. (b)
4.50%, 02/15/28		20	18,158
5.13%, 03/15/28		539	474,482
4.63%, 02/01/29		46	38,284
5.00%, 02/01/31		41	33,146

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp. (b) (continued)
3.75%, 03/01/31	USD	4	$3,254
Clearway Energy Operating LLC (b)
4.75%, 03/15/28		100	89,968
3.75%, 01/15/32		203	160,878
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27 (b)		197	153,855
Greenko Dutch BV, 3.85%, 03/29/26 (d)		194	164,415
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26 (d)		200	176,500
India Cleantech Energy, 4.70%, 08/10/26 (b)		243	193,483
India Green Energy Holdings
5.38%, 04/29/24 (b)		250	233,750
5.38%, 04/29/24 (d)		250	233,750
Investment Energy Resources Ltd., 6.25%, 04/26/29 (b)		200	169,600
NRG Energy, Inc. (b)
5.25%, 06/15/29		47	41,948
3.63%, 02/15/31		183	143,470
3.88%, 02/15/32		164	130,262
SCC Power PLC (b)(i)
(4% PIK), 4.00%, 05/17/32		130	15,379
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		239	103,336
TerraForm Power Operating LLC, 4.75%, 01/15/30 (b)		121	103,635

			3,060,940

Insurance — 3.5%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		140	109,591
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
4.25%, 10/15/27		786	680,338
6.75%, 10/15/27		1,136	1,008,064
5.88%, 11/01/29		845	701,189
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,474,712
Allstate Corp. (a)
(3 mo. LIBOR US + 2.12%), 6.50%, 05/15/67		1,750	1,769,814
Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53		2,000	1,752,500
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		164	134,303
Aon Global Ltd.
3.88%, 12/15/25		1,445	1,429,064
4.60%, 06/14/44		500	450,255
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42		500	470,732
Five Corners Funding Trust, 4.42%, 11/15/23 (b)(e)		2,050	2,061,278
Galaxy Bidco Ltd., 6.50%, 07/31/26 (d)	GBP	100	111,383
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)	USD	161	150,720
HUB International Ltd. (b)
7.00%, 05/01/26		900	846,360
5.63%, 12/01/29		35	28,912
Liberty Mutual Group, Inc., 6.50%, 05/01/42 (b)		2,000	2,228,170
Prudential Financial, Inc. (e)
5.90%, 03/17/36		500	538,387
5.70%, 12/14/36		1,625	1,765,648

Security		Par (000)	Value

Insurance (continued)
Ryan Specialty Group LLC, 4.38%, 02/01/30 (b)	USD	92	$80,040
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47 (b)		700	623,064
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53 (a)(e)		4,500	4,219,110

			22,633,634

Interactive Media & Services (b) — 0.2%
Arches Buyer, Inc., 4.25%, 06/01/28		73	59,437
Cablevision Lightpath LLC
3.88%, 09/15/27		420	347,550
5.63%, 09/15/28		400	312,904
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%, 04/30/27		328	270,125
6.00%, 02/15/28		147	105,636
Twitter, Inc.
3.88%, 12/15/27		206	194,208
5.00%, 03/01/30		122	115,747

			1,405,607

Internet Software & Services — 0.4%
ANGI Group LLC, 3.88%, 08/15/28 (b)		174	132,483
Booking Holdings, Inc., 0.75%, 05/01/25 (f)		256	306,893
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
5.25%, 12/01/27		27	24,705
3.50%, 03/01/29		111	93,583
Match Group Holdings II LLC (b)
5.63%, 02/15/29		6	5,610
4.13%, 08/01/30		20	16,702
3.63%, 10/01/31		357	281,137
Uber Technologies, Inc.
0.00%, 12/15/25 (f)(g)		1,068	851,962
8.00%, 11/01/26 (b)		132	131,406
7.50%, 09/15/27 (b)		456	441,764
6.25%, 01/15/28 (b)		190	175,720
4.50%, 08/15/29 (b)		518	426,055
Zillow Group, Inc., 1.38%, 09/01/26 (f)		37	36,963

			2,924,983

IT Services — 1.0%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		99	82,071
Booz Allen Hamilton, Inc. (b)
3.88%, 09/01/28		137	121,245
4.00%, 07/01/29		242	211,007
CA Magnum Holdings, 5.38%, 10/31/26 (b)		258	223,170
Camelot Finance SA, 4.50%, 11/01/26 (b)		81	73,880
Condor Merger Sub, Inc., 7.38%, 02/15/30 (b)		605	491,726
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)		458	395,598
Fair Isaac Corp., 4.00%, 06/15/28 (b)		240	212,602
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	881,391
Fiserv, Inc., 4.40%, 07/01/49		500	429,706
Gartner, Inc. (b)
4.50%, 07/01/28		218	200,169
3.63%, 06/15/29		155	134,287
3.75%, 10/01/30		93	79,166

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
International Business Machines Corp., 1.95%, 05/15/30 (e)	USD	2,000	$1,676,074
KBR, Inc., 4.75%, 09/30/28 (b)		134	118,099
Science Applications International Corp., 4.88%, 04/01/28 (b)		73	68,073
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (b)		168	158,043
Twilio, Inc., 3.88%, 03/15/31		342	281,387
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)		646	541,117

			6,378,811

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29 (b)		69	62,003
6.20%, 10/01/40		218	208,190
5.45%, 11/01/41		149	130,785

			400,978

Machinery — 0.4%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (b)		71	59,285
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(i)		241	233,770
Madison IAQ LLC, 5.88%, 06/30/29 (b)		201	154,030
Mueller Water Products, Inc., 4.00%, 06/15/29 (b)		94	82,000
OT Merger Corp., 7.88%, 10/15/29 (b)		78	44,799
Schenck Process Holding GmbH/Darmstadt, 5.38%, 06/15/23 (d)	EUR	100	100,819
Stevens Holding Co., Inc., 6.13%, 10/01/26 (b)	USD	90	86,625
Terex Corp., 5.00%, 05/15/29 (b)		205	174,250
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)		514	472,469
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (b)		200	179,500
TK Elevator Midco GmbH, 4.38%, 07/15/27 (d)	EUR	100	90,280
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)	USD	768	684,722

			2,362,549

Media — 6.4%
Altice Financing SA
3.00%, 01/15/28 (d)	EUR	100	78,054
5.75%, 08/15/29 (b)	USD	930	746,325
Altice France Holding SA, 10.50%, 05/15/27 (b)		1,288	1,080,812
AMC Networks, Inc.
5.00%, 04/01/24		2	1,937
4.75%, 08/01/25		135	125,758
4.25%, 02/15/29		83	67,246
Bell Telephone Co. of Canada or Bell Canada, 3.65%, 03/17/51		335	267,192
Block Communications, Inc., 4.88%, 03/01/28 (b)		87	73,515
Cable One, Inc.
1.13%, 03/15/28 (f)		694	581,572
4.00%, 11/15/30 (b)		174	142,937
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28 (b)		270	249,129
5.38%, 06/01/29 (b)		49	43,798
4.75%, 03/01/30 (b)		180	153,945
4.50%, 08/15/30 (b)		340	282,295
4.25%, 02/01/31 (b)		431	351,265
4.75%, 02/01/32 (b)		414	338,983
4.50%, 05/01/32		180	145,746
4.50%, 06/01/33 (b)		227	178,880

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (continued)
4.25%, 01/15/34 (b)	USD	936	$723,060
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25 (e)		4,700	4,710,904
5.38%, 05/01/47		1,100	936,608
4.80%, 03/01/50		1,000	792,360
Clear Channel International BV, 6.63%, 08/01/25 (b)		256	238,080
Clear Channel Outdoor Holdings, Inc. (b)
5.13%, 08/15/27		760	641,691
7.75%, 04/15/28		819	595,880
7.50%, 06/01/29		566	406,988
CMG Media Corp., 8.88%, 12/15/27 (b)		563	444,776
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	2,659,564
Comcast Corp.
6.45%, 03/15/37		790	925,105
4.60%, 08/15/45		2,000	1,882,054
4.70%, 10/15/48		3,000	2,904,380
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)		1,493	1,341,655
CSC Holdings LLC
5.25%, 06/01/24		247	230,945
5.75%, 01/15/30 (b)		443	322,296
4.13%, 12/01/30 (b)		400	312,000
4.50%, 11/15/31 (b)		570	439,555
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27 (b)		299	255,068
Discovery Communications LLC
3.25%, 04/01/23		1,850	1,844,655
3.45%, 03/15/25		210	203,327
DISH DBS Corp.
7.75%, 07/01/26		343	267,368
5.25%, 12/01/26 (b)		739	579,258
5.75%, 12/01/28 (b)		763	564,933
5.13%, 06/01/29		79	48,004
DISH Network Corp., 3.38%, 08/15/26 (f)		176	118,888
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27		247	222,078
5.00%, 05/01/28		394	334,900
6.75%, 05/01/29		249	204,802
6.00%, 01/15/30		213	163,893
GCI LLC, 4.75%, 10/15/28 (b)		135	116,971
iHeartCommunications, Inc.
6.38%, 05/01/26		91	84,629
5.25%, 08/15/27 (b)		66	56,485
4.75%, 01/15/28 (b)		50	41,204
Iliad Holding SASU (b)
6.50%, 10/15/26		529	476,084
7.00%, 10/15/28		402	349,714
Kaixo Bondsco Telecom SA, 5.13%, 09/30/29 (d)	EUR	100	79,382
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29 (b)	USD	673	561,955
Liberty Broadband Corp. (b)(f)
1.25%, 09/30/50		279	260,586
2.75%, 09/30/50		537	510,784
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(i)		182	93,035

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)	USD	510	$397,800
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (b)		200	175,000
Live Nation Entertainment, Inc. (b)
4.88%, 11/01/24		21	20,055
6.50%, 05/15/27		465	457,290
4.75%, 10/15/27		169	149,822
3.75%, 01/15/28		130	112,125
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (d)	EUR	100	87,474
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)	USD	108	99,360
Network i2i Ltd., (5 year CMT + 4.27%), 5.65% (a)(d)(h)		400	370,200
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27		123	107,471
4.25%, 01/15/29		80	63,730
4.63%, 03/15/30		10	7,879
Paramount Global, 5.85%, 09/01/43		645	602,605
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26		464	400,098
6.50%, 09/15/28		1,131	874,122
Sable International Finance Ltd.
5.75%, 09/07/27 (b)		200	183,320
5.75%, 09/07/27 (d)		200	183,320
Scripps Escrow II, Inc., 3.88%, 01/15/29 (b)		11	9,218
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)		666	528,248
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26		331	295,328
5.00%, 08/01/27		112	103,882
4.00%, 07/15/28		96	83,040
4.13%, 07/01/30		57	47,606
3.88%, 09/01/31		302	240,467
Stagwell Global LLC, 5.63%, 08/15/29 (b)		69	55,444
Summer BC Holdco B SARL, 5.75%, 10/31/26 (d)	EUR	100	91,292
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	684,526
Tele Columbus AG, 3.88%, 05/02/25 (d)	EUR	100	87,787
United Group BV, 5.25%, 02/01/30 (d)		100	77,275
Univision Communications, Inc. (b)
5.13%, 02/15/25	USD	52	48,932
6.63%, 06/01/27		70	66,648
7.38%, 06/30/30		88	86,020
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)		303	246,945
Videotron Ltd., 3.63%, 06/15/29 (b)		178	144,493
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)		307	254,033
VTR Comunicaciones SpA, 4.38%, 04/15/29 (b)		200	135,500
VZ Secured Financing BV, 3.50%, 01/15/32 (d)	EUR	100	78,639
Walt Disney Co., 7.63%, 11/30/28	USD	385	453,233
WMG Acquisition Corp., 3.88%, 07/15/30 (b)		37	30,767
Ziggo Bonds Co. BV, 6.00%, 01/15/27 (b)		150	132,750

			41,129,037

Metals & Mining — 1.1%
ABJA Investment Co. Pte Ltd . (d)
5.95%, 07/31/24		250	249,375
5.45%, 01/24/28		200	188,000
Allegheny Technologies, Inc.
4.88%, 10/01/29		68	54,229

Security		Par (000)	Value

Metals & Mining (continued)
Allegheny Technologies, Inc. (continued)
5.13%, 10/01/31	USD	187	$143,250
Arconic Corp. (b)
6.00%, 05/15/25		87	84,851
6.13%, 02/15/28		244	227,842
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)		682	632,859
Carpenter Technology Corp.
6.38%, 07/15/28		154	137,462
7.63%, 03/15/30		134	123,052
Commercial Metals Co.
4.13%, 01/15/30		48	40,416
4.38%, 03/15/32		51	41,773
Constellium SE (b)
5.63%, 06/15/28		250	223,686
3.75%, 04/15/29		841	666,974
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32 (b)		276	248,400
JSW Steel Ltd., 5.95%, 04/18/24 (d)		200	197,500
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28		119	99,070
4.50%, 06/01/31		535	404,931
Mineral Resources Ltd. (b)
8.00%, 11/01/27		86	83,850
8.50%, 05/01/30		88	86,680
Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/24 (b)		200	134,600
New Gold, Inc., 7.50%, 07/15/27 (b)		470	408,900
Nexa Resources SA, 5.38%, 05/04/27 (b)		299	276,257
Novelis Corp. (b)
3.25%, 11/15/26		342	289,084
4.75%, 01/30/30		534	443,850
3.88%, 08/15/31		473	364,300
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	397,759
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		82	69,775
thyssenkrupp AG, 2.88%, 02/22/24 (d)	EUR	51	51,263
U.S. Steel Corp., 6.88%, 03/01/29	USD	231	201,568
Vedanta Resources Finance II PLC, 13.88%, 01/21/24 ( d)		400	356,000

			6,927,556

Multiline Retail — 0.1%
Bath & Body Works, Inc.
6.88%, 11/01/35		141	114,563
6.75%, 07/01/36		49	39,195
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)		252	232,238

			385,996

Multi-Utilities — 0.2%
KeySpan Gas East Corp., 5.82%, 04/01/41 (b)		1,010	1,014,174

Offshore Drilling & Other Services — 0.1%
Entegris, Inc. (b)
4.38%, 04/15/28		168	148,260
3.63%, 05/01/29		30	25,087
KLA Corp., 3.30%, 03/01/50		500	395,998

			569,345

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 7.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)	USD	557	$541,265
Antero Midstream Partners LP/Antero Midstream
Finance Corp. (b)
5.75%, 03/01/27		184	171,120
5.75%, 01/15/28		39	35,506
5.38%, 06/15/29		140	125,378
Antero Resources Corp., 7.63%, 02/01/29 (b)		142	144,452
Apache Corp.
4.25%, 01/15/30		133	117,871
5.10%, 09/01/40		321	271,046
5.25%, 02/01/42		25	20,912
5.35%, 07/01/49		97	76,644
Arcosa, Inc., 4.38%, 04/15/29 (b)		238	201,956
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27		625	784,490
5.88%, 06/30/29		152	133,760
Buckeye Partners LP
4.13%, 03/01/25 (b)		179	165,724
5.85%, 11/15/43		94	66,740
5.60%, 10/15/44		59	41,086
Burlington Resources LLC, 5.95%, 10/15/36		685	745,521
Callon Petroleum Co.
6.13%, 10/01/24		85	86,309
9.00%, 04/01/25 (b)		706	748,360
6.38%, 07/01/26		80	73,800
8.00%, 08/01/28 (b)(e)		407	390,964
7.50%, 06/15/30		375	345,052
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31 (d)(f)	EUR	100	71,367
Cenovus Energy, Inc., 4.25%, 04/15/27	USD	400	392,058
Centennial Resource Production LLC
6.88%, 04/01/27 (b)		31	29,439
3.25%, 04/01/28 (f)		322	400,487
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29		383	368,637
Cheniere Energy Partners LP
4.50%, 10/01/29		463	413,320
4.00%, 03/01/31		308	261,892
3.25%, 01/31/32 (b)		421	331,538
Cheniere Energy, Inc., 4.63%, 10/15/28		1,466	1,320,236
Chesapeake Energy Corp. (b)
5.88%, 02/01/29		28	26,404
6.75%, 04/15/29		350	338,460
Citgo Holding, Inc., 9.25%, 08/01/24 (b)		298	288,315
Civitas Resources, Inc., 5.00%, 10/15/26 (b)		60	53,850
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		63	52,920
CNX Resources Corp.
2.25%, 05/01/26 (f)		337	492,525
6.00%, 01/15/29 (b)		74	69,131
Colgate Energy Partners III LLC (b)
7.75%, 02/15/26		181	172,065
5.88%, 07/01/29		238	208,548
Comstock Resources, Inc. (b)
6.75%, 03/01/29		472	422,643
5.88%, 01/15/30		537	461,820
ConocoPhillips, 6.50%, 02/01/39		600	704,132
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)		1,000	851,540

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	USD	496	$451,360
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27		34	30,260
6.00%, 02/01/29		121	105,582
8.00%, 04/01/29		59	54,797
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25 (b)		570	535,800
DCP Midstream Operating LP
6.45%, 11/03/36 (b)		106	103,880
6.75%, 09/15/37 (b)		172	163,615
5.60%, 04/01/44		2	1,616
Devon Energy Corp.
5.85%, 12/15/25		1,000	1,040,866
4.75%, 05/15/42		300	272,066
DT Midstream, Inc. (b)
4.13%, 06/15/29		276	233,910
4.38%, 06/15/31		409	342,537
Dycom Industries, Inc., 4.50%, 04/15/29 (b)		69	60,245
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (b)		198	187,358
Ecopetrol SA, 4.63%, 11/02/31		130	98,150
eG Global Finance PLC
6.75%, 02/07/25 (b)		441	415,812
6.25%, 10/30/25 (d)	EUR	142	133,360
8.50%, 10/30/25 (b)	USD	200	193,750
Enbridge, Inc. (a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,935	1,722,418
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		950	868,604
Endeavor Energy Resources LP/EER Finance, Inc. (b)
6.63%, 07/15/25		128	128,627
5.75%, 01/30/28		239	227,683
Energy Transfer LP
4.05%, 03/15/25		500	492,468
4.75%, 01/15/26		1,250	1,245,319
3.90%, 07/15/26		310	297,872
5.30%, 04/15/47		540	467,588
Series H, (5 year CMT + 5.69%), 6.50% (a)(h)		433	382,736
EnLink Midstream LLC
5.63%, 01/15/28 (b)		165	151,349
5.38%, 06/01/29		328	287,068
EnLink Midstream Partners LP
4.40%, 04/01/24		144	140,565
4.15%, 06/01/25		10	9,309
4.85%, 07/15/26		67	61,808
5.60%, 04/01/44		155	109,773
5.05%, 04/01/45		33	22,316
5.45%, 06/01/47		42	29,725
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,479,615
EOG Resources, Inc., 5.10%, 01/15/36		200	197,820
EQM Midstream Partners LP
6.00%, 07/01/25 (b)		65	62,314
4.13%, 12/01/26		68	58,735
6.50%, 07/01/27 (b)		245	227,801
4.50%, 01/15/29 (b)		13	10,554
7.50%, 06/01/30		57	54,757
4.75%, 01/15/31 (b)		456	363,660

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp., 1.75%, 05/01/26 (f)	USD	132	$310,926
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		29	26,753
7.75%, 02/01/28		75	64,879
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		25	24,593
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		40	37,569
Hess Corp., 4.30%, 04/01/27		1,100	1,072,267
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)		162	135,669
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (b)		22	20,735
Hilong Holding Ltd., 9.75%, 11/18/24 (d)		207	112,466
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (d)		200	187,000
HTA Group Ltd., 7.00%, 12/18/25 (b)		200	166,788
IHS Holding Ltd., 6.25%, 11/29/28 (b)		200	159,500
Impulsora Pipeline LLC, 6.05%, 12/31/42 (c)		1,658	1,467,997
ITT Holdings LLC, 6.50%, 08/01/29 (b)		232	185,600
Kinder Morgan, Inc., 5.05%, 02/15/46		1,400	1,252,710
Kinetik Holdings LP, 5.88%, 06/15/30		378	360,088
Marathon Petroleum Corp., 6.50%, 03/01/41		1,150	1,255,217
Matador Resources Co., 5.88%, 09/15/26		875	841,120
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26 (d)		288	261,360
MPLX LP, 4.25%, 12/01/27		250	241,244
Murphy Oil Corp.
5.75%, 08/15/25		42	41,559
5.88%, 12/01/27		40	37,330
6.13%, 12/01/42		18	13,455
Murphy Oil USA, Inc., 4.75%, 09/15/29		95	85,506
Nabors Industries Ltd. (b)
7.25%, 01/15/26		58	51,437
7.50%, 01/15/28		94	80,840
Nabors Industries, Inc., 7.38%, 05/15/27 (b)		226	214,700
New Fortress Energy, Inc. (b)
6.75%, 09/15/25		585	552,825
6.50%, 09/30/26		758	686,567
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)		115	103,500
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)		138	150,177
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (b)		620	584,350
NuStar Logistics LP
6.00%, 06/01/26		99	92,565
6.38%, 10/01/30		17	14,770
Occidental Petroleum Corp.
6.95%, 07/01/24		43	44,290
8.00%, 07/15/25		25	26,313
5.88%, 09/01/25		79	78,656
5.50%, 12/01/25		101	99,485
8.88%, 07/15/30		67	76,921
6.63%, 09/01/30		442	455,260
6.13%, 01/01/31		53	53,712
7.50%, 05/01/31		58	62,350
6.45%, 09/15/36		68	69,700
6.20%, 03/15/40		637	627,445
6.60%, 03/15/46		44	46,728
Oil & Gas Holding Co., 7.63%, 11/07/24 (d)		200	205,725
OQ SAOC, 5.13%, 05/06/28 (b)		200	188,350
PDC Energy, Inc.
6.13%, 09/15/24		58	57,605
5.75%, 05/15/26		164	152,984
Pertamina Persero PT, 3.65%, 07/30/29 (d)		239	218,386

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
6.50%, 03/13/27	USD	212	$183,009
5.95%, 01/28/31		181	132,058
6.38%, 01/23/45		98	58,923
6.75%, 09/21/47		67	41,038
7.69%, 01/23/50		79	52,733
Pioneer Natural Resources Co., 0.25%, 05/15/25 (f)		191	412,942
Puma International Financing SA, 5.13%, 10/06/24 (b)		200	181,000
Range Resources Corp.
5.00%, 03/15/23		122	121,085
4.88%, 05/15/25		10	9,754
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		257	233,862
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	1,808,154
SM Energy Co.
5.63%, 06/01/25		38	35,910
6.75%, 09/15/26		85	80,186
6.63%, 01/15/27		22	20,570
6.50%, 07/15/28		122	112,204
Southwestern Energy Co.
5.38%, 02/01/29		232	215,203
4.75%, 02/01/32		109	93,143
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,105,583
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		38	36,228
5.88%, 03/15/28		4	3,647
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27		29	25,883
6.00%, 12/31/30		20	16,600
6.00%, 09/01/31		88	72,600
Tap Rock Resources LLC, 7.00%, 10/01/26 (b)		519	490,049
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	479,762
Transocean, Inc., 11.50%, 01/30/27 (b)		81	76,029
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29		559	488,971
4.13%, 08/15/31		476	406,752
3.88%, 11/01/33		1,070	882,750
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		108	96,660
Vivo Energy Investments BV, 5.13%, 09/24/27 (b)		200	188,500
Western Midstream Operating LP
4.75%, 08/15/28		25	22,841
5.45%, 04/01/44		229	190,331
5.30%, 03/01/48		75	60,461
5.50%, 08/15/48		69	56,235
5.75%, 02/01/50		678	544,474
Williams Cos., Inc.
3.90%, 01/15/25		1,150	1,136,070
4.00%, 09/15/25		750	738,291

			50,813,194

Pharmaceuticals — 2.3%
AbbVie, Inc.
3.80%, 03/15/25 (e)		3,250	3,223,983
3.60%, 05/14/25		870	855,852
3.20%, 05/14/26		500	481,639
4.55%, 03/15/35		2,140	2,081,573
4.45%, 05/14/46		2,095	1,900,394
Bausch Health Cos., Inc. (b)
9.00%, 12/15/25		23	16,994
6.13%, 02/01/27		43	36,550

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc. (b) (continued)
5.00%, 02/15/29	USD	83	$43,160
6.25%, 02/15/29		8	4,258
7.25%, 05/30/29		27	14,648
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27 (d)	EUR	100	89,128
CVS Health Corp.
5.13%, 07/20/45	USD	700	674,256
5.05%, 03/25/48		1,821	1,743,149
Elanco Animal Health, Inc., 6.40%, 08/28/28		6	5,711
Gruenenthal GmbH, 4.13%, 05/15/28 (d)	EUR	100	89,600
Jazz Securities DAC, 4.38%, 01/15/29 (b)	USD	500	444,758
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (d)	EUR	100	92,587
Option Care Health, Inc., 4.38%, 10/31/29 (b)	USD	142	121,765
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)
4.13%, 04/30/28		598	529,230
5.13%, 04/30/31		587	506,481
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (b)		164	114,808
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)		400	356,000
Prestige Brands, Inc., 3.75%, 04/01/31 (b)		101	83,749
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	102,064
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	194,162
Utah Acquisition Sub, Inc., 3.95%, 06/15/26		750	706,570

			14,513,069

Real Estate Management & Development — 0.5%
Adler Group SA, 2.75%, 11/13/26 (d)	EUR	100	52,502
China Aoyuan Group Ltd. (d)(k)(l)
5.98%, 08/18/25	USD	489	46,394
6.20%, 03/24/26		450	36,000
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (d)		200	66,000
CIFI Holdings Group Co. Ltd., 6.45%, 11/07/24 (d)		200	128,000
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24 (d)		200	124,000
DIC Asset AG, 2.25%, 09/22/26 (d)	EUR	100	69,689
Easy Tactic Ltd., 11.75%, 08/02/23 (d)	USD	200	43,600
Fantasia Holdings Group Co. Ltd. (d)(k)(l)
11.75%, 04/17/22		200	16,500
10.88%, 01/09/23		307	25,328
11.88%, 06/01/23		400	33,000
9.25%, 07/28/23		300	24,750
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (b)		35	29,356
Global Prime Capital Pte. Ltd. (d)
5.50%, 10/18/23		200	197,037
5.95%, 01/23/25		200	187,000
Howard Hughes Corp. (b)
5.38%, 08/01/28		19	15,913
4.13%, 02/01/29		74	57,075
4.38%, 02/01/31		80	59,207
Kaisa Group Holdings Ltd., 11.95%, 11/12/23 (d)(k)(l)		259	34,317
KWG Group Holdings Ltd., 5.88%, 11/10/24 (d)		200	39,000
MAF Sukuk Ltd. (d)
4.64%, 05/14/29		200	200,100
3.93%, 02/28/30		200	191,287

Security		Par (000)	Value

Real Estate Management & Development (continued)
Modern Land China Co. Ltd., 9.80%, 04/11/23 (c)(d)(k)(l)	USD	200	$32,000
Realogy Group LLC/Realogy Co-Issuer Corp. (b)
5.75%, 01/15/29		180	136,498
5.25%, 04/15/30		91	67,340
Ronshine China Holdings Ltd., 7.35%, 12/15/23 (d)		200	25,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31 (d)		200	21,000
Shui On Development Holding Ltd., 5.50%, 03/03/25 (d)		282	212,910
Starwood Property Trust, Inc., 4.38%, 01/15/27 (b)		52	45,139
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (d)		200	172,000
Times China Holdings Ltd., 6.20%, 03/22/26 (d)		611	85,540
Wanda Properties Overseas Ltd., 6.88%, 07/23/23 (d)		200	159,000
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23 (d)		250	234,950
Yuzhou Group Holdings Co. Ltd. (d)(k)(l)
8.38%, 10/30/24		200	14,000
7.70%, 02/20/25		263	17,095
7.38%, 01/13/26		200	13,000
6.35%, 01/13/27		200	13,000
Zhenro Properties Group Ltd., 7.88%, 04/14/24 (d)(k)(l)		200	13,000

			2,937,527

Road & Rail — 1.1%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40		1,890	2,073,383
CSX Corp., 4.75%, 05/30/42		350	333,383
Danaos Corp., 8.50%, 03/01/28 (b)		100	99,002
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)		2,435	2,384,833
Norfolk Southern Corp.
4.15%, 02/28/48		1,300	1,157,728
3.16%, 05/15/55		400	290,693
Seaspan Corp., 5.50%, 08/01/29 (b)		230	185,050
Union Pacific Corp., 3.84%, 03/20/60		800	667,769

			7,191,841

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,742,258
Broadcom, Inc., 3.46%, 09/15/26		735	704,177
Entegris Escrow Corp., 4.75%, 04/15/29 (b)		1,033	961,959
Microchip Technology, Inc. (f)
0.13%, 11/15/24		220	218,900
1.63%, 02/15/25		53	131,854
Qualcomm, Inc., 4.65%, 05/20/35		250	256,023
Sensata Technologies BV (b)
5.00%, 10/01/25		70	67,200
4.00%, 04/15/29		159	134,845
Sensata Technologies, Inc. (b)
4.38%, 02/15/30		462	393,244
3.75%, 02/15/31		13	10,419
Synaptics, Inc., 4.00%, 06/15/29 (b)		129	104,745

			5,725,624

Software — 1.7%
ACI Worldwide, Inc., 5.75%, 08/15/26 (b)		262	252,901
Black Knight InfoServ LLC, 3.63%, 09/01/28 (b)		255	220,575
Boxer Parent Co., Inc.
6.50%, 10/02/25 (d)	EUR	100	98,130
7.13%, 10/02/25 (b)	USD	187	179,064
9.13%, 03/01/26 (b)		467	436,277
Elastic NV, 4.13%, 07/15/29 (b)		254	212,034

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)	USD	200	$158,728
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		156	125,909
Microsoft Corp., 3.50%, 11/15/42 (e)		4,000	3,541,294
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(e)		305	242,881
MSCI, Inc. (b)
4.00%, 11/15/29		51	45,203
3.63%, 09/01/30		81	67,528
3.88%, 02/15/31		14	11,970
3.63%, 11/01/31		96	79,022
3.25%, 08/15/33		124	98,839
Open Text Corp., 3.88%, 12/01/29 (b)		133	111,939
Open Text Holdings, Inc., 4.13%, 02/15/30 (b)		83	71,799
Oracle Corp.
5.38%, 07/15/40 (e)		3,025	2,755,073
4.00%, 11/15/47		400	296,615
3.60%, 04/01/50		1,250	868,323
Playtika Holding Corp., 4.25%, 03/15/29 (b)		354	292,050
PTC, Inc., 4.00%, 02/15/28 (b)		35	31,628
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)		484	451,359
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		269	201,870

			10,851,011

Specialty Retail — 0.2%
Arko Corp., 5.13%, 11/15/29 (b)		123	93,176
Bath & Body Works, Inc., 7.60%, 07/15/37		42	33,859
Carvana Co., 10.25%, 05/01/30 (b)		113	92,660
National Vision Holdings, Inc., 2.50%, 05/15/25 (f)		165	185,015
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29 (b)		493	443,951
Staples, Inc., 7.50%, 04/15/26 (b)		177	146,710
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24 (a)(d)	EUR	100	100,035

			1,095,406

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc., 4.65%, 02/23/46	USD	2,400	2,470,574
II-VI, Inc., 5.00%, 12/15/29 (b)		499	435,378

			2,905,952

Textiles, Apparel & Luxury Goods (b) — 0.0%
Crocs, Inc.
4.25%, 03/15/29		15	11,095
4.13%, 08/15/31		99	70,068
Kontoor Brands, Inc., 4.13%, 11/15/29		67	53,206
Levi Strauss & Co., 3.50%, 03/01/31		110	89,925

			224,294

Thrifts & Mortgage Finance (b) — 0.1%
Home Point Capital, Inc., 5.00%, 02/01/26		116	80,040
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27		33	28,626
5.13%, 12/15/30		69	51,580
5.75%, 11/15/31		66	50,536
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26		203	167,761

			378,543

Tobacco — 0.8%
Altria Group, Inc.
5.38%, 01/31/44		2,000	1,700,251

Security		Par (000)	Value

Tobacco (continued)
Altria Group, Inc. (continued)
3.88%, 09/16/46	USD	1,250	$840,896
Reynolds American, Inc.
4.45%, 06/12/25		635	631,177
7.00%, 08/04/41		1,000	1,020,820
5.85%, 08/15/45		1,500	1,258,639

			5,451,783

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28 (d)	EUR	100	85,412

Transportation Infrastructure — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)	USD	200	180,375
DP World Salaam, (5 year CMT + 5.75%), 6.00% (a)(d)(h)		200	200,563
FedEx Corp., 4.75%, 11/15/45		1,250	1,145,593
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (d)		200	167,850
i-595 Express LLC, 3.31%, 12/31/31 (c)		728	691,089
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)		580	573,984

			2,959,454

Utilities — 1.3%
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		48	41,294
6.50%, 10/15/28		45	37,134
Electricite de France SA (b)
5.60%, 01/27/40		2,800	2,678,813
(10 year USD Swap + 3.71%), 5.25% (a)(h)		4,200	3,973,304
FEL Energy VI SARL, 5.75%, 12/01/40		188	136,904
Genneia SA, 8.75%, 09/02/27 (b)		92	86,573
Inkia Energy Ltd., 5.88%, 11/09/27 (b)		200	181,850
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (d)		576	463,428
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)		86	74,820
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (d)		214	200,306
Thames Water Kemble Finance PLC, 4.63%, 05/19/26 (d)	GBP	168	190,749
Vistra Operations Co. LLC, 4.38%, 05/01/29 (b)	USD	172	143,900

			8,209,075

Wireless Telecommunication Services — 1.2%
Altice France SA (b)
5.13%, 07/15/29		744	561,720
5.50%, 10/15/29		321	245,215
Crown Castle International Corp., 3.10%, 11/15/29		1,000	882,789
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		210	191,008
Millicom International Cellular SA, 4.50%, 04/27/31 (b)		200	148,000
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	2,812,485
SBA Communications Corp.
3.13%, 02/01/29		17	13,915
3.88%, 02/15/27		333	303,959
Sprint Corp., 7.63%, 03/01/26		234	246,549
T-Mobile USA, Inc.
2.63%, 02/15/29		308	259,270
3.38%, 04/15/29		106	92,750
2.88%, 02/15/31		127	105,439

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
3.50%, 04/15/31	USD	253	$218,448
4.50%, 04/15/50		500	443,652
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (b)		368	269,560
Vmed O2 U.K. Financing I PLC
4.50%, 07/15/31 (d)	GBP	100	95,862
4.75%, 07/15/31 (b)	USD	452	365,148
Vodafone Group PLC, 4.25%, 09/17/50		700	584,879

			7,840,648

Total Corporate Bonds — 69.7% (Cost: $496,414,702)			446,817,045

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.1%
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (m)		52	49,357
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		189	175,583
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		567	531,125
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25		136	132,320

			888,385

Air Freight & Logistics — 0.1%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		77	69,034
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		274	246,966

			316,000

Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		433	412,067
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (c)		237	217,447
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		141	138,555
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		433	401,814

			1,169,883

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		69	64,221

Banks — 0.1%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		661	606,997

Security		Par (000)		Value

Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (c)	USD	20		$18,000
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		150		139,637

				157,637
Capital Markets — 0.1%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (c)		122		113,400
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		104		97,599
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		145		140,650

				351,649
Chemicals — 0.1%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		250		243,106
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		309		294,465
New Arclin U.S. Holding Corp., 2021 Term Loan , (1 mo. LIBOR + 3.75%), 5.42%, 09/30/28		110		101,642
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		212		200,597

				839,810

Commercial Services & Supplies — 0.1%
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		94		89,242
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		48		43,444
Propulsion BC Finco SARL, Term Loan, 02/10/29 (c)(m)		138		130,410
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		—	(n)	1
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		632		603,088

				866,185

Communications Equipment — 0.0%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		262		243,445

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		1,337		1,152,102

Construction Materials — 0.0%
BCPE Empire Holdings, Inc., 2022 Incremental Term Loan, (SOFR + 4.62%), 6.25%, 06/11/26		27		25,204
Smyrna Ready Mix Concrete LLC, (SOFR + 4.25%), 5.88%, 04/02/29 (c)		66		60,885

				86,089

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		206		193,112

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Containers & Packaging (continued)
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27	USD	129		$121,466
Clydesdale Acquisition Holdings, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 04/13/29		112		104,492

				419,070

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/29/27		41		39,077
Ascend Learning LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (c)		83		75,946
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		113		107,732
TruGreen LP, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 0.75% Floor), 10.17%, 11/02/28 (c)		106		101,230

				323,985
Diversified Financial Services — 0.2%
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		114		103,337
EP Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 11/06/28		102		96,688
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		460		434,538
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		66		61,736
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		18		17,167
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		111		104,048
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		—	(n)	1
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		39		35,992
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		239		195,193
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		301		276,228

				1,324,928

Diversified Telecommunication Services — 0.0%
Cincinnati Bell, Inc., 2021 Term Loan B2, (SOFR + 3.25%), 4.88%, 11/22/28		58		54,658
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		195		182,522

				237,180

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, 10/25/27 (m)		20		18,444

Gas Utilities — 0.0%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		172		148,310

Health Care Providers & Services — 0.1%
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		119		112,344

Security		Par (000)	Value

Health Care Providers & Services (continued)
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25	USD	322	$105,801
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 04/29/25		116	77,057
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/16/25		76	71,204

			366,406

Health Care Services — 0.0%
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		78	71,760

Health Care Technology — 0.2%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		1,156	1,061,527
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		259	238,693

			1,300,220

Hotels, Restaurants & Leisure — 0.1%
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		271	249,404
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.10%, 11/01/26		38	35,663
IRB Holding Corp., 2022 Term Loan B, (SOFR + 3.15%, 0.75% Floor), 4.24%, 12/15/27		115	107,113
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29		95	90,012

			482,192

Household Durables — 0.1%
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29.		147	126,145
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		284	232,760

			358,905

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26		27	25,099

Industrial Conglomerates — 0.0%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.58%, 09/01/25		313	247,871
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		56	55,971

			303,842

Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		94	87,216
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/31/25		92	86,207

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Sedgwick Claims Management Services, Inc. (continued)
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26	USD	140	$132,521
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		51	49,724

			355,668

Interactive Media & Services — 0.0%
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26.		79	74,138
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		79	72,104

			146,242

IT Services — 0.1%
Banff Merger Sub, Inc.
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.17%, 02/27/26		279	261,390
2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		45	42,363
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		234	222,859
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (c)		110	98,886

			625,498

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		71	67,495

Machinery — 0.2%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 7.25%, 09/21/26 (c)		228	217,290
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		254	236,474
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		577	527,645

			981,409

Media — 0.2%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		23	20,635
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		94	85,863
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		590	505,521
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, (SOFR + 4.25%), 4.92%, 02/01/29		238	218,208
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		90	84,287
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		207	194,420
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		35	32,842
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		387	355,330

			1,497,106

Security		Par (000)	Value

Metals & Mining — 0.0%
Grinding Media, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.80%, 10/12/28 (c)	USD	64	$57,798

Oil, Gas & Consumable Fuels — 0.3%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25		1,541	1,615,717
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24		9	5,013

			1,620,730

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		114	106,800
Element Materials Technology Group U.S. Holdings, Inc. (m)
2022 USD Delayed Draw Term Loan B, 04/12/29	.	39	37,698
2022 USD Delayed Draw Term Loan D, 04/12/29		85	81,678
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		179	167,589

			393,765

Real Estate Management & Development — 0.0%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		249	224,081

Software — 0.7%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.99%, 10/30/28		91	90,742
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (m)		119	112,173
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (c)		180	156,600
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		229	209,757
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (c)		375	323,648
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		62	60,016
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 07/30/27		90	84,791
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		80	73,701
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		569	509,591
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		280	254,800
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		744	675,180
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28 (c)		103	97,850
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		19	17,812
2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29		242	231,110

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28	USD	218	$201,336
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		9	8,878
Sabre Global, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/27		68	63,010
2021 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/27		108	100,442
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		516	479,937
Sovos Compliance LLC
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 4.50%), 6.15%, 08/11/28		17	16,430
2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 08/11/28		101	94,664
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		189	184,936
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		280	257,272
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		187	174,985
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		145	136,356

			4,616,017

Specialty Retail — 0.0%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		27	24,933
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 6.29%, 04/16/26		74	64,589

			89,522

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		606	549,857

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (c)		68	59,459
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		177	162,223

			221,682

Transportation — 0.0%
Brown Group Holding, LLC, 2022 Term Loan B2, 07/02/29 (m)		175	167,708

Wireless Telecommunication Services — 0.0%
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28		14	12,862

Total Floating Rate Loan Interests — 3.7% (Cost: $25,742,255)			23,750,184

Security		Par (000)	Value

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 2.50%, 07/09/41 (o)	USD	245	$63,019

Bahrain — 0.0%
Bahrain Government International Bond, 6.75%, 09/20/29 (d)		200	190,975

Canada — 1.1%
CDP Financial, Inc., 5.60%, 11/25/39 (b)(e)		5,890	6,825,753

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		200	178,500

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26		300	281,212
3.88%, 04/25/27		200	176,475
3.13%, 04/15/31		200	148,350

			606,037

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27 (d)		228	217,711
5.50%, 02/22/29 (b)		160	139,030
4.50%, 01/30/30 (b)		226	180,348
4.88%, 09/23/32 (b)		150	115,294
6.40%, 06/05/49 (d)		150	111,544

			763,927

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		219	120,998

Guatemala — 0.1%
Guatemala Government Bond
4.50%, 05/03/26 (d)		200	192,162
5.38%, 04/24/32 (b)		200	184,163

			376,325

Hungary — 0.0%
Hungary Government International Bond, 5.25%, 06/16/29 (b)		200	199,271

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		300	294,712

Italy — 0.5%
Republic of Italy Government International Bond, 5.38%, 06/15/33		2,925	3,021,151

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (d)		200	176,788

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28		200	191,900
2.66%, 05/24/31		269	221,387

			413,287

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26 (d)	USD	250	$222,527

Morocco — 0.0%
Morocco Government International Bond, 3.00%, 12/15/32 (b)		221	156,910

Nigeria — 0.0%
Nigeria Government International Bond, 7.88%, 02/16/32 (d)		200	138,500

Oman — 0.1%
Oman Government International Bond (d)
6.50%, 03/08/47		228	191,235
6.75%, 01/17/48		200	172,000

			363,235
Pakistan — 0.0%
Pakistan Government International Bond, 6.00%, 04/08/26 (d)		200	134,022

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28		200	190,912
3.16%, 01/23/30		253	225,376

			416,288
Paraguay — 0.1%
Paraguay Government International Bond (b)
4.95%, 04/28/31		200	184,537
5.40%, 03/30/50		200	154,663

			339,200
Peru — 0.0%
Peruvian Government International Bond
2.78%, 01/23/31		126	107,242
1.86%, 12/01/32		171	130,045

			237,287
Qatar — 0.0%
Qatar Government International Bond, 4.00%, 03/14/29 (b)		240	242,400

Romania — 0.1%
Romanian Government International Bond (b)
5.25%, 11/25/27		154	146,685
3.00%, 02/14/31		108	83,079
3.63%, 03/27/32		156	121,807

			351,571
Saudi Arabia — 0.1%
Saudi Government International Bond (d)
4.50%, 04/17/30		278	283,560
2.25%, 02/02/33		222	184,260

			467,820
South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		200	170,725
5.88%, 04/20/32		200	169,000

			339,725

Security	Par (000)		Value

Sri Lanka — 0.0%
Sri Lanka Government International Bond (d)(k)(l)
6.85%, 03/14/24	USD	432	$121,008
7.85%, 03/14/29		200	56,022

			177,030
Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25 (d)		385	95,288
7.25%, 03/15/33 (b)		200	49,000

			144,288
Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27		90	91,029

Total Foreign Agency Obligations — 2.7% (Cost: $18,207,650)			17,052,575

Municipal Bonds

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,250,740
State of California, GO, BAB
7.55%, 04/01/39		280	380,623
7.63%, 03/01/40		1,720	2,322,471
University of California, RB, BAB, 5.95%, 05/15/45		885	1,017,250

			5,971,084
Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,929	2,195,891

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	2,008,682

Indiana — 0.5%
Indianapolis Local Public Improvement Bond Bank, RB, BAB, Series B-2, 6.12%, 01/15/40		2,535	2,958,782

New Jersey — 0.1%
State of New Jersey, GO
Series A, 4.00%, 06/01/30		250	265,672
Series A, 4.00%, 06/01/31		190	200,082
Series A, 4.00%, 06/01/32		180	189,203

			654,957
New York — 1.4%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	1,745,657
New York City Industrial Development Agency, Refunding RB
(AGM), 3.19%, 03/01/40		165	135,239
Class A, (AGM), 3.00%, 01/01/46		50	38,530
New York City Municipal Water Finance Authority, Refunding RB, BAB, 5.72%, 06/15/42		1,390	1,621,062
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E-1, 4.00%, 02/01/41		1,000	976,032
New York State Dormitory Authority, RB, BAB Series D, 5.60%, 03/15/40		1,900	2,117,723

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New York (continued)
New York State Dormitory Authority, RB, BAB (continued)
Series F, 5.63%, 03/15/39	USD	1,100	$1,200,950
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	876,338

			8,711,531

Total Municipal Bonds — 3.5% (Cost: $20,708,226)			22,500,927

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.8%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		463	427,804
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 1.80%, 03/20/47 (a)		419	337,352
Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.50%), 2.12%, 09/25/47 (a)		4,297	3,443,637
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		241	209,233
BRAVO Residential Funding Trust, Series 2021- NQM1, Class A1, 0.94%, 02/25/49 (a)(b)		1,025	957,551
Chase Home Lending Mortgage Trust, Class A12, 6.50%, 04/25/49 (a)(b)		672	670,717
COLT Mortgage Loan Trust (a)(b)
Series 2020-2, Class M1, 5.25%, 03/25/65		3,050	2,969,894
Series 2020-3, Class M1, 3.36%, 04/27/65		3,820	3,580,396
Series 2022-1, Class A1, 4.55%, 04/25/67		1,788	1,765,279
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, 4.30%, 03/25/67 (a)(b)		315	306,073
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, 5.24%, 05/25/65 (a)(b)		1,500	1,473,097
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.23%, 06/19/35 (a)		110	103,937
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.50%, 06/25/52 (a)(b)		1,150	979,825
GS Mortgage-Backed Securities Trust (a)(b)
2.50%, 11/25/51		989	848,145
Series 2021-PJ7, Class A2, 2.50%, 01/25/52		2,589	2,207,420
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37		84	62,321
JP Morgan Mortgage Trust
Series 2006-S3, Class 1A12, 6.50%, 08/25/36		42	19,765
Series 2022-INV3, Class A3B, 3.00%, 09/25/52 (a)(b)		818	726,520
Mello Mortgage Capital Acceptance, Series 2022- INV2, Class A3, 3.00%, 04/25/52 (a)(b)		841	746,377
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 2.79%, 05/25/36 (a)		170	133,619
MFA Trust, Series 2021-NQM1, Class M1, 2.31%, 04/25/65 (a)(b)		2,750	2,492,863
OBX Trust, Series 2022-INC3, Class A1, 3.00%, 02/25/52 (a)(b)		750	663,110
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52 (a)(b)		1,128	998,697

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65 (a)(b)	USD	2,050	$1,922,994
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65 (a)(b)		2,000	1,926,736
Verus Securitization Trust, Series 2022-3, Class A1, 4.13%, 02/25/67 (b)		947	927,986

			30,901,348

Commercial Mortgage-Backed Securities (a) — 4.9%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33 (b)		4,170	3,919,664
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 1.89%, 07/25/37 (b)		761	671,041
Citigroup Commercial Mortgage Trust
Series 2013-GC15, Class B, 5.35%, 09/10/46		7,183	7,153,583
Series 2020-420K, Class D, 3.42%, 11/10/42 (b)		270	209,400
COMM Mortgage Trust
Series 2015-CR22, Class C, 4.21%, 03/10/48		5,000	4,726,726
Series 2015-LC19, Class C, 4.37%, 02/10/48		3,500	3,361,730
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.28%, 08/10/50		7,000	7,007,237
Credit Suisse Mortgage Capital Certificates Trust, Series 2020-FACT, Class D, (1 mo. LIBOR US + 3.71%), 5.03%, 10/15/37 (b)		900	856,359
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 3.58%, 07/15/38 (b)		825	795,922
GS Mortgage Securities Corp. Trust, Series 2020- TWN3, Class D, (1 mo. LIBOR US + 3.70%), 5.02%, 11/15/37 (b)		1,500	1,467,240
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1 mo. LIBOR US + 1.00%), 2.62%, 04/25/31 (b)		1,366	1,338,162

			31,507,064

Total Non-Agency Mortgage-Backed Securities — 9.7%
(Cost: $65,355,196)			62,408,412

Preferred Securities

Capital Trusts — 6.5%

Automobiles — 0.0%
Volkswagen International Finance NV, 4.38% (a)(d)(h)	EUR	100	84,083

Banks (a)(h) — 1.9%
Banco Mercantil del Norte SA, 6.75% (b)	USD	200	187,750
Bank of East Asia Ltd., 5.88% (d)		250	246,062
Credit Agricole SA, 4.75% (b)		200	155,433
Industrial & Commercial Bank of China Ltd., 3.20% (d)		250	236,250
ING Groep NV, 3.88%		2,000	1,448,429
Kasikornbank PCL, 5.28% (d)		300	274,931
Nordea Bank Abp, 6.13% (b)		2,960	2,851,321
Rizal Commercial Banking Corp., 6.50% (d)		200	191,163
SVB Financial Group, Series C, 4.00%		2,000	1,523,960
TMBThanachart Bank PCL, 4.90% (d)		250	228,016

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
U.S. Bancorp, 3.70%	USD	1,900	$1,458,250
Wells Fargo & Co., Series S, 5.90% (e)		3,390	3,065,238

			11,866,803

Capital Markets — 0.4%
Bank of New York Mellon Corp., Series I, 3.75% (a)(e)(h)		2,845	2,322,457

Diversified Financial Services (a)(h) — 3.4%
Bank of America Corp.
Series FF, 5.88% (e)		3,500	3,073,110
Series X, 6.25%		1,050	1,020,600
Barclays PLC, 4.38%		310	237,728
Credit Suisse Group AG, 6.38% (b)		300	247,874
HSBC Holdings PLC
6.50%		1,090	987,089
6.00%		435	389,869
JPMorgan Chase & Co.
Series FF, 5.00%		3,027	2,671,328
Series HH, 4.60%		165	139,346
Series I, 4.71% (e)		3,581	3,394,788
Series V, 5.60% (e)		3,640	3,403,400
Lloyds Banking Group PLC, 7.50%		1,750	1,705,676
NatWest Group PLC, 6.00%		1,575	1,457,517
Societe Generale SA, 7.88% (b)		1,000	979,810
UBS Group AG, 3.88% (b)		2,000	1,627,943
Woori Bank, 4.25% (d)		250	239,656

			21,575,734

Electric Utilities (a) — 0.4%
Edison International, Series B, 5.00% (h)		115	91,497
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79		2,750	2,416,429

			2,507,926

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00% (a)(b)(h)		162	147,015

Insurance — 0.4%
Heungkuk Life Insurance Co. Ltd., 4.48% (a)(d)(h)		200	194,850
MetLife, Inc., 6.40%, 12/15/66		2,554	2,567,434

			2,762,284

Real Estate Management & Development — 0.0%
Aroundtown SA, 3.38% (a)(d)(h)	EUR	100	77,278

Utilities — 0.0%
Electricite de France SA, 3.38% (a)(d)(h)		200	136,225

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79 (a)(d)		100	100,066

			41,579,871

		Shares

Preferred Stocks — 0.6% (a)(h)

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%		92,000	2,248,480
Morgan Stanley, Series K, 5.85%		66,567	1,646,202

			3,894,682

Security	Shares		Value

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S		10,000	$34,800

			3,929,482

Trust Preferred — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 7.61%, 10/30/40 (a)		29,583	792,824

			792,824

Total Preferred Securities — 7.2% (Cost: $52,636,215)			46,302,177

	Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.0%
Fannie Mae, 5.63%, 07/15/37 (e)	USD	1,600	1,951,327
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30 (g)		6,055	4,617,177

			6,568,504

Collateralized Mortgage Obligations — 4.9%
Fannie Mae REMICS
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636	1,573,829
Series 2022-25, Class KL, 4.00%, 05/25/52		14,500	14,194,179
Freddie Mac REMICS
Series 4350, Class DY, 4.00%, 06/15/44		1,996	2,023,648
Series 4398, Class ZX, 4.00%, 09/15/54		10,458	10,305,393
Series 4549, Class TZ, 4.00%, 11/15/45		3,187	3,214,126

			31,311,175

Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae REMICS
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23 (a)		1	3
Series 2012-47, Class NI, 4.50%, 04/25/42		1,039	215,188
Ginnie Mae (a)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 4.96%, 12/16/39		713	76,716
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 5.16%, 04/16/41		6,124	636,582

			928,489

Mortgage-Backed Securities — 24.8%
Fannie Mae Mortgage-Backed Securities (e)
3.00%, 07/14/22		7,306	6,865,806
4.00%, 07/14/22		3,364	3,363,808
4.50%, 07/14/22		3,312	3,435,671
Freddie Mac Mortgage-Backed Securities (e)
3.00%, 07/14/22		1,998	1,975,848
4.50%, 07/14/22		663	684,310
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		27	27,817
Uniform Mortgage-Backed Securities (e)
2.00%, 07/14/22 - 01/03/51		19,715	17,190,614
3.00%, 07/14/22		5,266	5,031,272
3.50%, 07/14/22 - 04/01/52		15,000	14,683,269
4.00%, 07/14/22 - 04/25/52 (p)		62,689	61,976,058
4.50%, 07/14/22		3,409	3,515,441
5.50%, 07/14/22		309	331,508
6.00%, 07/14/22		259	283,360

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (e) (continued)
5.00%, 08/01/34	USD	634		$666,780
2.50%, 10/01/51 - 01/01/52		42,608		38,624,750

				158,656,312

Principal Only Collateralized Mortgage Obligations (q) — 0.0%
Fannie Mae Interest Strip
Series 203, Class 1, 0.00%, 02/25/23		—	(n)	64
Series 228, Class 1, 0.00%, 06/25/23		—	(n)	53
Fannie Mae REMICS
Series 1993-51, Class E, 0.00%, 02/25/23		—	(n)	213
Series 1993-70, Class A, 0.00%, 05/25/23		—	(n)	68

				398

Total U.S. Government Sponsored Agency Securities — 30.8%
(Cost: $206,676,043)				197,464,878

U.S. Treasury Obligations
U.S. Treasury Bonds (e)
1.88%, 02/15/41 - 02/15/51		29,800		22,490,055
3.00%, 11/15/44		61,400		56,898,133
2.50%, 02/15/46		66,500		56,387,324
2.75%, 11/15/47		2,000		1,791,719
U.S. Treasury Notes (e)
2.75%, 04/30/23 - 08/31/25		29,300		29,134,949
3.00%, 09/30/25		2,400		2,396,531
2.88%, 08/15/28		1,000		987,813
3.13%, 11/15/28		3,000		3,006,211
1.13%, 02/15/31		19,000		16,326,641

Total U.S. Treasury Obligations — 29.6% (Cost: $212,164,260)				189,419,376

Total Long-Term Investments — 167.1% (Cost: $1,167,482,395)				1,070,825,641

		Shares

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (r)(s)		18,146,817		18,146,817

Total Short-Term Securities — 2.8% (Cost: $18,146,817)				18,146,817

Total Investments Before TBA Sale Commitments — 169.9%
(Cost: $1,185,629,212)				1,088,972,458

Security		Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (3.9)%

Uniform Mortgage-Backed Securities, 4.00%, 07/14/52 (p)	USD	(25,500)	$(25,144,893)

Total TBA Sale Commitments — (3.9)% (Proceeds: $(24,956,602))			(25,144,893)

Total Investments, Net of TBA Sale Commitments — 166.0%
(Cost: $1,160,672,610)			1,063,827,565
Liabilities in Excess of Other Assets — (66.0)%			(423,142,943)

Net Assets — 100.0%			$640,684,622

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Perpetual security with no stated maturity date.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Non-income producing security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rounds to less than 1,000.
(o)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(p)	Represents or includes a TBA transaction.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Affiliate of the Trust.
(s)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$25,976,159	$—	$(7,829,342	) (a)	$—	$—	$18,146,817	18,146,817	$28,783	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (	a)

Credit Agricole Corporate and Investment Bank	1.50	% (b)	10/06/21	Open		$3,925,000	$3,931,665	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.50	(b)	10/06/21	Open		2,910,000	2,914,312	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.50	(b)	10/06/21	Open		777,562	778,883	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	1.50	(b)	10/06/21	Open		2,396,875	2,400,945	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	(1.75	) (b)	01/10/22	Open		182,823	181,303	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.79	(b)	02/14/22	Open		8,130,000	8,147,771	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.79	(b)	02/14/22	Open		9,265,747	9,286,001	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/22/22	Open		3,478,125	3,486,156	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/22/22	Open		4,846,100	4,857,289	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/22/22	Open		4,067,212	4,076,603	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/22/22	Open		3,212,402	3,219,820	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	(b)	02/22/22	Open		3,038,287	3,047,153	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.50	(b)	03/14/22	Open		2,870,000	2,873,691	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.50	(b)	03/14/22	Open		24,687,500	24,719,251	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.50	(b)	03/14/22	Open		66,235,250	66,320,826	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.50	(b)	03/14/22	Open		14,740,000	14,759,023	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.60	(b)	03/14/22	Open		2,280,000	2,282,106	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	1.79	(b)	03/14/22	Open		2,876,194	2,881,832	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	03/14/22	Open		1,752,500	1,755,725	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	03/14/22	Open		1,411,000	1,413,597	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	03/14/22	Open		1,069,500	1,071,468	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/14/22	Open		783,344	785,091	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.92	(b)	03/14/22	Open		3,912,750	3,921,946	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.69	(b)	03/17/22	Open		3,865,000	3,871,705	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.75	(b)	03/17/22	Open		4,870,250	4,879,551	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.75	(b)	03/17/22	Open		4,109,400	4,117,248	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.75	(b)	03/17/22	Open		1,752,500	1,755,847	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.75	(b)	03/17/22	Open		7,384,587	7,398,690	Foreign Agency Obligations	Open/Demand
TD Securities (USA) LLC	1.75	(b)	03/17/22	Open		1,064,844	1,066,877	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.75	(b)	03/17/22	Open		4,359,375	4,367,700	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	(b)	04/12/22	Open		111,150	110,955	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.25	) (b)	04/28/22	Open		93,620	93,412	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.75	) (b)	04/28/22	Open		108,341	108,055	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	04/29/22	Open		3,580,000	3,584,748	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	04/29/22	Open		8,628,812	8,640,258	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	(b)	05/04/22	Open		2,404,025	2,407,047	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.75	(b)	05/04/22	Open		2,760,312	2,763,782	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	05/04/22	Open		3,103,750	3,107,651	Corporate Bonds	Open/Demand

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (	a)

Credit Agricole Corporate and Investment Bank	1.75	% (b)	05/10/22	Open		$523,750	$524,517	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	1.75	(b)	05/10/22	Open		875,875	877,158	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/10/22	Open		2,016,687	2,019,613	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/10/22	Open		1,840,406	1,843,076	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/10/22	Open		1,750,937	1,753,478	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/10/22	Open		3,076,781	3,081,245	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		1,005,000	1,005,870	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		2,424,000	2,426,098	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		1,832,500	1,834,086	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		3,037,500	3,040,129	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		14,855,500	14,868,358	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		11,831,625	11,841,866	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		35,635,894	35,666,739	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.56	(b)	05/23/22	Open		17,911,875	17,927,379	U.S. Treasury Obligations	Open/Demand
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		501,510	501,838	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		274,298	274,477	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		929,474	930,082	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,035,612	1,036,290	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		884,372	884,952	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		820,368	820,905	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		386,940	387,194	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		776,652	777,161	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		818,267	818,803	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		657,628	658,058	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		603,403	603,798	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		520,932	521,273	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,079,464	1,080,171	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		715,356	715,825	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		646,320	646,743	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,262,244	1,263,070	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,637,753	1,638,826	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,969,394	1,970,683	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,303,628	1,304,481	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		831,858	832,403	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		470,683	470,991	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		693,237	693,691	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		320,625	320,835	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (	a)

Cantor Fitzgerald & Company	1.31%		06/10/22	07/14/22		$1,049,909	$1,050,597	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		662,781	663,215	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,138,956	1,139,702	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,008,149	1,008,809	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,226,486	1,227,289	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		536,222	536,574	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		510,357	510,692	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		700,036	700,494	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,910,991	1,912,242	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,061,554	1,062,250	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		687,176	687,626	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		1,299,595	1,300,446	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	1.31		06/10/22	07/14/22		594,043	594,432	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,584,281	2,585,961	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		10,070,016	10,076,562	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,665,649	2,667,381	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		1,004,032	1,004,685	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		10,321,823	10,328,532	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		6,612,724	6,617,022	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		4,880,021	4,883,193	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		3,330,407	3,332,571	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		3,403,442	3,405,655	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		3,543,156	3,545,459	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,300,249	2,301,745	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,288,864	2,290,352	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,183,234	2,184,653	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,118,207	2,119,584	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		2,188,130	2,189,552	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		7,595,210	7,600,147	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.30		06/10/22	07/14/22		6,686,029	6,690,375	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	(1.00	) (b)	06/14/22	Open		360,704	360,543	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	) (b)	06/17/22	Open		19,175	19,159	Corporate Bonds	Open/Demand

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Suisse Securities (USA) LLC	(0.50	)% (b)	06/22/22	Open		$80,313	$80,304	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(5.00	) (b)	06/24/22	Open		53,240	53,188	Corporate Bonds	Open/Demand

						$421,477,646	$421,979,136

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	510	09/21/22	$64,802	$(1,194,485)
Ultra U.S. Treasury Bond	202	09/21/22	31,177	(321,567)

				(1,516,052)

Short Contracts
10-Year Japanese Government Treasury Bonds	8	09/12/22	8,762	(8,569)
10-Year U.S. Treasury Note	861	09/21/22	101,907	(498,627)
U.S. Long Bond	86	09/21/22	11,876	253,119
2-Year U.S. Treasury Note	98	09/30/22	20,565	83,174
5-Year U.S. Treasury Note	418	09/30/22	46,868	(668,942)

				(839,845)

				$(2,355,897)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	129,803	CAD	166,000	JPMorgan Chase Bank N.A.	09/21/22	$822
USD	4,612,856	EUR	4,296,000	Natwest Markets PLC	09/21/22	85,808
USD	3,534,696	GBP	2,848,000	HSBC Bank USA N.A.	09/21/22	62,638
USD	1,371,984	GBP	1,094,000	Natwest Markets PLC	09/21/22	38,265

						187,533

EUR	259,164	USD	274,485	Morgan Stanley & Co. International PLC	09/21/22	(1,383)
GBP	39,726	USD	48,595	Standard Chartered Bank	09/21/22	(164)
USD	2,103	EUR	2,000	State Street Bank and Trust Co.	09/21/22	(4)

						(1,551)

						$185,982

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	USD	4,836	$134,860	$(152,992)	$287,852
CDX.NA.IG.38.V1	1.00	Quarterly	06/20/27	USD	21,660	249	(192,636)	192,885

						$135,109	$(345,628)	$480,737

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value

Rate	Frequency	Rate	Frequency

1-Day SOFR, 0.82%	Annual	3.01%	Annual	10/05/22	(a)	06/30/24	USD	14,905	$(31,070)	$64	$(31,134)
2.86%	Annual	1-Day SOFR, 0.82%	Annual	10/05/22	(a)	11/30/26	USD	14,905	(21,474)	136	(21,610)
3-Month LIBOR, 2.29%	Quarterly	1.59%	Semi-Annual	N/A		10/14/31	USD	26,700	(3,166,547)	(1,167,130)	(1,999,417)
1.61%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		03/30/32	USD	26,000	3,134,114	1,193,244	1,940,870
1.66%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		04/26/32	USD	25,400	3,047,567	1,096,166	1,951,401
1.86%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/15/41	USD	14,800	2,775,140	833,343	1,941,797
3-Month LIBOR, 2.29%	Quarterly	1.93%	Semi-Annual	N/A		10/23/51	USD	3,550	(711,966)	(156,824)	(555,142)

									$5,025,764	$1,798,999	$3,226,765

(a)	Forward Swap.
OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000	) (b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

Casino Guichard-Perrachon S.A.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B		EUR	10		$(1,501)	$(867)	$(634)
Novafives S.A.S	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR	10		(1,161)	(668)	(493)
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB		EUR	10		100	461	(361)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	CCC		EUR	10		(3,225)	1,223	(4,448)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10		257	948	(691)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR		EUR	10		(3,280)	836	(4,116)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR		EUR	10		(3,280)	939	(4,219)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	10		(295)	397	(692)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	10		(1,625)	(391)	(1,234)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	5		(825)	199	(1,024)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	5		(802)	204	(1,006)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	25		(4,064)	961	(5,025)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	B+		EUR	25		(4,064)	1,139	(5,203)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB		EUR	10		825	805	20
CMA CGM SA	5.00	Quarterly	Barclays Bank PLC	06/20/27	BB+		EUR	2		(70)	50	(120)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	40		(1,736)	1,826	(3,562)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	9		(383)	297	(680)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	9		(385)	323	(708)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	8		(362)	304	(666)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	2		(102)	86	(188)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	30		(5,009)	(5,308)	299
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	10		(1,670)	(1,109)	(561)
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R		USD	5,000		(861,017)	(483,158)	(377,859)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R		USD	2,500		(430,508)	(239,040)	(191,468)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R		USD	5,550		(955,729)	(702,621)	(253,108)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD	5,000		(854,607)	(518,760)	(335,847)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD	2,500		(427,304)	(259,381)	(167,923)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD	5,000		(854,607)	(518,711)	(335,896)
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	2,153		(367,993)	(233,803)	(134,190)

										$(4,784,422)	$(2,952,819)	$(1,831,603)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$3,122,953	$(1,669,582)	$6,314,805	$(2,607,303)
OTC Swaps	10,998	(2,963,817)	319	(1,831,922)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$336,293	$—	$336,293
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	187,533	—	—	187,533
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	480,737	—	—	5,834,068	—	6,314,805
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	11,317	—	—	—	—	11,317

	$—	$492,054	$—	$187,533	$6,170,361	$—	$6,849,948

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$2,692,190	$—	$2,692,190
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,551	—	—	1,551
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	2,607,303	—	2,607,303
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,795,739	—	—	—	—	4,795,739

	$—	$4,795,739	$—	$1,551	$5,299,493	$—	$10,096,783

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,093,903)	$—	$(5,093,903)
Forward foreign currency exchange contracts	—	—	—	561,113	—	—	561,113
Options purchased (a)	—	—	—	—	1,415,046	—	1,415,046
Options written	—	—	—	—	(4,116,630)	—	(4,116,630)
Swaps	—	1,053,924	—	—	4,392,609	—	5,446,533

	$—	$1,053,924	$—	$561,113	$(3,402,878)	$—	$(1,787,841)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,573,400)	$—	$(3,573,400)
Forward foreign currency exchange contracts	—	—	—	338,746	—	—	338,746
Options purchased (b)	—	—	—	—	688,971	—	688,971

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options written	$—	$—	$—	$—	$(88,306)	$—	$(88,306)
Swaps	—	(1,005,449)	—	—	2,061,194	—	1,055,745

	$—	$(1,005,449)	$—	$338,746	$(911,541)	$—	$(1,578,244)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$98,401,751
Average notional value of contracts — short	$185,025,796
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,855,734
Average amounts sold — in USD	$527,856
Options:
Average value of option contracts purchased	$6,313
Average value of option contracts written	$1,008
Average notional value of swaption contracts purchased	$38,171,250
Average notional value of swaption contracts written	$190,790,000
Credit default swaps:
Average notional value — buy protection	$27,808,075
Average notional value — sell protection	$27,916,390
Interest rate swaps:
Average notional value — pays fixed rate	$322,728,000
Average notional value — receives fixed rate	$260,598,750
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$992,585	$1,082,239
Forward foreign currency exchange contracts	187,533	1,551
Swaps — centrally cleared	—	824,758
Swaps — OTC (a)	11,317	4,795,739

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,191,435	6,704,287

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(992,585)	(1,906,997)

Total derivative assets and liabilities subject to an MNA	$198,850	$4,797,290

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$249	$(249)	$—	$—	$—
Credit Suisse International	3,288	(3,288)	—	—	—
HSBC Bank USA N.A.	62,638	—	—	—	62,638
JPMorgan Chase Bank N.A.	6,240	(6,240)	—	—	—
Morgan Stanley & Co. International PLC	2,362	(2,362)	—	—	—
Natwest Markets PLC	124,073	—	—	—	124,073

	$198,850	$(12,139)	$—	$—	$186,711

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$1,625	$—	$—	$—	$1,625
Barclays Bank PLC	862,161	(249)	—	(655,000)	206,912
Citibank N.A.	1,161	—	—	—	1,161
Credit Suisse International	2,577,299	(3,288)	—	(2,550,000)	24,011
JPMorgan Chase Bank N.A.	20,120	(6,240)	—	—	13,880
Morgan Stanley & Co. International PLC	1,334,756	(2,362)	—	(1,254,000)	78,394
Standard Chartered Bank	164	—	—	—	164
State Street Bank and Trust Co.	4	—	—	—	4

	$4,797,290	$(12,139)	$—	$(4,459,000)	$326,151

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$63,871,335	$1,238,732	$65,110,067
Corporate Bonds
Advertising Agencies	—	487,214	—	487,214
Aerospace & Defense	—	13,643,900	—	13,643,900
Airlines	—	9,157,196	—	9,157,196
Auto Components	—	3,622,314	—	3,622,314
Automobiles	—	8,792,119	—	8,792,119
Banks	—	9,795,826	—	9,795,826
Beverages	—	7,475,941	—	7,475,941
Biotechnology	—	1,553,473	—	1,553,473
Building Materials	—	1,377,467	—	1,377,467
Building Products	—	4,912,379	—	4,912,379
Capital Markets	—	16,672,188	—	16,672,188
Chemicals	—	5,696,937	—	5,696,937
Commercial Services & Supplies	—	2,130,928	—	2,130,928

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Communications Equipment	$—	$1,227,529	$—	$1,227,529
Construction & Engineering	—	3,984,403	—	3,984,403
Construction Materials	—	604,874	—	604,874
Consumer Discretionary	—	4,118,409	—	4,118,409
Consumer Finance	—	4,343,417	—	4,343,417
Containers & Packaging	—	2,690,440	—	2,690,440
Diversified Consumer Services	—	4,087,671	—	4,087,671
Diversified Financial Services	—	30,860,983	—	30,860,983
Diversified Telecommunication Services	—	20,232,765	—	20,232,765
Education	—	655,170	—	655,170
Electric Utilities	—	23,268,688	—	23,268,688
Electrical Equipment	—	311,104	—	311,104
Electronic Equipment, Instruments & Components	—	2,424,032	—	2,424,032
Energy Equipment & Services	—	1,840,839	—	1,840,839
Entertainment	—	281,915	—	281,915
Environmental, Maintenance & Security Service	—	1,727,492	—	1,727,492
Equity Real Estate Investment Trusts (REITs)	—	9,944,946	—	9,944,946
Food & Staples Retailing	—	3,021,747	—	3,021,747
Food Products	—	1,792,736	—	1,792,736
Gas Utilities	—	52,723	—	52,723
Health Care Equipment & Supplies	—	1,751,092	—	1,751,092
Health Care Providers & Services	—	13,226,828	—	13,226,828
Health Care Technology	—	2,545,841	—	2,545,841
Hotels, Restaurants & Leisure	—	10,877,306	3,427,098	14,304,404
Household Durables	—	1,752,572	—	1,752,572
Household Products	—	70,100	—	70,100
Independent Power and Renewable Electricity Producers	—	3,060,940	—	3,060,940
Insurance	—	22,633,634	—	22,633,634
Interactive Media & Services	—	1,405,607	—	1,405,607
Internet Software & Services	—	2,924,983	—	2,924,983
IT Services	—	6,378,811	—	6,378,811
Leisure Products	—	400,978	—	400,978
Machinery	—	2,362,549	—	2,362,549
Media	—	41,129,037	—	41,129,037
Metals & Mining	—	6,927,556	—	6,927,556
Multiline Retail	—	385,996	—	385,996
Multi-Utilities	—	1,014,174	—	1,014,174
Offshore Drilling & Other Services	—	569,345	—	569,345
Oil, Gas & Consumable Fuels	71,367	49,273,830	1,467,997	50,813,194
Pharmaceuticals	—	14,513,069	—	14,513,069
Real Estate Management & Development	—	2,905,527	32,000	2,937,527
Road & Rail	—	7,191,841	—	7,191,841
Semiconductors & Semiconductor Equipment	—	5,725,624	—	5,725,624
Software	—	10,851,011	—	10,851,011
Specialty Retail	—	1,095,406	—	1,095,406
Technology Hardware, Storage & Peripherals	—	2,905,952	—	2,905,952
Textiles, Apparel & Luxury Goods	—	224,294	—	224,294
Thrifts & Mortgage Finance	—	378,543	—	378,543
Tobacco	—	5,451,783	—	5,451,783
Transportation	—	85,412	—	85,412
Transportation Infrastructure	—	2,268,365	691,089	2,959,454
Utilities	—	8,209,075	—	8,209,075
Wireless Telecommunication Services	—	7,840,648	—	7,840,648
Floating Rate Loan Interests	—	22,021,335	1,728,849	23,750,184
Foreign Agency Obligations	—	17,052,575	—	17,052,575
Municipal Bonds	—	22,500,927	—	22,500,927
Non-Agency Mortgage-Backed Securities	—	62,408,412	—	62,408,412
Preferred Securities
Capital Trusts	—	41,579,871	—	41,579,871
Preferred Stocks
Capital Markets	3,894,682	—	—	3,894,682
Thrifts & Mortgage Finance	—	34,800	—	34,800
Trust Preferred	792,824	—	—	792,824

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

U.S. Government Sponsored Agency Securities	$—	$197,464,878	$—	$197,464,878
U.S. Treasury Obligations	—	189,419,376	—	189,419,376
Short-Term Securities
Money Market Funds	18,146,817	—	—	18,146,817

Liabilities
Investments
TBA Sale Commitments	—	(25,144,893)	—	(25,144,893)
Unfunded Floating Rate Loan Interests (a)	—	(17,250)	—	(17,250)

	$22,905,690	$1,032,318,860	$8,585,765	$1,063,810,315

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$481,056	$—	$481,056
Foreign Currency Exchange Contracts	—	187,533	—	187,533
Interest Rate Contracts	336,293	5,834,068	—	6,170,361
Liabilities
Credit Contracts	—	(1,831,922)	—	(1,831,922)
Foreign Currency Exchange Contracts	—	(1,551)	—	(1,551)
Interest Rate Contracts	(2,692,190)	(2,607,303)	—	(5,299,493)

	$(2,355,897)	$2,061,881	$—	$(294,016)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $421,979,136 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2021	$2,843,303	$6,314,241	$580,932	$9,738,476
Transfers into Level 3	—	35,938	1,194,425	1,230,363
Transfers out of Level 3	(1,539,188)	—	(4,762)	(1,543,950)
Accrued discounts/premiums	(42,355)	—	2,848	(39,507)
Net realized gain (loss)	402	—	5,819	6,221
Net change in unrealized appreciation (depreciation) (a)(b)	6,229	(680,141)	(167,434)	(841,346)
Purchases	—	—	448,795	448,795
Sales	(29,659)	(51,854)	(331,774)	(413,287)

Closing balance, as of June 30, 2022	$1,238,732	$5,618,184	$1,728,849	$8,585,765

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (b)	$6,229	$(680,141)	$(156,791)	$(830,703)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Core Bond Trust (BHK)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $1,777,529. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Asset Backed Securities	$1,222,052	Income	Discount Rate	8%		—

Corporate Bonds	5,586,184	Income	Credit Spread	123 - 698		557

	$6,808,236

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
AlbaCore EURO CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.96%), 5.96%, 10/18/34 (a)(b)	EUR	100	$85,012
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34 (a)(b)		203	177,154
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 3.21%, 05/15/30 (b)(c)	USD	500	469,720
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo. EURIBOR + 6.08%), 6.08%, 06/22/34 (a)(b)	EUR	100	85,623
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34 (a)(b)		100	85,886
Bilbao CLO II DAC, Series 2X, Class DR, (3 mo. EURIBOR + 5.97%), 5.97%, 08/20/35 (a)(b)		100	84,038
BlueMountain Fuji Eur CLO IV DAC, Series 4X, Class ER, (3 mo. EURIBOR + 6.21%), 6.21%, 02/25/34 (a)(b)		100	86,652
Contego CLO IX DAC, Series 9X, Class E, (3 mo. EURIBOR + 6.01%), 6.01%, 01/24/34 (a)(b)		100	86,005
Contego CLO VIII DAC, Series 8X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 01/25/34 (a)(b)		100	86,959
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34 (a)(b)		100	83,511
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 2.99%, 07/15/31 (b)(c)	USD	250	235,018
Greene King Finance PLC (b)
Series B1, (3 mo. LIBOR GBP + 1.92%), 2.86%, 12/15/34	GBP	100	99,673
Series B2, (3 mo. LIBOR GBP + 2.20%), 3.29%, 03/15/36 (a)		100	98,601
Invesco Euro CLO, Series 6X, Class E, (3 mo. EURIBOR + 5.99%), 5.99%, 07/15/34 (a)(b)	EUR	100	86,599
Neuberger Berman Loan Advisers Euro CLO 2 DAC, Series 2021-2X, Class E, (3 mo. EURIBOR + 6.06%), 6.06%, 04/15/34 (a)(b)		100	86,207
Northwoods Capital 21 Euro DAC, Series 2020- 21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34 (a)(b)		100	85,681
Northwoods Capital 23 Euro DAC, Series 2021- 23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34 (a)(b)		100	84,981
OCP Euro CLO DAC, Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33 (a)(b)		100	86,872
Providus CLO III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.26%), 6.26%, 07/18/34 (a)(b)		100	87,112
Rockfield Park CLO DAC, Class D, (3 mo. EURIBOR + 5.95%), 5.95%, 07/16/34 (a)(b)		100	86,467

Security	Par (000)			Value

Asset-Backed Securities (continued)
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32 (a)	GBP	300		$418,190
Voya Euro CLO II DAC, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 07/15/35 (a)(b)	EUR	100		85,806

Total Asset-Backed Securities — 0.3% (Cost: $3,526,878)				2,871,767

		Shares

Common Stocks

Building Products — 0.0%
AZEK Co., Inc. (d)		1,120		18,749

Chemicals — 0.2%
Diversey Holdings Ltd. (d)		180,731		1,192,825
Element Solutions, Inc.		82,998		1,477,364

				2,670,189

Communications Equipment — 0.0%
CommScope Holding Co., Inc. (d)		47,956		293,491

Consumer Finance — 0.0%
Ally Financial, Inc.		1	(e)	33

Containers & Packaging — 0.1%
Ardagh Metal Packaging S.A., (Acquired 08/02/21, Cost: $1,599,352) (f)		162,646		992,141

Diversified Financial Services (g) — 0.0%
Kcad Holdings I Ltd.		2,223,465,984		22,235
UCI International LLC (d)		109,729		1

				22,236

Diversified Telecommunication Services — 0.0%
Liberty Global PLC, Class A (d)		1,859		39,132

Electrical Equipment — 0.1%
Sensata Technologies Holding PLC		22,226		918,156

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming & Leisure Properties, Inc.		15,227		698,310

IT Services (d) — 0.0%
Block, Inc.		4,614		283,576
Twilio, Inc., Class A		2,522		211,369

				494,945

Life Sciences Tools & Services (d) — 0.3%
Avantor, Inc.		42,131		1,272,673
Syneos Health, Inc.		25,747		1,845,545

				3,118,218

Media — 0.0%
Clear Channel Outdoor Holdings, Inc. (d)		482,919		516,723

Metals & Mining — 0.2%
Constellium SE (d)		138,993		1,836,098

Oil, Gas & Consumable Fuels — 0.7%
Cheniere Energy, Inc.		10,284		1,368,081
Chesapeake Energy Corp. (h)		36,373		2,949,850
Energy Transfer LP		299,594		2,989,948
Targa Resources Corp.		18,383		1,096,914
Western Midstream Partners LP		8,811		214,195

				8,618,988

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Road & Rail — 0.1%
Uber Technologies, Inc. (d)		46,373	$948,792

Semiconductors & Semiconductor Equipment (d) — 0.0%
Maxeon Solar Technologies Ltd.		128	1,701
SunPower Corp.		1,025	16,205

			17,906

Software — 0.2%
Informatica, Inc., Class A (d)		84,308	1,751,077

Total Common Stocks — 2.0% (Cost: $49,107,717)			22,955,184

		Par (000)

Corporate Bonds

Aerospace & Defense — 4.6%
Amsted Industries, Inc., 5.63%, 07/01/27 (c)	USD	890	836,600
Bombardier, Inc. (c)
7.50%, 03/15/25		385	347,944
7.13%, 06/15/26		3,386	2,791,689
7.88%, 04/15/27		4,116	3,426,200
6.00%, 02/15/28		2,483	1,860,760
7.45%, 05/01/34		234	175,488
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,115,280
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (c)		2,295	1,827,922
Howmet Aerospace, Inc., 5.13%, 10/01/24		44	43,615
Rolls-Royce PLC, 5.75%, 10/15/27 (c)		4,093	3,689,021
Spirit AeroSystems, Inc. (c)
5.50%, 01/15/25		866	801,050
7.50%, 04/15/25		126	117,022
TransDigm, Inc.
8.00%, 12/15/25 (c)		1,221	1,234,724
6.25%, 03/15/26 (c)		28,132	27,112,215
6.38%, 06/15/26		328	306,680
7.50%, 03/15/27		445	419,817
4.63%, 01/15/29		2,156	1,735,623
4.88%, 05/01/29		1,665	1,355,377
Triumph Group, Inc., 8.88%, 06/01/24 (c)		3,523	3,548,965

			53,745,992

Airlines — 2.7%
Air Canada, 3.88%, 08/15/26 (c)		1,881	1,591,119
Air France-KLM, 3.88%, 07/01/26 (a)	EUR	200	169,768
American Airlines, Inc., 11.75%, 07/15/25 (c)	USD	4,476	4,632,212
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (c)
5.50%, 04/20/26		2,908	2,671,574
5.75%, 04/20/29		4,767	4,070,040
Delta Air Lines, Inc., 7.00%, 05/01/25 (c)		751	760,154
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (c)		1,897	1,791,780
Deutsche Lufthansa AG (a)
2.88%, 02/11/25	EUR	100	93,284
2.88%, 05/16/27		100	82,693
3.75%, 02/11/28		200	168,196
3.50%, 07/14/29		300	235,919
Finnair OYJ, 4.25%, 05/19/25 (a)		200	172,329

Security		Par (000)	Value

Airlines (continued)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (c)	USD	1,377	$1,234,067
International Consolidated Airlines Group SA (a)
2.75%, 03/25/25	EUR	200	177,235
3.75%, 03/25/29		100	73,985
Series IAG, 1.13%, 05/18/28		200	140,807
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (c)	USD	4,424	4,347,416
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (c)		216	221,656
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 04/15/29		2,853	2,803,052
Series 2020-1, Class B, 4.88%, 07/15/27		232	220,689
United Airlines, Inc. (c)
4.38%, 04/15/26		2,515	2,216,143
4.63%, 04/15/29		3,374	2,862,063

			30,736,181

Auto Components — 2.2%
Adient U.S. LLC, 9.00%, 04/15/25 (c)		1,088	1,131,520
Clarios Global LP, 6.75%, 05/15/25 (c)		1,189	1,177,645
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (a)	EUR	301	274,637
6.25%, 05/15/26 (c)	USD	5,408	5,205,200
8.50%, 05/15/27 (c)		12,095	11,689,515
Dana Financing Luxembourg SARL, 3.00%, 07/15/29 (a)	EUR	100	74,666
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (c)	USD	1,960	1,693,244
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29 (c)		601	443,839
Faurecia SE (a)
2.75%, 02/15/27	EUR	356	290,062
3.75%, 06/15/28		100	80,809
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	USD	1,085	1,122,077
5.00%, 07/15/29		724	599,586
5.63%, 04/30/33		1,072	858,543
Grupo Antolin-Irausa SA, 3.50%, 04/30/28 (a)	EUR	146	101,839
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27 (a)(i)		100	81,487
Meritor, Inc., 4.50%, 12/15/28 (c)	USD	383	368,760
Titan International, Inc., 7.00%, 04/30/28		348	326,911
ZF Europe Finance BV, 2.00%, 02/23/26 (a)	EUR	100	86,583
ZF Finance GmbH (a)
2.00%, 05/06/27		200	161,301
2.75%, 05/25/27		100	82,547

			25,850,771

Automobiles — 2.4%
Allison Transmission, Inc., 5.88%, 06/01/29 (c)	USD	1,230	1,143,900
Asbury Automotive Group, Inc.
4.50%, 03/01/28		751	651,493
4.75%, 03/01/30		147	120,871
5.00%, 02/15/32 (c)		953	779,077
Carvana Co. (c)
5.50%, 04/15/27		1,524	983,494
4.88%, 09/01/29		1,222	694,836
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (a)	GBP	100	95,558

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Automobiles (continued)
Ford Motor Co.
3.25%, 02/12/32	USD	3,346	$2,502,473
4.75%, 01/15/43		426	303,454
5.29%, 12/08/46		532	407,993
Ford Motor Credit Co. LLC
3.81%, 01/09/24		713	691,751
4.69%, 06/09/25		200	189,002
5.13%, 06/16/25		2,014	1,923,209
4.13%, 08/04/25		2,166	2,051,603
3.38%, 11/13/25		489	440,330
4.39%, 01/08/26		507	466,977
2.70%, 08/10/26		1,611	1,372,814
4.95%, 05/28/27		969	899,959
4.13%, 08/17/27		644	567,042
3.82%, 11/02/27		200	170,000
2.90%, 02/16/28		1,644	1,324,669
5.11%, 05/03/29		1,248	1,118,800
4.00%, 11/13/30		1,424	1,153,803
3.63%, 06/17/31		1,200	930,000
Group 1 Automotive, Inc., 4.00%, 08/15/28 (c)		243	203,095
Jaguar Land Rover Automotive PLC (a)
6.88%, 11/15/26	EUR	100	91,757
4.50%, 07/15/28		138	103,238
Ken Garff Automotive LLC, 4.88%, 09/15/28 (c)	USD	680	554,401
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (c)		1,552	1,181,227
Lithia Motors, Inc., 3.88%, 06/01/29 (c)		721	612,403
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (c)		975	667,875
Penske Automotive Group, Inc.
3.50%, 09/01/25		1,040	975,000
3.75%, 06/15/29		377	313,913
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(b)	EUR	400	363,308
Renault SA, 2.38%, 05/25/26 (a)		100	89,690
Sonic Automotive, Inc., 4.63%, 11/15/29 (c)	USD	362	280,481
Volvo Car AB, 2.50%, 10/07/27 (a)	EUR	100	90,791
Wabash National Corp., 4.50%, 10/15/28 (c)	USD	1,072	820,080

			27,330,367

Banks — 0.7%
Banca Monte dei Paschi di Siena SpA (a)
2.63%, 04/28/25	EUR	125	115,648
1.88%, 01/09/26		100	87,207
Banco BPM SpA (a)(b)
(5 year EUR Swap + 3.17%), 2.88%, 06/29/31		275	244,238
(5 year EUR Swap + 5.42%), 5.00%, 09/14/30		100	99,689
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30 (a)(b)		200	182,343
Banco Espirito Santo SA (j)
4.75%, 01/15/22 (b)		1,900	288,710
4.00%, 01/21/22 (g)		1,100	167,148
BPER Banca, (5 year EUR Swap + 3.73%), 3.88%, 07/25/32 (a)(b)		200	177,646
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13% (a)(b)(k)		400	378,310
First-Citizens Bank & Trust Co., 6.00%, 04/01/36	USD	3,261	3,446,379
HSBC Bank PLC, Series 1M, (6 mo. LIBOR US + 0.25%), 3.12% (b)(k)		170	129,710
Intesa Sanpaolo SpA 5.15%, 06/10/30 (a)	GBP	125	131,417

Security	Par (000)		Value

Banks (continued)
Intesa Sanpaolo SpA (continued)
(1 year CMT + 2.60%), 4.20%, 06/01/32 (b)(c)	USD	855	$626,250
(1 year CMT + 2.75%), 4.95%, 06/01/42 (b)(c)		630	425,652
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90% (b)(k)		2,130	1,834,463

			8,334,810

Beverages — 2.0%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (c)(i)		3,279	2,432,445
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28 (a)	EUR	148	122,354
3.00%, 09/01/29 (a)		507	395,244
4.00%, 09/01/29 (c)	USD	6,731	5,401,628
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (c)
5.25%, 04/30/25		200	184,999
4.13%, 08/15/26		938	794,683
4.75%, 07/15/27	GBP	427	372,857
5.25%, 08/15/27	USD	355	253,136
Ball Corp.
2.88%, 08/15/30		151	121,541
3.13%, 09/15/31		2,110	1,702,010
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (c)		584	521,585
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		155	158,334
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (c)		2,321	2,216,555
OI European Group BV, 2.88%, 02/15/25 (a)	EUR	100	94,901
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	150	134,510
Trivium Packaging Finance BV (c)
5.50%, 08/15/26		2,693	2,544,104
8.50%, 08/15/27		5,584	5,235,579

			22,686,465

Biotechnology (a) — 0.0%
Cidron Aida Finco SARL
5.00%, 04/01/28	EUR	269	234,162
6.25%, 04/01/28	GBP	133	132,354
Grifols Escrow Issuer SA, 3.88%, 10/15/28	EUR	100	86,327

			452,843

Building Materials — 0.9%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29 (c)	USD	956	614,175
CP Atlas Buyer, Inc., 7.00%, 12/01/28 (c)		354	255,652
HT Troplast GmbH, 9.25%, 07/15/25 (a)	EUR	128	118,712
James Hardie International Finance DAC, 5.00%, 01/15/28 (c)	USD	458	407,620
Jeld-Wen, Inc. (c)
6.25%, 05/15/25		852	817,920
4.63%, 12/15/25		101	85,850
Masonite International Corp. (c)
Class C, 5.38%, 02/01/28		239	216,295
Class C, 3.50%, 02/15/30		1,179	938,449
New Enterprise Stone & Lime Co., Inc. (c)
5.25%, 07/15/28		435	357,585
9.75%, 07/15/28		640	547,200
PCF GmbH, 4.75%, 04/15/26 (a)	EUR	100	82,526
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (c)	USD	2,731	2,308,323

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Materials (continued)
Standard Industries, Inc.
2.25%, 11/21/26 (a)	EUR	134	$109,616
5.00%, 02/15/27 (c)	USD	576	514,113
4.38%, 07/15/30 (c)		2,148	1,694,235
3.38%, 01/15/31 (c)		819	604,109
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (c)		923	805,317

			10,477,697

Building Products — 1.4%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (c)		1,128	1,040,039
6.38%, 06/15/30		2,037	1,989,273
Beacon Roofing Supply, Inc., 4.13%, 05/15/29 (c)		552	448,897
Foundation Building Materials, Inc., 6.00%, 03/01/29 (c)		931	681,958
GYP Holdings III Corp., 4.63%, 05/01/29 (c)		1,296	1,010,530
LBM Acquisition LLC, 6.25%, 01/15/29 (c)		1,243	800,261
Patrick Industries, Inc., 4.75%, 05/01/29 (c)		354	263,457
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (c)		1,130	918,707
SRS Distribution, Inc. (c)
4.63%, 07/01/28		2,495	2,183,125
6.13%, 07/01/29		2,261	1,783,873
6.00%, 12/01/29		2,431	1,908,894
White Cap Buyer LLC, 6.88%, 10/15/28 (c)		2,782	2,225,600
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26 (c)(i)		1,165	969,862

			16,224,476

Capital Markets — 1.6%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29 (c)		613	522,399
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (b)(k)		4,775	3,675,556
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (c)		1,129	931,425
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		591	551,584
6.25%, 05/15/26		696	651,567
5.25%, 05/15/27		1,899	1,682,210
4.38%, 02/01/29		1,324	1,070,004
Kane Bidco Ltd., 6.50%, 02/15/27 (a)	GBP	165	175,386
Lehman Brothers Holding Escrow, 1.00% (d)(g)(j)(k)	USD	430	1,720
Lehman Brothers Holdings, Inc. (d)(g)(j)
5.38%, 10/17/12	EUR	350	2,017
1.00%, 05/17/13	USD	1,535	6,140
1.00%, 02/05/22	EUR	3,950	22,767
4.75%, 01/16/49		1,890	10,894
NFP Corp. (c)
4.88%, 08/15/28	USD	2,374	2,033,260
6.88%, 08/15/28		7,250	5,981,540
OWL Rock Core Income Corp., 5.50%, 03/21/25 (c)		873	838,107
Sherwood Financing PLC, 6.00%, 11/15/26 (a)	GBP	100	97,450

			18,254,026

Chemicals — 3.1%
Ashland LLC, 3.38%, 09/01/31 (c)	USD	1,561	1,269,677
Axalta Coating Systems LLC, 3.38%, 02/15/29 (c)		2,201	1,796,830

Security	Par (000)		Value

Chemicals (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (c)	USD	998	$896,803
Chemours Co.
4.00%, 05/15/26	EUR	200	185,487
5.75%, 11/15/28 (c)	USD	609	519,008
Diamond BC BV, 4.63%, 10/01/29 (c)		2,340	1,871,298
Element Solutions, Inc., 3.88%, 09/01/28 (c)		6,899	5,692,572
EverArc Escrow SARL, 5.00%, 10/30/29 (c)		3,027	2,547,871
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27 (a)	EUR	100	88,253
GCP Applied Technologies, Inc., 5.50%, 04/15/26 (c)	USD	791	787,045
HB Fuller Co., 4.25%, 10/15/28		606	508,470
Herens Holdco SARL, 4.75%, 05/15/28 (c)		2,396	1,990,597
Herens Midco SARL, 5.25%, 05/15/29 (a)	EUR	202	138,121
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (c)	USD	1,619	1,279,010
Ingevity Corp., 3.88%, 11/01/28 (c)		494	413,725
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (c)(i)		1,238	1,132,324
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (c)		610	513,925
Lune Holdings SARL, 5.63%, 11/15/28 (a)	EUR	150	126,213
Minerals Technologies, Inc., 5.00%, 07/01/28 (c)	USD	878	764,123
Monitchem HoldCo 2 SA, 9.50%, 09/15/26 (a)	EUR	100	98,769
Monitchem HoldCo 3 SA, 5.25%, 03/15/25 (a)		222	213,161
NOVA Chemicals Corp., 4.88%, 06/01/24 (c)	USD	456	433,427
Olympus Water U.S. Holding Corp. (a)
3.88%, 10/01/28	EUR	100	84,708
5.38%, 10/01/29		100	75,087
SCIL IV LLC/SCIL USA Holdings LLC
4.38%, 11/01/26 (a)		100	84,811
5.38%, 11/01/26 (c)	USD	1,284	1,027,200
Scotts Miracle-Gro Co.
4.00%, 04/01/31		843	630,143
4.38%, 02/01/32		146	110,994
SPCM SA, 3.13%, 03/15/27 (c)		512	431,278
WESCO Distribution, Inc. (c)
7.13%, 06/15/25		1,940	1,935,790
7.25%, 06/15/28		2,744	2,713,816
WR Grace Holdings LLC, 5.63%, 08/15/29 (c)		7,039	5,182,464

			35,543,000

Commercial Services & Supplies — 1.6%
ADT Security Corp. (c)
4.13%, 08/01/29		104	84,403
4.88%, 07/15/32		143	113,831
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (c)		940	804,478
AMN Healthcare, Inc., 4.00%, 04/15/29 (c)		502	424,190
APX Group, Inc. (c)
6.75%, 02/15/27		1,620	1,502,390
5.75%, 07/15/29		1,478	1,144,255
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (c)		198	164,699
BCP V Modular Services Finance II PLC (a)
4.75%, 11/30/28	EUR	300	249,465
6.13%, 11/30/28	GBP	100	94,889
EC Finance PLC, 3.00%, 10/15/26 (a)	EUR	209	191,045

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Fortress Transportation & Infrastructure Investors LLC (c)
6.50%, 10/01/25	USD	386	$364,195
9.75%, 08/01/27		261	255,102
5.50%, 05/01/28		1,713	1,413,935
Herc Holdings, Inc., 5.50%, 07/15/27 (c)		2,566	2,342,504
Hertz Corp. (c)
4.63%, 12/01/26		666	556,829
5.00%, 12/01/29		476	366,520
Inter Media & Communication SpA, 6.75%, 02/09/27 (a)	EUR	100	93,259
Loxam SAS (a)
4.25%, 04/15/24		100	100,364
3.25%, 01/14/25		268	252,750
3.75%, 07/15/26		115	103,196
4.50%, 02/15/27		101	90,733
Metis Merger Sub LLC, 6.50%, 05/15/29 (c)	USD	1,185	941,657
NESCO Holdings II, Inc., 5.50%, 04/15/29 (c)		1,353	1,133,137
Paprec Holding SA, 3.50%, 07/01/28 (a)	EUR	100	81,300
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (c)	USD	25	19,813
Prime Security Services Borrower LLC/Prime Finance, Inc. (c)
5.75%, 04/15/26		859	801,017
6.25%, 01/15/28		1,813	1,516,748
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (c)		1,872	1,606,773
United Rentals North America, Inc., 5.25%, 01/15/30		496	460,040
Verisure Holding AB, 3.88%, 07/15/26 (a)	EUR	140	128,271
Verisure Midholding AB, 5.25%, 02/15/29 (a)		181	144,171
Williams Scotsman International, Inc., 4.63%, 08/15/28 (c)	USD	1,196	1,019,590

			18,565,549

Communications Equipment — 0.9%
Avaya, Inc., 6.13%, 09/15/28 (c)		2,743	1,789,807
Ciena Corp., 4.00%, 01/31/30 (c)		548	472,995
CommScope Technologies LLC, 6.00%, 06/15/25 (c)		2,145	1,855,425
CommScope, Inc. (c)
6.00%, 03/01/26		853	785,639
8.25%, 03/01/27		115	90,907
7.13%, 07/01/28		1,152	875,612
4.75%, 09/01/29		1,197	965,614
Nokia OYJ, 4.38%, 06/12/27		439	414,722
Viasat, Inc. (c)
5.63%, 09/15/25		1,109	896,997
5.63%, 04/15/27		837	723,718
6.50%, 07/15/28		1,011	696,397
Viavi Solutions, Inc., 3.75%, 10/01/29 (c)		1,546	1,294,800

			10,862,633

Construction Materials (c) — 0.5%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		632	541,314
3.88%, 11/15/29		299	239,048
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		601	489,265
H&E Equipment Services, Inc., 3.88%, 12/15/28		358	289,532
IAA, Inc., 5.50%, 06/15/27		1,538	1,432,555
Picasso Finance Sub, Inc., 6.13%, 06/15/25		1,652	1,610,700

Security	Par (000)		Value

Construction Materials (continued)
Thor Industries, Inc., 4.00%, 10/15/29	USD	909	$719,928
Winnebago Industries, Inc., 6.25%, 07/15/28		585	535,711

			5,858,053

Consumer Discretionary — 2.5%
APi Escrow Corp., 4.75%, 10/15/29 (c)		542	437,665
APi Group DE, Inc., 4.13%, 07/15/29 (c)		727	577,383
Carnival Corp.
10.13%, 02/01/26 (a)	EUR	201	208,058
10.50%, 02/01/26 (c)	USD	2,076	2,066,596
7.63%, 03/01/26 (a)	EUR	128	104,876
5.75%, 03/01/27 (c)	USD	5,177	3,739,244
9.88%, 08/01/27 (c)		1,778	1,733,550
4.00%, 08/01/28 (c)		5,463	4,479,660
6.00%, 05/01/29 (c)		1,753	1,231,675
CoreLogic, Inc., 4.50%, 05/01/28 (c)		2,266	1,744,820
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26 (c)		561	470,118
Life Time, Inc. (c)
5.75%, 01/15/26		1,307	1,171,686
8.00%, 04/15/26		1,019	908,184
NCL Corp. Ltd., 5.88%, 03/15/26 (c)		1,545	1,212,655
NCL Finance Ltd., 6.13%, 03/15/28 (c)		849	617,648
Nielsen Finance LLC/Nielsen Finance Co. (c)
5.63%, 10/01/28		1,905	1,769,173
5.88%, 10/01/30		1,190	1,092,610
Royal Caribbean Cruises Ltd. (c)
10.88%, 06/01/23		505	506,687
9.13%, 06/15/23		884	874,241
11.50%, 06/01/25		725	744,937
5.50%, 08/31/26		458	340,065
5.50%, 04/01/28		2,176	1,512,320
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (a)	EUR	176	155,578
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (c)	USD	973	767,215

			28,466,644

Consumer Finance — 2.9%
American Express Co., (5 year CMT + 2.85%), 3.55% (b)(k)		4,020	3,270,712
Block, Inc., 3.50%, 06/01/31 (c)		5,964	4,752,473
Encore Capital Group, Inc. (a)
4.88%, 10/15/25	EUR	100	100,865
5.38%, 02/15/26	GBP	100	113,970
4.25%, 06/01/28		159	159,292
HealthEquity, Inc., 4.50%, 10/01/29 (c)	USD	2,604	2,278,500
Iron Mountain U.K. PLC, 3.88%, 11/15/25 (a)	GBP	200	217,577
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (c)	USD	1,144	1,018,159
Navient Corp.
6.13%, 03/25/24		1,297	1,229,737
5.88%, 10/25/24		665	611,263
5.50%, 03/15/29		745	574,329
Nexi SpA, 0.00%, 02/24/28 (a)(l)	EUR	100	68,217
OneMain Finance Corp.
6.88%, 03/15/25	USD	585	554,440
7.13%, 03/15/26		1,766	1,632,190
3.50%, 01/15/27		1,527	1,221,600
6.63%, 01/15/28		720	643,507
5.38%, 11/15/29		188	152,348

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
OneMain Finance Corp. (continued)
4.00%, 09/15/30.	USD	545	$403,981
Sabre Global, Inc. (c)
9.25%, 04/15/25		1,250	1,204,437
7.38%, 09/01/25		1,322	1,226,155
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (c)		2,212	1,957,598
SLM Corp., 3.13%, 11/02/26		930	750,938
Verscend Escrow Corp., 9.75%, 08/15/26 (c)		9,470	9,209,575

			33,351,863

Containers & Packaging — 0.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (c)
6.00%, 06/15/27		2,279	2,255,595
3.25%, 09/01/28		213	181,810
Clydesdale Acquisition Holdings, Inc. (c)
6.63%, 04/15/29		2,605	2,447,736
8.75%, 04/15/30		1,713	1,477,582
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		433	399,442
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		439	417,761
Graphic Packaging International LLC
4.75%, 07/15/27 (c)		574	541,966
3.50%, 03/15/28 (c)		67	57,621
2.63%, 02/01/29 (a)	EUR	342	290,804
3.50%, 03/01/29 (c)	USD	156	130,993
Kleopatra Finco SARL, 4.25%, 03/01/26 (a)	EUR	100	85,408
LABL, Inc., 5.88%, 11/01/28 (c)	USD	1,415	1,142,509
Sealed Air Corp. (c)
5.13%, 12/01/24		142	140,935
4.00%, 12/01/27		412	371,422

			9,941,584

Diversified Consumer Services — 2.5%
Allied Universal Holdco LLC/Allied Universal
Finance Corp. (c)
6.63%, 07/15/26		5,900	5,414,017
9.75%, 07/15/27		3,116	2,637,195
6.00%, 06/01/29		3,451	2,506,018
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
3.63%, 06/01/28 (a)	EUR	117	92,259
4.63%, 06/01/28 (c)	USD	6,945	5,679,599
4.88%, 06/01/28 (a)	GBP	100	95,467
Brink’s Co., 5.50%, 07/15/25 (c)	USD	281	270,384
Clarivate Science Holdings Corp. (c)
3.88%, 07/01/28		3,464	2,894,201
4.88%, 07/01/29		2,498	2,050,858
Garda World Security Corp., 4.63%, 02/15/27 (c)		807	694,020
Graham Holdings Co., 5.75%, 06/01/26 (c)		705	697,950
Rekeep SpA, 7.25%, 02/01/26 (a)	EUR	200	180,586
Service Corp. International
5.13%, 06/01/29	USD	269	253,449
3.38%, 08/15/30		270	221,063
4.00%, 05/15/31		2,401	2,049,854
Sotheby’s, 7.38%, 10/15/27 (c)		2,888	2,676,521

			28,413,441

Security		Par (000)	Value

Diversified Financial Services — 1.5%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (c)	USD	2,432	$2,018,122
Barclays PLC, 5.20%, 05/12/26		800	796,586
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (c)		403	334,551
Central Garden & Pet Co.
4.13%, 10/15/30		768	630,152
4.13%, 04/30/31 (c)		998	801,160
Citigroup, Inc. (b)(k)
Series W, (5 year CMT + 3.60%), 4.00%		855	739,575
Series Y, (5 year CMT + 3.00%), 4.15%		10	8,025
Deutsche Bank AG, (5 year EURIBOR ICE Swap Rate + 3.30%), 4.00%, 06/24/32 (a)(b)	EUR	100	95,835
Garfunkelux Holdco 3 SA (a)
6.75%, 11/01/25		300	278,924
7.75%, 11/01/25	GBP	100	108,948
Global Aircraft Leasing Co. Ltd. (c)(i)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	USD	683	517,357
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		1,508	1,142,310
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95% (b)(k)		3,780	3,403,249
HSBC Holdings PLC, (5 year CMT + 3.65%), 4.60% (b)(k)		445	342,051
Intrum AB (a)
4.88%, 08/15/25	EUR	200	189,546
3.50%, 07/15/26		201	175,630
ION Trading Technologies SARL, 5.75%, 05/15/28 (c)	USD	1,268	1,014,134
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (c)		1,779	1,463,228
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (c)
4.25%, 02/01/27		780	629,711
4.75%, 06/15/29		370	284,688
Lincoln Financing SARL, 3.63%, 04/01/24 (a)	EUR	100	101,263
Spectrum Brands, Inc. (c)
5.00%, 10/01/29.	USD	424	366,650
5.50%, 07/15/30.		292	262,788
UBS Group AG, (5 year CMT + 3.31%), 4.38% (b)(c)(k)		950	695,020
UniCredit SpA, (5 year EUR Swap + 2.80%), 2.73%, 01/15/32 (a)(b)	EUR	200	177,337
VistaJet Malta Finance PLC/XO Management
Holding, Inc., 6.38%, 02/01/30 (c)	USD	862	689,600

			17,266,440

Diversified Telecommunication Services — 4.2%
Consolidated Communications, Inc., 6.50%, 10/01/28 (c)		2,164	1,840,655
Frontier Communications Holdings LLC, 8.75%, 05/15/30 (c)		1,470	1,486,155
Level 3 Financing, Inc. (c)
3.40%, 03/01/27		446	384,152
4.63%, 09/15/27		489	416,873
4.25%, 07/01/28		1,395	1,117,744
3.63%, 01/15/29		826	636,889
3.75%, 07/15/29		948	732,998
Lumen Technologies, Inc.
5.13%, 12/15/26 (c)		1,288	1,084,264
4.00%, 02/15/27 (c)		2,353	1,990,050

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Lumen Technologies, Inc. (continued)
4.50%, 01/15/29 (c)	USD	1,927	$1,434,449
5.38%, 06/15/29 (c)		2,647	2,095,828
Series U, 7.65%, 03/15/42		912	699,960
Series W, 6.75%, 12/01/23		1,228	1,216,499
Series Y, 7.50%, 04/01/24		646	637,118
SoftBank Group Corp. (a)
2.13%, 07/06/24	EUR	149	139,749
4.75%, 07/30/25		269	249,937
3.13%, 09/19/25		207	181,706
2.88%, 01/06/27		118	95,490
5.00%, 04/15/28		100	83,123
Sprint Capital Corp.
6.88%, 11/15/28	USD	4,617	4,854,868
8.75%, 03/15/32		6,823	8,211,344
Switch Ltd. (c)
3.75%, 09/15/28		1,853	1,832,895
4.13%, 06/15/29		3,064	3,032,871
Telecom Italia Capital SA
6.38%, 11/15/33		1,521	1,174,516
6.00%, 09/30/34		2,322	1,751,415
7.20%, 07/18/36		266	201,959
7.72%, 06/04/38		251	193,647
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	89,693
Telecom Italia SpA
4.00%, 04/11/24 (a)		139	143,116
5.30%, 05/30/24 (c)	USD	322	309,394
2.75%, 04/15/25 (a)	EUR	239	231,676
3.00%, 09/30/25 (a)		100	96,935
1.63%, 01/18/29 (a)		410	310,257
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30 (c)	USD	800	553,440
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (c)		1,498	1,231,940
Zayo Group Holdings, Inc. (c)
4.00%, 03/01/27		2,345	1,945,389
6.13%, 03/01/28		7,530	5,437,488

			48,126,482

Electric Utilities — 0.8%
Edison International, Series A, (5 year CMT + 4.70%), 5.38% (b)(k)		2,200	1,787,500
FirstEnergy Corp.
2.65%, 03/01/30		1,399	1,154,175
Series B, 2.25%, 09/01/30		117	92,722
Series C, 3.40%, 03/01/50		4,094	2,775,323
FirstEnergy Transmission LLC (c)
5.45%, 07/15/44		2,074	1,938,591
4.55%, 04/01/49		814	654,964
NextEra Energy Operating Partners LP, 4.25%, 07/15/24 (c)		337	322,374
Public Power Corp. SA, 3.38%, 07/31/28 (a)	EUR	110	90,721

			8,816,370

Electrical Equipment (c) — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	USD	2,205	2,045,137
GrafTech Finance, Inc., 4.63%, 12/15/28		717	580,406

			2,625,543

Electronic Equipment, Instruments & Components — 0.8%
Belden, Inc., 3.88%, 03/15/28 (a)	EUR	100	89,349

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
BWX Technologies, Inc. (c)
4.13%, 06/30/28	USD	1,415	$1,259,350
4.13%, 04/15/29		1,267	1,111,793
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (a)	EUR	118	87,779
Energizer Holdings, Inc. (c)
4.75%, 06/15/28	USD	388	307,963
4.38%, 03/31/29		96	73,702
Imola Merger Corp., 4.75%, 05/15/29 (c)		3,460	2,894,844
Vertiv Group Corp., 4.13%, 11/15/28 (c)		3,744	3,039,828
Xerox Corp., 4.80%, 03/01/35		372	285,453

			9,150,061

Energy Equipment & Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp. (c)
6.88%, 04/01/27		799	728,584
6.25%, 04/01/28		2,258	1,999,007
CGG SA, 7.75%, 04/01/27 (a)	EUR	100	89,076
Saipem Finance International BV (a)
2.63%, 01/07/25		100	86,988
3.38%, 07/15/26		100	82,534
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%, 04/01/26	USD	1,942	1,766,637
6.88%, 09/01/27		1,063	943,413
Vallourec SA, 8.50%, 06/30/26 (a)	EUR	125	120,973
Weatherford International Ltd. (c)
6.50%, 09/15/28	USD	74	66,415
8.63%, 04/30/30		1,439	1,194,063

			7,077,690

Entertainment (c) — 0.2%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29		1,289	1,089,205
Lindblad Expeditions LLC, 6.75%, 02/15/27		1,331	1,141,333
NCL Corp. Ltd., 7.75%, 02/15/29		575	439,875

			2,670,413

Environmental, Maintenance & Security Service — 1.1%
Clean Harbors, Inc. (c)
4.88%, 07/15/27		678	620,370
5.13%, 07/15/29		1,069	970,117
Covanta Holding Corp.
4.88%, 12/01/29 (c)		1,174	955,307
5.00%, 09/01/30		413	337,132
GFL Environmental, Inc. (c)
4.25%, 06/01/25		487	459,592
3.75%, 08/01/25		427	396,043
5.13%, 12/15/26		1,241	1,186,768
4.00%, 08/01/28		2,291	1,890,075
3.50%, 09/01/28		408	349,860
4.75%, 06/15/29		1,067	882,942
4.38%, 08/15/29		1,294	1,041,670
Stericycle, Inc., 3.88%, 01/15/29 (c)		768	627,840
Tervita Corp., 11.00%, 12/01/25 (c)		415	451,313
Waste Pro USA, Inc., 5.50%, 02/15/26 (c)		2,868	2,547,644

			12,716,673

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (c)	USD	962	$797,724
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (c)		901	769,454
Diversified Healthcare Trust, 9.75%, 06/15/25		374	368,858
Global Net Lease, Inc./Global Net Lease
Operating Partnership LP, 3.75%, 12/15/27 (c)		774	646,825
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (c)		1,021	878,060
Iron Mountain, Inc. (c)
5.25%, 07/15/30		694	603,360
5.63%, 07/15/32		697	589,367
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		187	171,043
4.63%, 08/01/29		2,863	2,512,283
3.50%, 03/15/31		4,369	3,443,471
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		1,892	1,678,412
4.50%, 02/15/29 (c)		997	845,355
RLJ Lodging Trust LP (c)
3.75%, 07/01/26		690	597,932
4.00%, 09/15/29		530	435,349
Service Properties Trust
4.35%, 10/01/24		129	104,825
7.50%, 09/15/25		477	437,051

			14,879,369

Food & Staples Retailing — 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (c)
3.25%, 03/15/26		1,678	1,461,455
4.63%, 01/15/27		1,668	1,490,058
5.88%, 02/15/28		1,440	1,345,867
4.88%, 02/15/30		349	299,386
Bellis Acquisition Co. PLC (a)
3.25%, 02/16/26	GBP	200	188,682
4.50%, 02/16/26		225	219,114
Casino Guichard Perrachon SA, 5.25%, 04/15/27 (a)	EUR	117	81,869
Darling Ingredients, Inc., 6.00%, 06/15/30 (c)	USD	1,628	1,622,546
Iceland Bondco PLC (a)
4.63%, 03/15/25	GBP	246	231,098
4.38%, 05/15/28		146	117,299
Kraft Heinz Foods Co.
6.50%, 02/09/40	USD	980	1,058,976
4.88%, 10/01/49		2,035	1,797,416
5.50%, 06/01/50		4,607	4,422,324
Lamb Weston Holdings, Inc. (c)
4.88%, 05/15/28		906	852,646
4.13%, 01/31/30		1,483	1,283,625
4.38%, 01/31/32		1,908	1,659,960
Market Bidco Finco PLC, 5.50%, 11/04/27 (a)	GBP	187	173,003
Ocado Group PLC, 3.88%, 10/08/26 (a)		120	117,149
Performance Food Group, Inc., 4.25%, 08/01/29 (c)	USD	1,890	1,578,150
Picard Groupe SAS, 3.88%, 07/01/26 (a)	EUR	112	95,635
Post Holdings, Inc. (c)
5.75%, 03/01/27	USD	2	1,938
5.63%, 01/15/28		484	459,413

Security		Par (000)	Value

Food & Staples Retailing (continued)
Post Holdings, Inc. (c) (continued)
5.50%, 12/15/29	USD	243	$217,237
4.50%, 09/15/31		194	158,663
Premier Foods Finance PLC, 3.50%, 10/15/26 (a)	GBP	100	105,601
Quatrim SASU, 5.88%, 01/15/24 (a)	EUR	200	198,672
U.S. Foods, Inc. (c)
6.25%, 04/15/25	USD	841	838,898
4.75%, 02/15/29		1,687	1,474,759
United Natural Foods, Inc., 6.75%, 10/15/28 (c)		268	250,457

			23,801,896

Food Products — 1.0%
Aramark Services, Inc. (c)
5.00%, 04/01/25		20	19,163
6.38%, 05/01/25		1,507	1,474,373
5.00%, 02/01/28		1,469	1,331,222
Chobani LLC/Chobani Finance Corp., Inc. (c)
7.50%, 04/15/25		3,601	3,307,046
4.63%, 11/15/28		1,712	1,446,640
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31 (c)		1,672	1,371,688
Pilgrim’s Pride Corp., 3.50%, 03/01/32 (c)		990	773,438
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (c)		1,392	1,176,797
Tereos Finance Groupe I SA, 7.50%, 10/30/25 (a)	EUR	100	102,855

			11,003,222

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (c)	USD	537	456,651

Health Care Equipment & Supplies (c) — 0.5%
Avantor Funding, Inc.
4.63%, 07/15/28		4,615	4,230,570
3.88%, 11/01/29		1,061	928,004
Embecta Corp., 6.75%, 02/15/30		782	704,058
Hologic, Inc., 3.25%, 02/15/29		316	270,085

			6,132,717

Health Care Providers & Services — 5.0%
180 Medical, Inc., 3.88%, 10/15/29 (c)		354	306,210
Acadia Healthcare Co., Inc. (c)
5.50%, 07/01/28		604	564,317
5.00%, 04/15/29		273	245,081
AdaptHealth LLC (c)
6.13%, 08/01/28		372	329,041
5.13%, 03/01/30		146	123,065
AHP Health Partners, Inc., 5.75%, 07/15/29 (c)		1,951	1,433,400
Cano Health LLC, 6.25%, 10/01/28 (c)		773	632,157
Centene Corp.
2.45%, 07/15/28		3,159	2,634,732
4.63%, 12/15/29		758	706,835
3.00%, 10/15/30		4,521	3,746,779
2.50%, 03/01/31		5,181	4,112,471
2.63%, 08/01/31		1,906	1,516,223
CHS/Community Health Systems, Inc. (c)
8.00%, 03/15/26		4,979	4,534,326
5.63%, 03/15/27		2,325	1,967,810
6.00%, 01/15/29		3,005	2,489,402
6.88%, 04/15/29		552	356,040
6.13%, 04/01/30		1,579	963,190

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp.
4.50%, 02/01/28	USD	348	$297,922
4.75%, 02/01/30		1,972	1,652,615
4.63%, 04/01/31		1,035	838,065
HCA, Inc., 4.63%, 03/15/52 (c)		1,545	1,236,096
Legacy LifePoint Health LLC (c)
6.75%, 04/15/25		1,050	1,014,940
4.38%, 02/15/27		420	359,864
LifePoint Health, Inc., 5.38%, 01/15/29 (c)		887	651,945
Medline Borrower LP (c)
3.88%, 04/01/29		378	321,946
5.25%, 10/01/29		6,071	4,986,112
ModivCare, Inc., 5.88%, 11/15/25 (c)		391	359,720
Molina Healthcare, Inc. (c)
4.38%, 06/15/28		1,756	1,568,584
3.88%, 11/15/30		1,259	1,076,168
3.88%, 05/15/32		1,191	998,756
Owens & Minor, Inc., 6.63%, 04/01/30 (c)		727	664,093
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (c)		2,424	2,068,884
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (c)		433	421,093
Surgery Center Holdings, Inc. (c)
6.75%, 07/01/25		1,992	1,825,748
10.00%, 04/15/27		3,318	3,213,963
Teleflex, Inc., 4.63%, 11/15/27		294	271,215
Tenet Healthcare Corp.
4.63%, 07/15/24		567	544,167
4.63%, 09/01/24 (c)		1,234	1,184,640
4.88%, 01/01/26 (c)		2,046	1,882,320
6.25%, 02/01/27 (c)		357	328,588
5.13%, 11/01/27 (c)		677	609,300
4.63%, 06/15/28 (c)		465	404,913
6.13%, 10/01/28 (c)		596	510,045
4.25%, 06/01/29 (c)		92	77,483
6.13%, 06/15/30 (c)		1,412	1,302,683

			57,332,947

Health Care Technology — 1.6%
CAB SELAS, 3.38%, 02/01/28 (a)	EUR	103	86,462
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (c)	USD	625	588,331
2.38%, 03/01/28 (a)	EUR	332	283,568
3.13%, 02/15/29 (c)	USD	931	763,823
3.50%, 04/01/30 (c)		2,168	1,768,935
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25 (c)		5,723	5,572,428
Charles River Laboratories International, Inc. (c)
4.25%, 05/01/28		1,108	995,328
3.75%, 03/15/29		145	125,838
4.00%, 03/15/31		544	463,732
Chrome Bidco SASU, 3.50%, 05/31/28 (a)	EUR	232	198,951
IQVIA, Inc. (c)
5.00%, 10/15/26	USD	1,504	1,432,304
5.00%, 05/15/27		1,011	956,507
Minerva Merger Sub, Inc., 6.50%, 02/15/30 (c)		2,838	2,360,053
Syneos Health, Inc., 3.63%, 01/15/29 (c)		3,097	2,622,628

			18,218,888

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 5.5%
1011778 BC ULC/New Red Finance, Inc. (c)
5.75%, 04/15/25	USD	648	$651,775
3.88%, 01/15/28		1,531	1,328,786
4.38%, 01/15/28		1,581	1,382,268
4.00%, 10/15/30		712	571,380
Accor SA, 0.70%, 12/07/27 (a)	EUR	158	67,982
Affinity Gaming, 6.88%, 12/15/27 (c)	USD	108	90,724
Boyd Gaming Corp.
4.75%, 12/01/27		931	842,555
4.75%, 06/15/31 (c)		1,960	1,656,239
Boyne USA, Inc., 4.75%, 05/15/29 (c)		1,576	1,364,721
Caesars Entertainment, Inc. (c)
6.25%, 07/01/25		6,083	5,862,370
8.13%, 07/01/27		6,466	6,247,773
4.63%, 10/15/29		3,366	2,617,065
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (c)		1,522	1,455,504
Carnival Corp., 7.63%, 03/01/26 (c)		395	305,943
CCM Merger, Inc., 6.38%, 05/01/26 (c)		915	833,041
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (c)		3,368	3,064,880
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25 (c)		2,704	2,622,880
6.50%, 10/01/28		293	278,095
Churchill Downs, Inc. (c)
5.50%, 04/01/27		3,251	3,088,450
4.75%, 01/15/28		1,326	1,180,140
Cirsa Finance International SARL, 4.75%, 05/22/25 (a)	EUR	247	228,119
Codere Finance 2 Luxembourg SA (a)(i)
(2% Cash or 10.75% PIK), 12.75%, 11/30/27		56	53,196
(8.00% Cash or 3.00% PIK), 11.00%, 09/30/26		137	148,976
CPUK Finance Ltd., 4.50%, 08/28/27 (a)	GBP	100	108,866
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (c)
4.63%, 01/15/29	USD	236	201,190
6.75%, 01/15/30		1,341	1,029,218
Food Service Project SA, 5.50%, 01/21/27 (a)	EUR	163	146,475
Gamma Bidco SpA, 6.25%, 07/15/25 (a)		249	242,674
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (c)	USD	772	756,560
5.75%, 05/01/28 (c)		600	570,498
3.75%, 05/01/29 (c)		411	348,589
4.88%, 01/15/30		1,528	1,380,930
4.00%, 05/01/31 (c)		917	762,027
3.63%, 02/15/32 (c)		426	338,404
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		240	226,112
IRB Holding Corp., 7.00%, 06/15/25 (c)		794	777,207
Merlin Entertainments Ltd., 5.75%, 06/15/26 (c)		484	441,652
MGM Resorts International
6.00%, 03/15/23		1,243	1,240,116
5.75%, 06/15/25		322	306,705
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (c)		1,247	1,016,305
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27 (c)		1,332	1,398,067

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Powdr Corp., 6.00%, 08/01/25 (c)	USD	1,211	$1,201,918
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (c)
5.63%, 09/01/29		576	410,089
5.88%, 09/01/31		636	441,392
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (c)		973	851,375
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27 (c)		1,679	1,220,415
Scientific Games International, Inc. (c)
8.63%, 07/01/25		1,054	1,080,455
7.00%, 05/15/28		706	662,532
7.25%, 11/15/29		241	226,012
Sisal SpA, 7.00%, 07/31/23 (a)	EUR	69	71,486
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (c)	USD	1,518	1,536,717
Station Casinos LLC (c)
4.50%, 02/15/28		1,147	968,768
4.63%, 12/01/31		1,433	1,117,740
Stonegate Pub Co. Financing PLC (a)
8.00%, 07/13/25	GBP	136	151,481
8.25%, 07/31/25		246	273,477
Vail Resorts, Inc., 6.25%, 05/15/25 (c)	USD	811	810,002
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (c)		811	709,349
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (c)		1,353	1,158,831
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (c)
7.75%, 04/15/25		1,164	1,132,875
5.13%, 10/01/29		2,617	2,061,149
Yum! Brands, Inc.
4.75%, 01/15/30 (c)		238	215,985
5.35%, 11/01/43		30	24,863

			63,561,368

Household Durables — 1.4%
Ashton Woods USA LLC/Ashton Woods Finance Co. (c)
6.63%, 01/15/28		406	345,100
4.63%, 08/01/29		547	410,250
4.63%, 04/01/30		777	570,590
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (c)
5.00%, 06/15/29		1,154	872,505
4.88%, 02/15/30		1,693	1,229,964
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (c)		1,328	1,174,059
Installed Building Products, Inc., 5.75%, 02/01/28 (c)		723	642,341
K Hovnanian Enterprises, Inc. (c)
10.00%, 11/15/25		359	380,604
7.75%, 02/15/26		1,893	1,855,140
KB Home, 7.25%, 07/15/30		328	310,792
Mattamy Group Corp. (c)
5.25%, 12/15/27		830	677,797
4.63%, 03/01/30		679	496,223
Meritage Homes Corp., 5.13%, 06/06/27		286	261,787
NCR Corp. (c)
5.75%, 09/01/27		234	207,682
5.00%, 10/01/28		563	477,366
5.13%, 04/15/29		739	625,002
6.13%, 09/01/29		815	704,859
Nobel Bidco BV, 3.13%, 06/15/28 (a)	EUR	100	70,213

Security		Par (000)	Value

Household Durables (continued)
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (c)	USD	1,738	$1,168,805
Taylor Morrison Communities, Inc. (c)
5.88%, 06/15/27		1,377	1,269,195
5.13%, 08/01/30		336	279,043
Tempur Sealy International, Inc. (c)
4.00%, 04/15/29		1,291	1,039,952
3.88%, 10/15/31		504	378,000
Tri Pointe Homes, Inc., 5.70%, 06/15/28		291	251,128

			15,698,397

Household Products — 0.0%
Energizer Holdings, Inc., 6.50%, 12/31/27 (c)		610	534,513

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp. (c)
5.25%, 06/01/26		136	129,200
4.50%, 02/15/28		1,198	1,087,637
5.13%, 03/15/28		2,597	2,286,139
4.63%, 02/01/29		342	284,636
5.00%, 02/01/31		311	251,422
3.75%, 03/01/31		15	12,201
Clearway Energy Operating LLC (c)
4.75%, 03/15/28		690	620,780
3.75%, 01/15/32		1,395	1,105,537
Cullinan Holdco Scsp, 4.63%, 10/15/26 (a)	EUR	100	84,458
NRG Energy, Inc.
5.75%, 01/15/28	USD	14	12,725
5.25%, 06/15/29 (c)		163	145,478
3.63%, 02/15/31 (c)		1,329	1,041,923
3.88%, 02/15/32 (c)		746	592,535
TerraForm Power Operating LLC, 4.75%, 01/15/30 (c)		1,053	901,884

			8,556,555

Insurance — 2.6%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (c)		1,205	943,262
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (c)
4.25%, 10/15/27		6,469	5,599,375
6.75%, 10/15/27		8,981	7,969,560
5.88%, 11/01/29		6,477	5,374,679
AmWINS Group, Inc., 4.88%, 06/30/29 (c)		1,494	1,223,471
Ardonagh Midco 2 PLC, (11.50% Cash or 12.75% PIK), 11.50%, 01/15/27 (c)(i)		455	474,111
Galaxy Bidco Ltd., 6.50%, 07/31/26 (a)	GBP	200	222,766
GTCR AP Finance, Inc., 8.00%, 05/15/27 (c)	USD	1,723	1,612,987
HUB International Ltd., 7.00%, 05/01/26 (c)		6,615	6,220,746
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59 (a)(b)	EUR	100	94,182
Ryan Specialty Group LLC, 4.38%, 02/01/30 (c)	USD	711	618,570

			30,353,709

Interactive Media & Services — 0.7%
Arches Buyer, Inc., 4.25%, 06/01/28 (c)		562	457,583
Cablevision Lightpath LLC (c)
3.88%, 09/15/27		1,066	882,115
5.63%, 09/15/28		1,201	939,494
Iliad SA, 2.38%, 06/17/26 (a)	EUR	100	91,696
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (c)
4.75%, 04/30/27	USD	1,783	1,468,393
6.00%, 02/15/28		1,115	801,253

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance
Sub, Inc. (c) (continued)
10.75%, 06/01/28	USD	485	$431,548
Twitter, Inc. (c)
3.88%, 12/15/27		1,922	1,811,975
5.00%, 03/01/30		844	800,745
United Group BV (a)
4.88%, 07/01/24	EUR	199	189,358
4.00%, 11/15/27		324	257,151
4.63%, 08/15/28		124	99,215

			8,230,526

Internet & Direct Marketing Retail — 0.0%
Very Group Funding PLC, 6.50%, 08/01/26 (a)	GBP	224	206,775

Internet Software & Services — 1.5%
ANGI Group LLC, 3.88%, 08/15/28 (c)	USD	1,361	1,036,263
Endurance International Group Holdings, Inc., 6.00%, 02/15/29 (c)		614	443,069
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (c)
5.25%, 12/01/27		1,113	1,018,395
3.50%, 03/01/29		849	715,783
Match Group Holdings II LLC (c)
4.63%, 06/01/28		813	737,066
5.63%, 02/15/29		318	297,330
4.13%, 08/01/30		181	151,154
3.63%, 10/01/31		870	685,125
Uber Technologies, Inc.
7.50%, 05/15/25 (c)		2,820	2,793,126
0.00%, 12/15/25 (l)		1,757	1,401,590
8.00%, 11/01/26 (c)		1,878	1,869,549
7.50%, 09/15/27 (c)		2,655	2,572,111
6.25%, 01/15/28 (c)		1,356	1,254,083
4.50%, 08/15/29 (c)		2,836	2,332,610

			17,307,254

IT Services — 2.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (c)		886	734,496
Booz Allen Hamilton, Inc. (c)
3.88%, 09/01/28		1,374	1,215,990
4.00%, 07/01/29		2,334	2,035,084
CA Magnum Holdings, 5.38%, 10/31/26 (c)		2,652	2,293,980
Camelot Finance SA, 4.50%, 11/01/26 (c)		2,737	2,496,415
Condor Merger Sub, Inc., 7.38%, 02/15/30 (c)		3,136	2,548,847
Dun & Bradstreet Corp., 5.00%, 12/15/29 (c)		2,175	1,878,656
Fair Isaac Corp., 4.00%, 06/15/28 (c)		1,959	1,735,361
Gartner, Inc. (c)
4.50%, 07/01/28		1,628	1,494,838
3.63%, 06/15/29		1,022	885,430
3.75%, 10/01/30		533	453,716
KBR, Inc., 4.75%, 09/30/28 (c)		1,050	925,405
La Financiere Atalian SASU, 5.13%, 05/15/25 (a)	EUR	300	239,758
Science Applications International Corp., 4.88%, 04/01/28 (c)	USD	1,024	954,880
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (c)		1,117	1,050,801

Security		Par (000)	Value

IT Services (continued)
Twilio, Inc., 3.88%, 03/15/31	USD	1,829	$1,504,846
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (c)		3,017	2,527,167

			24,975,670

Leisure Products — 0.3%
Mattel, Inc.
3.75%, 04/01/29 (c)		569	511,300
6.20%, 10/01/40		1,016	970,280
5.45%, 11/01/41		1,827	1,603,654

			3,085,234

Machinery — 1.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (c)		553	461,755
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (c)(i)		1,662	1,612,140
IMA Industria Macchine Automatiche SPA, 3.75%, 01/15/28 (a)	EUR	123	103,153
Madison IAQ LLC, 5.88%, 06/30/29 (c)	USD	1,608	1,232,243
Mueller Water Products, Inc., 4.00%, 06/15/29 (c)		565	492,872
Novafives SAS, 5.00%, 06/15/25 (a)	EUR	100	68,117
OT Merger Corp., 7.88%, 10/15/29 (c)	USD	621	356,671
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (a)	EUR	229	218,382
Schenck Process Holding GmbH/Darmstadt, 5.38%, 06/15/23 (a)		100	100,819
Stevens Holding Co., Inc., 6.13%, 10/01/26 (c)	USD	813	782,512
Terex Corp., 5.00%, 05/15/29 (c)		1,766	1,501,100
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (c)		3,261	2,997,511
TK Elevator Holdco GmbH
6.63%, 07/15/28 (a)	EUR	90	80,442
7.63%, 07/15/28 (c)	USD	1,284	1,152,390
TK Elevator Midco GmbH, 4.38%, 07/15/27 (a)	EUR	273	246,465
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (c)	USD	4,038	3,600,139

			15,006,711

Media — 13.4%
Altice Financing SA
2.25%, 01/15/25 (a)	EUR	170	155,900
5.00%, 01/15/28 (c)	USD	1,693	1,364,287
4.25%, 08/15/29 (a)	EUR	101	79,647
5.75%, 08/15/29 (c)	USD	5,301	4,254,052
Altice France Holding SA (c)
8.00%, 05/15/27	EUR	100	85,926
10.50%, 05/15/27	USD	10,328	8,666,638
AMC Networks, Inc.
4.75%, 08/01/25		1,216	1,132,753
4.25%, 02/15/29		684	554,170
Block Communications, Inc., 4.88%, 03/01/28 (c)		791	668,395
Cable One, Inc.
1.13%, 03/15/28		1,164	975,432
4.00%, 11/15/30 (c)		1,040	854,339
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (c)		621	586,069
5.00%, 02/01/28 (c)		670	618,209
5.38%, 06/01/29 (c)		2,119	1,894,047
4.75%, 03/01/30 (c)		1,542	1,318,796
4.50%, 08/15/30 (c)		2,162	1,795,061

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (continued)
4.25%, 02/01/31 (c)	USD	1,782	$1,452,330
4.75%, 02/01/32 (c)		2,979	2,439,205
4.50%, 05/01/32		1,367	1,106,860
4.50%, 06/01/33 (c)		1,587	1,250,588
4.25%, 01/15/34 (c)		5,012	3,871,770
Charter Communications Operating LLC/Charter Communications Operating Capital
5.25%, 04/01/53		1,849	1,562,430
5.50%, 04/01/63		1,227	1,042,212
Clear Channel International BV, 6.63%, 08/01/25 (c)		1,965	1,827,450
Clear Channel Outdoor Holdings, Inc. (c)
5.13%, 08/15/27		5,413	4,570,358
7.75%, 04/15/28		4,659	3,389,749
7.50%, 06/01/29		4,136	2,974,032
CMG Media Corp., 8.88%, 12/15/27 (c)		3,833	3,028,108
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (c)		8,561	7,693,171
CSC Holdings LLC
5.25%, 06/01/24		859	803,165
5.75%, 01/15/30 (c)		1,398	1,017,087
4.13%, 12/01/30 (c)		2,781	2,169,180
4.63%, 12/01/30 (c)		1,430	956,298
3.38%, 02/15/31 (c)		1,353	1,000,286
4.50%, 11/15/31 (c)		2,998	2,311,908
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27 (c)		2,469	2,106,230
DISH DBS Corp.
5.88%, 07/15/22		1,734	1,724,168
5.00%, 03/15/23		1,232	1,172,581
5.25%, 12/01/26 (c)		4,721	3,700,509
5.75%, 12/01/28 (c)		4,408	3,263,727
5.13%, 06/01/29		2,490	1,513,024
DISH Network Corp., 3.38%, 08/15/26		780	526,890
Frontier Communications Holdings LLC (c)
5.88%, 10/15/27		2,183	1,962,741
5.00%, 05/01/28		1,786	1,518,100
6.75%, 05/01/29		2,102	1,728,895
6.00%, 01/15/30		1,437	1,105,700
GCI LLC, 4.75%, 10/15/28 (c)		874	757,276
Iliad Holding SASU (c)
6.50%, 10/15/26		2,836	2,552,315
7.00%, 10/15/28		1,741	1,514,558
Kaixo Bondsco Telecom SA, 5.13%, 09/30/29 (a)	EUR	131	103,991
LCPR Senior Secured Financing DAC (c)
6.75%, 10/15/27	USD	1,657	1,545,699
5.13%, 07/15/29		1,939	1,619,065
Liberty Broadband Corp. (c)
1.25%, 09/30/50		2,444	2,282,696
2.75%, 09/30/50		4,421	4,205,173
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (c)(i)(m)		1,252	679,498
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (c)		3,863	3,013,140
Live Nation Entertainment, Inc. (c)
4.88%, 11/01/24		134	127,970
6.50%, 05/15/27		4,178	4,108,729
4.75%, 10/15/27		1,012	897,158

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc. (c) (continued) 3.75%, 01/15/28	USD	1,318	$1,136,775
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (a)	EUR	251	219,559
Magallanes, Inc. (c)
5.14%, 03/15/52	USD	6,425	5,392,824
5.39%, 03/15/62		3,278	2,742,042
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (c)		972	894,240
Outfront Media Capital LLC/Outfront Media Capital Corp. (c)
5.00%, 08/15/27		1,904	1,663,620
4.25%, 01/15/29		698	556,041
Radiate Holdco LLC/Radiate Finance, Inc. (c)
4.50%, 09/15/26		2,818	2,429,905
6.50%, 09/15/28		6,229	4,814,238
Sable International Finance Ltd., 5.75%, 09/07/27 (c)		539	494,047
Scripps Escrow II, Inc., 3.88%, 01/15/29 (c)		87	72,909
Sinclair Television Group, Inc., 4.13%, 12/01/30 (c)		2,814	2,231,966
Sirius XM Radio, Inc. (c)
3.13%, 09/01/26		2,692	2,401,883
5.00%, 08/01/27		653	605,671
4.00%, 07/15/28		927	801,855
5.50%, 07/01/29		88	80,190
4.13%, 07/01/30		257	214,644
3.88%, 09/01/31		1,821	1,449,971
Stagwell Global LLC, 5.63%, 08/15/29 (c)		553	444,352
Summer BC Holdco A SARL, 9.25%, 10/31/27 (a)	EUR	180	145,321
Summer BC Holdco B SARL, 5.75%, 10/31/26 (a)		300	273,875
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25 (a)(i)		151	127,809
Tele Columbus AG, 3.88%, 05/02/25 (a)		285	250,192
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (c)	USD	2,000	1,764,800
United Group BV, 5.25%, 02/01/30 (a)	EUR	100	77,275
Univision Communications, Inc. (c)
5.13%, 02/15/25	USD	800	752,800
6.63%, 06/01/27		1,018	969,248
7.38%, 06/30/30		645	630,488
UPC Broadband Finco BV, 4.88%, 07/15/31 (c)		2,494	2,032,610
Videotron Ltd., 3.63%, 06/15/29 (c)		1,518	1,232,252
Virgin Media Finance PLC, 3.75%, 07/15/30 (a)	EUR	142	110,654
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (c)	USD	550	451,941
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (a)	GBP	100	97,384
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (c)	USD	2,360	1,952,826
VZ Secured Financing BV, 3.50%, 01/15/32 (a)	EUR	170	133,687
WMG Acquisition Corp.
3.88%, 07/15/30 (c)	USD	655	544,665
2.25%, 08/15/31 (a)	EUR	141	112,188
Ziggo Bonds Co. BV (c)
6.00%, 01/15/27	USD	291	257,535
5.13%, 02/28/30		868	680,869
Ziggo BV, 4.88%, 01/15/30 (c)		1,165	987,852

			155,432,744

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining — 2.9%
Allegheny Technologies, Inc.
4.88%, 10/01/29	USD	550	$438,620
5.13%, 10/01/31		1,063	814,302
Arconic Corp. (c)
6.00%, 05/15/25		1,484	1,447,351
6.13%, 02/15/28		2,032	1,897,441
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (c)		4,781	4,436,507
Carpenter Technology Corp.
6.38%, 07/15/28		168	149,958
7.63%, 03/15/30		1,007	924,724
Commercial Metals Co.
4.13%, 01/15/30		372	313,225
4.38%, 03/15/32		398	325,991
Constellium SE (c)
5.88%, 02/15/26		1,569	1,464,897
5.63%, 06/15/28		1,851	1,656,168
3.75%, 04/15/29		2,891	2,292,773
ERO Copper Corp., 6.50%, 02/15/30 (c)		829	665,272
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32 (c)		2,088	1,879,200
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28 (c)		121	124,945
Kaiser Aluminum Corp. (c)
4.63%, 03/01/28		1,190	990,699
4.50%, 06/01/31		1,624	1,229,172
Mineral Resources Ltd. (c)
8.00%, 11/01/27		640	624,000
8.50%, 05/01/30		651	641,235
New Gold, Inc., 7.50%, 07/15/27 (c)		2,345	2,040,150
Novelis Corp. (c)
3.25%, 11/15/26		2,729	2,306,755
4.75%, 01/30/30		2,681	2,228,394
3.88%, 08/15/31		2,808	2,162,694
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (a)	EUR	100	82,400
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (c)	USD	659	560,754
thyssenkrupp AG, 2.88%, 02/22/24 (a)	EUR	100	100,516
U.S. Steel Corp., 6.88%, 03/01/29	USD	1,799	1,569,789
Vedanta Resources Finance II PLC, 8.95%, 03/11/25 (c)		577	455,830

			33,823,762

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23 (c)		157	155,234

Multiline Retail — 0.4%
Bath & Body Works, Inc.
6.88%, 11/01/35		2,391	1,942,687
6.75%, 07/01/36		384	307,162
Dufry One BV, 2.50%, 10/15/24 (a)	EUR	100	94,700
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (c)	USD	2,132	1,964,809

			4,309,358

Offshore Drilling & Other Services (c) — 0.1%
Entegris, Inc.
4.38%, 04/15/28		1,073	946,922
3.63%, 05/01/29		190	158,884

			1,105,806

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 15.6%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (c)	USD	2,715	$2,638,301
Antero Midstream Partners LP/Antero Midstream Finance Corp. (c)
5.75%, 03/01/27		545	506,850
5.38%, 06/15/29		1,137	1,018,252
Antero Resources Corp., 7.63%, 02/01/29 (c)		701	713,106
Apache Corp.
4.25%, 01/15/30		1,185	1,050,206
5.10%, 09/01/40		1,697	1,432,913
5.25%, 02/01/42		359	300,297
5.35%, 07/01/49		604	477,244
Arcosa, Inc., 4.38%, 04/15/29 (c)		1,988	1,686,926
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (c)
9.00%, 11/01/27		3,527	4,427,031
5.88%, 06/30/29		1,004	883,520
Buckeye Partners LP
4.13%, 03/01/25 (c)		34	31,478
5.85%, 11/15/43		816	579,360
5.60%, 10/15/44		553	385,092
Callon Petroleum Co.
6.13%, 10/01/24		534	542,224
9.00%, 04/01/25 (c)		3,648	3,866,880
6.38%, 07/01/26		655	604,237
8.00%, 08/01/28 (c)		3,400	3,266,040
7.50%, 06/15/30		2,743	2,523,944
Cellnex Telecom SA (a)
1.75%, 10/23/30	EUR	100	74,568
Series CLNX, 0.75%, 11/20/31		900	642,302
Centennial Resource Production LLC, 6.88%, 04/01/27 (c)	USD	1,222	1,160,454
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29.		2,747	2,643,987
Cheniere Energy Partners LP
4.50%, 10/01/29		2,722	2,429,929
4.00%, 03/01/31		3,130	2,661,439
3.25%, 01/31/32 (c)		3,011	2,371,162
Cheniere Energy, Inc., 4.63%, 10/15/28		9,106	8,200,590
Chesapeake Energy Corp. (c)
5.88%, 02/01/29		96	90,528
6.75%, 04/15/29		2,933	2,836,299
CITGO Petroleum Corp. (c)
7.00%, 06/15/25		1,453	1,405,777
6.38%, 06/15/26		1,302	1,201,967
Civitas Resources, Inc., 5.00%, 10/15/26 (c)		477	428,108
CNX Midstream Partners LP, 4.75%, 04/15/30 (c)		502	421,680
CNX Resources Corp., 6.00%, 01/15/29 (c)		518	483,916
Colgate Energy Partners III LLC (c)
7.75%, 02/15/26		647	615,061
5.88%, 07/01/29		1,986	1,740,232
Comstock Resources, Inc. (c)
6.75%, 03/01/29		2,456	2,199,176
5.88%, 01/15/30		2,798	2,406,280
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (c)		4,645	3,955,403
Crescent Energy Finance LLC, 7.25%, 05/01/26 (c)		3,339	3,038,490
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (c)
5.63%, 05/01/27		423	376,470

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (c) (continued)
6.00%, 02/01/29	USD	334	$291,442
8.00%, 04/01/29		534	495,958
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25 (c)		3,952	3,714,880
DCP Midstream Operating LP
6.45%, 11/03/36 (c)		920	901,600
6.75%, 09/15/37 (c)		2,031	1,931,989
5.60%, 04/01/44		22	17,779
Diamondback Energy, Inc., 4.25%, 03/15/52		873	724,028
DT Midstream, Inc. (c)
4.13%, 06/15/29		2,325	1,970,437
4.38%, 06/15/31		2,745	2,298,937
Dycom Industries, Inc., 4.50%, 04/15/29 (c)		564	492,434
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (c)		1,494	1,413,697
eG Global Finance PLC
6.75%, 02/07/25 (c)		1,613	1,520,874
6.25%, 10/30/25 (a)	EUR	463	434,828
8.50%, 10/30/25 (c)	USD	1,586	1,536,437
EG Global Finance PLC, 4.38%, 02/07/25 (a)	EUR	133	124,046
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50% (b)(k)	USD	3,372	2,980,570
EnLink Midstream LLC
5.63%, 01/15/28 (c)		1,302	1,194,282
5.38%, 06/01/29		1,561	1,366,199
EnLink Midstream Partners LP
4.40%, 04/01/24		1,638	1,598,926
4.15%, 06/01/25		108	100,534
4.85%, 07/15/26		297	273,983
5.60%, 04/01/44		1,433	1,014,870
5.05%, 04/01/45		220	148,775
5.45%, 06/01/47		246	174,104
EQM Midstream Partners LP
6.00%, 07/01/25 (c)		492	471,671
4.13%, 12/01/26		361	311,814
6.50%, 07/01/27 (c)		1,929	1,793,585
4.50%, 01/15/29 (c)		147	119,346
7.50%, 06/01/30		421	404,432
4.75%, 01/15/31 (c)		1,748	1,394,030
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		350	322,875
7.75%, 02/01/28		188	162,629
Gulfport Energy Corp., 8.00%, 05/17/26 (c)		152	149,527
Harbour Energy PLC, 5.50%, 10/15/26 (c)		420	377,475
Harvest Midstream I LP, 7.50%, 09/01/28 (c)		315	295,858
Hess Midstream Operations LP, 4.25%, 02/15/30 (c)		1,313	1,099,592
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (c)		262	246,938
ITT Holdings LLC, 6.50%, 08/01/29 (c)		1,889	1,511,200
Kinetik Holdings LP, 5.88%, 06/15/30		2,774	2,642,554
MasTec, Inc., 4.50%, 08/15/28 (c)		951	855,600
Matador Resources Co., 5.88%, 09/15/26		5,186	4,985,198
MPLX LP, 4.95%, 03/14/52		2,212	1,911,516
Murphy Oil Corp.
5.75%, 08/15/25		605	598,654
5.88%, 12/01/27		228	212,781
6.13%, 12/01/42		141	105,398

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil USA, Inc., 4.75%, 09/15/29	USD	928	$835,256
Nabors Industries Ltd. (c)
7.25%, 01/15/26		375	332,569
7.50%, 01/15/28		877	754,220
Nabors Industries, Inc., 7.38%, 05/15/27 (c)		1,461	1,387,950
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (c)		200	192,000
New Fortress Energy, Inc. (c)
6.75%, 09/15/25		3,227	3,049,515
6.50%, 09/30/26		4,988	4,517,938
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (c)		948	853,200
NGPL PipeCo LLC, 7.77%, 12/15/37 (c)		1,640	1,784,708
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (c)		3,877	3,654,072
NuStar Logistics LP
5.75%, 10/01/25		719	672,265
6.00%, 06/01/26		908	848,980
6.38%, 10/01/30		75	65,162
Occidental Petroleum Corp.
6.95%, 07/01/24		363	373,890
8.00%, 07/15/25		138	145,245
5.88%, 09/01/25		444	442,069
5.50%, 12/01/25		641	631,385
8.88%, 07/15/30		549	630,295
6.63%, 09/01/30		3,013	3,103,390
6.13%, 01/01/31		293	296,934
7.50%, 05/01/31		533	572,975
6.45%, 09/15/36		451	462,275
6.20%, 03/15/40		3,936	3,876,960
6.60%, 03/15/46		227	241,074
Parkland Corp., 5.88%, 07/15/27 (c)		1,223	1,109,872
PDC Energy, Inc., 6.13%, 09/15/24		356	353,577
Range Resources Corp., 4.88%, 05/15/25		464	452,586
Rockcliff Energy II LLC, 5.50%, 10/15/29 (c)		1,911	1,738,953
SM Energy Co.
5.63%, 06/01/25		380	359,100
6.75%, 09/15/26		724	682,994
6.63%, 01/15/27		137	128,095
6.50%, 07/15/28		970	892,114
Southwestern Energy Co.
5.95%, 01/23/25		11	10,867
5.38%, 02/01/29		1,724	1,599,182
4.75%, 02/01/32		856	731,473
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		339	323,196
5.88%, 03/15/28		808	736,700
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c)
6.00%, 03/01/27		250	223,125
6.00%, 12/31/30		171	141,930
6.00%, 09/01/31		686	565,950
Tap Rock Resources LLC, 7.00%, 10/01/26 (c)		4,398	4,152,672
Transocean, Inc., 11.50%, 01/30/27 (c)		965	905,778
UGI International LLC, 2.50%, 12/01/29 (a)	EUR	100	78,588
Venture Global Calcasieu Pass LLC (c)
3.88%, 08/15/29	USD	4,507	3,942,386
4.13%, 08/15/31		3,821	3,265,121
3.88%, 11/01/33		7,004	5,778,300
Vermilion Energy, Inc., 6.88%, 05/01/30 (c)		807	722,265
Western Midstream Operating LP 4.75%, 08/15/28		145	132,475

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP (continued)
5.45%, 04/01/44	USD	1,561	$1,297,410
5.30%, 03/01/48		1,851	1,492,184
5.50%, 08/15/48		703	572,945
5.75%, 02/01/50		3,337	2,679,807

			179,805,973

Personal Products — 0.0%
Coty, Inc.
3.88%, 04/15/26 (a)	EUR	206	190,382
4.75%, 04/15/26 (a)		100	89,862
6.50%, 04/15/26 (c)	USD	100	92,194

			372,438

Pharmaceuticals — 1.2%
Almirall SA, 2.13%, 09/30/26 (a)	EUR	100	93,008
Bausch Health Cos., Inc. (c)
9.00%, 12/15/25	USD	74	54,675
6.13%, 02/01/27		334	283,900
7.00%, 01/15/28		402	230,145
5.00%, 02/15/29		1,091	567,320
6.25%, 02/15/29		55	29,271
7.25%, 05/30/29		325	176,313
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27 (a)	EUR	166	147,953
4.38%, 01/15/28 (a)		100	89,040
5.50%, 01/15/28 (c)	USD	1,643	1,372,715
Elanco Animal Health, Inc., 6.40%, 08/28/28		241	229,408
Gruenenthal GmbH (a)
3.63%, 11/15/26	EUR	100	94,572
4.13%, 05/15/28		217	194,431
Jazz Securities DAC, 4.38%, 01/15/29 (c)	USD	1,994	1,773,696
Nidda BondsCo GmbH, 5.00%, 09/30/25 (a)	EUR	100	84,360
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (a)		300	277,761
Option Care Health, Inc., 4.38%, 10/31/29 (c)	USD	914	783,755
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.88%, 04/30/28 (a)	EUR	120	105,031
4.13%, 04/30/28 (c)	USD	2,005	1,774,425
5.13%, 04/30/31 (c)		1,680	1,449,554
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (c)		1,480	1,036,074
PRA Health Sciences, Inc., 2.88%, 07/15/26 (c)		2,163	1,925,070
Prestige Brands, Inc., 3.75%, 04/01/31 (c)		834	691,553
Rossini SARL, 6.75%, 10/30/25 (a)	EUR	201	202,229
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	102,064
4.50%, 03/01/25		200	195,744
3.75%, 05/09/27		100	88,604
1.63%, 10/15/28 (a)		100	73,671
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	194,162

			14,320,504

Real Estate — 0.1%
VICI Properties LP, 5.63%, 05/15/52		1,030	937,475

Real Estate Management & Development — 0.6%
Adler Group SA (a)
3.25%, 08/05/25	EUR	200	112,936
2.75%, 11/13/26		200	105,005

Security		Par (000)	Value

Real Estate Management & Development (continued)
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28 (c)	USD	1,451	$1,347,616
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (a)	EUR	100	86,519
DIC Asset AG, 2.25%, 09/22/26 (a)		200	139,377
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81 (a)(b)		175	98,142
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (c)	USD	491	411,826
Heimstaden Bostad AB (a)(b)(k)
(5 year EUR Swap + 3.15%), 2.63%	EUR	200	106,338
(5 year EUR Swap + 3.91%), 3.38%		100	61,435
Howard Hughes Corp. (c)
5.38%, 08/01/28	USD	1,334	1,117,225
4.13%, 02/01/29		943	727,324
4.38%, 02/01/31		660	488,454
Realogy Group LLC/Realogy Co-Issuer Corp. (c)
5.75%, 01/15/29		1,495	1,133,688
5.25%, 04/15/30		714	528,360
Starwood Property Trust, Inc., 4.38%, 01/15/27 (c)		406	352,432
WeWork Cos. LLC/WW Co.-Obligor, Inc., 5.00%, 07/10/25 (c)		1,057	682,663

			7,499,340

Road & Rail — 0.2%
Autostrade per l’Italia SpA (a)
1.88%, 11/04/25	EUR	100	96,844
2.00%, 01/15/30		279	228,786
Danaos Corp., 8.50%, 03/01/28 (c)	USD	161	159,393
Seaspan Corp., 5.50%, 08/01/29 (c)		1,800	1,448,222

			1,933,245

Semiconductors & Semiconductor Equipment — 1.2%
ams-OSRAM AG (a)
2.13%, 11/03/27	EUR	100	75,040
Series AMS, 0.00%, 03/05/25 (l)		200	163,225
Entegris Escrow Corp., 4.75%, 04/15/29 (c)	USD	6,364	5,926,336
Sensata Technologies BV (c)
5.63%, 11/01/24		1,400	1,382,024
5.00%, 10/01/25		2,021	1,940,160
4.00%, 04/15/29		1,041	882,851
Sensata Technologies, Inc. (c)
4.38%, 02/15/30		3,030	2,579,068
3.75%, 02/15/31		146	117,013
Synaptics, Inc., 4.00%, 06/15/29 (c)		1,094	888,306

			13,954,023

Software — 2.2%
ACI Worldwide, Inc., 5.75%, 08/15/26 (c)		1,133	1,093,651
Black Knight InfoServ LLC, 3.63%, 09/01/28 (c)		1,997	1,727,405
Boxer Parent Co., Inc.
6.50%, 10/02/25 (a)	EUR	373	366,024
7.13%, 10/02/25 (c)	USD	1,099	1,052,358
9.13%, 03/01/26 (c)		3,346	3,125,872
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28 (a)(b)	EUR	163	157,455
Elastic NV, 4.13%, 07/15/29 (c)	USD	2,011	1,678,743
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (c)		959	761,101
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (c)		1,386	1,118,658
Maxar Technologies, Inc., 7.75%, 06/15/27		421	417,009
MicroStrategy, Inc., 6.13%, 06/15/28 (c)		2,441	1,943,842

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
MSCI, Inc. (c)
3.63%, 09/01/30	USD	551	$459,357
3.88%, 02/15/31		821	701,955
3.63%, 11/01/31		798	656,872
3.25%, 08/15/33		976	777,960
Open Text Corp. (c)
3.88%, 02/15/28		29	25,794
3.88%, 12/01/29		991	834,075
Open Text Holdings, Inc., 4.13%, 02/15/30 (c)		1,365	1,180,793
Playtika Holding Corp., 4.25%, 03/15/29 (c)		2,013	1,660,725
PTC, Inc., 4.00%, 02/15/28 (c)		493	445,508
SS&C Technologies, Inc., 5.50%, 09/30/27 (c)		4,790	4,466,962
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (c)		682	511,804

			25,163,923

Specialty Retail — 0.7%
Arko Corp., 5.13%, 11/15/29 (c)		981	743,134
Bath & Body Works, Inc., 7.60%, 07/15/37		246	198,319
Carvana Co., 10.25%, 05/01/30 (c)		843	691,260
Douglas GmbH, 6.00%, 04/08/26 (a)	EUR	100	80,692
Goldstory SASU, 5.38%, 03/01/26 (a)		100	88,211
PetSmart, Inc./PetSmart Finance Corp. (c) 4.75%, 02/15/28	USD	695	601,342
7.75%, 02/15/29		3,886	3,499,382
Staples, Inc., 7.50%, 04/15/26 (c)		2,925	2,424,445
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24 (a)(b)	EUR	100	100,035

			8,426,820

Technology Hardware, Storage & Peripherals — 0.1%
II-VI, Inc., 5.00%, 12/15/29 (c)	USD	1,896	1,654,260

Textiles, Apparel & Luxury Goods — 0.2%
BK LC Lux Finco1 SARL, 5.25%, 04/30/29 (a)	EUR	100	82,657
Crocs, Inc. (c)
4.25%, 03/15/29	USD	369	272,942
4.13%, 08/15/31		971	687,231
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21 (a)(j)	EUR	200	181,530
Kontoor Brands, Inc., 4.13%, 11/15/29 (c)	USD	525	416,913
Levi Strauss & Co., 3.50%, 03/01/31 (c)		668	546,090
William Carter Co., 5.63%, 03/15/27 (c)		543	508,470

			2,695,833

Thrifts & Mortgage Finance — 0.5%
doValue SpA, 3.38%, 07/31/26 (a)	EUR	128	115,568
Enact Holdings, Inc., 6.50%, 08/15/25 (c)	USD	2,158	2,035,253
Home Point Capital, Inc., 5.00%, 02/01/26 (c)		1,023	705,870
Jerrold Finco PLC (a)
4.88%, 01/15/26	GBP	100	106,879
5.25%, 01/15/27		140	150,270
MGIC Investment Corp., 5.25%, 08/15/28	USD	857	767,401
Nationstar Mortgage Holdings, Inc. (c) 6.00%, 01/15/27		85	73,732
5.13%, 12/15/30		569	425,344
5.75%, 11/15/31		527	403,524
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc., 2.88%, 10/15/26 (c)		1,110	917,315

			5,701,156

Security		Par (000)	Value

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28 (a)	EUR	226	$193,031

Transportation Infrastructure (a) — 0.0%
Autostrade per l’Italia SpA, 1.63%, 01/25/28		150	130,885
Heathrow Finance PLC, 4.63%, 09/01/29 (n)	GBP	215	225,471

			356,356

Utilities — 0.3%
Consensus Cloud Solutions, Inc. (c)
6.00%, 10/15/26	USD	386	332,076
6.50%, 10/15/28		475	391,970
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (c)		1,965	1,709,550
Thames Water Kemble Finance PLC, 4.63%, 05/19/26 (a)	GBP	252	286,124
Vistra Operations Co. LLC, 4.38%, 05/01/29 (c)	USD	1,257	1,051,644

			3,771,364

Wireless Telecommunication Services — 1.9%
Altice France SA
2.50%, 01/15/25 (a)	EUR	169	154,409
5.88%, 02/01/27 (a)		100	90,805
8.13%, 02/01/27 (c)	USD	2,712	2,496,098
5.50%, 01/15/28 (c)		1,286	1,036,336
4.13%, 01/15/29 (a)	EUR	200	157,818
5.13%, 01/15/29 (c)	USD	794	601,542
5.13%, 07/15/29 (c)		1,641	1,238,955
4.25%, 10/15/29 (a)	EUR	147	114,652
5.50%, 10/15/29 (c)	USD	2,390	1,825,745
SBA Communications Corp.
3.13%, 02/01/29		96	78,576
3.88%, 02/15/27		5,258	4,799,450
T-Mobile USA, Inc.
4.75%, 02/01/28		396	383,807
2.63%, 02/15/29		1,928	1,622,965
3.38%, 04/15/29		607	531,125
2.88%, 02/15/31		1,184	982,992
3.50%, 04/15/31		992	856,523
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25 (c)		1,089	1,050,776
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (c)		2,510	1,838,575
Vmed O2 U.K. Financing I PLC 4.00%, 01/31/29 (a)	GBP	200	193,122
4.25%, 01/31/31 (c)	USD	257	206,564
4.50%, 07/15/31 (a)	GBP	201	192,683
4.75%, 07/15/31 (c)	USD	1,668	1,347,494
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80 (a)(b)	EUR	100	79,309

			21,880,321

Total Corporate Bonds — 112.1% (Cost: $1,494,541,740)			1,296,381,435

Floating Rate Loan Interests (b)

Aerospace & Defense — 0.7%
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (o)	USD	412	391,058

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Aerospace & Defense (continued)
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29	USD	1,564		$1,450,585
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		5,143		4,819,132
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25		1,109		1,078,656
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.99%, 04/30/25		318		262,113

				8,001,544

Air Freight & Logistics — 0.4%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		609		550,485
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		4,425		3,982,400

				4,532,885

Airlines — 1.0%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		3,547		3,377,834
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (g)		1,924		1,765,270
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		1,146		1,129,616
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.81%, 10/20/27		1,648		1,636,151
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		3,568		3,306,957

				11,215,828

Auto Components — 0.1%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		1,242		1,156,338

Banks — 0.4%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		4,573		4,197,770

Beverages — 0.1%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (g)		156		140,400
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		733		680,709

				821,109

Building Products — 0.0%
Standard Industries, Inc., 2021 Term Loan B, 09/22/28 (o)		—	(e)	1

Security		Par (000)		Value

Capital Markets — 0.2%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (g)	USD	994		$924,486
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		1,206		1,169,820

				2,094,306

Chemicals — 0.7%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		2,321		2,257,009
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		2,540		2,421,782
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24		1,426		1,374,940
New Arclin U.S. Holding Corp., 2021 Term Loan , (1 mo. LIBOR + 3.75%), 5.42%, 09/30/28		885		814,199
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		1,514		1,432,900

				8,300,830

Commercial Services & Supplies — 0.7%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		2,216		2,004,332
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.24%, 05/30/25		—	(e)	1
Propulsion BC Finco SARL, Term Loan, 02/10/29 (g)(o)		887		838,302
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		5,496		5,248,765

				8,091,400

Communications Equipment — 0.1%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		1,767		1,641,010

Construction & Engineering — 1.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		14,367		12,357,887
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 09/30/29 (g)		2,814		2,652,195

				15,010,082

Construction Materials — 0.0%
BCPE Empire Holdings, Inc., 2022 Incremental Term Loan, (SOFR + 4.62%), 6.25%, 06/11/26		191		179,230
Smyrna Ready Mix Concrete LLC, (SOFR + 4.25%), 5.88%, 04/02/29 (g)		344		317,218

				496,448

Containers & Packaging — 0.2%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		1,951		1,835,506
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27		1		1
Clydesdale Acquisition Holdings, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 04/13/29		842		785,561

				2,621,068

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Diversified Consumer Services — 0.2%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/29/27	USD	362		$343,315
Ascend Learning LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (g)		657		601,155
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		405		386,693
TruGreen LP, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 0.75% Floor), 10.17%, 11/02/28 (g)		868		828,940

				2,160,103

Diversified Financial Services — 1.0%
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (g)		250		232,846
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		2,101		1,897,901
EP Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 11/06/28		369		350,217
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		3,713		3,502,293
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		543		510,440
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		144		137,340
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		889		837,071
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		—	(e)	5
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		314		291,624
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		2,627		2,143,209
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		1,594		1,464,059

				11,367,005

Diversified Telecommunication Services — 0.1%
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		1,124		1,048,957
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (PRIME + 4.75%), 9.50%, 11/27/23		4		3,875

				1,052,832

Electrical Equipment — 0.1%
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		1,231		1,159,222

Security		Par (000)	Value

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, 10/25/27 (o)	USD	168	$152,213

Gas Utilities — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		1,353	1,165,600

Health Care Providers & Services — 0.4%
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		1,235	1,166,938
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		3,034	998,346
EyeCare Partners LLC, 2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27		739	681,497
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 04/29/25		1,453	968,625
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/16/25		442	411,402

			4,226,808

Health Care Services — 0.0%
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		631	580,520

Health Care Technology — 1.4%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		7,574	6,953,667
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		1,255	1,156,338
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 04/02/29 (g)		8,084	7,598,960

			15,708,965

Hotels, Restaurants & Leisure — 0.5%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24		1,477	1,419,268
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		2,714	2,764,869
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.10%, 11/01/26		303	284,366
IRB Holding Corp., 2022 Term Loan B, (SOFR + 3.15%, 0.75% Floor), 4.24%, 12/15/27		1,157	1,083,510

			5,552,013

Household Durables — 0.2%
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		1,135	973,977
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		2,084	1,706,093

			2,680,070

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26	USD	92		$87,304

Industrial Conglomerates — 0.2%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.58%, 09/01/25		1,279		1,013,099
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		927		918,190

				1,931,289

Insurance — 0.5%
Alliant Holdings Intermediate LLC
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27		964		893,969
Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		1,970		1,858,402
AssuredPartners, Inc., 2022 Term Loan, (SOFR + 3.50%), 5.03%, 02/12/27		1,087		1,011,166
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.21%, 04/25/25		—	(e)	1
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (g)		543		521,279
Sedgwick Claims Management Services, Inc. 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/31/25		846		792,597
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		498		472,815
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		527		507,928

				6,058,157

Interactive Media & Services — 0.2%
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26		367		345,632
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		2,807		2,553,808

				2,899,440

IT Services — 1.7%
Banff Merger Sub, Inc.
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.17%, 02/27/26		2,250		2,107,980
2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25		1,294		1,202,488
CoreLogic, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29 (g)		1,285		925,057
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		1,342		1,279,536
Optiv Security, Inc., 1st Lien Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/01/24		1,219		1,163,820
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (g)		2,299		2,069,294

Security		Par (000)		Value

IT Services (continued)
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.25%, 10/09/28	USD	10,251		$10,174,118
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 05/05/26 (g)		343		319,734

				19,242,027

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		512		486,723

Machinery — 1.1%
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		1,216		1,133,745
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		—	(e)	1
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 7.25%, 09/21/26 (g)		1,986		1,892,090
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		1,918		1,782,793
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		8,501		7,776,709

				12,585,338

Media — 1.5%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		238		214,196
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		6,513		5,576,924
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		502		460,185
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, (SOFR + 4.25%), 4.92%, 02/01/29		1,850		1,692,636
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24		2,732		2,566,607
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		826		776,494
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		288		270,239
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		6,160		5,661,542

				17,218,823

Metals & Mining — 0.0%
Grinding Media, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.80%, 10/12/28 (g)		149		136,662

Oil, Gas & Consumable Fuels — 1.0%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25		11,117		11,654,006
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24		90		54,239

				11,708,245

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 0.4%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29	USD	533	$496,530
Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		1,831	1,724,023
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan B, 0.00%, 04/12/29		297	283,932
2022 USD Delayed Draw Term Loan D, 04/12/29 (o)		642	615,186
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		1,339	1,253,639

			4,373,310

Real Estate Management & Development — 0.2%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		1,980	1,783,688

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2022 Term Loan B, 04/08/29 (o)		1,043	995,256

Software — 3.7%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.99%, 10/30/28		722	719,819
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (o)		869	819,145
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (g)		1,463	1,272,810
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		3,293	3,020,933
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (g)		1,936	1,669,940
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		506	489,808
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 07/30/27		894	842,401
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		406	372,809
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		4,526	4,055,693
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		2,293	2,086,630
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		5,121	4,647,386
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28 (g)		850	807,500
Proofpoint, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29		2,006	1,915,730
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		1,247	1,149,709

Security		Par (000)	Value

Software (continued)
RealPage, Inc. (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 8.17%, 04/23/29	USD	6,751	$6,402,502
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		1,768	1,669,659
Sabre Global, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/27		526	490,479
2021 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/27		838	781,852
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		2,165	2,074,309
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		2,803	2,608,849
Sovos Compliance LLC
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 4.50%), 6.15%, 08/11/28		100	93,552
2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 08/11/28		574	539,023
Tempo Acquisition LLC, Non-Extended Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/01/24		200	196,950
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		1,576	1,542,116
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		2,065	1,899,944
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		749	699,987

			42,869,535

Specialty Retail — 0.0%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		66	61,456
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 6.29%, 04/16/26		648	562,120

			623,576

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29		4,319	3,922,274

Trading Companies & Distributors — 0.2%
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (g)		564	490,538
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		1,538	1,413,390

			1,903,928

Transportation — 0.1%
Brown Group Holding, LLC, 2022 Term Loan B2, 07/02/29 (o)		1,277	1,223,787

Total Floating Rate Loan Interests — 21.1%
(Cost: $263,522,784)			244,035,332

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities

Capital Trusts — 1.8% (b)(d)

Automobiles (k) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%	USD	655	$569,850
Volkswagen International Finance NV (a) 3.75%	EUR	100	89,076
4.38%		100	84,083

			743,009

Banks (k) — 0.1%
AIB Group PLC, 5.25% (a)		200	190,465
CaixaBank SA, 6.38% (a)		200	207,494
Credit Agricole SA, 4.75% (c)	USD	1,095	850,997

			1,248,956

Diversified Financial Services (k) — 1.2%
Barclays PLC, 4.38%		2,490	1,909,490
Credit Suisse Group AG (c) 6.38%		1,658	1,369,919
5.25%		1,077	831,966
6.25%		200	182,000
Deutsche Bank AG, 6.75% (a)	EUR	200	187,194

HSBC Holdings PLC, 6.00%	USD	2,298	2,059,582
JPMorgan Chase & Co.
Series FF, 5.00%		5,918	5,222,635
Series HH, 4.60%		1,416	1,195,842
Series Q, 5.15%		850	804,313

			13,762,941

Diversified Telecommunication Services — 0.0%
British Telecommunications PLC, 4.88%, 11/23/81 (c)		200	170,000

Electric Utilities (k) — 0.1%
Edison International, Series B, 5.00%		940	747,893
Naturgy Finance BV, 2.37% (a)	EUR	200	161,908

			909,801

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99% (a)(k)		100	39,979

Health Care Providers & Services — 0.0%
Korian SA, 4.13% (a)(k)	GBP	200	191,139

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00% (c)(k)	USD	1,272	1,154,340

Internet & Direct Marketing Retail — 0.0%
Rakuten Group, Inc., 4.25% (a)(k)	EUR	225	162,722

Media — 0.0%
SES SA, 2.88% (a)(k)		300	262,511

Oil, Gas & Consumable Fuels (a)(k) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%		200	167,166
BP Capital Markets PLC, 4.25%	GBP	125	132,811
Repsol International Finance BV 3.75%	EUR	100	94,347
4.25%		100	89,600

			483,924

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63% (a)(k)		200	145,665

Security		Par (000)	Value

Utilities (a)(k) — 0.1%
Electricite de France SA 3.00%	EUR	200	$159,027
2.88%		200	162,432
3.38%		400	272,450
6.00%	GBP	100	107,281

			701,190

Wireless Telecommunication Services (a) — 0.1%
Vodafone Group PLC 2.63%, 08/27/80	EUR	400	361,753
4.20%, 10/03/78		200	184,439

			546,192

			20,522,369

		Shares

Preferred Stocks — 1.2%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $666,513) (f)		680,898	12,581

Commercial Services & Supplies — 0.1%
Verscend Intermediate Holding (g)		790	914,362

Insurance — 0.1%
Alliant Holdings, Inc. (g)		1,431	1,296,704

Interactive Media & Services — 0.9%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $7,000,256) (f)(g)		63,886	10,574,153

Wireless Telecommunication Services — 0.1%
Ligado Networks LLC		32,168	1,351,073

			14,148,873

Total Preferred Securities — 3.0% (Cost: $39,376,732)			34,671,242

Total Long-Term Investments — 138.5% (Cost: $1,850,075,851)			1,600,914,960

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (p)(q)		2,647,274	2,647,274

Total Short-Term Securities — 0.2% (Cost: $2,647,274)			2,647,274

Total Investments — 138.7% (Cost: $1,852,723,125)			1,603,562,234

Liabilities in Excess of Other Assets — (38.7)%			(447,530,893)

Net Assets — 100.0%			$1,156,031,341

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)	Rounds to less than 1,000.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $11,578,875, representing 1.0% of its net assets as of period end, and an original cost of $9,266,121.

(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(n)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$2,647,274	(a)	$—	$—	$—	$2,647,274	2,647,274	$1,883	$—
iShares Preferred & Income Securities ETF (b)	8,004,290	—		(6,688,816)	(738,522)	(576,952)	—	—	100,053	—

					$(738,522)	$(576,952)	$2,647,274		$101,936	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
Euro BTP	3	09/08/22	$387	$(10,786)
10-Year U.S. Treasury Note	55	09/21/22	6,510	62,915
U.S. Long Bond	4	09/21/22	552	4,544
Ultra U.S. Treasury Bond	68	09/21/22	10,495	173,848

				$230,521

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	34,341,532	EUR	32,038,000	BNP Paribas S.A.	09/21/22	$580,460
USD	47,540	EUR	45,000	Morgan Stanley & Co. International PLC	09/21/22	120
USD	98,403	EUR	93,000	Natwest Markets PLC	09/21/22	402
USD	195,062	EUR	185,000	Natwest Markets PLC	09/21/22	112
USD	32,976	EUR	31,000	Toronto-Dominion Bank	09/21/22	308
USD	7,140,606	GBP	5,694,000	Natwest Markets PLC	09/21/22	198,929

						780,331

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	35,758	EUR	34,000	State Street Bank and Trust Co.	09/21/22	$(71)
USD	9,638	GBP	8,000	Commonwealth Bank of Australia	09/21/22	(115)

						(186)

						$780,145

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard-Perrachon S.A.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	80	$(12,008)	$(6,938)	$(5,070)
Novafives S.A.S.	5.00	Quarterly	Citibank N.A.	06/20/23	B-	EUR	60	(6,968)	(4,009)	(2,959)
Novafives S.A.S.	5.00	Quarterly	Goldman Sachs International	06/20/23	B-	EUR	25	(2,959)	(1,679)	(1,280)
Novafives S.A.S.	5.00	Quarterly	Goldman Sachs International	06/20/23	B-	EUR	15	(1,686)	(1,025)	(661)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	NR	USD	856	(24,612)	(20,391)	(4,221)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR	USD	1,221	(109,524)	(101,832)	(7,692)
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB	EUR	20	200	924	(724)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	CCC	EUR 60		(19,349)	7,341	(26,690)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	70	1,798	6,632	(4,834)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR	EUR	50	(16,400)	4,179	(20,579)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	NR	EUR	50	(16,400)	4,694	(21,094)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/26	BB+	EUR	30	(427)	1,254	(1,681)
CMA CGM SA	5.00	Quarterly	Goldman Sachs International	06/20/26	BB+	EUR	20	(285)	1,508	(1,793)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/26	CCC	EUR	20	(6,657)	441	(7,098)
Adler Real Estate AG	5.00	Quarterly	Goldman Sachs International	12/20/26	CCC	EUR	10	(3,329)	(21)	(3,308)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	CCC	EUR	40	(13,314)	—	(13,314)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	CCC	EUR 10		(3,329)	42	(3,371)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+	EUR	100	(2,952)	3,973	(6,925)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+	EUR	50	(8,127)	(1,953)	(6,174)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+	EUR	41	(6,601)	1,588	(8,189)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+	EUR	39	(6,416)	1,633	(8,049)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+	EUR	55	(8,940)	2,115	(11,055)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	B+	EUR 55		(8,940)	2,507	(11,447)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB	EUR	90	7,429	7,244	185
CMA CGM SA	5.00	Quarterly	Barclays Bank PLC	06/20/27	BB+	EUR	10	(440)	317	(757)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+	EUR	180	(7,814)	8,213	(16,027)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+	EUR	56	(2,428)	1,882	(4,310)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	56	(2,439)	2,048	(4,487)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	53	(2,293)	1,925	(4,218)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+	EUR	15	(649)	539	(1,188)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB	EUR	180	(30,056)	(31,846)	1,790
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB	EUR	50	(8,349)	(5,545)	(2,804)

								$(324,264)	$(114,240)	$(210,024)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty					Value

1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	09/20/22	USD	6,125	$(811,135)	$(135)	$(811,000)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	09/20/22	USD	3,546	(464,913)	(83)	(464,830)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	JPMorgan Chase Bank N.A.	N/A	12/20/22	USD	1,000	(133,477)	(23)	(133,454)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	12/20/22	USD	3,084	(413,076)	(72)	(413,004)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	12/20/22	USD	2,859	(390,659)	(67)	(390,592)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	12/20/22	USD	1,513	(186,975)	(69)	(186,906)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	12/20/22	USD	3,071	(181,436)	(1,074)	(180,362)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	12/20/22	USD	9,430	(391,442)	(4,334)	(387,108)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	BNP Paribas S.A.	N/A	03/20/23	USD	3,507	(146,441)	(1,686)	(144,755)
1-Day SOFR,0.82%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	JPMorgan Chase Bank N.A.	N/A	03/20/23	USD	2,048	(138,869)	(1,645)	(137,224)

									$(3,258,423)	$(9,188)	$(3,249,235)

Balances Reported in the Consolidated Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$60,999	$(184,427)	$1,975	$(3,461,234)

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$241,307	$—	$241,307
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	780,331	—	—	780,331
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	62,974	—	—	—	—	62,974

	$—	$62,974	$—	$780,331	$241,307	$—	$1,084,612

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$10,786	$—	$10,786
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	186	—	—	186
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	387,238	—	—	3,258,423	—	3,645,661

	$—	$387,238	$—	$186	$3,269,209	$—	$3,656,633

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$308,321	$—	$2,981,076	$—	$3,289,397
Forward foreign currency exchange contracts	—	—	—	2,932,157	—	—	2,932,157
Options purchased (a)	—	(101)	516,715	—	(5,345)	—	511,269
Options written	—	4,028	(27,735)	—	—	—	(23,707)
Swaps	—	61,740	—	—	(1,410,677)	—	(1,348,937)

	$—	$65,667	$797,301	$2,932,157	$1,565,054	$—	$5,360,179

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$229,035	$—	$229,035
Forward foreign currency exchange contracts	—	—	—	1,218,978	—	—	1,218,978
Options purchased (b)	—	—	9,031	—	—	—	9,031
Options written	—	—	(7,688)	—	—	—	(7,688)
Swaps	—	(281,626)	—	—	(3,680,602)	—	(3,962,228)

	$—	$(281,626)	$1,343	$1,218,978	$(3,451,567)	$—	$(2,512,872)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,513,856
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$45,313,952
Average amounts sold — in USD	$111,538
Options:
Average value of option contracts purchased	$163,489

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Average value of option contracts written		$55,193
Average notional value of swaption contracts purchased	$	— (a	)
Average notional value of swaption contracts written	$	— (a	)
Credit default swaps:
Average notional value — sell protection		$3,391,427
Total return swaps:
Average notional value		$36,183,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$213,568
Forward foreign currency exchange contracts	780,331	186
Swaps — OTC (a)	62,974	3,645,661

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	843,305	3,859,415

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(213,568)

Total derivative assets and liabilities subject to an MNA	$843,305	$3,645,847

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Barclays Bank PLC	$1,905	$(1,905)	$—	$—	$—
BNP Paribas S.A.	580,460	(146,441)	—	—	434,019
Citibank N.A.	441	(441)	—	—	—
Credit Suisse International	15,097	(15,097)	—	—	—
Goldman Sachs International	1,508	(1,508)	—	—	—
JPMorgan Chase Bank N.A.	34,133	(34,133)	—	—	—
Morgan Stanley & Co. International PLC	10,010	(10,010)	—	—	—
Natwest Markets PLC	199,443	—	—	—	199,443
Toronto-Dominion Bank	308	—	—	—	308

	$843,305	$(209,535)	$—	$—	$633,770

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Bank of America N.A.	$8,127	$—	$—	$—	$8,127
Barclays Bank PLC	143,082	(1,905)	—	—	141,177
BNP Paribas S.A.	146,441	(146,441)	—	—	—
Citibank N.A.	14,066	(441)	—	—	13,625
Commonwealth Bank of Australia	115	—	—	—	115
Credit Suisse International	41,122	(15,097)	—	—	26,025
Goldman Sachs International	9,767	(1,508)	—	—	8,259
JPMorgan Chase Bank N.A.	401,912	(34,133)	—	(270,000)	97,779

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Morgan Stanley & Co. International PLC	$2,881,144	$(10,010)	$—	$(2,410,000)	$461,134
State Street Bank and Trust Co	71	—	—	—	71

	$3,645,847	$(209,535)	$—	$(2,680,000)	$756,312

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,871,767	$—	$2,871,767
Common Stocks
Building Products	18,749	—	—	18,749
Chemicals	2,670,189	—	—	2,670,189
Communications Equipment	293,491	—	—	293,491
Consumer Finance	33	—	—	33
Containers & Packaging	—	992,141	—	992,141
Diversified Financial Services	—	—	22,236	22,236
Diversified Telecommunication Services	39,132	—	—	39,132
Electrical Equipment	918,156	—	—	918,156
Equity Real Estate Investment Trusts (REITs)	698,310	—	—	698,310
IT Services	494,945	—	—	494,945
Life Sciences Tools & Services	3,118,218	—	—	3,118,218
Media	516,723	—	—	516,723
Metals & Mining	1,836,098	—	—	1,836,098
Oil, Gas & Consumable Fuels	8,618,988	—	—	8,618,988
Road & Rail	948,792	—	—	948,792
Semiconductors & Semiconductor Equipment	17,906	—	—	17,906
Software	1,751,077	—	—	1,751,077
Corporate Bonds
Aerospace & Defense	—	53,745,992	—	53,745,992
Airlines	140,807	30,595,374	—	30,736,181
Auto Components	—	25,850,771	—	25,850,771
Automobiles	—	27,330,367	—	27,330,367
Banks	—	8,167,662	167,148	8,334,810
Beverages	—	22,686,465	—	22,686,465
Biotechnology	—	452,843	—	452,843
Building Materials	—	10,477,697	—	10,477,697
Building Products	—	16,224,476	—	16,224,476
Capital Markets	—	18,210,488	43,538	18,254,026
Chemicals	—	35,543,000	—	35,543,000
Commercial Services & Supplies	—	18,565,549	—	18,565,549
Communications Equipment	—	10,862,633	—	10,862,633
Construction Materials	—	5,858,053	—	5,858,053
Consumer Discretionary	—	28,466,644	—	28,466,644
Consumer Finance	68,217	33,283,646	—	33,351,863
Containers & Packaging	—	9,941,584	—	9,941,584
Diversified Consumer Services	—	28,413,441	—	28,413,441
Diversified Financial Services	—	17,266,440	—	17,266,440

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Diversified Telecommunication Services	$—	$48,126,482	$—	$48,126,482
Electric Utilities	—	8,816,370	—	8,816,370
Electrical Equipment	—	2,625,543	—	2,625,543
Electronic Equipment, Instruments & Components	—	9,150,061	—	9,150,061
Energy Equipment & Services	—	7,077,690	—	7,077,690
Entertainment	—	2,670,413	—	2,670,413
Environmental, Maintenance & Security Service	—	12,716,673	—	12,716,673
Equity Real Estate Investment Trusts (REITs)	—	14,879,369	—	14,879,369
Food & Staples Retailing	—	23,801,896	—	23,801,896
Food Products	—	11,003,222	—	11,003,222
Gas Utilities	—	456,651	—	456,651
Health Care Equipment & Supplies	—	6,132,717	—	6,132,717
Health Care Providers & Services	—	57,332,947	—	57,332,947
Health Care Technology	—	18,218,888	—	18,218,888
Hotels, Restaurants & Leisure	67,982	63,493,386	—	63,561,368
Household Durables	—	15,698,397	—	15,698,397
Household Products	—	534,513	—	534,513
Independent Power and Renewable Electricity Producers	—	8,556,555	—	8,556,555
Insurance	—	30,353,709	—	30,353,709
Interactive Media & Services	—	8,230,526	—	8,230,526
Internet & Direct Marketing Retail	—	206,775	—	206,775
Internet Software & Services	—	17,307,254	—	17,307,254
IT Services	—	24,975,670	—	24,975,670
Leisure Products	—	3,085,234	—	3,085,234
Machinery	—	15,006,711	—	15,006,711
Media	—	155,432,744	—	155,432,744
Metals & Mining	—	33,823,762	—	33,823,762
Mortgage Real Estate Investment Trusts (REITs)	—	155,234	—	155,234
Multiline Retail	—	4,309,358	—	4,309,358
Offshore Drilling & Other Services	—	1,105,806	—	1,105,806
Oil, Gas & Consumable Fuels	642,302	179,163,671	—	179,805,973
Personal Products	—	372,438	—	372,438
Pharmaceuticals	—	14,320,504	—	14,320,504
Real Estate	—	937,475	—	937,475
Real Estate Management & Development	—	7,499,340	—	7,499,340
Road & Rail	—	1,933,245	—	1,933,245
Semiconductors & Semiconductor Equipment	238,265	13,715,758	—	13,954,023
Software	—	25,163,923	—	25,163,923
Specialty Retail	—	8,426,820	—	8,426,820
Technology Hardware, Storage & Peripherals	—	1,654,260	—	1,654,260
Textiles, Apparel & Luxury Goods	181,530	2,514,303	—	2,695,833
Thrifts & Mortgage Finance	—	5,701,156	—	5,701,156
Transportation	—	193,031	—	193,031
Transportation Infrastructure	—	356,356	—	356,356
Utilities	—	3,771,364	—	3,771,364
Wireless Telecommunication Services	—	21,880,321	—	21,880,321
Floating Rate Loan Interests	—	218,030,656	26,004,676	244,035,332
Preferred Securities
Capital Trusts	—	20,522,369	—	20,522,369
Preferred Stocks	1,351,073	—	12,785,219	14,136,292
Short-Term Securities
Money Market Funds	2,647,274	—	—	2,647,274
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(114,763)	—	(114,763)

	$27,278,257	$1,537,133,816	$39,022,817	1,603,434,890

Investments Valued at NAV (b)				12,581

				$1,603,447,471

Derivative Financial Instruments (c)
Assets
Credit Contracts	$—	$1,975	$—	$1,975

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$780,331	$—	$780,331
Interest Rate Contracts	241,307	—	—	241,307
Liabilities
Credit Contracts	—	(211,999)	—	(211,999)
Foreign Currency Exchange Contracts	—	(186)	—	(186)
Interest Rate Contracts	(10,786)	(3,249,235)	—	(3,260,021)

	$230,521	$(2,679,114)	$—	$(2,448,593)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $494,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2021	$22,236	$—	$15,655,042	$12,823,367	$28,500,645
Transfers into Level 3 (a)	—	238,206	16,125,707	—	16,363,913
Transfers out of Level 3 (b)	—	—	(51,527)	—	(51,527)
Accrued discounts/premiums	—	—	37,568	—	37,568
Net realized gain (loss)		2,023	(60,565)	—	(58,542)
Net change in unrealized appreciation (depreciation) (c)(d)	—	(27,520)	(2,378,214)	(38,148)	(2,443,882)
Purchases	—	—	1,798,450	—	1,798,450
Sales	—	(2,023)	(5,121,785)	—	(5,123,808)

Closing balance, as of June 30, 2022	$22,236	$210,686	$26,004,676	$12,785,219	$39,022,817

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$—	$(27,520)	$(2,268,210)	$(38,148)	$(2,333,878)

(a)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $26,237,598. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Preferred Stocks	$12,785,219	Income	Discount Rate	13%
		Market	Revenue Multiple	3.35x - 4.10x		3.73x

	$12,785,219

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 3.25%, 10/21/28 (a)(b)	$500	$484,275
Allegro CLO VI Ltd. (a)(b)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 2.54%, 01/17/31	360	340,260
Series 2017-2A, Class C, (3 mo. LIBOR US + 1.80%), 2.84%, 01/17/31	2,400	2,257,394
American Airlines, Inc., 5.18%, 08/15/23 (c)	1,059	1,057,838
Anchorage Capital CLO 3-R Ltd. (a)(b)
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 3.09%, 01/28/31	1,000	949,663
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 3.84%, 01/28/31	1,000	898,640
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 3.17%, 10/13/30 (a)(b)	1,000	967,533
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 3.76%, 04/20/31 (a)(b)	1,000	899,094
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 2.99%, 07/16/31 (a)(b)	1,000	948,405
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 4.14%, 07/22/30 (a)(b)	1,000	928,472
Ares XLVII CLO Ltd., Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 3.74%, 04/15/30 (a)(b)	1,500	1,308,550
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 2.86%, 07/20/30 (a)(b)	500	470,158
Ares XXXVII CLO Ltd. (a)(b)
Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 2.54%, 10/15/30	1,000	943,305
Series 2015-4A, Class BR, (3 mo. LIBOR US + 1.80%), 2.84%, 10/15/30	1,750	1,658,312
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 2.36%, 10/24/31 (a)(b)	400	391,195
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 3.38%, 01/23/31 (a)(b)	250	238,264
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 3.04%, 10/15/30 (a)(b)	1,000	950,791
Canyon CLO Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.50%), 3.54%, 01/15/34 (a)(b)	500	468,901
Carlyle C17 CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 3.14%, 04/30/31 (a)(b)	1,000	942,176
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.93%, 07/16/31 (a)(b)	500	471,117
CIFC Funding Ltd. (a)(b)
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 2.99%, 10/18/30	1,000	952,849
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 4.09%, 10/18/30	1,000	920,632
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 2.79%, 04/18/31	1,000	943,755
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 3.69%, 04/18/31	1,200	1,105,198
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 3.66%, 04/20/31 (a)(b)	1,000	931,926
Generate CLO 2 Ltd. (a)(b)
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.99%, 01/22/31	1,500	1,414,435

Security	Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO 2 Ltd. (a)(b) (continued)
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 3.74%, 01/22/31	$1,800	$1,668,667
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 3.54%, 04/15/31 (a)(b)	1,000	894,575
Highbridge Loan Management Ltd. (a)(b)
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 2.89%, 07/18/31	1,250	1,178,707
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 2.74%, 01/28/30	650	619,122
HPS Loan Management Ltd., Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 3.11%, 02/05/31 (a)(b)	1,500	1,414,076
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 2.74%, 01/17/30 (a)(b)	1,000	938,611
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 2.94%, 04/19/30 (a)(b)	1,000	965,077
Madison Park Funding XXVII Ltd. (a)(b)
Series 2018-27A, Class B, (3 mo. LIBOR US + 1.80%), 2.86%, 04/20/30	1,000	943,576
Series 2018-27A, Class C, (3 mo. LIBOR US + 2.60%), 3.66%, 04/20/30	1,000	911,648
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 2.54%, 12/18/30 (a)(b)	1,000	942,002
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.06%, 10/20/30 (a)(b)	1,000	950,980
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (3 mo. LIBOR US + 3.00%), 4.10%, 10/21/30 (a)(b)	2,700	2,489,150
Neuberger Berman CLO XXII Ltd. (a)(b)
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 10/17/30	400	383,686
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 3.24%, 10/17/30	1,000	953,025
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 2.79%, 10/18/30 (a)(b)	1,500	1,421,514
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 3.64%, 01/15/30 (a)(b)	1,000	922,093
OCP CLO Ltd. (a)(b)
Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.15%), 3.19%, 10/17/30	500	478,257
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 3.66%, 10/26/30	1,500	1,443,157
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 3.43%, 11/20/30	1,000	950,664
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 3.89%, 07/15/30 (a)(b)	500	447,803
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 3.81%, 01/20/31 (a)(b)	1,000	915,391
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 2.46%, 01/20/30 (a)(b)	1,000	952,003

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XVII Ltd. (a)(b)
Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 2.58%, 01/25/31	$1,000	$948,262
Series 2013-1A, Class CR2, (3 mo. LIBOR US + 1.70%), 2.88%, 01/25/31	1,000	937,577
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 1.90%), 3.04%, 01/22/30 (a)(b)	900	837,952
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 4.08%, 07/23/30 (a)(b)	600	550,339
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 2.96%, 01/20/31 (a)(b)	1,800	1,698,452
Palmer Square CLO Ltd. (a)(b)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 2.49%, 04/18/31	1,500	1,430,237
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 4.46%, 11/14/34	1,000	927,055
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.85%), 5.26%, 05/15/32 (a)(b)	1,500	1,402,735
Regatta VII Funding Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 5.15%, 06/20/34 (a)(b)	500	465,555
Regatta XVI Funding Ltd. (a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 2.70%), 3.74%, 01/15/33	1,000	954,068
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 4.94%, 01/15/33	1,000	988,555
Rockford Tower CLO Ltd. (a)(b)
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 2.25%, 10/20/30	2,000	1,962,414
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.71%, 10/20/30	1,000	931,877
RR 5 Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 4.14%, 10/15/31 (a)(b)	650	600,923
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 2.39%, 10/26/31 (a)(b)	1,400	1,373,488
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 3.64%, 01/15/30 (a)(b)	1,500	1,344,792
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 2.19%, 01/16/31 (a)(b)	2,500	2,457,971
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 2.20%, 01/20/31 (a)(b)	1,000	983,145
York CLO 1 Ltd., Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 2.26%, 10/22/29 (a)(b)	1,968	1,942,185

Total Asset-Backed Securities — 6.4% (Cost: $73,135,682)		69,364,504

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	2,215	2,158,356

Aerospace & Defense — 4.1%
Boeing Co., 5.15%, 05/01/30 (d)	6,775	6,503,174
Bombardier, Inc. (b)
7.50%, 03/15/25	98	88,567
7.13%, 06/15/26	1,322	1,089,963
7.88%, 04/15/27	1,347	1,121,256
6.00%, 02/15/28	1,121	840,077

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc. (b) (continued)
7.45%, 05/01/34	$137	$102,743
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)	516	410,984
General Dynamics Corp., 4.25%, 04/01/50 (d)	1,260	1,211,508
Howmet Aerospace, Inc., 5.13%, 10/01/24	45	44,606
Moog, Inc., 4.25%, 12/15/27 (b)	320	277,277
Northrop Grumman Corp.
4.03%, 10/15/47	2,400	2,131,105
5.25%, 05/01/50	3,050	3,228,929
Raytheon Technologies Corp.
4.63%, 11/16/48 (d)	2,805	2,737,935
3.13%, 07/01/50	3,545	2,711,593
Rolls-Royce PLC, 5.75%, 10/15/27 (b)	1,933	1,742,213
Spirit AeroSystems, Inc., 7.50%, 04/15/25 (b)	332	308,345
TransDigm, Inc.
8.00%, 12/15/25 (b)	1,596	1,613,939
6.25%, 03/15/26 (b)	15,940	15,362,175
6.38%, 06/15/26	8	7,480
7.50%, 03/15/27	432	407,553
4.63%, 01/15/29	940	756,719
4.88%, 05/01/29	622	506,333
Triumph Group, Inc., 8.88%, 06/01/24 (b)	1,635	1,647,050

		44,851,524

Airlines — 1.7%
Air Canada, 3.88%, 08/15/26 (b)	447	378,113
American Airlines Group, Inc., 5.18%, 10/15/23 (c)	1,086	1,069,757
American Airlines, Inc., 11.75%, 07/15/25 (b)	1,014	1,049,389
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
5.50%, 04/20/26	1,090	1,001,763
5.75%, 04/20/29	2,189	1,868,997
British Airways Pass-Through Trust, Series 2020-1, Class A, 4.25%, 05/15/34 (b)	1,800	1,730,706
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (b)	531	475,882
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)	2,185	2,146,927
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 09/15/28 (b)	1,803	1,468,279
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 04/15/29 (d)(e)	5,749	5,648,536
United Airlines, Inc. (b)
4.38%, 04/15/26	1,022	900,556
4.63%, 04/15/29	1,228	1,041,675

		18,780,580

Auto Components — 1.6%
Aptiv PLC, 3.10%, 12/01/51	2,670	1,721,973
Aptiv PLC/Aptiv Corp., 4.15%, 05/01/52	4,240	3,204,196
Clarios Global LP, 6.75%, 05/15/25 (b)	497	492,254
Clarios Global LP/Clarios U.S. Finance Co. (b)
6.25%, 05/15/26 (d)	4,933	4,748,013
8.50%, 05/15/27	7,148	6,908,363
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29 (b)	227	167,640
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	270	223,602
5.63%, 04/30/33	288	230,653

		17,696,694

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles — 2.3%
Advance Auto Parts, Inc., 3.50%, 03/15/32	$2,405	$2,062,594
Allison Transmission, Inc., 5.88%, 06/01/29 (b)	794	738,420
Asbury Automotive Group, Inc.
4.50%, 03/01/28	197	170,898
4.75%, 03/01/30	191	157,050
5.00%, 02/15/32 (b)	101	82,568
Carvana Co. (b)(d)
5.50%, 04/15/27	602	388,493
4.88%, 09/01/29	461	262,127
Ford Motor Co.
7.45%, 07/16/31 (d)	3,660	3,713,802
3.25%, 02/12/32	1,255	938,614
Ford Motor Credit Co. LLC
4.69%, 06/09/25	200	189,002
5.13%, 06/16/25	1,270	1,212,748
3.38%, 11/13/25	207	186,397
2.70%, 08/10/26	613	522,368
4.95%, 05/28/27	400	371,500
2.90%, 02/16/28	627	505,212
5.11%, 05/03/29	200	179,295
4.00%, 11/13/30	200	162,051
3.63%, 06/17/31	456	353,400
General Motors Co.
6.25%, 10/02/43	940	895,526
5.95%, 04/01/49 (d)	3,455	3,208,361
Group 1 Automotive, Inc., 4.00%, 08/15/28 (b)	78	65,191
Hyundai Capital America, 2.38%, 10/15/27 (f)	200	175,937
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (f)	500	374,770
Kia Corp., 3.50%, 10/25/27 (f)	200	192,912
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (b)	456	347,062
Lithia Motors, Inc., 3.88%, 06/01/29 (b)	269	228,483
Nissan Motor Co. Ltd., 4.81%, 09/17/30 (b)(d)	7,125	6,329,360
Penske Automotive Group, Inc.
3.50%, 09/01/25	441	413,437
3.75%, 06/15/29	141	117,405
Sonic Automotive, Inc., 4.63%, 11/15/29 (b)	119	92,202
TML Holdings Pte. Ltd., 4.35%, 06/09/26 (f)	200	174,788

		24,811,973

Banks — 3.3%
Australia & New Zealand Banking Group Ltd., (5 year CMT + 1.70%), 2.57%, 11/25/35 (a)(b)(d)	5,445	4,318,201
Bangkok Bank PCL
(5 year CMT + 1.90%), 3.73%, 09/25/34 (a)(f)	200	174,725
(5 year CMT + 2.15%), 3.47%, 09/23/36	200	166,418
(5 year CMT + 4.73%), 5.00% (g)	222	202,131
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26 (f)	200	180,522
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80% (a)(f)(g)	252	246,645
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83% (a)(f)(g)	750	723,750
China Construction Bank Corp., (5 year CMT + 2.15%), 2.45%, 06/24/30 (a)(f)	200	190,078
Fifth Third Bancorp, Series H, (3 mo. LIBOR US + 3.03%), 5.10% (a)(g)	5,000	4,197,500
Industrial & Commercial Bank of China Macau Ltd., (5 year CMT + 1.65%), 2.88%, 09/12/29 (a)(f)	200	194,725
Intesa Sanpaolo SpA(b)
5.71%, 01/15/26 (d)	9,840	9,373,076

Security	Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA (b) (continued) (1 year CMT + 2.75%), 4.95%, 06/01/42 (a)	$3,045	$2,057,320
Kasikornbank PCL (a)(f)
(5 year CMT + 1.70%), 3.34%, 10/02/31	200	180,287
(5 year CMT + 3.34%), 4.00% (g)	300	247,500
KB Kookmin Card Co. Ltd., 4.00%, 06/09/25	200	198,416
NongHyup Bank, 4.00%, 01/06/26 (f)(h)	200	199,310
Samba Funding Ltd., 2.75%, 10/02/24 (f)	200	193,287
Shinhan Financial Group Co. Ltd., 1.35%, 01/10/26 (f)	200	182,926
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 4.93% (a)(g)	5,270	4,515,361
Wells Fargo & Co.
5.61%, 01/15/44 (d)	4,119	4,145,161
(SOFR + 1.51%), 3.53%, 03/24/28 (a)	4,075	3,859,625

		35,746,964

Beverages — 2.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (d)	6,170	5,799,120
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49 (d)	5,000	5,106,603
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(i)	2,581	1,914,483
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29 (b)	2,874	2,306,385
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)
4.13%, 08/15/26	811	687,087
5.25%, 08/15/27	225	160,439
Ball Corp.
5.25%, 07/01/25	30	30,021
2.88%, 08/15/30	147	118,321
3.13%, 09/15/31	712	574,328
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (b)	228	203,632
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	151	154,248
Silgan Holdings, Inc., 4.13%, 02/01/28	58	52,010
Trivium Packaging Finance BV (b)
5.50%, 08/15/26	2,830	2,673,529
8.50%, 08/15/27	3,036	2,846,565

		22,626,771

Biotechnology — 0.5%
Baxalta, Inc., 5.25%, 06/23/45 (d)	6,000	5,987,490

Building Materials (b) — 0.3%
CP Atlas Buyer, Inc., 7.00%, 12/01/28	108	77,995
Jeld-Wen, Inc., 4.63%, 12/15/25	30	25,500
Masonite International Corp., Class C, 5.38%, 02/01/28	206	186,430
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28	163	133,992
SRM Escrow Issuer LLC, 6.00%, 11/01/28	1,212	1,024,419
Standard Industries, Inc.
5.00%, 02/15/27	303	270,445
4.38%, 07/15/30	1,492	1,176,815
3.38%, 01/15/31	214	157,850
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29	386	336,785

		3,390,231

Building Products (b) — 0.4%
Advanced Drainage Systems, Inc., 6.38%, 06/15/30	702	685,552
LBM Acquisition LLC, 6.25%, 01/15/29	336	216,322

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Products (continued)
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26	$299	$243,091
SRS Distribution, Inc.
4.63%, 07/01/28	982	859,250
6.13%, 07/01/29	912	719,545
6.00%, 12/01/29	911	715,345
White Cap Buyer LLC, 6.88%, 10/15/28 (d)	1,309	1,047,200

		4,486,305

Capital Markets — 1.2%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00% (a)(e)(g)	5,215	4,014,246
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)	447	368,775
Dua Capital Ltd., 2.78%, 05/11/31 (f)	200	163,810
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	725	581,066
Huarong Finance II Co. Ltd., 4.63%, 06/03/26 (f)	200	183,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	520	485,320
6.25%, 05/15/26	782	732,077
5.25%, 05/15/27	1,803	1,597,169
4.38%, 02/01/29	651	526,112
Jefferies Financial Group, Inc., 5.50%, 10/18/23 (d)	4,000	4,040,902
NFP Corp., 6.88%, 08/15/28 (b)	764	630,331
Temasek Financial I Ltd., 2.38%, 08/02/41 (f)	250	194,335

		13,517,143

Chemicals — 2.7%
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)	1,090	889,843
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)	597	536,464
CNAC HK Finbridge Co. Ltd. (f)
4.13%, 07/19/27	200	194,638
3.88%, 06/19/29	200	186,938
Diamond BC BV, 4.63%, 10/01/29 (b)	1,086	868,474
DuPont de Nemours, Inc., 5.42%, 11/15/48 (d)	7,500	7,447,508
Element Solutions, Inc., 3.88%, 09/01/28 (b)	2,963	2,444,860
EverArc Escrow SARL, 5.00%, 10/30/29 (b)	1,148	966,289
GC Treasury Center Co. Ltd., 2.98%, 03/18/31 (f)	200	166,788
GCP Applied Technologies, Inc., 5.50%, 04/15/26 (b)	299	297,505
Herens Holdco SARL, 4.75%, 05/15/28 (b)	490	407,092
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)	491	387,890
Ingevity Corp., 3.88%, 11/01/28 (b)	100	83,750
LG Chem Ltd., 1.38%, 07/07/26 (f)	200	178,840
LYB Finance Co. BV, 8.10%, 03/15/27 (b)(d)	6,000	6,855,063
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)	240	228,119
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)	480	384,000
Scotts Miracle-Gro Co., 4.00%, 04/01/31	364	272,090
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25% (a)(f)(g)	500	382,594
WESCO Distribution, Inc. (b)
7.13%, 06/15/25	1,485	1,481,778
7.25%, 06/15/28	1,354	1,339,106
WR Grace Holdings LLC (b)
5.63%, 10/01/24	1,493	1,446,433
5.63%, 08/15/29	2,611	1,922,349

		29,368,411

Commercial Services & Supplies — 1.0%
ADT Security Corp.
4.13%, 06/15/23	174	170,910

Security	Par (000)	Value

Commercial Services & Supplies (continued)
ADT Security Corp. (continued)
4.13%, 08/01/29 (b)	$91	$73,852
4.88%, 07/15/32 (b)	50	39,801
AerCap Global Aviation Trust, (3 mo. LIBOR US + 4.30%), 6.50%, 06/15/45 (a)(b)	5,000	4,589,217
APX Group, Inc., 5.75%, 07/15/29 (b)	555	429,676
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29 (b)(d)	73	60,722
CMB International Leasing Management Ltd., 1.88%, 08/12/25 (f)	200	186,538
Fortress Transportation & Infrastructure Investors LLC (b)
6.50%, 10/01/25	163	153,792
5.50%, 05/01/28	645	532,392
Herc Holdings, Inc., 5.50%, 07/15/27 (b)	683	623,511
Hertz Corp. (b)
4.63%, 12/01/26	249	208,184
5.00%, 12/01/29	177	136,290
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)	443	352,029
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)	356	298,150
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (b)	13	10,303
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.75%, 04/15/26	331	308,658
6.25%, 01/15/28	855	715,289
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)	482	413,710
United Rentals North America, Inc.
4.88%, 01/15/28	777	734,638
5.25%, 01/15/30	44	40,810
Williams Scotsman International, Inc., 4.63%, 08/15/28 (b)	541	461,202

		10,539,674

Communications Equipment — 0.4%
Avaya, Inc., 6.13%, 09/15/28 (b)	1,027	670,117
CommScope Technologies LLC, 6.00%, 06/15/25 (b)	942	814,830
CommScope, Inc. (b)
6.00%, 03/01/26	591	544,329
8.25%, 03/01/27	83	65,611
7.13%, 07/01/28 (d)	464	352,677
4.75%, 09/01/29	250	201,674
Nokia OYJ, 6.63%, 05/15/39	324	320,355
Viasat, Inc. (b)
5.63%, 09/15/25	731	591,258
5.63%, 04/15/27	243	210,112
6.50%, 07/15/28	287	197,691
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)	600	502,510

		4,471,164

Construction Materials (b) — 0.3%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28	1,004	859,936
3.88%, 11/15/29	41	32,779
BCPE Empire Holdings, Inc., 7.63%, 05/01/27	225	183,169
H&E Equipment Services, Inc., 3.88%, 12/15/28	132	106,755
IAA, Inc., 5.50%, 06/15/27	1,054	981,738
Picasso Finance Sub, Inc., 6.13%, 06/15/25	823	802,425

		2,966,802

Consumer Discretionary (b) — 0.8%
Carnival Corp.
10.50%, 02/01/26 (d)	1,407	1,400,626

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary (continued)
Carnival Corp. (continued)
5.75%, 03/01/27	$1,195	$863,125
9.88%, 08/01/27	1,285	1,252,875
4.00%, 08/01/28	1,999	1,639,180
6.00%, 05/01/29	662	465,128
CoreLogic, Inc., 4.50%, 05/01/28	869	669,130
Life Time, Inc., 8.00%, 04/15/26	187	166,664
NCL Corp. Ltd., 5.88%, 03/15/26	127	99,681
NCL Finance Ltd., 6.13%, 03/15/28	530	385,575
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28	768	713,242
5.88%, 10/01/30	400	367,264
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26	241	178,942
5.50%, 04/01/28	579	402,405
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29	385	303,574

		8,907,411

Consumer Finance — 1.1%
Block, Inc., 3.50%, 06/01/31 (b)	2,253	1,795,326
HealthEquity, Inc., 4.50%, 10/01/29 (b)	893	781,375
MPH Acquisition Holdings LLC, 5.50%, 09/01/28 (b)	452	402,279
Navient Corp.
7.25%, 09/25/23	299	295,828
6.13%, 03/25/24	59	55,940
5.50%, 03/15/29	547	421,688
OneMain Finance Corp.
7.13%, 03/15/26	1,231	1,137,727
3.50%, 01/15/27	627	501,600
6.63%, 01/15/28	506	452,243
5.38%, 11/15/29	85	68,881
4.00%, 09/15/30	296	219,410
S&P Global, Inc., 3.70%, 03/01/52 (b)	550	469,537
Sabre Global, Inc., 9.25%, 04/15/25 (b)	578	556,932
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)	609	538,959
Shinhan Card Co. Ltd., 1.38%, 10/19/25 (f)	200	182,840
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24	500	462,500
SLM Corp., 3.13%, 11/02/26	347	280,189
Verscend Escrow Corp., 9.75%, 08/15/26 (b)	3,791	3,686,747

		12,310,001

Containers & Packaging — 1.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27	309	305,826
3.25%, 09/01/28	200	170,714
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29	856	804,323
8.75%, 04/15/30	588	507,191
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	224	206,640
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	355	337,825
Graphic Packaging International LLC, 3.50%, 03/01/29 (b)	264	221,680
International Paper Co. (d)
8.70%, 06/15/38	4,000	5,168,738
7.30%, 11/15/39	10,000	11,672,012

Security	Par (000)	Value

Containers & Packaging (continued)
LABL, Inc., 5.88%, 11/01/28 (b)	$520	$419,862
Sealed Air Corp., 4.00%, 12/01/27 (b)	109	98,265

		19,913,076

Diversified Consumer Services — 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)
6.63%, 07/15/26 (d)	5,419	4,972,637
9.75%, 07/15/27	1,306	1,105,320
6.00%, 06/01/29	2,301	1,670,921
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)	2,154	1,760,515
Clarivate Science Holdings Corp. (b)
3.88%, 07/01/28	1,290	1,077,806
4.88%, 07/01/29	824	676,504
Service Corp. International
5.13%, 06/01/29	468	440,945
3.38%, 08/15/30	585	478,969
4.00%, 05/15/31	716	611,285

		12,794,902

Diversified Financial Services — 9.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)	724	600,790
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70% (a)(g)	3,375	2,676,425
Bank of America Corp., (SOFR + 1.83%), 4.57%, 04/27/33 (a)(d)	9,380	9,128,720
Barclays PLC (d)
4.84%, 05/09/28	4,000	3,848,014
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29 (a)	3,220	3,164,602
BNP Paribas S.A., (5 year CMT + 3.34%), 4.63% (a)(b)(g)	13,999	10,331,236
BOC Aviation Ltd., 3.00%, 09/11/29 (f)	200	178,100
Central Garden & Pet Co., 4.13%, 10/15/30	270	221,538
China Cinda 2020 I Management Ltd., 3.25%, 01/28/27 (f)	200	186,428
Citigroup, Inc., 6.68%, 09/13/43 (d)	4,125	4,626,623
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27 (f)	200	194,225
Credit Suisse AG, 6.50%, 08/08/23 (b)(d)	6,000	6,000,000
Credit Suisse Group AG, (5 year USD Swap + 4.60%), 7.50% (a)(b)(g)	3,250	3,092,498
Deutsche Bank AG, (SOFR + 1.87%), 2.13%, 11/24/26 (a)	3,260	2,894,462
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/25 (b)	377	371,811
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(i)	326	247,278
Goldman Sachs Group, Inc., (SOFR + 1.85%), 3.62%, 03/15/28 (a)	1,830	1,731,950
Intercontinental Exchange, Inc., 4.00%, 09/15/27	10,590	10,419,035
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)	200	159,958
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (b)	675	555,187
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27 (b)	96	77,503
Lloyds Banking Group PLC, 4.65%, 03/24/26 (d)	8,650	8,474,731
Manappuram Finance Ltd., 5.90%, 01/13/23 (f)	700	686,000
Morgan Stanley, (SOFR + 2.62%), 5.30%, 04/20/37 (a)	2,635	2,551,732

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
NatWest Group PLC
6.10%, 06/10/23	$2,500	$2,532,041
6.00%, 12/19/23 (d)	10,080	10,258,980
5.13%, 05/28/24 (d)	5,250	5,273,138
Shriram Transport Finance Co. Ltd. (f)
5.95%, 10/24/22	200	197,440
5.10%, 07/16/23	229	219,840
Spectrum Brands, Inc.
5.75%, 07/15/25	1,002	989,377
5.00%, 10/01/29 (b)	34	29,401
UBS Group AG, (1 year CMT + 1.55%), 4.49%, 05/12/26 (a)(b)(d)	2,585	2,575,125
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35 (a)(b)	6,135	4,958,207
Xiaomi Best Time International Ltd., 3.38%, 04/29/30	200	166,788

		99,619,183

Diversified Telecommunication Services — 7.1%
AT&T, Inc.
4.65%, 06/01/44	28	25,421
4.35%, 06/15/45	95	82,942
3.50%, 09/15/53 (d)	15,960	12,097,657
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)	1,313	1,116,812
Frontier Communications Holdings LLC, 8.75%, 05/15/30 (b)	472	477,187
Level 3 Financing, Inc.
5.38%, 05/01/25	614	594,702
4.63%, 09/15/27 (b)	1,065	907,912
4.25%, 07/01/28 (b)	188	150,635
3.63%, 01/15/29 (b)	220	169,631
3.75%, 07/15/29 (b)	181	139,950
Lumen Technologies, Inc.
5.63%, 04/01/25	1,909	1,810,266
5.13%, 12/15/26 (b)	1,080	909,166
4.00%, 02/15/27 (b)	1,320	1,116,390
4.50%, 01/15/29 (b)	1,026	763,749
5.38%, 06/15/29 (b)	988	782,274
Series U, 7.65%, 03/15/42	323	247,902
Series Y, 7.50%, 04/01/24	290	286,012
PLDT, Inc., 2.50%, 01/23/31 (f)	200	165,600
SoftBank Group Corp., (5 year USD ICE Swap + 4.23%), 6.00% (a)(f)(g)	300	267,000
Sprint Capital Corp.
6.88%, 11/15/28	2,935	3,086,211
8.75%, 03/15/32	2,015	2,425,012
Switch Ltd. (b)
3.75%, 09/15/28	677	669,655
4.13%, 06/15/29	1,200	1,187,809
Telecom Italia Capital SA
6.38%, 11/15/33	442	341,312
6.00%, 09/30/34	818	616,993
7.20%, 07/18/36	186	141,220
7.72%, 06/04/38	319	246,108
Telecom Italia SpA, 5.30%, 05/30/24 (b)	1,062	1,020,423
Telefonica Emisiones SA, 5.21%, 03/08/47	5,000	4,431,112
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30 (b)	325	224,835
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28 (b)	522	429,288

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (d)
6.40%, 09/15/33	$9,475	$10,658,843
6.55%, 09/15/43	13,225	15,932,354
5.01%, 04/15/49	6,998	7,103,726
Zayo Group Holdings, Inc. (b)
4.00%, 03/01/27	5,652	4,688,843
6.13%, 03/01/28	3,249	2,346,135

		77,661,087

Electric Utilities — 4.3%
Dominion Energy, Inc., Series C, (5 year CMT + 3.20%), 4.35% (a)(g)	2,020	1,661,450
Edison International, Series A, (5 year CMT + 4.70%), 5.38% (a)(g)	6,851	5,566,437
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76 (a)	7,500	7,237,275
FirstEnergy Corp.
2.65%, 03/01/30	612	504,900
Series B, 2.25%, 09/01/30	46	36,455
Series C, 3.40%, 03/01/50	1,065	721,963
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (b)	889	830,958
Korea Western Power Co. Ltd., 4.13%, 06/28/25	200	200,640
NextEra Energy Capital Holdings, Inc. (a)
(3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77	5,000	4,098,499
(5 year CMT + 2.55%), 3.80%, 03/15/82	3,279	2,632,228
NextEra Energy Operating Partners LP (b)
4.25%, 07/15/24	712	681,099
4.25%, 09/15/24	26	24,765
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42 (d)	2,750	2,911,674
Pacific Gas & Electric Co., 4.20%, 06/01/41	2,310	1,691,534
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.25%, 10/24/42 (f)	200	170,975
PG&E Corp., 5.25%, 07/01/30	226	185,926
Progress Energy, Inc., 7.00%, 10/30/31 (d)	12,000	13,475,517
Sempra Energy, (5 year CMT + 4.55%), 4.88% (a)(g)	4,375	4,024,916
State Grid Overseas Investment BVI Ltd., 3.50%, 05/04/27 (f)	200	197,986

		46,855,197

Electrical Equipment (b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	714	662,235
GrafTech Finance, Inc., 4.63%, 12/15/28	296	239,610

		901,845

Electronic Equipment, Instruments & Components (b) — 0.3%
BWX Technologies, Inc.
4.13%, 06/30/28	70	62,300
4.13%, 04/15/29	248	217,620
Energizer Holdings, Inc.
4.75%, 06/15/28	244	193,668
4.38%, 03/31/29	41	31,477
Imola Merger Corp., 4.75%, 05/15/29	1,384	1,157,937
Vertiv Group Corp., 4.13%, 11/15/28	1,351	1,096,904

		2,759,906

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27	515	469,613
6.25%, 04/01/28	607	537,377
Petroleos Mexicanos, 6.70%, 02/16/32	695	526,462

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy Equipment & Services (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	$449	$408,455
6.88%, 09/01/27	549	487,238
Weatherford International Ltd. (b)
6.50%, 09/15/28	27	24,233
8.63%, 04/30/30	418	346,851

		2,800,229

Entertainment (b) — 0.1%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/29	572	483,340
Lindblad Expeditions LLC, 6.75%, 02/15/27	410	351,575
NCL Corp. Ltd., 7.75%, 02/15/29	202	154,530

		989,445

Environmental, Maintenance & Security Service — 0.6%
Clean Harbors, Inc., 5.13%, 07/15/29 (b)	1,278	1,159,785
Covanta Holding Corp.
4.88%, 12/01/29 (b)	235	191,224
5.00%, 09/01/30	293	239,176
GFL Environmental, Inc. (b)
3.75%, 08/01/25	297	275,468
5.13%, 12/15/26 (d)	2,289	2,188,970
4.00%, 08/01/28	235	193,875
3.50%, 09/01/28	504	432,180
4.75%, 06/15/29	603	498,983
4.38%, 08/15/29	123	99,015
Tervita Corp., 11.00%, 12/01/25 (b)	182	197,925
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)	1,151	1,022,433

		6,499,034

Equity Real Estate Investment Trusts (REITs) — 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (b)	364	301,842
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)	258	215,608
Iron Mountain, Inc. (b)
4.88%, 09/15/27	606	547,551
5.63%, 07/15/32	778	657,858
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	178	162,811
4.63%, 08/01/29	965	846,788
3.50%, 03/15/31	2,778	2,189,509
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,529	1,356,391
RLJ Lodging Trust LP, 4.00%, 09/15/29 (b)	199	163,461

		6,441,819

Food & Staples Retailing — 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26	1,296	1,128,752
4.63%, 01/15/27	1,885	1,683,908
5.88%, 02/15/28	928	867,337
4.88%, 02/15/30	142	121,813
CK Hutchison International 21 Ltd., 3.13%, 04/15/41 (f)	200	161,866
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)	518	516,265
General Mills, Inc., 4.20%, 04/17/28	620	615,124
Kraft Heinz Foods Co.
4.25%, 03/01/31	68	64,661
5.00%, 07/15/35	214	207,160
7.13%, 08/01/39 (b)(d)	4,415	4,945,746
4.63%, 10/01/39	100	87,759
5.00%, 06/04/42	12	10,963

Security	Par (000)	Value

Food & Staples Retailing (continued)
Kraft Heinz Foods Co. (continued)
4.38%, 06/01/46	$158	$131,678
4.88%, 10/01/49	263	232,295
5.50%, 06/01/50	2,825	2,711,757
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28	284	267,275
4.13%, 01/31/30	515	445,764
4.38%, 01/31/32	597	519,390
Performance Food Group, Inc., 4.25%, 08/01/29 (b)	700	584,500
Post Holdings, Inc. (b)
5.63%, 01/15/28	428	406,258
4.63%, 04/15/30	596	502,887
U.S. Foods, Inc., 4.75%, 02/15/29 (b)	595	520,143
Walmart, Inc., 5.25%, 09/01/35 (d)	5,150	5,716,830

		22,450,131

Food Products (b) — 0.5%
Aramark Services, Inc.
5.00%, 04/01/25	1,367	1,309,784
6.38%, 05/01/25	1,154	1,129,016
5.00%, 02/01/28	170	154,056
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25	1,321	1,213,165
4.63%, 11/15/28	250	211,250
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31	576	472,543
Pilgrim’s Pride Corp., 3.50%, 03/01/32	387	302,344
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29	624	527,530

		5,319,688

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (b)	237	201,539

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. (b)
4.63%, 07/15/28	2,051	1,880,152
3.88%, 11/01/29	396	346,361
Embecta Corp., 6.75%, 02/15/30 (b)	255	229,584
Hologic, Inc., 3.25%, 02/15/29 (b)	25	21,368
Medtronic, Inc., 4.63%, 03/15/45 (d)	647	648,827

		3,126,292

Health Care Providers & Services — 4.7%
180 Medical, Inc., 3.88%, 10/15/29 (b)	282	243,930
AdaptHealth LLC, 5.13%, 03/01/30 (b)	55	46,360
Aetna, Inc., 3.88%, 08/15/47	3,500	2,891,238
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)	580	426,126
Centene Corp.
2.45%, 07/15/28	1,241	1,035,044
4.63%, 12/15/29	2,027	1,890,177
3.00%, 10/15/30	1,873	1,552,249
2.50%, 03/01/31	2,740	2,174,902
2.63%, 08/01/31	700	556,850
CHS/Community Health Systems, Inc. (b)
8.00%, 03/15/26	1,082	985,367
5.63%, 03/15/27	1,072	907,309
6.00%, 01/15/29	812	672,677
6.13%, 04/01/30	564	344,040
Elevance Health, Inc., 4.55%, 03/01/48 (d)	5,000	4,727,950
Encompass Health Corp.
4.50%, 02/01/28	106	90,747

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp. (continued)
4.75%, 02/01/30	$1,103	$924,358
4.63%, 04/01/31	250	202,431
HCA, Inc.
5.38%, 09/01/26	359	355,979
5.63%, 09/01/28	833	819,418
5.25%, 06/15/49	3,500	3,014,376
Legacy LifePoint Health LLC (b)
6.75%, 04/15/25	409	395,343
4.38%, 02/15/27	491	420,698
LifePoint Health, Inc., 5.38%, 01/15/29 (b)(d)	184	135,240
Medline Borrower LP, 5.25%, 10/01/29 (b)	2,133	1,751,833
ModivCare, Inc., 5.88%, 11/15/25 (b)	152	139,840
Molina Healthcare, Inc. (b)
4.38%, 06/15/28	659	588,666
3.88%, 11/15/30	491	419,697
3.88%, 05/15/32	509	426,840
Owens & Minor, Inc., 6.63%, 04/01/30 (b)	246	224,714
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)	432	368,712
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)	72	70,020
Surgery Center Holdings, Inc. (b)
6.75%, 07/01/25	375	343,703
10.00%, 04/15/27	892	864,031
Teleflex, Inc.
4.63%, 11/15/27	70	64,575
4.25%, 06/01/28 (b)	748	675,844
Tenet Healthcare Corp.
4.63%, 07/15/24	471	452,033
4.63%, 09/01/24 (b)	882	846,720
4.88%, 01/01/26 (b)(d)	4,122	3,792,240
6.25%, 02/01/27 (b)	89	81,917
5.13%, 11/01/27 (b)	2,324	2,091,600
4.63%, 06/15/28 (b)	37	32,219
6.13%, 06/15/30 (b)	471	434,535
UnitedHealth Group, Inc., 6.88%, 02/15/38 (d)	10,000	12,383,202

		50,865,750

Health Care Technology (b) — 0.6%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27	733	689,995
3.50%, 04/01/30	645	526,274
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25	601	585,188
Charles River Laboratories International, Inc.
4.25%, 05/01/28	324	291,053
3.75%, 03/15/29	141	122,367
4.00%, 03/15/31	204	173,899
IQVIA, Inc.
5.00%, 10/15/26	554	527,591
5.00%, 05/15/27	592	560,091
Minerva Merger Sub, Inc., 6.50%, 02/15/30	1,117	928,886
Syneos Health, Inc., 3.63%, 01/15/29	1,874	1,586,956

		5,992,300

Hotels, Restaurants & Leisure — 3.0%
1011778 BC ULC/New Red Finance, Inc. (b)
5.75%, 04/15/25	552	555,215
3.88%, 01/15/28	1,493	1,295,805
4.38%, 01/15/28	2,509	2,193,619

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
1011778 BC ULC/New Red Finance, Inc. (b) (continued)
4.00%, 10/15/30	$232	$186,180
Boyd Gaming Corp.
4.75%, 12/01/27	393	355,665
4.75%, 06/15/31 (b)	775	654,890
Boyne USA, Inc., 4.75%, 05/15/29 (b)	508	439,898
Caesars Entertainment, Inc. (b)
6.25%, 07/01/25	3,215	3,098,392
8.13%, 07/01/27	3,127	3,021,464
4.63%, 10/15/29	1,499	1,165,472
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)	1,048	1,002,213
Carnival Corp., 7.63%, 03/01/26 (b)	149	115,406
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)	1,311	1,193,010
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)	408	395,760
Champion Path Holdings Ltd. (f)
4.50%, 01/27/26	500	310,000
4.85%, 01/27/28	500	285,875
Churchill Downs, Inc. (b)
5.50%, 04/01/27	1,730	1,643,500
4.75%, 01/15/28	442	393,380
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29	807	687,967
6.75%, 01/15/30	521	399,867
Fortune Star BVI Ltd. (f)
6.75%, 07/02/23	200	157,175
5.95%, 10/19/25	269	164,090
5.00%, 05/18/26	344	206,400
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 (b)	319	312,620
5.75%, 05/01/28 (b)	451	428,824
3.75%, 05/01/29 (b)	239	202,708
4.88%, 01/15/30	1,316	1,189,335
4.00%, 05/01/31 (b)	483	401,373
Las Vegas Sands Corp.
3.50%, 08/18/26	96	83,434
3.90%, 08/08/29	88	71,904
Marriott International, Inc., Series EE, 5.75%, 05/01/25	1,295	1,343,451
McDonald’s Corp., 4.20%, 04/01/50 (d)	480	428,680
Melco Resorts Finance Ltd. (f)
5.25%, 04/26/26	300	210,000
5.75%, 07/21/28	300	189,000
5.38%, 12/04/29	383	227,885
MGM China Holdings Ltd., 5.88%, 05/15/26 (f)	200	151,850
MGM Resorts International, 6.00%, 03/15/23	1,335	1,331,903
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)	487	396,905
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29	242	172,294
5.88%, 09/01/31	242	167,951
Royal Caribbean Cruises Ltd., 5.38%, 07/15/27 (b)	679	493,545
Scientific Games International, Inc. (b)
8.63%, 07/01/25	442	453,094
7.00%, 05/15/28	451	423,232
7.25%, 11/15/29	218	204,443

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)	$591	$598,287
Station Casinos LLC, 4.63%, 12/01/31 (b)	611	476,580
Studio City Finance Ltd. (f)
6.50%, 01/15/28	300	168,750
5.00%, 01/15/29	530	264,271
Sunny Express Enterprises Corp., 2.95%, 03/01/27 (f)	200	191,330
Vail Resorts, Inc., 6.25%, 05/15/25 (b)	341	340,581
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(d)	602	515,607
Wynn Macau Ltd. (f)
4.88%, 10/01/24	200	145,124
5.50%, 01/15/26	230	158,987
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (b)	1,103	868,723
Yum! Brands, Inc.
4.75%, 01/15/30 (b)	135	122,513
3.63%, 03/15/31	134	112,560

		32,768,987

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30 (b)	770	559,405
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)	507	448,229
Lennar Corp., 5.25%, 06/01/26	890	902,894
Mattamy Group Corp., 4.63%, 03/01/30 (b)	427	312,058
Midea Investment Development Co. Ltd., 2.88%, 02/24/27 (f)	200	188,346
NCR Corp. (b)
5.75%, 09/01/27	512	454,415
5.00%, 10/01/28	241	204,343
5.13%, 04/15/29	159	134,473
6.13%, 09/01/29	175	151,350
PulteGroup, Inc.
5.00%, 01/15/27	55	54,995
7.88%, 06/15/32	56	63,072
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)	684	459,990
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29	471	379,409
3.88%, 10/15/31	344	258,000
Toll Brothers Finance Corp., 4.35%, 02/15/28	35	31,627

		4,602,606

Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp. (b)
5.25%, 06/01/26	379	360,050
4.50%, 02/15/28	438	397,650
5.13%, 03/15/28	2,807	2,471,002
5.00%, 02/01/31	3	2,425
Clearway Energy Operating LLC (b)
4.75%, 03/15/28	630	566,799
3.75%, 01/15/32	307	243,298
Greenko Dutch BV, 3.85%, 03/29/26 (f)	782	662,592
Hanwha Energy USA Holdings Corp., 4.13%, 07/05/25 (f)(h)	200	200,702
India Green Energy Holdings, 5.38%, 04/29/24 (f)	250	233,750
India Green Power Holdings, 4.00%, 02/22/27 (f)	700	542,500
NRG Energy, Inc.
6.63%, 01/15/27	618	605,255
5.75%, 01/15/28	52	47,264
5.25%, 06/15/29 (b)	960	856,800
3.63%, 02/15/31 (b)	514	402,971

Security	Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
ReNew Power Pvt Ltd., 5.88%, 03/05/27 (f)	$200	$181,288
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (f)	550	429,688
SMC Global Power Holdings Corp., (5 year CMT + 7.16%), 5.45% (a)(f)(g)	300	270,750
TerraForm Power Operating LLC (b)
5.00%, 01/31/28	231	209,226
4.75%, 01/15/30	127	108,774

		8,792,784

Insurance — 3.9%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)	478	374,174
AIA Group Ltd., (5 year CMT + 1.76%), 2.70% (a)(f)(g)	200	178,000
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
4.25%, 10/15/27	88	76,170
6.75%, 10/15/27	2,839	2,519,272
5.88%, 11/01/29	127	105,386
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53 (a)(d)	5,000	4,381,250
AmWINS Group, Inc., 4.88%, 06/30/29 (b)	551	451,226
Aon Global Ltd., 4.25%, 12/12/42 (d)	6,500	5,600,968
Farmers Exchange Capital II, (3 mo. LIBOR US + 3.74%), 6.15%, 11/01/53 (a)(b)	4,890	5,169,291
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)	87	81,445
Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70% (a)(f)(g)	200	199,100
HUB International Ltd. (b)
7.00%, 05/01/26	1,724	1,621,250
5.63%, 12/01/29	181	149,515
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40 (b)(d)	12,000	13,080,408
Principal Financial Group, Inc., (3 mo. LIBOR US + 3.04%), 4.46%, 05/15/55 (a)	5,000	4,475,180
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38% (a)(g)	5,000	4,400,000

		42,862,635

Interactive Media & Services — 0.6%
Baidu, Inc., 1.63%, 02/23/27	200	177,136
Cablevision Lightpath LLC (b)
3.88%, 09/15/27	368	304,520
5.63%, 09/15/28	540	422,420
Netflix, Inc.
3.63%, 06/15/25 (b)	210	200,208
5.88%, 11/15/28	1,698	1,660,152
5.38%, 11/15/29 (b)	2,007	1,896,615
4.88%, 06/15/30 (b)	461	421,928
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)	614	505,661
Tencent Holdings Ltd., 3.60%, 01/19/28 (f)	400	380,512
Twitter, Inc. (b)
3.88%, 12/15/27	766	722,150
5.00%, 03/01/30	192	182,160

		6,873,462

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.
3.60%, 11/28/24	200	198,668

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet & Direct Marketing Retail (continued)
Alibaba Group Holding Ltd. (continued)
3.40%, 12/06/27	$200	$191,164
Amazon.com, Inc., 2.70%, 06/03/60 (d)	3,614	2,447,869

		2,837,701

Internet Software & Services — 1.0%
ANGI Group LLC, 3.88%, 08/15/28 (b)	582	443,134
Booking Holdings, Inc., 3.55%, 03/15/28 (d)	3,375	3,252,884
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
5.25%, 12/01/27	370	338,550
3.50%, 03/01/29	317	267,260
Match Group Holdings II LLC (b)
4.13%, 08/01/30	383	319,845
3.63%, 10/01/31	305	240,187
Uber Technologies, Inc. (b)
7.50%, 05/15/25	1,750	1,733,323
8.00%, 11/01/26	481	478,835
7.50%, 09/15/27	2,069	2,004,406
6.25%, 01/15/28	581	537,332
4.50%, 08/15/29	1,982	1,630,195

		11,245,951

IT Services — 0.8%
Booz Allen Hamilton, Inc. (b)
3.88%, 09/01/28	561	496,485
4.00%, 07/01/29	945	823,974
CA Magnum Holdings
5.38%, 10/31/26 (b)	964	833,860
5.38%, 10/31/26 (f)	700	605,500
Camelot Finance SA, 4.50%, 11/01/26 (b)	1,254	1,143,772
Condor Merger Sub, Inc., 7.38%, 02/15/30 (b)	1,273	1,034,656
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)	262	226,303
Fair Isaac Corp., 4.00%, 06/15/28 (b)	393	348,135
Gartner, Inc. (b)
4.50%, 07/01/28	743	682,226
3.63%, 06/15/29	138	119,559
3.75%, 10/01/30	792	674,190
Twilio, Inc., 3.88%, 03/15/31	810	666,444
Wipro IT Services LLC, 1.50%, 06/23/26 (f)	200	178,313
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)	989	828,428

		8,661,845

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29 (b)	213	191,401
6.20%, 10/01/40	513	489,915
5.45%, 11/01/41	753	660,947

		1,342,263

Machinery (b) — 0.4%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (i)	166	161,020
Madison IAQ LLC, 5.88%, 06/30/29	645	494,276
Terex Corp., 5.00%, 05/15/29	688	584,800
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26	1,550	1,424,760
TK Elevator Holdco GmbH, 7.63%, 07/15/28	596	534,910
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27	1,747	1,557,564

		4,757,330

Security	Par (000)	Value

Media — 9.9%
Altice Financing SA (b)
5.00%, 01/15/28	$863	$695,440
5.75%, 08/15/29	2,009	1,612,222
Altice France Holding SA, 10.50%, 05/15/27 (b)	5,291	4,439,890
AMC Networks, Inc., 4.25%, 02/15/29	263	213,080
Cable One, Inc., 4.00%, 11/15/30 (b)	521	427,991
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (b)(d)	2,592	2,446,200
5.00%, 02/01/28 (b)	274	252,820
5.38%, 06/01/29 (b)	1,823	1,629,470
4.75%, 03/01/30 (b)	579	495,190
4.50%, 08/15/30 (b)	3,257	2,704,216
4.25%, 02/01/31 (b)	1,749	1,425,435
4.75%, 02/01/32 (b)	593	485,548
4.50%, 05/01/32	341	276,108
4.50%, 06/01/33 (b)	326	256,895
4.25%, 01/15/34 (b)	2,197	1,697,182
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	479	481,737
6.48%, 10/23/45 (d)	9,584	9,317,274
5.38%, 05/01/47	1,500	1,277,192
6.83%, 10/23/55	3,540	3,557,672
Clear Channel Outdoor Holdings, Inc. (b)
5.13%, 08/15/27 (d)	5,585	4,715,583
7.75%, 04/15/28	2,155	1,567,913
7.50%, 06/01/29 (d)	1,931	1,388,505
Comcast Corp.
3.75%, 04/01/40	545	477,671
2.99%, 11/01/63	5,558	3,790,961
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)(d)	4,514	4,056,416
Cox Communications, Inc., 8.38%, 03/01/39 (b)	5,000	6,493,127
CSC Holdings LLC
5.25%, 06/01/24	1,061	992,035
5.38%, 02/01/28 (b)	336	290,640
7.50%, 04/01/28 (b)	877	732,295
5.75%, 01/15/30 (b)	406	295,377
4.13%, 12/01/30 (b)	2,480	1,934,400
3.38%, 02/15/31 (b)	225	166,345
4.50%, 11/15/31 (b)	680	524,382
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27 (b)	897	765,204
Discovery Communications LLC, 4.88%, 04/01/43	4,000	3,325,942
DISH DBS Corp.
5.88%, 07/15/22	2,545	2,530,570
7.75%, 07/01/26	1,110	865,245
5.25%, 12/01/26 (b)	2,398	1,879,648
5.75%, 12/01/28 (b)	1,904	1,409,741
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27	911	819,082
5.00%, 05/01/28	414	351,900
6.75%, 05/01/29	1,212	996,870
6.00%, 01/15/30	536	412,425
GCI LLC, 4.75%, 10/15/28 (b)	251	217,479
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20% (a)(f)(g)	700	651,000
Gray Television, Inc., 7.00%, 05/15/27 (b)	415	399,437
iHeartCommunications, Inc.
6.38%, 05/01/26	370	342,696
5.25%, 08/15/27 (b)	376	321,792

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
iHeartCommunications, Inc. (continued)
4.75%, 01/15/28 (b)	$184	$151,631
Iliad Holding SASU (b)
6.50%, 10/15/26	978	880,171
7.00%, 10/15/28	757	658,541
Lamar Media Corp., 4.00%, 02/15/30	307	257,773
LCPR Senior Secured Financing DAC (b)
6.75%, 10/15/27	860	802,234
5.13%, 07/15/29	1,214	1,013,690
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(i)	508	261,446
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)	1,340	1,045,200
Live Nation Entertainment, Inc. (b)
4.88%, 11/01/24	136	129,880
6.50%, 05/15/27	2,379	2,339,556
4.75%, 10/15/27	606	537,231
3.75%, 01/15/28	150	129,375
Magallanes, Inc., 3.43%, 03/15/24 (b)	1,460	1,431,285
Network i2i Ltd., (5 year CMT + 4.27%), 5.65% (a)(f)(g)	695	643,222
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27	476	415,905
4.25%, 01/15/29	336	267,664
4.63%, 03/15/30	55	43,333
Paramount Global, 5.85%, 09/01/43	1,300	1,214,553
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26	1,459	1,258,067
6.50%, 09/15/28	3,116	2,408,278
Scripps Escrow II, Inc., 3.88%, 01/15/29 (b)	37	31,007
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)	817	648,016
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26	1,020	910,075
5.00%, 08/01/27	596	552,802
4.00%, 07/15/28	619	535,435
5.50%, 07/01/29	1,008	918,540
3.88%, 09/01/31	601	478,546
Stagwell Global LLC, 5.63%, 08/15/29 (b)	209	167,938
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)	1,000	882,400
Time Warner Cable LLC, 6.55%, 05/01/37	3,519	3,523,486
Univision Communications, Inc. (b)
6.63%, 06/01/27	113	107,588
7.38%, 06/30/30	215	210,163
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)	934	761,210
Videotron Ltd., 3.63%, 06/15/29 (b)	421	341,751
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)	1,452	1,201,485
Walt Disney Co., 2.75%, 09/01/49	3,614	2,579,650
WMG Acquisition Corp., 3.88%, 07/15/30 (b)	263	218,698
Ziggo Bonds Co. BV, 6.00%, 01/15/27 (b)	955	845,175
Ziggo BV, 4.88%, 01/15/30 (b)	605	513,005

		107,722,248

Metals & Mining — 2.1%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28 (f)	306	287,640
Allegheny Technologies, Inc., 5.13%, 10/01/31	656	502,523
Arconic Corp. (b)
6.00%, 05/15/25	705	687,589
6.13%, 02/15/28	552	515,447
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)	2,193	2,034,984

Security	Par (000)	Value

Metals & Mining (continued)
Commercial Metals Co., 4.88%, 05/15/23	$2,194	$2,180,288
Constellium SE (b)
5.88%, 02/15/26	996	929,915
3.75%, 04/15/29	1,731	1,372,809
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32 (b)	708	637,200
JSW Steel Ltd., 3.95%, 04/05/27 (f)	500	401,250
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28	988	822,530
4.50%, 06/01/31	700	529,816
Mineral Resources Ltd. (b)
8.00%, 11/01/27	214	208,650
8.50%, 05/01/30	218	214,730
Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/24 (f)	200	134,600
New Gold, Inc., 7.50%, 07/15/27 (b)	1,357	1,180,590
Novelis Corp. (b)
3.25%, 11/15/26	942	796,249
4.75%, 01/30/30	2,489	2,068,807
3.88%, 08/15/31	832	640,798
Periama Holdings LLC, 5.95%, 04/19/26 (f)	200	178,000
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)	249	211,878
Southern Copper Corp., 5.88%, 04/23/45 (d)	3,870	4,007,385
Steel Dynamics, Inc., 3.25%, 10/15/50	1,145	787,390
U.S. Steel Corp., 6.88%, 03/01/29	752	656,188
Vedanta Resources Finance II PLC (f)
13.88%, 01/21/24	400	356,000
8.95%, 03/11/25	200	158,000

		22,501,256

Multiline Retail — 0.1%
Bath & Body Works, Inc., 6.88%, 11/01/35	456	370,500
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)	820	755,696

		1,126,196

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.38%, 04/15/28 (b)	176	155,320
Lam Research Corp., 4.88%, 03/15/49	875	889,328

		1,044,648

Oil, Gas & Consumable Fuels — 14.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)	839	815,298
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27	713	663,090
5.75%, 01/15/28	127	115,623
5.38%, 06/15/29	425	380,613
Apache Corp.
4.25%, 01/15/30	469	415,651
5.10%, 09/01/40	346	292,155
5.25%, 02/01/42	57	47,679
5.35%, 07/01/49	198	156,448
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27	916	1,149,748
5.88%, 06/30/29	26	22,880
Buckeye Partners LP
4.13%, 03/01/25 (b)	594	549,943
5.85%, 11/15/43	383	271,930
5.60%, 10/15/44	191	133,007

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.
6.13%, 10/01/24	$282	$286,343
9.00%, 04/01/25 (b)	2,272	2,408,320
6.38%, 07/01/26	178	164,205
8.00%, 08/01/28 (b)	1,141	1,096,045
7.50%, 06/15/30 (b)	912	839,168
Cenovus Energy, Inc.
5.38%, 07/15/25	1,186	1,220,696
5.40%, 06/15/47	77	73,962
Centennial Resource Production LLC, 6.88%, 04/01/27 (b)	168	159,539
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 06/15/29 (b)	929	894,162
Cheniere Energy Partners LP
4.50%, 10/01/29	1,299	1,159,617
4.00%, 03/01/31	567	482,120
3.25%, 01/31/32 (b)	1,036	815,850
Cheniere Energy, Inc., 4.63%, 10/15/28	3,887	3,500,516
Chesapeake Energy Corp. (b)
5.88%, 02/01/29	80	75,440
6.75%, 04/15/29	1,024	990,239
CNOOC Finance 2013 Ltd., 2.88%, 09/30/29	200	184,787
CNOOC Petroleum North America ULC, 6.40%, 05/15/37 (d)	2,000	2,221,625
CNX Resources Corp., 6.00%, 01/15/29 (b)	78	72,868
Colgate Energy Partners III LLC (b)
7.75%, 02/15/26	276	262,375
5.88%, 07/01/29 (d)	452	396,065
Comstock Resources, Inc. (b)
6.75%, 03/01/29	792	709,181
5.88%, 01/15/30	1,107	952,020
Coterra Energy, Inc., 4.38%, 06/01/24 (b)	38	37,982
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)	1,968	1,675,831
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	1,096	997,360
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27	189	168,210
6.00%, 02/01/29	97	84,640
8.00%, 04/01/29	286	265,625
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25 (b)	1,702	1,599,880
DCP Midstream Operating LP (b)
6.45%, 11/03/36	177	173,460
6.75%, 09/15/37	1,218	1,158,622
Devon Energy Corp.
8.25%, 08/01/23	811	842,974
5.25%, 09/15/24	100	102,014
5.25%, 10/15/27	130	131,552
5.88%, 06/15/28	204	208,135
4.50%, 01/15/30	117	110,518
Diamondback Energy, Inc., 3.50%, 12/01/29	692	633,847
DT Midstream, Inc. (b)
4.13%, 06/15/29	842	713,595
4.38%, 06/15/31	876	733,650
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (b)	507	479,749
eG Global Finance PLC (b)
6.75%, 02/07/25	703	662,848
8.50%, 10/30/25	787	762,406
Enbridge, Inc. (a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78	5,000	4,450,693

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (a) (continued)
Series 16-A, (3 mo. LIBOR US + 3.89%), 6.00%, 01/15/77	$5,880	$5,439,254
Endeavor Energy Resources LP/EER Finance, Inc. (b)
6.63%, 07/15/25	322	323,578
5.75%, 01/30/28	518	493,473
Energy Transfer LP
5.50%, 06/01/27	406	412,094
6.13%, 12/15/45	3,579	3,413,568
Series B, (3 mo. LIBOR US + 4.16%), 6.63% (a)(g)	5,000	3,681,958
EnLink Midstream LLC
5.63%, 01/15/28 (b)	546	500,828
5.38%, 06/01/29	645	564,509
EnLink Midstream Partners LP
4.40%, 04/01/24	613	598,377
4.15%, 06/01/25	48	44,682
4.85%, 07/15/26	64	59,040
5.60%, 04/01/44	626	443,341
5.05%, 04/01/45	68	45,985
5.45%, 06/01/47	215	152,164
Enterprise Products Operating LLC
4.90%, 05/15/46 (d)	5,375	4,911,918
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77 (a)	4,800	3,987,749
EQM Midstream Partners LP
4.13%, 12/01/26	226	195,207
7.50%, 06/01/30 (b)	141	135,451
4.75%, 01/15/31 (b)	1,052	838,970
Exxon Mobil Corp., 3.45%, 04/15/51 (d)	3,890	3,178,007
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/36 (f)	200	161,662
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28	293	253,460
GS Caltex Corp., 4.50%, 01/05/26 (h)	200	199,423
Gulfport Energy Corp., 8.00%, 05/17/26 (b)	53	51,646
Harbour Energy PLC, 5.50%, 10/15/26 (b)	200	179,750
Harvest Midstream I LP, 7.50%, 09/01/28 (b)	115	108,012
Hess Corp., 5.80%, 04/01/47 (d)	5,000	4,986,549
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)	497	416,220
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (b)	116	109,331
ITT Holdings LLC, 6.50%, 08/01/29 (b)	711	568,800
Kinder Morgan, Inc.
7.80%, 08/01/31	197	228,880
7.75%, 01/15/32 (d)	4,586	5,350,804
Kinetik Holdings LP, 5.88%, 06/15/30 (b)	928	884,027
Marathon Petroleum Corp., 5.13%, 12/15/26	937	958,880
Matador Resources Co., 5.88%, 09/15/26	1,584	1,522,668
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (f)	300	253,500
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/28 (f)	400	332,000
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26 (f)	200	181,500
MPLX LP
5.20%, 03/01/47	3,500	3,172,804
4.70%, 04/15/48 (d)	5,000	4,203,156
5.50%, 02/15/49	2,640	2,448,665
Murphy Oil Corp.
5.75%, 08/15/25	3	2,969
5.88%, 12/01/27	46	42,929
6.13%, 12/01/42	47	35,133
Murphy Oil USA, Inc., 4.75%, 09/15/29	323	290,719
Nabors Industries Ltd. (b)
7.25%, 01/15/26	139	123,272

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Nabors Industries Ltd. (b) (continued)
7.50%, 01/15/28	$354	$304,440
Nabors Industries, Inc., 7.38%, 05/15/27 (b)	620	589,000
New Fortress Energy, Inc. (b)
6.75%, 09/15/25	1,419	1,340,955
6.50%, 09/30/26	1,543	1,397,590
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)	364	327,600
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)	1,117	1,215,560
Northern Oil & Gas, Inc., 8.13%, 03/01/28 (b)	1,330	1,253,525
NuStar Logistics LP
6.00%, 06/01/26	373	348,755
6.38%, 10/01/30	45	39,097
Occidental Petroleum Corp.
6.95%, 07/01/24	92	94,760
8.00%, 07/15/25	60	63,150
5.88%, 09/01/25	195	194,152
5.50%, 12/01/25	289	284,665
8.88%, 07/15/30	159	182,544
6.63%, 09/01/30	1,685	1,735,550
6.13%, 01/01/31	255	258,423
6.45%, 09/15/36	161	165,025
6.20%, 03/15/40	1,521	1,498,185
6.60%, 03/15/46	66	70,092
PDC Energy, Inc., 5.75%, 05/15/26	759	708,018
Pertamina Persero PT, 2.30%, 02/09/31 (f)	200	161,844
Petroleos Mexicanos
3.50%, 01/30/23	5,000	4,906,250
4.63%, 09/21/23 (d)	3,965	3,867,461
Petronas Energy Canada Ltd., 2.11%, 03/23/28 (f)	200	180,500
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13% (a)(g)	2,215	1,572,650
Qatar Energy, 2.25%, 07/12/31 (f)	200	171,000
Range Resources Corp.
5.00%, 03/15/23	551	546,867
4.88%, 05/15/25	30	29,262
Reliance Industries Ltd., 2.88%, 01/12/32 (f)	250	207,785
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)	667	606,950
Rockies Express Pipeline LLC, 6.88%, 04/15/40 (b)	580	479,950
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (d)	10,510	10,609,669
5.75%, 05/15/24 (d)	2,575	2,626,087
5.88%, 06/30/26	1,481	1,530,215
Sinopec Group Overseas Development 2017 Ltd., 3.63%, 04/12/27 (f)	200	198,814
Sinopec Group Overseas Development 2018 Ltd., 2.30%, 01/08/31	200	174,658
SM Energy Co.
5.63%, 06/01/25	44	41,580
6.75%, 09/15/26	327	308,480
6.63%, 01/15/27	121	113,135
6.50%, 07/15/28	241	221,649
Southwestern Energy Co.
5.95%, 01/23/25	29	28,649
5.38%, 02/01/29	392	363,619
4.75%, 02/01/32	322	275,157

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	$141	$134,427
5.88%, 03/15/28	317	289,027
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27	150	133,875
6.00%, 12/31/30	102	84,660
6.00%, 09/01/31	239	197,175
Tap Rock Resources LLC, 7.00%, 10/01/26 (b)	1,368	1,291,691
TransCanada PipeLines Ltd., 4.88%, 05/15/48 (d)	4,000	3,835,265
Transcanada Trust, (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75 (a)	2,755	2,600,110
Transocean, Inc., 11.50%, 01/30/27 (b)	294	275,957
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29	1,623	1,419,679
4.13%, 08/15/31	1,500	1,281,780
3.88%, 11/01/33	2,652	2,187,900
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)	270	241,650
Western Midstream Operating LP
5.45%, 04/01/44	12	9,974
5.30%, 03/01/48	945	761,812
5.50%, 08/15/48	117	95,355
5.75%, 02/01/50	1,445	1,160,420
Williams Cos., Inc.
4.55%, 06/24/24	527	531,175
8.75%, 03/15/32	2,478	3,089,314
5.10%, 09/15/45 (d)	5,075	4,727,251

		162,101,525

Pharmaceuticals — 3.8%
AbbVie, Inc. (d)
4.75%, 03/15/45	5,485	5,157,714
4.70%, 05/14/45	3,255	3,063,977
Bausch Health Cos., Inc. (b)
9.00%, 12/15/25	221	163,286
6.13%, 02/01/27	119	101,150
7.00%, 01/15/28	33	18,892
6.25%, 02/15/29	4	2,129
7.25%, 05/30/29	283	153,527
CVS Health Corp. (d)
5.13%, 07/20/45	3,879	3,736,339
5.05%, 03/25/48	8,205	7,854,220
Elanco Animal Health, Inc., 6.40%, 08/28/28	353	336,021
Jazz Securities DAC, 4.38%, 01/15/29 (b)	853	758,758
Merck & Co., Inc., 6.50%, 12/01/33 (d)	6,420	7,758,688
Option Care Health, Inc., 4.38%, 10/31/29 (b)	380	325,850
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)
4.13%, 04/30/28	1,633	1,445,205
5.13%, 04/30/31	1,599	1,379,665
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (b)	394	275,820
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)	1,021	908,690
Prestige Brands, Inc., 3.75%, 04/01/31 (b)	318	263,686
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30 (d)	8,270	6,917,148
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	200	194,162

		40,814,927

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28 (b)	$430	$391,857

Real Estate Management & Development — 1.3%
Agile Group Holdings Ltd. (f)
5.75%, 01/02/25	200	68,000
6.05%, 10/13/25	200	65,000
AYC Finance Ltd., 3.90% (f)(g)	300	232,500
China Aoyuan Group Ltd. (f)(j)(k)
7.95%, 02/19/23	230	21,103
6.20%, 03/24/26	420	33,600
China Evergrande Group (f)(j)(k)
10.00%, 04/11/23	300	24,525
7.50%, 06/28/23	300	24,806
9.50%, 03/29/24	300	24,619
10.50%, 04/11/24	350	29,159
China SCE Group Holdings Ltd. (f)
7.25%, 04/19/23	200	84,000
7.38%, 04/09/24	200	66,000
CIFI Holdings Group Co. Ltd. (f)
6.55%, 03/28/24	450	299,250
6.45%, 11/07/24	250	160,000
Dexin China Holdings Co. Ltd., 9.95%, 12/03/22 (f)	298	179,228
Easy Tactic Ltd., 9.13%, 07/28/22 (f)	200	52,600
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22 (f)(j)(k)	1,050	86,625
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (b)	43	36,066
Global Prime Capital Pte. Ltd., 5.95%, 01/23/25 (f)	200	187,000
GLP Pte Ltd. (f)
3.88%, 06/04/25	200	192,606
(5 year CMT + 3.74%), 4.50% (a)(g)	200	168,850
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (b)	360	340,758
Howard Hughes Corp. (b)
5.38%, 08/01/28	762	638,175
4.13%, 02/01/29	176	135,747
4.38%, 02/01/31	46	34,044
Kaisa Group Holdings Ltd. (f)(j)(k)
11.50%, 01/30/23	200	26,500
9.75%, 09/28/23	200	26,850
11.95%, 11/12/23	249	32,993
KWG Group Holdings Ltd., 5.88%, 11/10/24 (f)	400	78,000
Modern Land China Co. Ltd., 11.50%, 11/13/22 (c)(f)(j)(k)	1,130	180,800
New Metro Global Ltd., 4.50%, 05/02/26 (f)	349	164,030
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29 (b)(d)	4,485	4,100,164
Pakuwon Jati Tbk PT, 4.88%, 04/29/28 (f)	500	423,687
Powerlong Real Estate Holdings Ltd. (f)
6.25%, 08/10/24	200	34,000
5.95%, 04/30/25	200	32,000
Realogy Group LLC/Realogy Co-Issuer Corp. (b)
5.75%, 01/15/29	362	274,512
5.25%, 04/15/30	263	194,620
Redsun Properties Group Ltd., 10.50%, 10/03/22 (f)	200	48,000
RKPF Overseas Ltd. (f)
Series 2019-A, 5.90%, 03/05/25	200	100,000
Series 2020-A, 5.20%, 01/12/26	306	139,230
Ronshine China Holdings Ltd., 7.10%, 01/25/25 (f)	200	20,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31 (f)	200	21,000
Shui On Development Holding Ltd. (f)
5.75%, 11/12/23	225	201,375

Security	Par (000)	Value

Real Estate Management & Development (continued)
Shui On Development Holding Ltd. (f) (continued)
5.50%, 03/03/25	$230	$173,650
Sinochem Offshore Capital Co. Ltd., 1.50%, 09/23/26 (f)	200	177,934
Starwood Property Trust, Inc., 4.38%, 01/15/27 (b)	150	130,209
Sunac China Holdings Ltd., 7.00%, 07/09/25 (f)(j)(k)	782	109,480
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (f)	200	172,000
Times China Holdings Ltd. (f)
6.75%, 07/08/25	570	79,800
5.75%, 01/14/27	326	44,010
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27 (f)	200	175,350
VICI Properties LP, 5.13%, 05/15/32	3,155	2,973,083
Wanda Properties International Co. Ltd., 7.25%, 01/29/24 (f)	285	209,475
Yango Justice International Ltd. (f)(j)(k)
8.25%, 11/25/23	200	12,000
7.50%, 04/15/24	200	12,000
Yanlord Land HK Co. Ltd. (f)
6.80%, 02/27/24	200	169,000
5.13%, 05/20/26	200	148,000
Yuzhou Group Holdings Co. Ltd. (f)(j)(k)
7.70%, 02/20/25	200	13,000
7.38%, 01/13/26	1,300	84,500
Zhenro Properties Group Ltd., 7.35%, 02/05/25 (f)(j)(k)	233	15,145

		13,980,658

Road & Rail — 2.0%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.35%), 6.61%, 12/15/55 (a)(d)	6,125	5,983,472
CSX Corp., 3.80%, 04/15/50	770	649,348
Norfolk Southern Corp., 6.00%, 03/15/2105 (d)	12,700	12,376,377
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 07/01/27 (b)	2,750	2,695,733
Seaspan Corp., 5.50%, 08/01/29 (b)	683	549,520

		22,254,450

Semiconductors & Semiconductor Equipment — 2.2%
Broadcom, Inc., 5.00%, 04/15/30 (d)	10,970	10,756,069
NVIDIA Corp. (d)
3.50%, 04/01/50	2,785	2,363,845
3.70%, 04/01/60	1,760	1,476,777
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.40%, 06/01/27	750	738,891
3.40%, 05/01/30	1,755	1,565,570
Qualcomm, Inc., 4.30%, 05/20/47 (d)	3,500	3,355,620
Sensata Technologies BV (b)
5.63%, 11/01/24	695	686,076
5.00%, 10/01/25	572	549,120
4.00%, 04/15/29	207	175,552
Sensata Technologies, Inc., 4.38%, 02/15/30 (b)	2,261	1,924,513
SK Hynix, Inc., 1.50%, 01/19/26 (f)	200	179,194
TSMC Global Ltd., 2.25%, 04/23/31 (f)	200	169,258

		23,940,485

Software — 1.4%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (b)	859	743,035
Boxer Parent Co., Inc. (b)
7.13%, 10/02/25	764	731,576
9.13%, 03/01/26	336	313,895
Elastic NV, 4.13%, 07/15/29 (b)	718	599,372
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)	205	162,696

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)	$273	$220,342
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(d)	180	143,339
MSCI, Inc. (b)
3.63%, 09/01/30	131	109,212
3.88%, 02/15/31	707	604,485
3.63%, 11/01/31	264	217,311
3.25%, 08/15/33	397	316,445
Open Text Corp. (b)
3.88%, 02/15/28	474	421,590
3.88%, 12/01/29	315	265,120
Open Text Holdings, Inc., 4.13%, 02/15/30 (b)	901	779,410
Oracle Corp., 3.95%, 03/25/51	4,425	3,250,148
Playtika Holding Corp., 4.25%, 03/15/29 (b)	939	774,675
PTC, Inc. (b)
3.63%, 02/15/25	166	157,000
4.00%, 02/15/28	867	783,479
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)(d)	3,862	3,601,547
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)	1,099	824,739

		15,019,416

Specialty Retail — 0.3%
Bath & Body Works, Inc., 7.60%, 07/15/37	226	182,195
Carvana Co., 10.25%, 05/01/30 (b)	283	232,060
PetSmart, Inc./PetSmart Finance Corp. (b)
4.75%, 02/15/28	481	416,180
7.75%, 02/15/29	1,711	1,540,773
Staples, Inc., 7.50%, 04/15/26 (b)	943	781,624

		3,152,832

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp.
5.85%, 07/15/25	2,395	2,469,979
8.35%, 07/15/46	2,355	2,932,739
II-VI, Inc., 5.00%, 12/15/29 (b)	892	778,270

		6,180,988

Textiles, Apparel & Luxury Goods (b) — 0.1%
Crocs, Inc., 4.13%, 08/15/31	244	172,692
Levi Strauss & Co., 3.50%, 03/01/31	281	229,718
William Carter Co., 5.63%, 03/15/27	365	341,790

		744,200

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26 (b)	411	283,590
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (b)	268	242,540
MGIC Investment Corp., 5.25%, 08/15/28	337	301,767
Nationstar Mortgage Holdings, Inc. (b)
6.00%, 01/15/27	524	454,539
5.13%, 12/15/30	163	121,847
5.75%, 11/15/31	197	150,843
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26 (b)	233	192,553

		1,747,679

Tobacco (d) — 2.0%
Altria Group, Inc., 10.20%, 02/06/39	13,392	17,412,563
BAT Capital Corp., 4.54%, 08/15/47	3,000	2,199,618
Reynolds American, Inc., 5.85%, 08/15/45	2,335	1,959,281

		21,571,462

Security	Par (000)	Value

Transportation Infrastructure — 0.6%
FedEx Corp., 5.25%, 05/15/50	$6,000	$5,974,043
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/24 (f)	200	193,475
SF Holding Investment 2021 Ltd., 2.38%, 11/17/26 (f)	200	184,618
Signature Aviation U.S. Holdings, Inc., 4.00%, 03/01/28 (b)	541	528,016

		6,880,152

Utilities — 0.3%
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28 (b)	286	236,007
Minejesa Capital BV, 4.63%, 08/10/30 (f)	200	178,022
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (f)	605	486,760
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)	795	691,650
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26 (f)	200	196,392
Vistra Operations Co. LLC (b)
5.63%, 02/15/27	812	763,491
4.38%, 05/01/29	471	394,053

		2,946,375

Wireless Telecommunication Services — 2.6%
Altice France SA (b)
8.13%, 02/01/27	528	485,966
5.50%, 01/15/28	560	451,282
5.13%, 01/15/29	338	256,072
5.13%, 07/15/29	1,305	985,275
5.50%, 10/15/29	1,029	786,063
American Tower Corp., 3.60%, 01/15/28	4,000	3,740,028
Crown Castle International Corp.
3.65%, 09/01/27 (d)	8,000	7,576,380
4.15%, 07/01/50	820	681,524
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24 (b)	635	586,105
Rogers Communications, Inc., 4.55%, 03/15/52 (b)(d)	5,433	4,771,031
SBA Communications Corp.
3.13%, 02/01/29	33	27,010
3.88%, 02/15/27	2,441	2,228,120
Sprint Corp., 7.63%, 03/01/26	1,096	1,154,775
T-Mobile USA, Inc.
4.75%, 02/01/28	1,013	981,810
2.63%, 02/15/29	438	368,703
3.38%, 04/15/29	506	442,750
2.88%, 02/15/31	235	195,104
3.50%, 04/15/31	990	854,796
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29 (b)	1,037	759,602
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31 (b)	1,234	996,887

		28,329,283

Total Corporate Bonds — 113.6% (Cost: $1,347,561,217)		1,235,005,118

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.2%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28	636	586,479
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28	106	97,788

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (l)	$100	$94,917
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26	82	75,487
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26	153	140,405
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29	113	104,733
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28	809	758,093
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25	264	249,440

		2,107,342

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28	100	89,880
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26	30	26,625
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28	149	134,415

		250,920

Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28	436	414,982
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (c)	374	343,145
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27	389	341,681
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.37%, 06/27/25	77	68,708
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27	533	525,341
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28	446	413,150

		2,107,007

Auto Components — 0.1%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26	602	560,613
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28	160	142,655
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24	374	357,908
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26	341	279,791

		1,340,967

Security	Par (000)	Value

Banks — 0.1%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27	$373	$342,016
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28	223	205,422

		547,438

Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (c)	178	160,202
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29	385	357,933

		518,135

Building Products — 0.1%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27	226	197,745
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29 (c)	89	82,325
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28	100	94,224
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29	98	88,964
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%), 3.79%, 09/22/28	74	71,757
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26	343	302,952

		837,967

Capital Markets — 0.1%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27	1,002	935,513
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27	149	140,293

		1,075,806

Chemicals — 0.2%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26	260	252,487
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28	374	356,651
Element Solutions, Inc., 2019 Term Loan B1, 01/31/26 (l)	111	109,629
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28	18	15,940
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26	99	94,685
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24	199	191,845
New Arclin U.S. Holding Corp., 2021 Term Loan , (1 mo. LIBOR + 3.75%), 5.42%, 09/30/28	189	174,231
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24	225	208,040
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28	187	178,404

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27	$76	$67,227
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28 (c)	221	210,300

		1,859,439

Commercial Services & Supplies — 0.3%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28	300	273,909
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29	54	51,267
Aramark Services, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 04/06/28	113	107,821
Asurion LLC
2018 Term Loan B6, 11/03/23 (l)	111	106,810
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26	225	203,358
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28	375	318,750
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28	148	146,772
Covanta Holding Corp. (l)
2021 Term Loan B, 11/30/28	84	78,758
2021 Term Loan C, 11/30/28	6	5,914
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25	223	213,139
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.24%, 05/30/25	112	108,417
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28	200	182,664
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26	150	139,367
Tempo Acquisition LLC, 2022 Term Loan B, 08/31/28 (l)	621	587,508
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25	334	319,267
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28	149	139,547

		2,983,268

Communications Equipment — 0.0%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29	272	252,522

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24	618	531,362
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28	75	71,141
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28	568	522,525
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28	149	138,502

		1,263,530

Security	Par (000)	Value

Construction Materials — 0.1%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28	$561	$533,616
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25	561	530,201
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26	12	11,079

		1,074,896

Containers & Packaging — 0.2%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24	376	352,911
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27	1,006	945,229
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26	186	175,503
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27	262	232,016

		1,705,659

Distributors — 0.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27	123	116,194
TMK Hawk Parent Corp., 2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.11%, 08/28/24 (c)	122	92,502

		208,696

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (c)	100	91,500
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28	149	137,571
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 11/24/28 (c)	125	119,415
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25	485	443,037
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26	126	106,674
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27	113	105,825
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27	372	355,320

		1,359,342

Diversified Financial Services — 0.4%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26	372	353,223
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28 (c)	149	143,646
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28	187	177,437
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (c)	456	423,813
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26	262	249,710
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28	167	159,406

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28 (c)	$50	$42,500
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27	187	168,684
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27	370	349,215
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28	50	47,000
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24	75	71,050
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29	15	14,306
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28	40	37,495
LBM Acquisition LLC, Term Loan B, 12/18/27 (l)	235	192,078
LEB Holdings USA, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 11/02/27	75	73,091
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29	123	109,162
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26	262	242,835
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28	75	62,560
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 4.25%, 11/05/28	75	71,188
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25	153	142,489
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25	77	71,683
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25	477	389,265
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27	300	282,060
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27	74	68,503
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28	126	117,219

		4,059,618

Diversified Telecommunication Services — 0.0%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.57%, 11/30/27	112	105,084
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28	186	173,685
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26	223	213,388

		492,157

Electric Utilities — 0.1%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27	247	237,857
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28	407	358,306

		596,163

Security	Par (000)	Value

Electrical Equipment — 0.0%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28 (c)	$223	$208,947
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29 (c)	35	33,338
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27	183	172,581
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29 (l)	125	119,531

		534,397

Environmental, Maintenance & Security Service — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27	300	288,952
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27	37	34,911

		323,863

Equity Real Estate Investment Trusts (REITs) — 0.0%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 05/11/24	33	32,480

Food & Staples Retailing — 0.0%
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26	53	49,721
2021 Term Loan B, (3 mo. LIBOR + 2.75%), 4.32%, 11/22/28	249	236,375

		286,096

Food Products — 0.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25	164	137,325
B&G Foods, Inc., 2019 Term Loan B4, 10/10/26 (l)	112	105,245
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27	594	537,252
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27	569	522,385
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28	224	210,981
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28	187	177,932

		1,691,120

Gas Utilities — 0.0%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28	445	383,761

Health Care Equipment & Supplies — 0.1%
Electron BidCo, Inc., 2021 Term Loan, 11/01/28 (l)	300	280,518
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28	112	105,587
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28	766	709,491

		1,095,596

Health Care Providers & Services — 0.1%
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28	186	175,550
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27	297	280,895
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25	296	97,431

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
EyeCare Partners LLC, 2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27	$200	$184,486
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26	158	137,409
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28	149	137,558
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26	126	119,543
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29	32	31,720
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28	250	234,413

		1,399,005

Health Care Services — 0.0%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26	376	351,246

Health Care Technology — 0.1%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29	386	354,465
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25	82	74,897
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28	223	205,366

		634,728

Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26	341	324,546
Aristocrat Technologies, Inc., 2022 Term Loan B, (SOFR + 2.25%), 4.40%, 05/24/29	23	22,160
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24	450	432,128
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25	110	102,486
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24	585	432,849
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29	597	548,987
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23	98	96,525
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 06/22/26 (l)	31	30,038
IRB Holding Corp., 2022 Term Loan B, (SOFR + 3.15%, 0.75% Floor), 4.24%, 12/15/27	547	512,567
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29	154	147,025
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28	236	222,136
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29	88	83,380
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26	75	71,005
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/08/27	301	282,425
Travelport Finance Luxembourg SARL, 2021 Consented Term Loan, (3 mo. LIBOR + 5.00%), 7.25%, 05/29/26	276	212,511

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28	$74	$69,086
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28	262	244,675
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25 (l)	19	18,274

		3,852,803

Household Durables — 0.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28	172	132,722
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28	188	169,949
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29	262	224,830
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28	76	62,069
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27	130	117,885

		707,455

Industrial Conglomerates — 0.1%
AVSC Holding Corp., 2020 Term Loan B1, (0.25% PIK), 5.11%, 03/03/25 (i)	385	329,729
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28	341	314,379
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23	10	9,830
Vertical U.S. Newco, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.02%, 07/30/27	99	93,023
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27	460	426,498

		1,173,459

Insurance — 0.2%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25	626	587,752
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27	119	110,772
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28	175	165,116
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27	263	245,581
Hub International Ltd.
2018 Term Loan B, 04/25/25 (l)	451	425,822
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25	111	105,470
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (c)	124	119,393
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26.	224	212,374

		1,972,280

Interactive Media & Services — 0.1%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28	371	353,961

98	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interactive Media & Services (continued)
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27	$93	$84,391
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26	432	406,258
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 08/10/27	125	120,221
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26	447	406,531

		1,371,362

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27	199	188,504

Internet Software & Services — 0.0%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.07%, 02/25/27	515	491,668

IT Services — 0.3%
Aruba Investments, Inc., 2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27 (c)	75	68,654
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25	225	208,777
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26	124	117,419
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28	187	177,052
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29 (c)	100	72,000
Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28	453	375,606
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/28/28	226	216,874
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27	927	883,805
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (c)	378	340,255
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 11/16/26	113	106,099
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28	448	426,401
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28	75	70,285
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28	124	119,319

		3,182,546

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28	100	94,153
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27	41	38,976

		133,129

Life Sciences Tools & Services — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27	277	265,410

Security	Par (000)	Value

Life Sciences Tools & Services (continued)
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27	$556	$512,365
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28	278	268,006
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28	69	66,774
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27 (c)	186	176,297
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28	523	489,760

		1,778,612

Machinery — 0.2%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26	224	213,801
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28	66	57,767
Clark Equipment Co., 2022 Term Loan B, (SOFR + 2.50%), 4.65%, 04/20/29	42	40,271
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28	72	68,740
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29	22	21,188
Gardner Denver, Inc., 2020 USD Term Loan B2, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27	143	137,037
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27	159	151,590
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28	456	414,388
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29	146	135,788
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25	451	412,432

		1,653,002

Media — 0.6%
Altice Financing SA, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26	252	226,829
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26	412	375,647
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26	164	137,847
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25	124	120,877
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28 (c)	225	206,273
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26	601	514,449
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26	124	114,316
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26	672	616,161
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 3.82%, 04/15/27	243	225,156
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23 (c)	92	80,590
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25	75	72,752

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26	$457	$425,912
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24	727	683,101
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29	207	193,923
Sinclair Television Group, Inc., 2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29 (c)	201	184,920
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23 (c)	299	286,293
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29	45	42,761
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 4.57%, 01/31/29	300	286,767
Voyage Digital Ltd., (SOFR + 4.50%), 5.28%, 05/11/29 (c)	107	101,650
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25	569	533,959
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28	225	215,507
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27	585	537,237

		6,182,927

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.02%, 11/01/25	784	821,891
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25	62	52,622
Lucid Energy Group II Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28	371	365,089
Medallion Midland Acquisition LLC, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 10/18/28	223	213,804
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28	372	353,279

		1,806,685

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26.	744	687,082

Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25	125	113,122
Bausch Health Cos., Inc., 2022 Term Loan B, (SOFR + 5.25%), 6.55%, 02/01/27	273	233,330
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28	124	122,318
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27	138	130,035
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28	298	283,227
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 10/27/28	55	52,035

Security	Par (000)	Value

Pharmaceuticals (continued)
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28	$216	$207,696
Precision Medicine Group LLC (c)
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%), 3.75%, 11/18/27	15	13,838
2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27	286	263,960

		1,419,561

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26	498	469,339
Element Materials Technology Group U.S. Holdings, Inc. (l)
2022 USD Delayed Draw Term Loan B, 04/12/29	77	73,463
2022 USD Delayed Draw Term Loan D, 04/12/29	166	159,170
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29	180	168,525

		870,497

Real Estate Management & Development — 0.1%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28	375	338,088
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25	299	280,600

		618,688

Road & Rail — 0.0%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27	71	67,493
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.25%, 12/30/26	188	179,716
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25 (c)	80	71,464

		318,673

Semiconductors & Semiconductor Equipment — 0.0%
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28	111	108,195

Software — 0.6%
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24	39	39,020
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25	298	294,327
2022 Term Loan, 05/17/29 (l)	83	79,369
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (l)	73	68,812
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (c)	113	98,310
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28	246	226,056
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28	187	166,325
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (c)	205	176,601
Epicor Software Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 07/30/27	299	281,080
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28	100	91,700

100	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28	$486	$460,450
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28 (c)	100	94,513
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28	253	226,699
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29	193	176,021
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29	376	341,220
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27	186	176,755
Planview Parent, Inc., Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27	111	104,748
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28	450	416,972
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28	742	684,151
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.14%, 10/20/28	187	163,326
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25	150	143,928
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27	398	370,386
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28	335	327,798
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27	112	103,444
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26	825	770,728

		6,082,739

Specialty Retail — 0.2%
Belron Finance U.S. LLC, 2018 Term Loan B, (3 mo. LIBOR + 2.25%), 3.69%, 11/13/25	374	360,970
EG Group Ltd., 2021 Term Loan, 6.50%, 03/31/26	447	422,522
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28	75	70,303
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28	274	252,503
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26	149	134,356
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28	557	522,834
Pilot Travel Centers LLC, 2021 Term Loan B, (SOFR + 2.00%), 3.63%, 08/04/28	99	95,146
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28	90	80,100
Reverb Buyer, Inc., 2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28	308	287,760

		2,226,494

Technology Hardware, Storage & Peripherals — 0.0%
Electronics for Imaging, Inc., Term Loan, 07/23/26 (l)	67	59,666

Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29	266	241,865

Security	Par (000)	Value

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 05/19/28	$187	$178,131
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (c)	113	98,681
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28	75	68,607
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28	68	62,386

		407,805

Wireless Telecommunication Services — 0.0%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28	75	70,444
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28	111	102,897
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25	188	180,840

		354,181

Total Floating Rate Loan Interests — 6.4% (Cost: $74,520,431)		69,263,042

Foreign Agency Obligations

Brazil — 0.4%
Brazilian Government International Bond, 5.00%, 01/27/45	6,525	4,678,833

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44	4,000	2,879,500

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28 (f)	200	191,004

Indonesia — 0.5%
Indonesia Government International Bond
5.88%, 01/15/24 (b)	4,400	4,525,950
2.85%, 02/14/30	200	178,037
1.85%, 03/12/31	200	162,022
3.70%, 10/30/49	200	160,022
3.50%, 02/14/50	200	157,475
Perusahaan Penerbit SBSN Indonesia III, 2.80%, 06/23/30 (f)	200	175,475

		5,358,981

Mexico — 0.4%
Mexico Government International Bond, 4.75%, 03/08/44 (d)	5,800	4,804,212

Pakistan — 0.0%
Pakistan Government International Bond (f)
6.00%, 04/08/26	450	301,550
7.38%, 04/08/31	200	124,022

		425,572

Philippines — 0.1%
Philippine Government International Bond
1.65%, 06/10/31	200	160,272
1.95%, 01/06/32	200	162,772
2.65%, 12/10/45	200	137,022

		460,066

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea — 0.0%
Export-Import Bank of Korea, 1.63%, 01/18/27	$200	$182,990

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50	3,500	3,510,500

Total Foreign Agency Obligations — 2.0% (Cost: $25,976,979)		22,491,658

Municipal Bonds

New York — 1.0%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31	10,000	11,227,440

Total Municipal Bonds — 1.0% (Cost: $9,833,900)		11,227,440

Preferred Securities

Capital Trusts — 12.6%

Airlines — 0.0%
Airport Authority, 2.10% (a)(f)(g)	200	180,975

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70% (a)(g)	2,565	2,231,550

Banks (a)(g) — 4.4%
HSBC Capital Funding Dollar 1 LP, 10.18% (b)(d)	11,835	16,035,358
Huntington Bancshares, Inc., Series F, 5.63%	6,450	6,029,873
Industrial & Commercial Bank of China Ltd., 3.20% (f)	300	283,500
ING Groep NV, 3.88%	3,326	2,408,737
Kasikornbank PCL, 5.28% (f)	268	245,605
Macquarie Bank Ltd., 6.13% (b)	1,885	1,704,896
Nordea Bank Abp, 6.13% (b)	5,540	5,336,593
Rizal Commercial Banking Corp., 6.50% (f)	700	669,069
SVB Financial Group, 4.10%	4,556	3,133,226
TMBThanachart Bank PCL, 4.90% (f)	700	638,444
U.S. Bancorp, Series J, 5.30% (d)	10,415	8,850,146
Wells Fargo & Co.
Series S, 5.90%	281	254,080
Series U, 5.88%	2,655	2,588,360

		48,177,887

Capital Markets — 0.1%
State Street Corp., Series F, 5.43% (a)(g)	618	602,326

Diversified Financial Services — 4.9%
Bank of America Corp., Series U, 5.20% (a)(d)(g)	5,785	5,365,587
Barclays PLC (a)(g)
4.38%	1,630	1,249,988
8.00%	4,500	4,421,250
BNP Paribas SA, 7.38% (a)(b)(g)	4,535	4,489,413

Security	Par (000)	Value

Diversified Financial Services (continued)
Credit Agricole SA, 8.13% (a)(b)(g)	$5,000	$5,121,500
Credit Suisse Group AG, 7.50% (a)(b)(g)	1,865	1,720,463
HSBC Holdings PLC, 6.50% (a)(g)	2,615	2,368,108
JPMorgan Chase & Co.
8.75%, 09/01/30	2,000	2,443,366
Series S, 6.75% (a)(d)(g)	9,775	9,840,248
Lloyds Banking Group PLC, 7.50% (a)(g)	8,285	8,075,158
NatWest Group PLC, 8.00% (a)(g)	970	959,573
UBS Group AG, 7.00% (a)(b)(g)	7,500	7,305,918

		53,360,572

Electric Utilities — 0.6%
PPL Capital Funding, Inc., Series A, 4.92%, 03/30/67 (a)	8,300	6,121,250

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00% (a)(b)(g)	481	436,507

Insurance — 1.7%
ACE Capital Trust II, 9.70%, 04/01/30 (d)	7,000	8,930,864
Equitable of Iowa Cos Capital Trust II, Series B, 8.42%, 04/01/27	5,000	4,816,060
MetLife, Inc., 6.40%, 12/15/66	5,000	5,026,300

		18,773,224

Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 4.36%, 06/01/67 (a)	2,500	1,842,262

Real Estate Management & Development — 0.0%
NWD Finance BVI Ltd., 4.13% (a)(f)(g)	409	345,605

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, 7.00%, 04/04/79 (a)	4,745	4,654,608

		136,726,766

	Shares

Preferred Stocks — 3.7%

Banks (a)(g) — 2.3%
Citigroup, Inc., Series K, 6.88%	488,320	12,564,474
Wells Fargo & Co., Series Q, 5.85%	550,500	13,068,870

		25,633,344

Capital Markets (a)(g) — 0.9%
Goldman Sachs Group, Inc., Series J, 5.50%	162,450	3,970,278
State Street Corp., Series D, 5.90%	220,495	5,483,711

		9,453,989

102	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 0.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $3,526,645) (c)(k)(m)	32,185	$5,327,131

		40,414,464

Total Preferred Securities — 16.3% (Cost: $185,172,899)		177,141,230

Total Long-Term Investments — 145.7% (Cost: $1,716,201,108)		1,584,492,992

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (n)(o)	3,126,037	3,126,037

Total Short-Term Securities — 0.3% (Cost: $3,126,037)		3,126,037

Options Purchased — 0.0% (Cost: $680,224)		659,767

Total Investments Before Options Written — 146.0% (Cost: $1,720,007,369)		1,588,278,796

Options Written — (0.2)% (Premiums Received: $(2,702,036))		(2,698,232)

Total Investments, Net of Options Written — 145.8% (Cost: $1,717,305,333)		1,585,580,564

Liabilities in Excess of Other Assets — (45.8)%		(498,353,717)

Net Assets — 100.0%		$1,087,226,847

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Perpetual security with no stated maturity date.
(h)	When-issued security.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,327,131, representing 0.5% of its net assets as of period end, and an original cost of $3,526,645.

(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,030,719	$—	$(18,904,682	) (a)	$—	$—	$3,126,037	3,126,037	$23,618	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

Barclays Capital, Inc.	1.80	% (b)	12/21/21	Open		$14,668,500	$14,707,840	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/11/22	Open		5,362,500	5,374,061	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/11/22	Open		3,685,775	3,693,721	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/11/22	Open		484,800	485,882	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/11/22	Open		3,908,469	3,917,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	02/14/22	Open		9,371,250	9,397,398	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		6,573,125	6,585,815	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		7,339,625	7,353,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		7,214,062	7,227,990	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

RBC Capital Markets LLC	1.75	% (b)	03/01/22	Open		$6,648,175	$6,661,010	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		2,700,000	2,705,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		6,231,500	6,243,530	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/01/22	Open		19,435,140	19,473,720	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		8,854,675	8,875,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		3,678,300	3,687,008	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		4,462,500	4,473,065	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	03/02/22	Open		3,287,550	3,294,422	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	03/02/22	Open		8,737,500	8,755,764	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/02/22	Open		10,730,000	10,751,797	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/02/22	Open		4,757,445	4,767,109	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/02/22	Open		11,855,594	11,879,677	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.62	(b)	03/03/22	Open		4,324,725	4,331,156	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		2,332,081	2,336,937	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/03/22	Open		2,701,450	2,706,628	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		13,487,500	13,514,689	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		2,610,000	2,615,261	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		4,325,000	4,333,718	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		724,640	726,101	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		7,162,500	7,176,938	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		8,313,900	8,330,659	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		5,815,000	5,826,722	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		14,850,000	14,879,935	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		8,714,875	8,732,443	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		6,697,500	6,711,001	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		14,715,000	14,744,663	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		7,770,000	7,785,663	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		9,076,781	9,095,079	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		5,596,719	5,608,001	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/03/22	Open		2,673,000	2,679,449	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	03/08/22	Open		156,620	156,865	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	03/08/22	Open		1,509,638	1,512,001	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.65	(b)	03/08/22	Open		1,018,175	1,019,769	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		1,331,374	1,334,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		4,445,000	4,456,180	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	03/08/22	Open		419,795	420,561	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		9,087,087	9,105,552	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,675,000	4,684,499	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		882,500	884,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		5,121,619	5,132,026	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		5,417,212	5,428,220	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,707,062	4,716,627	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,787,500	4,797,228	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		6,056,094	6,068,450	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,954,677	4,964,744	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,464,900	4,473,972	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,561,340	4,568,715	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		1,636,800	1,640,126	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,823,244	4,833,044	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		3,775,000	3,782,671	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		3,869,302	3,877,165	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,924,219	4,934,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		8,773,062	8,790,889	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/09/22	Open		4,318,750	4,327,525	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/09/22	Open		15,533,437	15,574,752	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/09/22	Open		5,337,500	5,351,696	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/09/22	Open		4,445,756	4,454,092	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/09/22	Open		17,473,531	17,506,294	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/09/22	Open		3,186,562	3,192,862	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/09/22	Open		2,370,000	2,374,685	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		8,228,700	8,248,003	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		3,014,483	3,021,554	Corporate Bonds	Open/Demand

104	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a	)

RBC Capital Markets LLC	1.90	% (b)	03/09/22	Open		$8,973,020	$8,994,069	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		2,774,744	2,781,253	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		8,555,400	8,575,470	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/09/22	Open		2,763,265	2,769,747	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	(b)	03/17/22	Open		2,910,188	2,915,745	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	(b)	03/17/22	Open		3,688,125	3,695,168	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.80	(b)	03/17/22	Open		7,557,840	7,573,376	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		1,373,680	1,377,105	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		2,803,315	2,810,304	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		3,489,421	3,498,120	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		3,550,000	3,558,850	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.75	(b)	03/17/22	Open		11,079,700	11,100,859	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/22/22	Open		2,106,000	2,110,753	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	(b)	03/24/22	Open		2,760,193	2,765,234	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/24/22	Open		13,167,000	13,191,048	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	03/24/22	Open		3,248,175	3,254,107	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	04/01/22	Open		2,610,406	2,614,449	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/01/22	Open		3,113,738	3,120,259	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	(b)	04/12/22	Open		301,600	301,070	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.75	) (b)	04/21/22	Open		382,270	381,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	04/27/22	Open		6,419,312	6,428,585	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	04/27/22	Open		8,993,075	9,006,065	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.25	) (b)	04/28/22	Open		285,820	285,185	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/12/22	Open		2,465,444	2,468,885	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/12/22	Open		1,184,400	1,186,053	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	1.74	(b)	05/12/22	Open		3,159,844	3,164,254	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.88	(b)	06/15/22	Open		4,427,895	4,430,211	Corporate Bonds	Open/Demand
RBC Capital Markets LLC.	1.75	(b)	06/15/22	Open		4,412,500	4,414,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	) (b)	06/17/22	Open		53,838	53,793	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	) (b)	06/22/22	Open		386,785	386,742	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(5.00	) (b)	06/24/22	Open		108,900	108,794	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	(b)	06/28/22	Open		296,380	296,412	Corporate Bonds	Open/Demand

						$546,585,368	$547,698,452

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra U.S. Treasury Bond	91	09/21/22	$14,045	$(182,556)
5-Year U.S. Treasury Note	2,610	09/30/22	292,646	1,847,147
3-Month SOFR	2,018	03/14/23	487,498	(11,416,906)

				(9,752,315)

Short Contracts
10-Year U.S. Treasury Note	1,168	09/21/22	138,244	1,191,457
10-Year U.S. Ultra Long Treasury Note	78	09/21/22	9,911	127,226
U.S. Long Bond	739	09/21/22	102,051	(3,452,927)

				(2,134,244)

				$(11,886,559)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Xtrackers Harvest CSI 300 China A-Shares Fund	2,951	09/16/22	USD	36.00	USD	10,084	$278,869

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)		Value
Put
USD Currency	Goldman Sachs International	09/15/22	127.00	USD	23,044	$147,644
USD Currency	Goldman Sachs International	09/15/22	128.00	USD	30,932	233,254

						$380,898

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)		Value
Put
USD Currency	Goldman Sachs International	09/15/22	123.00	USD	30,931	$(104,982)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap, 01/01/25	2.30%	Semi-Annual	1-Day SOFR, 0.82%	Quarterly	Goldman Sachs International	12/30/22	2.30%	USD	410,000	$(1,363,250)

Put
2-Year Interest Rate Swap, 01/01/25	1-Day SOFR, 0.82%	Quarterly	3.80%	Semi-Annual	Goldman Sachs International	12/30/22	3.80	USD	410,000	(1,230,000)

										$(2,593,250)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2.	5.00%	Quarterly	06/20/27	B+		USD 61,776		$(1,722,676)	$2,752,043	$(4,474,719)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$2,752,043	$—	$—	$(4,474,719)	$ —
Options Written	N/A	N/A	3,804	—	(2,698,232)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

106	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$3,165,830	$—	$3,165,830
Options purchased
Investments at value — unaffiliated (b)	—	—	278,869	380,898	—	—	659,767

	$—	$—	$278,869	$380,898	$3,165,830	$—	$3,825,597

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$15,052,389	$—	$15,052,389
Options written
Options written at value	—	—	—	104,982	2,593,250	—	2,698,232
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	4,474,719	—	—	—	—	4,474,719

	$—	$4,474,719	$—	$104,982	$17,645,639	$—	$22,225,340

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$195,243	$—	$16,596,665	$—	$16,791,908
Options purchased (a)	—	—	(741,488)	—	(233,652)	—	(975,140)
Options written	—	—	576,973	—	—	—	576,973
Swaps	—	976,762	—	—	—	—	976,762

	$—	$976,762	$30,728	$—	$16,363,013	$—	$17,370,503

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(11,081,811)	$—	$(11,081,811)
Options purchased (b)	—	—	687,689	(77,325)	—	—	610,364
Options written	—	—	—	3,804	—	—	3,804
Swaps	—	(4,474,719)	—	—	—	—	(4,474,719)

	$—	$(4,474,719)	$687,689	$(73,521)	$(11,081,811)	$—	$(14,942,362)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$651,559,491
Average notional value of contracts — short	$289,575,086
Options:
Average value of option contracts purchased	$1,208,817
Average value of option contracts written	$172,819
Average notional value of swaption contracts written	$410,000,000
Credit default swaps:
Average notional value — sell protection	$62,088,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$2,251,913		$1,917,252
Options	659,767	(a)	2,698,232
Swaps — centrally cleared	—		85,129

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,911,680		4,700,613

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,530,782)		(2,002,381)

Total derivative assets and liabilities subject to an MNA	$380,898		$2,698,232

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$380,898	$(380,898)		$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Goldman Sachs International	$2,698,232	$(380,898)		$—	$—	$2,317,334

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$68,306,666	$1,057,838	$69,364,504
Corporate Bonds	—	1,233,754,561	1,250,557	1,235,005,118
Floating Rate Loan Interests	—	64,857,717	4,405,325	69,263,042
Foreign Agency Obligations	—	22,491,658	—	22,491,658
Municipal Bonds	—	11,227,440	—	11,227,440
Preferred Securities
Capital Trusts	—	136,726,766	—	136,726,766
Preferred Stocks	35,087,333	—	5,327,131	40,414,464
Short-Term Securities
Money Market Funds	3,126,037	—	—	3,126,037

108	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Equity Contracts	$278,869	$—	$—	$278,869
Foreign Currency Exchange Contracts.	—	380,898	—	380,898
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(10,503)	(1,030)	(11,533)

	$38,492,239	$1,537,735,203	$12,039,821	$1,588,267,263

Derivative Financial Instruments (b)
Assets
Interest Rate Contracts	$3,165,830	$—	$—	$3,165,830
Liabilities
Credit Contracts	—	(4,474,719)	—	(4,474,719)
Foreign Currency Exchange Contracts	—	(104,982)	—	(104,982)
Interest Rate Contracts	(15,052,389)	(2,593,250)	—	(17,645,639)

	$(11,886,559)	$(7,172,951)	$—	$(19,059,510)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $547,698,452 are categorized as Level 2 within the fair value hierarchy.

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Non-Agency Mortgage-Backed Securities	Total

Assets
Opening balance, as of December 31, 2021	$2,330,249	$1,323,551	$—	$5,263,862	$—	$8,917,662
Transfers into Level 3 (a)	—	203,047	—	—	—	203,047
Transfers out of Level 3 (b)	(1,000,000)	—	—	—	—	(1,000,000)
Accrued discounts/premiums	—	—	1,978	—	—	1,978
Net realized gain (loss)	—	—	(12,715)	—	—	(12,715)
Net change in unrealized appreciation (depreciation) (c)(d)	(2,998)	(26,922)	(375,864)	63,269	(1,030)	(343,545)
Purchases	—	—	5,243,951	—	—	5,243,951
Sales	(269,413)	(249,119)	(452,025)	—	—	(970,557)

Closing balance, as of June 30, 2022	$1,057,838	$1,250,557	$4,405,325	$5,327,131	$(1,030)	$12,039,821

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$(2,998)	$(26,922)	$(375,864)	$63,269	$(1,030)	$(343,545)

(a)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (unaudited) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Auto Components — 0.0%
Lear Corp.		178	$22,408

Construction & Engineering — 0.0%
McDermott International Ltd. (a)		76,644	43,687

Household Durables — 0.0%
Berkline Benchcraft Equity LLC (b)		6,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	832
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $131,156) (b)(c)		7,476	621

			1,453

Software — 0.0%
Avaya Holdings Corp. (a)		40	90

Specialty Retail — 0.2%
NMG Parent LLC		2,218	385,932

Total Common Stocks — 0.2% (Cost: $1,378,110)			453,570

		Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24 (a)(d)	USD	740	730,750

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25 (a)(d)		275	272,374

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29 (a)(d)		252	178,920

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (a)(d)		73	63,692

Building Products — 0.0%
White Cap Buyer LLC, 6.88%, 10/15/28 (a)(d)		155	124,000

Chemicals (a)(d) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28		32	25,280
WR Grace Holdings LLC, 5.63%, 08/15/29		239	175,964

			201,244

Construction Materials — 0.2%
Wolverine Escrow LLC, 9.00%, 11/15/26 (a)(d)		940	547,832

Diversified Telecommunication Services (a)(d) — 0.1%
Lumen Technologies, Inc., 5.38%, 06/15/29		246	194,777
Zayo Group Holdings, Inc., 6.13%, 03/01/28		155	111,927

			306,704

Electric Utilities (a) — 0.0%
Pike Corp., 5.50%, 09/01/28 (d)		89	72,251
Texas Competitive Electric Holdings, 1.00%, 11/10/21 (b)(e)		1,050	—

			72,251

Electronic Equipment, Instruments & Components — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28 (a)(d)		556	451,428

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., 3.88%, 11/01/29 (a)(d)	USD	231	$202,044

Health Care Providers & Services — 0.1%
Medline Borrower LP, 5.25%, 10/01/29 (a)(d)		237	194,648

Hotels, Restaurants & Leisure (a)(d) — 0.1%
Caesars Entertainment, Inc., 4.63%, 10/15/29		240	186,600
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		235	180,362

			366,962

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22 (a)(b)(e)(f)		400	—

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, 6.75%, 10/15/27 (a)(d)		220	195,224

Internet Software & Services (a)(d) — 0.1%
Uber Technologies, Inc.
6.25%, 01/15/28		137	126,703
4.50%, 08/15/29		235	193,288

			319,991

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29 (a)(d)		742	568,609

Media (a)(d) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50		315	299,622
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (g)		139	71,973
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		353	304,385

			675,980

Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp., 6.63%, 09/01/30 (a)		382	393,460

Real Estate Management & Development — 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29 (a)(d)		165	125,123

Wireless Telecommunication Services — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (a)(d)		85	80,856

Total Corporate Bonds — 2.2% (Cost: $7,135,977)			6,072,092

Floating Rate Loan Interests (f)

Aerospace & Defense — 5.3%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		3,335	3,074,182
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.82%, 05/25/28		678	625,257
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 6.25%, 10/31/26		441	426,892
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28 (h)		230	218,309
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		1,239	1,139,726
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 04/06/26		2,305	2,119,890

110	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.19%, 04/09/26	USD	457	$377,201
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 9.00%, 02/01/29		1,048	972,521
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/01/28		3,529	3,306,140
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 01/15/25		608	591,218
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 3.92%, 12/09/25		1,557	1,472,695

			14,324,031

Air Freight & Logistics — 0.4%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.72%, 04/06/28		359	323,656
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		256	228,784
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/15/28		595	535,633

			1,088,073

Airlines — 3.0%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.81%, 04/20/28		1,009	960,898
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28 (b)		1,261	1,157,059
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 3.40%, 01/29/27		633	555,820
2017 Incremental Term Loan, (6 mo. LIBOR + 2.00%), 2.84%, 12/15/23		961	927,156
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.37%, 06/27/25		309	273,432
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.31%, 06/21/27		2,132	2,102,188
United Airlines, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.39%, 04/21/28		2,283	2,116,160

			8,092,713

Auto Components — 2.8%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/10/28		503	466,876
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/30/26		2,248	2,093,503
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 01/31/28		1,253	1,117,914
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 05/16/24		2,324	2,224,174
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/02/26		133	122,327
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 02/05/26		1,589	1,471,303

			7,496,097

Security		Par (000)		Value

Banks — 0.9%
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27	USD	1,538		$1,411,891
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 10/29/28		995		917,062

				2,328,953

Beverages — 0.8%
Naked Juice LLC
2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30 (b)		726		653,648
Term Loan, (SOFR + 3.25%), 5.40%, 01/24/29		1,568		1,456,319

				2,109,967

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		260		214,453
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		—	(i)	407

				214,860

Building Products — 1.8%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 11/23/27		909		795,919
CPG International LLC, 2022 Term Loan B, (SOFR + 2.50%), 4.09%, 04/28/29 (b)		483		446,775
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		508		480,774
New AMI I LLC, 2022 Term Loan B, (SOFR + 6.00%), 7.52%, 03/08/29		525		477,310
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%), 3.79%, 09/22/28		1,002		966,015
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.51%, 12/31/26		1,966		1,736,251

				4,903,044

Capital Markets — 3.4%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 08/02/29 (b)		1,663		1,546,346
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (SOFR + 3.75%, 1.00% Floor), 5.28%, 04/09/27		3,811		3,558,730
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 8.42%, 04/07/28		1,114		1,080,580
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.31%, 11/12/27		938		881,188
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 06/27/25		508		483,068
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 06/30/28		911		870,760
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 04/12/24		721		707,533

				9,128,205

Chemicals — 5.4%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.00%, 08/27/26		1,567		1,523,412
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/18/28		2,134		2,033,882
Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 4.00%, 06/01/24		431		419,375
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 12/29/27		451		392,994

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Element Materials Technology Group U.S. Holdings, Inc., 2017 USD Term Loan B, 06/28/24	USD	709	$682,174
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 01/31/26		1,229	1,210,497
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 06/30/27		862	794,770
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 07/03/28		665	592,246
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.75%, 03/02/26		1,506	1,434,335
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.87%, 02/14/24		262	261,276
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/15/24		928	895,144
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.25%), 4.38%, 10/14/24		1,066	983,794
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.74%, 06/09/28		1,072	1,022,582
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		434	408,887
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		653	581,307
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.62%, 08/02/28 (b)		1,020	971,274
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%), 5.25%, 10/01/25		99	92,981
WR Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 09/22/28		332	314,550

			14,615,480

Commercial Services & Supplies — 6.2%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/12/28		1,621	1,482,705
Amentum Government Services Holdings LLC, 2022 Term Loan, (SOFR + 4.00%), 5.30%, 02/15/29		488	463,297
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.42%, 03/11/25		95	91,194
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 4.79%, 11/03/23		830	795,966
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.67%, 11/03/24		694	649,312
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 4.92%, 12/23/26		485	438,693
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 6.92%, 01/31/28		689	585,397
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 6.92%, 01/20/29		984	831,480
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 10/08/28		432	427,512
Covanta Holding Corp.
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 11/30/28		703	663,019
2021 Term Loan C, 11/30/28		53	49,789
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.88%, 11/27/26		1,201	1,135,717

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 12/12/25	USD	1,572	$1,496,951
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.00%, 05/09/25		319	294,913
Packers Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.44%, 03/09/28		1,036	946,127
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 3.65%, 09/23/26		1,218	1,134,002
Tempo Acquisition LLC, 2022 Term Loan B, (SOFR + 3.00%), 4.53%, 08/31/28		2,977	2,817,163
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 10.00%, 06/16/26		207	160,353
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 08/27/25		1,928	1,841,425
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/30/28		485	453,786

			16,758,801

Communications Equipment — 0.5%
ViaSat, Inc., Term Loan, (SOFR + 4.50%), 6.14%, 03/02/29		1,560	1,448,878

Construction & Engineering — 2.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.40%, 06/21/24		2,477	2,134,234
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 09/30/29 (b)		572	539,110
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/21/28		644	611,036
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		1,720	1,582,936
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 05/12/28		1,085	1,007,261

			5,874,577

Construction Materials — 1.6%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 4.12%, 07/27/28		2,540	2,414,356
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/29/25		1,471	1,390,063
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.33%, 06/01/26		536	500,217

			4,304,636

Containers & Packaging — 1.6%
BWAY Holding Co., 2017 Term Loan B, (1 Week LIBOR + 3.25%), 4.31%, 04/03/24		1,478	1,386,813
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/01/27		1,419	1,332,561
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 07/31/26		381	359,326
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 5.17%, 08/18/27		729	646,939

112	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 5.60%, 09/15/28	USD	55	$51,899
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 09/15/28		622	582,090

			4,359,628

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/27		736	695,083
TMK Hawk Parent Corp. (b)
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 10.50%, 1.00% Floor), 11.17%, 05/30/24		592	550,161
2020 Super Priority Second Out Term Loan B, 08/28/24		1,900	1,444,197

			2,689,441

Diversified Consumer Services — 3.6%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 8.00%, 12/30/24		884	843,553
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 12/10/29 (b)		482	441,030
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/11/28		1,191	1,097,223
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 11/24/28 (b)		575	547,792
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 07/11/25		1,388	1,317,079
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (PRIME + 5.75%), 10.50%, 12/22/25		1,916	1,793,213
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 3.66%, 05/15/24		686	659,118
Okta, Inc., Term Loan, (SOFR + 6.25%), 7.63%, 12/15/26		539	455,252
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.99%, 10/28/27		433	407,189
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 9.01%, 08/10/23		287	278,296
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.01%, 08/10/23		452	315,441
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.54%, 01/15/27		1,100	1,050,617
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 07/20/28		458	426,947

			9,632,750

Diversified Financial Services — 8.1%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 6.17%, 07/31/26		630	598,249
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.06%, 03/10/28 (b)		521	501,217
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 02/04/28		1,073	1,017,803
AqGen Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.81%, 08/02/28 (b)		2,197	2,043,334
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%), 4.58%, 10/22/26		1,440	1,374,531

Security		Par (000)	Value

Diversified Financial Services (continued)
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 09/01/28	USD	990	$942,464
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 9.34%, 12/01/28 (b)		412	350,200
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.84%, 12/01/27		1,071	967,647
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 02/07/25		558	522,975
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.25%, 10/01/27		1,919	1,810,577
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (SOFR + 4.00%), 6.20%, 02/16/28		263	247,569
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 07/03/24		1,029	979,695
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 7.42%, 09/21/29		153	145,924
2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 09/23/28		373	351,514
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		1,438	1,175,176
LEB Holdings USA, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 11/02/27		151	147,670
Oscar Acquisitionco LLC, Term Loan B, (SOFR + 4.50%), 6.11%, 04/29/29		683	606,162
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 09/25/26		1,350	1,252,364
RVR Dealership Holdings LLC, Term Loan B, (SOFR + 3.75%), 5.17%, 02/08/28		453	379,503
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 4.25%, 11/05/28		826	784,014
SMG U.S. Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 01/23/25		944	878,048
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.50%, 07/30/25		620	575,990
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.25%, 09/01/25		2,295	1,872,368
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		908	852,337
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		759	696,848
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 3.82%, 04/30/28		1,003	933,101

			22,007,280

Diversified Telecommunication Services — 2.2%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.57%, 11/30/27		351	329,841
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.19%, 10/02/27		497	438,144
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.06%, 05/01/28		1,222	1,141,231
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 11/04/26		1,192	1,141,387

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 03/01/27	USD	1,183	$1,093,148
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		1,251	1,180,362
Virgin Media SFA Finance Ltd., GBP Term Loan L, 4.19%, 01/15/27	GBP	600	659,285

			5,983,398

Electric Utilities — 0.9%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.08%, 12/15/27	USD	772	742,771
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		1,994	1,758,348

			2,501,119

Electrical Equipment — 1.3%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 7.63%, 06/23/28 (b)		947	887,667
AZZ, Inc., Term Loan B, (SOFR + 4.25%), 5.88%, 05/13/29 (b)		203	193,358
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 4.17%, 03/31/27		1,499	1,411,477
II-VI, Inc., 2021 Bridge Term Loan B, 07/02/29 (h)		1,070	1,023,187

			3,515,689

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 09/07/27		1,217	1,171,732
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 11/02/27		750	711,523

			1,883,255

Equity Real Estate Investment Trusts (REITs) — 0.2%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 05/11/24		612	600,260

Food & Staples Retailing — 0.4%
U.S. Foods, Inc.
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.57%, 09/13/26		755	710,325
2021 Term Loan B, (3 mo. LIBOR + 2.75%), 4.32%, 11/22/28		463	439,644

			1,149,969

Food Products — 2.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/01/25		737	618,221
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 6.42%, 10/01/25		944	797,774
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 10/25/27		1,207	1,091,848
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 01/29/27		2,190	2,010,448
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 4.92%, 02/05/26		248	230,525

Security		Par (000)	Value

Food Products (continued)
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28	USD	939	$883,870
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 01/20/28		424	403,039

			6,035,725

Gas Utilities — 0.7%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.56%, 12/21/28		2,068	1,782,013

Health Care Equipment & Supplies — 1.7%
Electron BidCo, Inc., 2021 Term Loan, 11/01/28		1,358	1,268,737
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/04/28		474	449,314
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		2,695	2,495,277
Venga Finance SARL, 2021 USD Term Loan B, 12/04/28 (b)(h)		402	373,601

			4,586,929

Health Care Providers & Services — 3.2%
CCRR Parent, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.01%, 03/06/28		1,005	950,989
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.75%, 09/29/28		634	598,375
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.25%, 01/08/27		898	848,190
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/10/25		1,184	389,537
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 02/18/27		1,040	959,153
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 9.00%, 11/15/29		358	338,595
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 6.00%, 11/15/28		332	305,116
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.75%, 03/05/26		647	562,960
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 09/01/28		540	497,996
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 5.17%, 02/14/25		32	30,576
Sotera Health Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 12/11/26		1,564	1,483,845
Vizient, Inc., 2022 Term Loan B, (SOFR + 2.25%), 3.68%, 04/28/29		209	207,171
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 12/22/28		1,513	1,421,886

			8,594,389

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.74%, 07/24/26		600	560,500
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		377	346,840

			907,340

Health Care Technology — 3.2%
Athenahealth, Inc., 2022 Term Loan B, (SOFR + 3.50%), 5.01%, 02/15/29		1,783	1,636,674

114	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology (continued)
Change Healthcare Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.17%, 03/01/24	USD	852	$827,829
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 10/10/25		590	537,562
IQVIA, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 03/07/24		292	285,806
Polaris Newco LLC, USD Term Loan B, (1 mo. LIBOR + 4.00%), 5.67%, 06/02/28		2,686	2,474,716
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.99%, 07/24/26 (b)		1,039	984,095
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.67%, 04/02/29 (b)		1,902	1,787,880

			8,534,562

Hotels, Restaurants & Leisure — 6.7%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 11/19/26		1,003	955,778
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		129	114,979
Aristocrat Technologies, Inc., 2022 Term Loan B, (SOFR + 2.25%), 4.40%, 05/24/29		124	119,474
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 12/23/24		1,104	1,061,071
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		751	722,651
Carnival Corp., (6 mo. LIBOR + 3.00%, 0.75% Floor), 5.88%, 06/30/25		443	410,286
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 3.67%, 03/17/28		479	450,599
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		567	552,737
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 03/08/24		2,740	2,027,829
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		2,097	1,928,452
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 11/30/23		809	798,519
IRB Holding Corp., 2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 02/05/25		974	921,893
Penn National Gaming, Inc., 2022 Term Loan B, (SOFR + 2.75%), 4.38%, 05/03/29		920	880,003
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 03/13/28		1,061	998,103
Scientific Games International, Inc., 2022 USD Term Loan, (SOFR + 3.00%), 4.36%, 04/14/29		505	478,488
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		689	653,622
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/08/27		1,266	1,188,522
Travelport Finance Luxembourg SARL
2020 Super Priority Term Loan, (3 mo. LIBOR + 1.50%, 1.00% Floor), 3.75%, 02/28/25		875	863,049
2021 Consented Term Loan, (3 mo. LIBOR + 5.00%), 7.25%, 05/29/26 (h)		1,026	789,580

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.37%, 10/02/28	USD	557	$515,292
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 08/03/28		1,402	1,310,828
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25		332	319,698

			18,061,453

Household Durables — 1.6%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		1,019	784,702
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 3.42%, 02/04/27		930	891,783
Snap One Holdings Corp., Term Loan B, (6 mo. LIBOR + 4.50%), 7.38%, 12/08/28		666	603,511
Solis IV BV, USD Term Loan B1, (SOFR + 3.50%), 4.84%, 02/26/29		1,394	1,196,233
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		511	418,152
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.92%, 10/30/27		634	573,729

			4,468,110

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 3.67%, 03/03/28		331	317,994

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 01/15/25		312	298,648
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 3.67%, 08/12/26		468	443,330
Term Loan B9, (1 mo. LIBOR + 2.00%), 3.67%, 04/05/26		871	818,948

			1,560,926

Industrial Conglomerates — 2.5%
AVSC Holding Corp. (g)
2020 Term Loan B1, (0.25% PIK), 5.11%, 03/03/25		1,498	1,283,344
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		810	853,968
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.99%, 09/29/28		1,072	987,789
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.30%, 11/28/23		418	414,308
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 9.00%, 07/28/28		673	597,636
Vertical U.S. Newco, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.02%, 07/30/27		1,170	1,090,177
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.87%, 03/02/27		1,814	1,682,793

			6,910,015

Insurance — 4.5%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		1,779	1,671,193

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Alliant Holdings Intermediate LLC (continued)
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 5.01%, 11/06/27	USD	2,351	$2,181,397
Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/09/25		628	592,939
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 02/19/28		1,194	1,125,569
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		627	586,206
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27		606	566,372
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.21%, 04/25/25		1,765	1,667,502
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.35%, 04/25/25		1,657	1,568,057
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 02/15/27		115	106,138
Ryan Specialty Group LLC, Term Loan, (SOFR + 3.00%, 0.75% Floor), 4.63%, 09/01/27 (b)		705	676,777
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/31/25		487	456,267
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 09/03/26		625	593,105
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.92%, 09/03/26		506	487,866

			12,279,388

Interactive Media & Services — 2.5%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 06/26/28		1,530	1,459,079
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/06/27		454	413,468
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.67%, 10/30/26		1,746	1,642,144
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 08/10/27		453	434,630
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		3,134	2,851,914

			6,801,235

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.69%, 11/08/27		1,157	1,096,027
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 5.92%, 02/12/27 (b)		228	210,584

			1,306,611

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.07%, 02/25/27		1,096	1,046,600

IT Services — 7.1%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.38%, 11/24/28		885	836,325
2020 USD Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.63%, 11/24/27 (b)		473	435,188

Security		Par (000)	Value

IT Services (continued)
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/02/25	USD	1,259	$1,169,831
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 10/30/26		1,351	1,275,625
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.50%, 09/21/28		1,043	986,972
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.19%, 06/04/29 (b)		873	628,848
Term Loan, (1 mo. LIBOR + 3.50%), 5.19%, 06/02/28		2,090	1,732,254
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.42%, 04/28/28		1,258	1,207,674
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/01/27		3,082	2,938,972
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 02/12/27 (b)		1,564	1,407,466
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.25%, 10/09/28		2,590	2,570,575
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.42%, 11/16/26		1,150	1,082,932
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 3.92%, 12/01/28		1,612	1,533,341
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 02/11/28		645	607,359
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 3.92%, 03/31/28		603	578,854
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/02/26		135	130,191

			19,122,407

Leisure Products — 0.5%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.23%, 12/01/28		604	570,171
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 06/19/24		613	598,288
Peloton Interactive, Inc., Term Loan, (SOFR + 6.50%), 8.35%, 05/25/27		213	202,484

			1,370,943

Life Sciences Tools & Services — 3.3%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 3.92%, 11/08/27		1,641	1,569,719
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.17%, 02/04/27		2,714	2,500,940
ICON Luxembourg SARL
LUX Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		1,713	1,652,437
US Term Loan, (3 mo. LIBOR + 2.25%), 4.56%, 07/03/28		427	411,707
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (SOFR + 3.00%), 3.85%, 10/19/27 (b)		925	876,493
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.88%, 11/15/28		2,113	1,979,968

			8,991,264

Machinery — 3.3%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%), 6.43%, 08/17/26		1,138	1,087,122

116	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Machinery (continued)
ASP Blade Holdings, Inc., Initial Term Loan, (1 mo. LIBOR + 4.00%), 5.67%, 10/13/28	USD	248		$216,627
Clark Equipment Co., 2022 Term Loan B, (SOFR + 2.50%), 4.65%, 04/20/29		188		180,263
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 5.06%, 05/14/28		249		237,553
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/21/28		727		678,396
Fluidra SA, 2022 USD Term Loan B, (SOFR + 2.00%), 3.63%, 01/29/29		192		185,875
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 3.38%, 03/01/27		1,385		1,322,787
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 4.52%, 06/21/28		2,299		2,088,597
SPX Flow, Inc., (SOFR + 4.50%), 6.13%, 04/05/29		852		791,634
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		2,402		2,197,148
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 10/04/28		78		75,827

				9,061,829

Media — 12.8%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.79%, 07/15/25		691		623,170
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 3.79%, 01/31/26		955		860,954
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 5.41%, 08/14/26		2,141		1,951,777
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 4.20%, 04/22/26		934		784,509
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 3.67%, 05/03/28		303		290,822
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.42%, 04/30/25		1,612		1,567,308
City Football Group Ltd., Term Loan, (3 mo. LIBOR + 3.50%), 4.60%, 07/21/28 (b)		984		899,935
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.74%, 08/21/26		2,353		2,014,533
CMG Media Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 12/17/26		—	(i)	133
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		3,479		3,192,075
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.57%, 07/17/25		1,312		1,217,604
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 3.82%, 04/15/27		1,105		1,024,525
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 4.42%, 01/07/28		526		496,986
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 12/01/23 (b)		540		472,819
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 03/24/25		819		789,742
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.35%, 10/17/26		1,563		1,457,163

Security		Par (000)	Value

Media (continued)
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.42%, 09/13/24	USD	1,898	$1,783,167
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.42%, 09/13/24		1,796	1,688,024
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.92%, 02/23/29		689	646,321
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.17%, 09/18/26		539	529,682
Sinclair Television Group, Inc., 2022 Term Loan B4, (SOFR + 3.75%), 5.38%, 04/21/29 (b)		1,124	1,034,080
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 09/28/23 (b)		2,539	2,430,682
Trader Interactive LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 07/28/28 (b)		347	331,678
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 4.32%, 01/31/29		474	449,201
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 4.57%, 01/31/29		913	872,728
USD Term Loan N, (1 mo. LIBOR + 2.50%), 3.82%, 01/31/28		609	569,197
Voyage Digital Ltd., (SOFR + 4.50%), 5.28%, 05/11/29 (b)		628	596,600
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 05/18/25		2,003	1,880,198
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 3.79%, 01/20/28		1,309	1,253,266
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 03/09/27		3,114	2,861,661

			34,570,540

Oil, Gas & Consumable Fuels — 2.0%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 12/13/25		578	488,807
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 06/28/24		25	14,951
2020 Take Back Term Loan, (3.00% PIK), 2.83%, 06/30/25 (g)		183	91,699
Lucid Energy Group II Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.87%, 11/24/28		1,486	1,464,116
Medallion Midland Acquisition LLC, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 10/18/28		1,194	1,142,515
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.82%, 01/31/28		396	393,691
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.71%, 10/05/28		1,937	1,838,744

			5,434,523

Personal Products — 1.4%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.65%, 12/22/26		253	247,359

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Products (continued)
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 5.42%, 07/03/28	USD	138	$137,088
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.00%, 10/01/26		3,758	3,468,977

			3,853,424

Pharmaceuticals — 3.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.50%, 05/04/25		751	678,049
Bausch Health Cos., Inc., 2022 Term Loan B, (SOFR + 5.25%), 6.55%, 02/01/27		1,344	1,149,002
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 3.63%, 02/22/28		987	971,072
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 2.81%, 08/01/27		971	915,253
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		982	925,412
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 05/05/28		1,395	1,327,996
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 10/27/28		435	414,150
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%), 4.63%, 06/02/28		951	913,659
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 5.25%, 11/18/27 (b)		851	785,093

			8,079,686

Professional Services — 1.5%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (SOFR + 3.25%), 4.75%, 01/18/29		442	411,512
Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		1,487	1,400,199
Element Materials Technology Group U.S. Holdings, Inc. (h)
2022 USD Delayed Draw Term Loan B, 04/12/29		375	359,023
2022 USD Delayed Draw Term Loan D, 04/12/29		812	777,882
Galaxy U.S. Opco, Inc., Term Loan, (SOFR + 4.75%), 6.28%, 04/29/29		1,244	1,164,695

			4,113,311

Real Estate Management & Development — 1.0%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 11/03/28		1,523	1,372,275
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 4.42%, 08/21/25		1,458	1,369,311

			2,741,586

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 08/06/27		408	385,577
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.09%, 08/04/25 (b)		731	653,087

			1,038,664

Semiconductors & Semiconductor Equipment — 0.1%
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.36%, 12/02/28		388	376,771

Security		Par (000)	Value

Software — 14.6%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 09/19/24	USD	302	$288,748
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.75%, 09/19/25		439	421,576
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 5.98%, 02/12/25		1,278	1,264,415
2020 2nd Lien Term Loan, 10/30/28		403	402,074
2022 Term Loan, 05/17/29 (h)		473	452,306
Central Parent, Inc., 2022 USD Term Loan B, 07/06/29 (h)		452	426,069
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 10/08/29 (b)		602	523,740
2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/08/28		1,847	1,694,962
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		628	573,430
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.42%, 10/16/28		740	659,965
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 05/28/24 (b)		795	685,307
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.83%, 02/04/28		177	166,431
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.42%, 07/31/28		1,316	1,273,888
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 5.95%, 03/11/28		1,315	1,205,803
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 10/27/28		3,175	3,006,101
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.27%, 10/30/28 (b)		452	428,144
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 8.67%, 10/01/29		645	597,431
2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		362	331,925
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 0.75% Floor), 6.23%, 07/27/28		1,499	1,343,635
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 9.48%, 07/27/29		1,359	1,236,214
McAfee LLC, 2022 USD Term Loan B, (SOFR + 4.00%), 5.15%, 03/01/29		2,154	1,954,755
Netsmart Technologies, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 10/01/27		965	916,891
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.92%, 12/18/28 (b)		572	543,400
Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.67%, 12/17/27		1,321	1,241,511
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.82%, 08/31/28		1,737	1,610,399
2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 7.82%, 08/31/29		895	854,725
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.67%, 04/24/28		3,890	3,587,319

118	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
RealPage, Inc. (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 8.17%, 04/23/29	USD	1,825	$1,730,804
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 05/30/25		418	394,445
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.62%, 08/01/25		1,716	1,644,233
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 5.50%, 10/07/27		1,354	1,260,407
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		1,799	1,760,423
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.25%), 6.21%, 05/03/27		865	795,877
2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		2,684	2,507,866
Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 05/04/26		1,775	1,673,507

			39,458,726

Specialty Retail — 4.9%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 3.69%, 11/13/25		269	259,812
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 3.50%, 10/30/26 (b)		658	628,509
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.88%, 04/13/28		1,710	1,640,035
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (SONIA + 4.25%), 5.19%, 06/23/25	GBP	1,000	1,109,265
EG Group Ltd., 2021 Term Loan, 6.50%, 03/31/26	USD	351	331,471
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		423	398,382
Mavis Tire Express Services Corp., 2021 Term Loan B, (SOFR + 4.00%), 5.63%, 05/04/28		1,858	1,713,919
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 5.92%, 08/31/26		1,059	953,273
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28		3,261	3,060,689
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		609	559,374
Restoration Hardware, Inc., 2022 Incremental Term Loan, (SOFR + 3.25%), 4.88%, 10/20/28		535	476,150
Reverb Buyer, Inc., 2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.38%, 11/01/28		1,517	1,419,347
WOOF Holding, Inc. (b)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.81%, 12/21/27		337	314,008
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 9.31%, 12/21/28		345	331,200

			13,195,434

Technology Hardware, Storage & Peripherals — 0.2%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 6.67%, 07/23/26		628	558,007

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc., Term Loan B, (SOFR + 3.50%), 4.45%, 02/17/29	USD	1,172	$1,064,385

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 05/19/28		850	809,520
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28 (b)		753	655,128
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 7.00%, 04/03/28		418	384,098
SRS Distribution, Inc., 2022 Incremental Term Loan, (SOFR + 3.50%), 4.00%, 06/02/28		614	564,057

			2,412,803

Wireless Telecommunication Services — 1.1%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR), 4.99%, 04/30/28		677	639,381
MetroNet Systems Holdings LLC, 2021 1st Lien Term Loan, (SOFR + 3.75%), 5.05%, 06/02/28		437	403,221
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.42%, 04/11/25		2,064	1,985,390

			3,027,992

Total Floating Rate Loan Interests — 143.6% (Cost: $415,971,756)			388,676,689

		Shares

Investment Companies

Fixed Income Funds — 0.2%
Invesco Senior Loan ETF (j)(k)		35,400	717,558

Total Investment Companies — 0.2% (Cost: $772,948)			717,558

		Benefical Interest (000)

Other Interests

IT Services (b)(l) — 0.0%
Millennium Corp.	USD	991	—
Millennium Lender Claim Trust		930	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc.		2,642	—

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (a)	617	$6,336

Total Warrants — 0.0% (Cost: $ — )		6,336

Total Long-Term Investments — 146.2% (Cost: $425,258,791)		395,926,245

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (j)(k)	990,767	990,767

Total Short-Term Securities — 0.4% (Cost: $990,767)		990,767

Total Investments — 146.6% (Cost: $426,249,558)		396,917,012

Liabilities in Excess of Other Assets — (46.6)%		(126,226,755)

Net Assets — 100.0%		$270,690,257

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $621, representing less than 0.05% of its net assets as of period end, and an original cost of $131,156.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Rounds to less than 1,000.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$990,767	(a)	$—	$—	$—	$990,767	990,767	$559	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 1,926,296	GBP 1,536,000	Natwest Markets PLC	09/21/22	$53,726

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V2	5.00%	Quarterly	12/20/26	B+	USD	3,465	$(43,320)	$232,801	$(276,121)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

120	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$232,801	$—	$—	$(276,121)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$53,726	$—	$—	$53,726

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	$—	$276,121	$—	$—	$—	$—	$276,121

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$103,033	$—	$—	$103,033
Swaps	—	53,889	—	—	—	—	53,889

	$—	$53,889	$—	$103,033	$—	$—	$156,922

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$102,722	$—	$—	$102,722
Swaps	—	(344,860)	—	—	—	—	(344,860)

	$—	$(344,860)	$—	$102,722	$—	$—	$(242,138)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,977,407
Credit default swaps:
Average notional value — sell protection	$3,482,500
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$53,726	$—
Swaps — centrally cleared	14,293	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	68,019	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,293)	—

Total derivative assets and liabilities subject to an MNA	$53,726	$—

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Natwest Markets PLC	$53,726	$—	$—	$—	$53,726

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$22,408	$—	$—	$22,408
Construction & Engineering	43,687	—	—	43,687
Household Durables	—	—	—	—
Metals & Mining	—	832	621	1,453
Software	90	—	—	90
Specialty Retail	—	385,932	—	385,932
Corporate Bonds	—	6,072,092	—	6,072,092
Floating Rate Loan Interests	—	357,586,852	31,089,837	388,676,689
Investment Companies	717,558	—	—	717,558
Other Interests	—	—	—	—
Warrants	6,336	—	—	6,336
Short-Term Securities
Money Market Funds	990,767	—	—	990,767
Liabilities
Unfunded Floating Rate Loan Interests (a)	—	(50,301)	(3,801)	(54,102)

	$1,780,846	$363,995,407	$31,086,657	$396,862,910

Derivative Financial Instruments (b)
Assets
Foreign Currency Exchange Contracts	$—	$53,726	$—	$53,726
Liabilities
Credit Contracts	—	(276,121)	—	(276,121)

	$—	$(222,395)	$—	$(222,395)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

122	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Floating Rate Income Trust (BGT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $127,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds			Floating Rate Loan Interests	Other Interests			Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2021	$486		$—		$17,379,496		$—		$(182)	$17,379,800
Transfers into Level 3 (a)	—		—		21,622,048		—		(1,028)	21,621,020
Transfers out of Level 3 (b)	—		—		(5,436,326)		—		182	(5,436,144)
Accrued discounts/premiums	—		—		123,977		—		—	123,977
Net realized gain (loss)					4,209					4,209
Net change in unrealized appreciation (depreciation) (c)(d)	135		—		(2,552,886)		—		(2,773)	(2,555,524)
Purchases	—		—		4,443,726		—		—	4,443,726
Sales	—		—		(4,494,407)		—		—	(4,494,407)

Closing balance, as of June 30, 2022.	$621	$	—(e	)	$31,089,837	$	—(e	)	$(3,801)	$31,086,657

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$135		$—		$(2,476,933)		$—		$(2,773)	$(2,479,571)

(a)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

(e)	Rounds to less than $1.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	123

Statements of Assets and Liabilities
(unaudited)
June 30, 2022

	BHK	HYT (a)	BTZ	BGT

ASSETS
Investments, at value — unaffiliated (b)	$1,070,825,641	$1,600,914,960	$1,585,152,759	$395,926,245
Investments, at value — affiliated (c)	18,146,817	2,647,274	3,126,037	990,767
Cash	1,231,811	848,709	—	881,276
Cash pledged:
Collateral — reverse repurchase agreements	9,548,039	—	20,758,457	—
Collateral — OTC derivatives	4,459,000	2,680,000	—	—
Futures contracts	1,298,970	573,000	1,671,000	—
Centrally cleared swaps	2,833,000	—	6,264,000	329,000
Foreign currency, at value (d)	25,778	99,149	—	18,978
Receivables:
Investments sold	2,269,879	37,609,776	6,105,164	4,487,907
Options written	—	—	2,593,250	—
Reverse repurchase agreements	—	—	124,430	—
Swaps	5,298	31,789	—	—
TBA sale commitments	24,956,602	—	—	—
Dividends — unaffiliated	24,339	7,006	—	—
Dividends — affiliated	16,683	1,164	12,399	338
Interest — unaffiliated	10,524,548	24,466,799	22,726,020	2,488,790
Principal paydowns	320,203	—	—	—
Variation margin on futures contracts	992,585	—	2,251,913	—
Variation margin on centrally cleared swaps	—	—	—	14,293
Swap premiums paid	10,998	60,999	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	187,533	780,331	—	53,726
OTC swaps	319	1,975	—	—
Deferred offering costs	127,821	163,261	—	—
Prepaid expenses	8,593	16,928	—	6,861

Total assets	1,147,814,457	1,670,903,120	1,650,785,429	405,198,181

LIABILITIES
Bank overdraft	—	—	106,960	—
Cash received as collateral for OTC derivatives	—	—	410,000	—
Options written, at value (e)	—	—	2,698,232	—
TBA sale commitments, at value (f)	25,144,893	—	—	—
Reverse repurchase agreements, at value	421,979,136	—	547,698,452	—
Payables:
Investments purchased	52,201,375	13,962,199	7,996,243	6,585,465
Reverse repurchase agreements	—	—	124,430	—
Accounting services fees	103,240	144,705	160,850	43,230
Bank borrowings	—	494,000,000	—	127,000,000
Custodian fees	77,294	44,293	34,325	23,378
Income dividend distributions	73,471	—	377,222	25,957
Interest expense	—	896,510	—	230,519
Investment advisory fees	444,008	843,433	850,252	251,907
Trustees’ and Officer’s fees	200,606	572,424	745,160	204,269
Other accrued expenses	59,985	244,759	138,850	18,083
Professional fees	87,658	130,870	91,758	54,713
Transfer agent fees	36,632	58,408	111,934	16,301
Variation margin on futures contracts	1,082,239	213,568	1,917,252	—
Variation margin on centrally cleared swaps	824,758	—	85,129	—
Swap premiums received	2,963,817	184,427	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,551	186	—	—
OTC swaps	1,831,922	3,461,234	—	—
Unfunded floating rate loan interests	17,250	114,763	11,533	54,102

Total liabilities	507,129,835	514,871,779	563,558,582	134,507,924

NET ASSETS	$640,684,622	$1,156,031,341	$1,087,226,847	$270,690,257

124	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(unaudited) (continued)
June 30, 2022

	BHK	HYT (a)	BTZ	BGT

NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$755,549,804	$1,551,509,936	$1,253,197,058	$328,730,953
Accumulated loss	(114,865,182)	(395,478,595)	(165,970,211)	(58,040,696)

NET ASSETS	$640,684,622	$1,156,031,341	$1,087,226,847	$270,690,257

Net asset value (g)(h)(i)	$11.86	$9.45	$11.63	$12.10

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$1,167,482,395	$1,850,075,851	$1,716,881,332	$425,258,791
(c) Investments, at cost — affiliated	$18,146,817	$2,647,274	$3,126,037	$990,767
(d) Foreign currency, at cost	$25,727	$101,869	$—	$19,851
(e) Premiums received	$—	$—	$2,702,036	$—
(f) Proceeds from TBA sale commitments.	$24,956,602	$—	$—	$—
(g) Shares outstanding	54,010,702	122,317,200	93,507,103	22,370,659
(h) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(i) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Operations
(unaudited)
Six Months Ended June 30, 2022

	BHK	HYT (a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$136,534	$941,632	$1,072,869	$12,664
Dividends — affiliated	28,783	101,936	23,618	559
Interest — unaffiliated	22,742,199	52,571,290	44,401,446	9,862,479
Other income — unaffiliated	—	137,414	196,991	96,610

Total investment income	22,907,516	53,752,272	45,694,924	9,972,312

EXPENSES
Investment advisory	2,936,078	5,717,569	5,476,962	1,589,325
Accounting services	75,188	106,910	78,957	32,010
Custodian	64,145	42,530	27,114	19,970
Transfer agent	44,158	68,452	4,043	21,863
Registration	8,689	12,110	13,294	3,929
Commitment costs	—	108,821	—	25,604
Miscellaneous	84,794	267,508	25,898	33,455

Total expenses excluding interest expense	3,213,052	6,323,900	5,626,268	1,726,156
Interest expense	871,568	3,593,861	1,398,146	836,074

Total expenses	4,084,620	9,917,761	7,024,414	2,562,230
Less:
Fees waived and/or reimbursed by the Manager	(3,231)	(16,112)	(3,305)	(79)

Total expenses after fees waived and/or reimbursed	4,081,389	9,901,649	7,021,109	2,562,151

Net investment income	18,826,127	43,850,623	38,673,815	7,410,161

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(15,380,004)	(10,010,831)	(11,888,224)	(1,936,367)
Investments — affiliated	—	(738,522)	—	—
Forward foreign currency exchange contracts	561,113	2,932,157	—	103,033
Foreign currency transactions	(76,113)	36,054	—	3,564
Futures contracts	(5,093,903)	3,289,397	16,791,908	—
Options written	(4,116,630)	(23,707)	576,973	—
Swaps	5,446,533	(1,348,937)	976,762	53,889

	(18,659,004)	(5,864,389)	6,457,419	(1,775,881)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(172,635,502)	(297,311,116)	(315,260,461)	(28,155,798)
Investments — affiliated	—	(576,952)	—	—
Forward foreign currency exchange contracts	338,746	1,218,978	—	102,722
Foreign currency translations	2,307	(37,854)	—	(164)
Futures contracts	(3,573,400)	229,035	(11,081,811)	—
Options written	(88,306)	(7,688)	3,804	—
Swaps	1,055,745	(3,962,228)	(4,474,719)	(344,860)
Unfunded floating rate loan interests	(17,327)	(123,645)	(11,533)	(53,390)

	(174,917,737)	(300,571,470)	(330,824,720)	(28,451,490)

Net realized and unrealized loss	(193,576,741)	(306,435,859)	(324,367,301)	(30,227,371)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(174,750,614)	$(262,585,236)	$(285,693,486)	$(22,817,210)

(a)	Consolidated Statement of Operations.
See notes to financial statements.

126	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BHK			HYT (a)
	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,826,127		$38,808,459	$43,850,623		$93,004,873
Net realized gain (loss)	(18,659,004)		18,970,678	(5,864,389)		67,211,285
Net change in unrealized appreciation (depreciation)	(174,917,737)		(53,684,376)	(300,571,470)		(41,679,483)

Net increase (decrease) in net assets resulting from operations	(174,750,614)		4,094,761	(262,585,236)		118,536,675

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(20,146,009	) (c)	(56,675,846)	(47,620,136	) (c)	(98,245,910)
Return of capital	—		—	—		(15,806,301)

Decrease in net assets resulting from distributions to shareholders	(20,146,009)		(56,675,846)	(47,620,136)		(114,052,211)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	267,474		925,044	1,065,866		3,779,473

NET ASSETS
Total increase (decrease) in net assets	(194,629,149)		(51,656,041)	(309,139,506)		8,263,937
Beginning of period	835,313,771		886,969,812	1,465,170,847		1,456,906,910

End of period	$640,684,622		$835,313,771	$1,156,031,341		$1,465,170,847

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Changes in Net Assets
 (continued)

	BTZ			BGT
	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,673,815		$79,256,091	$7,410,161		$14,622,796
Net realized gain (loss)	6,457,419		21,968,234	(1,775,881)		4,145,350
Net change in unrealized appreciation (depreciation)	(330,824,720)		(63,539,672)	(28,451,490)		(507,334)

Net increase (decrease) in net assets resulting from operations	(285,693,486)		37,684,653	(22,817,210)		18,260,812

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(39,226,232	) (b)	(80,320,881)	(7,236,924	) (b)	(14,667,710)
Return of capital	—		(13,796,133)	—		(2,693,947)

Decrease in net assets resulting from distributions to shareholders	(39,226,232)		(94,117,014)	(7,236,924)		(17,361,657)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—		425,778	32,244		106,634
Redemption of shares resulting from share repurchase program (including transaction costs)	—		—	—		(419,729)

Net increase (decrease) in net assets derived from capital share transactions	—		425,778	32,244		(313,095)

NET ASSETS
Total increase (decrease) in net assets	(324,919,718)		(56,006,583)	(30,021,890)		586,060
Beginning of period	1,412,146,565		1,468,153,148	300,712,147		300,126,087

End of period	$1,087,226,847		$1,412,146,565	$270,690,257		$300,712,147

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

128	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(unaudited)
Six Months Ended June 30, 2022

	BHK	HYT (a)	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(174,750,614)	$(262,585,236)	$(285,693,486)	$(22,817,210)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	631,278,466	467,013,987	301,032,750	75,431,162
Purchases of long-term investments	(624,227,324)	(304,517,751)	(251,533,691)	(55,791,610)
Net proceeds from sales (purchases) of short-term securities	7,888,692	(2,241,674)	19,091,683	(990,767)
Amortization of premium and accretion of discount on investments and other fees	616,115	813,391	1,109,042	(311,447)
Paid-in-kind income	—	—	—	(106,894)
Premiums paid on closing options written	(12,484,922)	(391,480)	(412,482)	—
Premiums received from options written	2,110,156	355,566	1,098,240	—
Net realized loss on investments and options written	18,734,193	10,797,046	11,311,251	1,936,367
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	174,088,542	300,762,651	315,268,190	28,106,466

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(16,567)	(1,160)	(12,336)	(336)
Dividends — unaffiliated	—	101,452	—	—
Interest — unaffiliated	61,700	1,949,759	1,054,085	(1,196,568)
Swaps	(5,298)	(31,789)	—	—
Variation margin on futures contracts	(814,076)	234	(2,162,280)	—
Variation margin on centrally cleared swaps	—	—	—	(7,947)
Swap premiums paid	(6,589)	(21,729)	—	—
Prepaid expenses	(2,433)	(16,928)	7,123	(4,743)
Deferred offering costs	(127,821)	(163,261)	—	—

Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(270,000)	—	—	—
Collateral — OTC derivatives	(480,000)	(430,000)	410,000	—
Payables
Accounting services fees	49,345	70,190	88,673	21,139
Custodian fees	48,411	20,687	19,586	14,000
Interest expense	361,258	373,070	105,401	110,611
Investment advisory fees	(89,050)	(226,835)	(198,775)	(29,432)
Trustees’ and Officer’s fees	(129,487)	(261,113)	(340,615)	(99,789)
Other accrued expenses	13,099	(32,180)	24,925	(4,075)
Professional fees	(46,631)	(94,239)	(28,799)	(37,641)
Transfer agent fees	21,068	34,614	(69,803)	10,718
Variation margin on futures contracts	1,032,886	213,045	1,912,508	—
Variation margin on centrally cleared swaps	245,572	—	85,129	—
Swap premiums received	(45,881)	38,583	—	—

Net cash provided by operating activities	23,052,810	211,528,900	112,166,319	24,232,004

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(32,201,866)	(56,074,876)	(46,694,256)	(8,625,950)
Payments for bank borrowings	—	(370,000,000)	—	—
Proceeds from bank borrowings	—	217,000,000	—	46,000,000
Increase (decrease) in bank overdraft	—	—	106,960	(30,118)
Amortization of deferred offering costs	—	—	—	(62,000,000)
Net borrowing of reverse repurchase agreements	16,095,909	—	(39,423,566)	—

Net cash used for financing activities	(16,105,957)	(209,074,876)	(86,010,862)	(24,656,068)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	5,351	(4,349)	—	(164)

F I N A N C I A L S T A T E M E N T S	129

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	BHK	HYT (a)	BTZ	BGT

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$6,952,204	$2,449,675	$26,155,457	$(424,228)
Restricted and unrestricted cash and foreign currency at beginning of period	12,444,394	1,751,183	2,538,000	1,653,482

Restricted and unrestricted cash and foreign currency at end of period	$19,396,598	$4,200,858	$28,693,457	$1,229,254

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$510,310	$3,220,791	$1,292,745	$725,463

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$267,474	$1,065,866	$—	$32,244

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,231,811	$848,709	$—	$881,276
Cash pledged
Collateral — reverse repurchase agreements	9,548,039	—	20,758,457	—
Collateral — OTC derivatives	4,459,000	2,680,000	—	—
Futures contracts	1,298,970	573,000	1,671,000	—
Centrally cleared swaps	2,833,000	—	6,264,000	329,000
Foreign currency at value	25,778	99,149	—	18,978

	$19,396,598	$4,200,858	$28,693,457	$1,229,254

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

130	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BHK

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021		2020			2019	2018	2017

Net asset value, beginning of period	$15.47		$16.45		$15.32	$15.79		$14.08	$14.96	$15.25

Net investment income (a)	0.35		0.72		0.72	0.22		0.66	0.72	0.76
Net realized and unrealized gain (loss)		(3.59)	(0.65)		1.24	(0.36)		1.82	(0.82)	(0.27)

Net increase (decrease) from investment operations		(3.24)	0.07		1.96	(0.14)		2.48	(0.10)	0.49

Distributions (b)
From net investment income	(0.37	) (c)	(0.80)		(0.64)	(0.27)		(0.73)	(0.78)	(0.78)
From net realized gain	—		(0.25)		(0.19)	(0.04)		(0.04)	—	—
Return of capital	—		—		—	(0.02)		—	—	—

Total distributions		(0.37)	(1.05)		(0.83)	(0.33)		(0.77)	(0.78)	(0.78)

Net asset value, end of period	$11.86		$15.47		$16.45	$15.32		$15.79	$14.08	$14.96

Market price, end of period	$11.32		$16.51		$16.30	$14.58		$14.56	$12.85	$14.10

Total Return (d)
Based on net asset value	(20.99	)% (e)	0.50	% (f)	13.24%	(0.75	)% (e)	18.86%	(0.24)%	3.88%

Based on market price	(29.34	)% (e)	8.25%		17.90%	2.43	% (e)	20.09%	(3.40)%	4.20%

Ratios to Average Net Assets (g)
Total expenses	1.12	% (h)	0.85%		0.91%	1.42	% (h)(i)	1.72%	1.60%	1.16%

Total expenses after fees waived and/or reimbursed	1.12	% (h)	0.85%		0.90%	1.42	% (h)	1.72%	1.60%	1.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.88	% (h)	0.81%		0.75%	0.79	% (h)	0.77%	0.82%	0.78%

Net investment income	5.18	% (h)	4.50%		4.52%	4.15	% (h)	4.63%	4.99%	5.19%

Supplemental Data
Net assets, end of period (000)	$640,685		$835,314		$886,970	$826,349		$851,650	$759,385	$806,848

Borrowings outstanding, end of period (000)	$421,979		$405,522		$296,921	$271,749		$273,621	$316,216	$289,078

Portfolio turnover rate (j)		48%	54%		69%	21%		27%	28%	32%

(a)
  Based on average shares outstanding.
(b)
  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
  A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)
  Aggregate total return.
(f)
  Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)
  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
  Annualized.
(i)
   Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses  after fees waived and/or reimbursed would have been 1.45%.
(j)
   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021		2020			2019	2018	2017
Portfolio turnover rate (excluding MDRs)		37%	34%		55%	11%		27%	28%	32%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	HYT (a)

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,		Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2021	2020			2019	2018	2017

Net asset value, beginning of period	$11.99		$11.95	$11.91	$11.82		$11.90	$12.22	$11.79

Net investment income (b)	0.36		0.76	0.79	0.25		0.79	0.83	0.85
Net realized and unrealized gain (loss)		(2.51)	0.21	0.18	0.22		(0.01)	(0.31)	0.47

Net increase (decrease) from investment operations		(2.15)	0.97	0.97	0.47		0.78	0.52	1.32

Distributions (c)
From net investment income	(0.39	) (d)	(0.80)	(0.82)	(0.35)		(0.86)	(0.84)	(0.89)
Return of capital	—		(0.13)	(0.11)	(0.03)		—	—	—

Total distributions		(0.39)	(0.93)	(0.93)	(0.38)		(0.86)	(0.84)	(0.89)

Net asset value, end of period	$9.45		$11.99	$11.95	$11.91		$11.82	$11.90	$12.22

Market price, end of period	$9.53		$12.34	$11.43	$11.20		$10.51	$10.70	$11.13

Total Return (e)
Based on net asset value	(18.17	)% (f)	8.42%	9.57%	4.28	% (f)	8.06%	5.25%	12.41	% (g)

Based on market price	(19.82	)% (f)	16.66%	11.45%	10.28	% (f)	6.86%	3.91%	10.94%

Ratios to Average Net Assets (h)
Total expenses	1.50	% (i)	1.35%	1.50%	1.92	% (i)(j)	2.19%	1.99%	1.54%

Total expenses after fees waived and/or reimbursed	1.50	% (i)	1.34%	1.49%	1.92	% (i)	2.19%	1.99%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.95	% (i)	0.93%	0.94%	0.93	% (i)	0.92%	0.94%	0.91%

Net investment income	6.64	% (i)	6.30%	7.06%	6.39	% (i)	6.87%	6.88%	7.04%

Supplemental Data
Net assets, end of period (000)	$1,156,031		$1,465,171	$1,456,907	$1,451,868		$1,440,436	$1,482,422	$1,545,622

Borrowings outstanding, end of period (000)	$494,000		$647,000	$685,000	$607,000		$486,000	$647,000	$649,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,340		$3,265	$3,127	$3,392		$3,965	$3,292	$3,382

Portfolio turnover rate		16%	54%	82%	20%		64%	65%	75%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

See notes to financial statements.

132	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BTZ

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,		Period from 11/01/19 to 12/31/19		Year Ended October 31,
			2021	2020			2019	2018	2017

Net asset value, beginning of period	$15.10		$15.71	$14.97	$14.94		$13.72	$14.88	$14.61

Net investment income (a)	0.41		0.85	0.84	0.13		0.79	0.81	0.81
Net realized and unrealized gain (loss)		(3.46)	(0.45)	0.91	0.15		1.25	(1.17)	0.30

Net increase (decrease) from investment operations		(3.05)	0.40	1.75	0.28		2.04	(0.36)	1.11

Distributions (b)
From net investment income	(0.42	) (c)	(0.86)	(0.85)	(0.23)		(0.79)	(0.80)	(0.79)
Return of capital	—		(0.15)	(0.16)	(0.02)		(0.03)	—	(0.05)

Total distributions		(0.42)	(1.01)	(1.01)	(0.25)		(0.82)	(0.80)	(0.84)

Net asset value, end of period	$11.63		$15.10	$15.71	$14.97		$14.94	$13.72	$14.88

Market price, end of period	$10.89		$15.05	$14.71	$13.98		$13.55	$11.72	$13.36

Total Return (d)
Based on net asset value	(20.22	)% (e)	2.73%	12.78%	2.02	% (e)	16.17%	(1.72)%	8.53%

Based on market price	(25.05	)% (e)	9.36%	13.07%	5.05	% (e)	23.34%	(6.49)%	10.62%

Ratios to Average Net Assets (f)
Total expenses	1.13	% (g)	1.12%	1.35%	1.68	% (g)(h)	2.26%	1.82%	1.23%

Total expenses after fees waived and/or reimbursed	1.13	% (g)	1.12%	1.35%	1.68	% (g)	2.25%	1.82%	1.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91	% (g)	0.94%	0.94%	0.92	% (g)	1.08%	0.94%	0.87%

Net investment income	6.23	% (g)	5.49%	5.69%	5.29	% (g)	5.57%	5.69%	5.53%

Supplemental Data
Net assets, end of period (000)	$1,087,227		$1,412,147	$1,468,153	$1,554,828		$1,551,243	$1,439,954	$1,598,034

Borrowings outstanding, end of period (000)	$547,698		$587,017	$614,172	$577,231		$568,461	$707,102	$477,822

Portfolio turnover rate		14%	20%	34%	2%		18%	30%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.70%.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BGT

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,		Period from 11/01/19 to 12/31/19		Year Ended October 31,
			2021	2020			2019	2018	2017

Net asset value, beginning of period	$13.44		$13.40	$14.10	$13.95		$14.33	$14.49	$14.41

Net investment income (a)	0.33		0.65	0.66	0.12		0.80	0.76	0.73
Net realized and unrealized gain (loss)		(1.35)	0.17	(0.47)	0.26		(0.37)	(0.21)	0.12

Net increase (decrease) from investment operations		(1.02)	0.82	0.19	0.38		0.43	0.55	0.85

Distributions (b)
From net investment income	(0.32	) (c)	(0.66)	(0.69)	(0.23)		(0.81)	(0.71)	(0.77)
Return of capital	—		(0.12)	(0.20)	—		—	—	—

Total distributions		(0.32)	(0.78)	(0.89)	(0.23)		(0.81)	(0.71)	(0.77)

Net asset value, end of period	$12.10		$13.44	$13.40	$14.10		$13.95	$14.33	$14.49

Market price, end of period	$11.02		$13.99	$11.79	$12.87		$12.42	$12.72	$14.31

Total Return (d)
Based on net asset value	(7.50	)% (e)	6.43%	2.83%	2.89	% (e)	4.00%	4.25%	6.13%

Based on market price	(19.07	)% (e)	25.91%	(0.88)%	5.48	% (e)	4.31%	(6.30)%	11.21%

Ratios to Average Net Assets (f)
Total expenses	1.76	% (g)	1.61%	1.72%	2.11	% (g)	2.41%	2.29%	1.92%

Total expenses after fees waived and/or reimbursed	1.76	% (g)	1.60%	1.70%	2.11	% (g)	2.41%	2.29%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.19	% (g)	1.19%	1.17%	1.28	% (g)	1.16%	1.21%	1.20%

Net investment income	5.10	% (g)	4.82%	5.13%	5.23	% (g)	5.68%	5.27%	5.02%

Supplemental Data
Net assets, end of period (000)	$270,690		$300,712	$300,126	$323,708		$321,091	$339,096	$342,890

Borrowings outstanding, end of period (000)	$127,000		$143,000	$129,000	$130,000		$123,000	$142,000	$150,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,131		$3,103	$3,327	$3,490		$3,610	$3,389	$3,287

Portfolio turnover rate		11%	50%	65%	6%		53%	57%	63%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

134	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited)

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end
non-index
fixed-income funds and all BlackRock-advised
closed-end
funds referred to as the BlackRock Fixed-Income Complex.
Basis of
Consolidation:
The accompanying consolidated financial statements of HYT include the account of HYT Subsidary LLC (Delaware) (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of HYT. The Taxable Subsidiary enables HYT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. HYT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $1,351,199, which is 0.1% of HYT consolidated net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.
Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value.
Dividends from foreign securities where the
ex-dividend
dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend
dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind
interest are recognized daily on an accrual basis.
For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation:
Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes:
The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

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Notes to Financial Statements
(unaudited) (continued)

Segregation and Collateralization:
In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Distributions:
Distributions paid by the Trusts are recorded on the
ex-dividend
dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable
return of capital.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income
securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•
Exchange-traded funds (“ETFs”) and
closed-end
funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end
funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

136	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited) (continued)

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Over-the-counter
(“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements
(unaudited) (continued)

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.
The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of June 30, 2022, certain investments of HYT were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities:
Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency
mortgage-backed securities are securities issued by
non-governmental
issuers and have no direct or indirect government guarantees of payment and are subject to various risks.
Non-agency
mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations:
Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class
 Pass-Through Securities:
Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities:
Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

138	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited) (continued)

Capital Securities and Trust Preferred Securities:
Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income
producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests:
Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment
grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market
daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BHK	Athenahealth, Inc.	$195,963	$195,963	$179,920	$(16,043)
	New Arclin U.S. Holding Corp.	16,201	16,120	14,913	(1,207)
HYT	Athenahealth, Inc.	1,283,682	1,283,682	1,178,587	(105,095)
	New Arclin U.S. Holding Corp.	129,776	129,126	119,458	(9,668)
BTZ	Athenahealth, Inc.	65,453	65,274	60,095	(5,179)
	New Arclin U.S. Holding Corp.	27,771	27,528	25,563	(1,965)
	Precision Medicine Group LLC	14,448	14,359	13,329	(1,030)
	Reverb Buyer, Inc.	52,158	52,165	48,806	(3,359)

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Notes to Financial Statements
(unaudited) (continued)

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BGT	Athenahealth, Inc.	$302,121	$302,121	$277,386	$(24,735)
	CP Iris Holdco I, Inc.	72,634	72,634	66,551	(6,083)
	Precision Medicine Group LLC	49,052	49,052	45,251	(3,801)
	Reverb Buyer, Inc.	289,637	288,395	271,028	(17,367)
	Trident TPI Holdings, Inc.	33,063	33,063	30,947	(2,116)

Forward Commitments, When-Issued and Delayed Delivery Securities:
The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
TBA Commitments:
TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively.
Non-cash
collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge
or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the six months ended June 30, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate

BHK	$452,957,005	0.39%
BTZ	529,556,428	0.53
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge,
or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements
(unaudited) (continued)

As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

BHK
Barclays Capital, Inc.	$(654,417)	$654,417		$—		$—
BNP Paribas S.A.	(149,957,522)	149,957,522		—		—
Cantor Fitzgerald & Company	(31,546,918)	31,546,918		—		—
Credit Agricole Corporate and Investment Bank	(24,295,984)	24,295,984		—		—
Credit Suisse Securities (USA) LLC	(352,502)	352,502		—		—
HSBC Securities (USA), Inc.	(92,696,272)	92,696,272		—		—
Nomura Securities International, Inc.	(88,610,525)	88,610,525		—		—
RBC Capital Markets LLC	(10,578,470)	10,578,470		—		—
TD Securities (USA) LLC	(23,286,526)	23,286,526		—		—

	$(421,979,136)	$421,979,136		$—		$—

(a)
Collateral, if any, with a value of $434,131,128 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchas e Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

BTZ
Barclays Capital, Inc.	$(129,651,329)	$129,651,329		$—		$—
BNP Paribas S.A.	(63,979,812)	63,979,812		—		—
Credit Suisse Securities (USA) LLC	(29,371,745)	29,371,745		—		—
RBC Capital Markets LLC	(306,775,515)	306,775,515		—		—
TD Securities (USA) LLC	(17,920,051)	17,920,051		—		—

	$(547,698,452)	$547,698,452		$—		$—

(a)
Collateral, if any, with a value of $608,766,147 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements
(unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is
marked-to-market
daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.
Non-deliverable
forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options:
The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•
Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•
Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•
Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps:
Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the

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Notes to Financial Statements
(unaudited) (continued)

Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•
Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively.
Non-cash
collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge
or use cash and
non-cash
collateral it receives. A Trust generally agrees not to use
non-cash
collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance.
Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements
(unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

Trust Name	Investment Advisory Fees

BHK	0.50%
BTZ	0.62
BGT	0.75
For purposes of calculating these fees, “managed assets” are determined as total assets of (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory
agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the
“Sub-Advisers”),
each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser,
a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Service and Distribution Fees:
BHK and HYT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BHK and HYT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BHK’s and HYT’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2022 amounted to $0.
Expense Waivers and Reimbursements:
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023.
The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust.
These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BHK	$3,231
HYT	16,112
BTZ	3,305
BGT	79

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Notes to Financial Statements
(unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:
Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:
The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule
17a-7
under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BHK	$3,863,624	$441,007	$(172,975)
HYT	59,136	938,498	39,760
BTZ	163,445	549,077	(77,795)

7.	PURCHASES AND SALES
For the six months ended June 30, 2022, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Trust Name	Purchases	Sales	Purchases	Sales

BHK	$10,061,736	$73,379,727	$554,225,254	$526,408,058
HYT	—	—	307,653,957	501,683,990
BTZ	—	—	252,327,821	300,493,490
BGT	—	—	47,420,697	72,156,313

For the six months ended June 30, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BHK	$128,391,293	$128,436,775

8.	INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
As of December 31, 2021, the Trusts had
non-expiring
capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

HYT	$121,511,509
BTZ	11,269,126
BGT	24,851,216

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BHK	$1,187,529,702	$19,888,209	$(118,927,761)	$(99,039,552)
HYT	1,854,288,067	14,665,116	(267,839,542)	(253,174,426)
BTZ	1,724,514,242	30,710,382	(183,303,302)	(152,592,920)
BGT	426,438,450	327,921	(30,071,756)	(29,743,835)

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements
(unaudited) (continued)

9.	BANK BORROWINGS
BGT and HYT are party to a senior committed secured,
360-day
rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon
360-days
written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the maximum commitment amounts of $732,000,000 for HYT and $168,000,000 for BGT.
Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above
7-day,
30-day,
60-day
or
90-day
LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.
In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.
For the six months ended June 30, 2022, the average amount of bank borrowings and the daily weighted average interest rates for BGT and HYT for loans under the revolving credit agreements were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

HYT	$663,000,000	$587,707,182	1.23%
BGT	146,000,000	134,049,724	1.26

10.	PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid

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Notes to Financial Statements
(unaudited) (continued)

investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements
(unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS
BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BHK and HYT have filed a prospectus with the SEC allowing it to issue an additional 15,000,000 and 40,000,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, BHK and HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). For the period ended June 30, 2022, BHK and HYT did not issue any Common Shares. As of period end, 15,000,000 and 40,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BHK and HYT in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/22	Year Ended 12/31/21

BHK	17,666	57,910
HYT	101,463	311,681
BTZ	—	28,104
BGT	2,386	7,902

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each
Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.
For the six months ended June 30, 2022, BHK, HYT, BTZ and BGT did not repurchase any shares.

12.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BHK	07/01/22	07/15/22	07/29/22	$0.074600
	08/01/22	08/15/22	08/31/22	0.074600
HYT	07/01/22	07/15/22	07/29/22	0.077900
	08/01/22	08/15/22	08/31/22	0.077900
BTZ	07/01/22	07/15/22	07/29/22	0.083900
	08/01/22	08/15/22	08/31/22	0.083900
BGT	07/01/22	07/15/22	07/29/22	0.064700
	08/01/22	08/15/22	08/31/22	0.064700
On July 25, 2022, BGT filed an initial registration statement with the SEC seeking the ability to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which is not yet effective. BGT may not sell any Common Shares in the Shelf Offering until the registration statement filed with the SEC is effective.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”), BlackRock Credit Allocation Income Trust (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May
19-20,
2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory
agreements (the
“Sub-Advisory
Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the
“Sub-Advisors”)
and BHK. The Manager and the
Sub-Advisors
are referred to herein as “BlackRock.” The Advisory Agreements and the
Sub-Advisory
Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day
meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year,
three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment
management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out
benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised
mutual funds,
closed-end
funds, and
open-end
funds, under similar investment mandates, as applicable; (e) a review of non-management
fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out
benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund
basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

(continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end
funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment
advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents registration statements in connection with BHK’s and HYT’s equity shelf programs and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end
funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing
COVID-19
pandemic.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date
at a fund’s
ex-date
NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BHK’s performance relative to the BHK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHK generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHK, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered HYT’s performance relative to HYT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, HYT generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for HYT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BTZ’s performance relative to BTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTZ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BGT’s performance relative to BGT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGT, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
  (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised
mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BHK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that HYT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BTZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to BTZ. The Board noted that BTZ’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.
The Board noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end
funds do not have fund level breakpoints because
closed-end
funds generally do not experience substantial growth after the initial public offering.
Closed-end
funds are typically priced at scale at a fund’s inception. The Board noted that although each of BHK and HYT may from time-to-time
make additional share offerings pursuant to its equity shelf program, the growth of BHK’s and HYT’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or
“fall-out”
benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	151

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
  (continued)

The Board noted the competitive nature of the
closed-end
fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end
fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end
funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end
funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end
fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end
funds; and maintaining and enhancing its
closed-end
fund website.
Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year
term ending June 30, 2023, and the
Sub-Advisory
Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BRS and BHK for a one-year
term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important
or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

152	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Regulation Regarding Derivatives
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule
18f-4”).
The Trusts will be required to implement and comply with Rule
18f-4
by August 19, 2022. Once implemented, Rule
18f-4
will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end
of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable
return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BHK and HYT, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BHK and HYT, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BHK and HYT, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BHK’s and HYT’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws
that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

A D D I T I O N A L I N F O R M A T I O N	153

Additional Information
  (continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for BHK and HYT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BHK and HYT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BHK and HYT only, prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Trusts’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BHK and HYT may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BHK and HYT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BHK and HYT net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BHK and HYT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On February 28, 2022, BHK filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BHK are not offers to sell BHK Common Shares or solicitations of an offer to buy BHK Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BHK contains important information about BHK, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BHK carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from
BlackRock at blackrock.com
.
On February 9, 2022, HYT filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of HYT are not offers to sell HYT Common Shares or solicitations of an offer to buy HYT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of HYT contains important information about HYT, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of HYT carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from
BlackRock at blackrock.com
.

154	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
  (continued)

BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited (a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

(a) For BHK and BTZ.

A D D I T I O N A L I N F O R M A T I O N	155

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

CAB	Capital Appreciation Bonds

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

TBA	To-Be-Announced

156	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?
blackrock.com    |    800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXBOND-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

(101) Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Core Bond Trust

Date: August 19, 2022